Document and Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 31, 2012
Document Document And Entity Information [Abstract]
Document Type	8-K
Document Period End Date	Dec 31, 2011
Entity Registrant Name	CIGNA Corporation
Entity Central Index Key	0000701221
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Trading Symbol	CI
Entity Common Stock Shares Outstanding		286,517,042
Amendment Flag	false
Entity Current Reporting Status	Yes
Entity Well Known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Public Float	$ 11,992
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Premiums and fees	$ 19,089	$ 18,393	$ 16,041
Net investment income	1,146	1,105	1,014
Mail order pharmacy revenues	1,447	1,420	1,282
Other revenues	244	254	116
Realized investment gains (losses):
Other-than-temporary impairments on fixed maturities, net	(26)	(1)	(47)
Other realized investment gains	88	76	4
Total realized investment gains (losses)	62	75	(43)
Total revenues	21,988	21,247	18,410
Benefits and Expenses
Health Care medical claims expense	8,182	8,570	6,927
Other benefit expenses	4,308	3,663	3,407
Mail order pharmacy cost of goods sold	1,203	1,169	1,036
GMIB fair value (gain) loss	234	55	(304)
Other operating expenses	6,185	5,988	5,491
Total benefits and expenses	20,112	19,445	16,557
Income from Continuing Operations before Income Taxes	1,876	1,802	1,853
Income taxes:
Current	398	331	275
Deferred	217	188	284
Total taxes	615	519	559
Income from Continuing Operations	1,261	1,283	1,294
Income from discontinued operations, net of taxes	0	0	(1)
Net Income	1,261	1,283	1,295
Less: Net Income Attributable to Noncontrolling Interest	1	4	3
Shareholders' Net Income	$ 1,260	$ 1,279	$ 1,292
Basic Earnings Per Share:
Shareholders' income from continuing operations	$ 4.65	$ 4.69	$ 4.71
Shareholders' income from discontinued operations	$ 0	$ 0	$ 0
Shareholders' net income	$ 4.65	$ 4.69	$ 4.71
Diluted Earnings Per Share:
Shareholders' income from continuing operations	$ 4.59	$ 4.65	$ 4.69
Shareholders' income from discontinued operations	$ 0	$ 0	$ 0
Shareholders' net income	$ 4.59	$ 4.65	$ 4.69
Dividends Declared Per Share	$ 0.04	$ 0.04	$ 0.04

Consolidated Statements of Income (Amounts Attributable to CIGNA) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Income
Shareholders' income from continuing operations									$ 1,260	$ 1,279	$ 1,291
Shareholders' income from discontinued operations									0	0	1
Shareholders' Net Income	$ 273	$ 183	$ 391	$ 413	$ 445	$ 294	$ 282	$ 258	$ 1,260	$ 1,279	$ 1,292

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive Income [Line Items]
Shareholders' net income	$ 1,260	$ 1,279	$ 1,292
Net unrealized appreciation (depreciation), fixed maturities	210	151	543
Net unrealized appreciation (depreciation), equity securities	(2)	(1)	(3)
Net unrealized appreciation (depreciation) on securities	208	150	540
Net unrealized appreciation (depreciation), derivatives	1	6	(17)
Net translation of foreign currencies	(22)	33	39
Postretirement benefits liability adjustment	(360)	(189)	(97)
Shareholders' Other comprehensive income (loss)	(173)	0	465
Shareholders' comprehensive income	1,087	1,279	1,757
Net income attributable to noncontrolling interest	1	4	3
Other comprehensive income attributable to noncontrolling interest	0	2	3
Total comprehensive income	$ 1,088	$ 1,285	$ 1,763

Consolidated Balance Sheets (USD $)	Dec. 31, 2011	Dec. 31, 2010
Investments
Fixed maturities, at fair value (amortized cost, $14,257; $13,445)	$ 16,217,000,000	$ 14,709,000,000
Equity securities, at fair value (cost, $124; $144)	100,000,000	127,000,000
Commercial Mortgage Loans	3,301,000,000	3,486,000,000
Policy loans	1,502,000,000	1,581,000,000
Real estate	87,000,000	112,000,000
Other long-term investments	1,058,000,000	759,000,000
Short-term investments	225,000,000	174,000,000
Total investments	22,490,000,000	20,948,000,000
Cash and cash equivalents	4,690,000,000	1,605,000,000
Accrued investment income	252,000,000	235,000,000
Premiums, accounts and notes receivable, net	1,358,000,000	1,318,000,000
Reinsurance recoverables	6,256,000,000	6,495,000,000
Deferred policy acquisition costs	817,000,000	701,000,000
Property and equipment	1,024,000,000	912,000,000
Deferred income taxes, net	803,000,000	930,000,000
Goodwill	3,164,000,000	3,119,000,000
Other assets, including other intangibles	1,750,000,000	1,222,000,000
Separate account assets	8,093,000,000	7,908,000,000
Total assets	50,697,000,000	45,393,000,000
Liabilities
Contractholder deposit funds	8,553,000,000	8,509,000,000
Future policy benefits	8,593,000,000	8,147,000,000
Unpaid claims and claim expenses	4,146,000,000	4,017,000,000
Health Care medical claims payable	1,095,000,000	1,246,000,000
Unearned premiums and fees	502,000,000	416,000,000
Total insurance and contractholder liabilities	22,889,000,000	22,335,000,000
Accounts payable, accrued expenses and other liabilities	6,627,000,000	5,936,000,000
Short-term debt	104,000,000	552,000,000
Long-term debt	4,990,000,000	2,288,000,000
Nonrecourse obligations	0	0
Separate account liabilities	8,093,000,000	7,908,000,000
Total liabilities	42,703,000,000	39,019,000,000
Contingencies - Note 23	0	0
Shareholders' Equity
Common stock (par value per share, $0.25; shares issued,366, 351; authorized, 600)	92,000,000	88,000,000
Additional paid-in capital	3,188,000,000	2,534,000,000
Net unrealized appreciation, fixed maturities	739,000,000	529,000,000
Net unrealized appreciation, equity securities	1,000,000	3,000,000
Net unrealized depreciation, derivatives	(23,000,000)	(24,000,000)
Net translation of foreign currencies	3,000,000	25,000,000
Postretirement benefits liability adjustment	(1,507,000,000)	(1,147,000,000)
Accumulated other comprehensive loss	(787,000,000)	(614,000,000)
Retained earnings	10,787,000,000	9,590,000,000
Less treasury stock, at cost	(5,286,000,000)	(5,242,000,000)
Total shareholders' equity	7,994,000,000	6,356,000,000
Noncontrolling interest	0	18,000,000
Total equity	7,994,000,000	6,374,000,000
Total liabilities and equity	50,697,000,000	45,393,000,000
Shareholders' Equity Per Share	28	23.38
Fair Value Inputs Level 1 [Member]
Investments
Fixed maturities, at fair value (amortized cost, $14,257; $13,445)	217,000,000	133,000,000
Equity securities, at fair value (cost, $124; $144)	3,000,000	6,000,000
Short-term investments	0	0
Separate account assets	2,053,000,000	2,233,000,000
Fair Value Inputs Level 2 [Member]
Investments
Fixed maturities, at fair value (amortized cost, $14,257; $13,445)	15,028,000,000	13,677,000,000
Equity securities, at fair value (cost, $124; $144)	67,000,000	87,000,000
Short-term investments	225,000,000	174,000,000
Separate account assets	5,290,000,000	5,081,000,000
Fair Value Inputs Level 3 [Member]
Investments
Fixed maturities, at fair value (amortized cost, $14,257; $13,445)	972,000,000	899,000,000
Equity securities, at fair value (cost, $124; $144)	30,000,000	34,000,000
Short-term investments	0	0
Separate account assets	$ 750,000,000	$ 594,000,000

Consolidated Balance Sheets (Parentheticals) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Fixed maturities, at amortized cost	$ 14,257	$ 13,445
Equity Securities, at cost	$ 124	$ 144
Common stock par value	$ 0.25	$ 0.25
Common stock shares issued	366	351
Common Stock Shares Authorized	600	600

Statment of Changes in Total Equity (USD $) In Millions	Total	Shareholder Comprehensive Income Loss And Shareholders Equity [Member]	Common Stock	Additional Paid In Capital [Member]	Accumulated Other Comprehensive Income	Retained Earnings	Treasury Stock	Noncontrolling Interest
Total Equity, beginning of period at Dec. 31, 2008 (Scenario, Previously Reported [Member])	$ 3,598	$ 3,592	$ 88	$ 2,502	$ (1,074)	$ 7,374	$ (5,298)	$ 6
Total Equity, beginning of period (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	(200)	(200)	0	0	13	(213)	0	0
Total Equity, beginning of period at Dec. 31, 2008	3,398	3,392	88	2,502	(1,061)	7,161	(5,298)	6
Effect of issuing stock for employee benefit plans, Additional Paid In Capital				12
Effect of issuing stock for employee benefit plans, Retained Earnings						(58)
Effect of issuing stock for employee benefit plans, Treasury Stock							106
Effect of issuing stock for employee benefit plans, Total Equity	60	60
Effect of updated guidance on other-than-temporary impairments, Accumulated Other Comprehensive Loss					(18)
Effect of updated guidance on other-than-temporary impairments, Retained Earnings						18
Other comprehensive income (loss)	465	465			465
Other comprehensive income attributable to noncontrolling interest	3							3
Shareholders' net income	1,292	1,292				1,292
Shareholders' net income (Scenario, Previously Reported [Member]) (Accounting Standards Update 2010-26 [Member])	1,302
Shareholders' net income (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	(10)
Net income attributable to noncontrolling interest	3							3
Net income attributable to noncontrolling interest (Scenario, Previously Reported [Member]) (Accounting Standards Update 2010-26 [Member])	3
Net income attributable to noncontrolling interest (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	0
Common dividends declared (per share: $0.04; $0.04)	(11)	(11)				(11)
Total Equity, end of period at Dec. 31, 2009	5,210	5,198	88	2,514	(614)	8,402	(5,192)	12
Effect of issuing stock for employee benefit plans, Additional Paid In Capital				20
Effect of issuing stock for employee benefit plans, Retained Earnings						(80)
Effect of issuing stock for employee benefit plans, Treasury Stock							151
Effect of issuing stock for employee benefit plans, Total Equity	91	91
Other comprehensive income (loss)	0	0			0
Other comprehensive income attributable to noncontrolling interest	2							2
Shareholders' net income	1,279	1,279				1,279
Shareholders' net income (Scenario, Previously Reported [Member]) (Accounting Standards Update 2010-26 [Member])	1,345
Shareholders' net income (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	(66)
Net income attributable to noncontrolling interest	4							4
Net income attributable to noncontrolling interest (Scenario, Previously Reported [Member]) (Accounting Standards Update 2010-26 [Member])	4
Net income attributable to noncontrolling interest (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	0
Common dividends declared (per share: $0.04; $0.04)	(11)	(11)				(11)
Repurchase of common stock	(201)	(201)					(201)
Total Equity, end of period at Dec. 31, 2010	6,374	6,356	88	2,534	(614)	9,590	(5,242)	18
Issuance of common stock	629	629	4	625
Effect of issuing stock for employee benefit plans, Additional Paid In Capital				27
Effect of issuing stock for employee benefit plans, Retained Earnings						(52)
Effect of issuing stock for employee benefit plans, Treasury Stock							181
Effect of issuing stock for employee benefit plans, Total Equity	156	156
Effects of acquistion of noncontrolling interest	(17)	2		2				(19)
Other comprehensive income (loss)	(173)	(173)			(173)
Other comprehensive income attributable to noncontrolling interest	0
Shareholders' net income	1,260	1,260				1,260
Shareholders' net income (Scenario, Previously Reported [Member]) (Accounting Standards Update 2010-26 [Member])	1,327
Shareholders' net income (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	(67)
Net income attributable to noncontrolling interest	1							1
Net income attributable to noncontrolling interest (Scenario, Previously Reported [Member]) (Accounting Standards Update 2010-26 [Member])	1
Net income attributable to noncontrolling interest (Restatement Adjustment [Member]) (Accounting Standards Update 2010-26 [Member])	0
Common dividends declared (per share: $0.04; $0.04)	(11)	(11)				(11)
Repurchase of common stock	(225)	(225)					(225)
Total Equity, end of period at Dec. 31, 2011	$ 7,994	$ 7,994	$ 92	$ 3,188	$ (787)	$ 10,787	$ (5,286)	$ 0

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net Income	$ 1,261	$ 1,283	$ 1,295
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	345	292	268
Realized investment (gains) losses	(62)	(75)	43
Deferred income taxes	217	188	284
Gains on sale of businesses (excluding discontinued operations)	(25)	(13)	(32)
Income from discontinued operations, net of taxes	0	0	(1)
Net changes in assets and liabilities, net of non-operating effects:
Premiums, accounts and notes receivable	(50)	62	49
Reinsurance recoverables	19	37	30
Deferred policy acquisition costs	(129)	(94)	(68)
Other assets	(307)	3	456
Insurance liabilities	154	325	(357)
Accounts payable, accrued expenses and other liabilities	344	(272)	(1,321)
Current income taxes	(246)	2	55
Other, net	(30)	5	44
Net cash provided by operating activities	1,491	1,743	745
Proceeds from investments sold:
Fixed maturities	830	822	927
Equity securities	46	4	22
Commercial mortgage loans	253	63	61
Other (primarily short-term and other long-term investments)	1,915	1,102	910
Investment maturities and repayments:
Fixed maturities	1,265	1,084	1,100
Commercial mortgage	385	70	94
Investments purchased:
Fixed maturities	(2,877)	(2,587)	(2,916)
Equity securities	(20)	(12)	(14)
Commercial mortgage loans	(487)	(239)	(175)
Other (primarily short-term and other long-term investments)	(2,056)	(810)	(1,187)
Property and equipment purchases	(422)	(300)	(307)
Acquisitions, net of cash acquired	(102)	(539)	0
Net cash used in investing activities	(1,270)	(1,342)	(1,485)
Cash Flows from Financing Activities
Deposits and interest credited to contractholder deposit funds	1,323	1,295	1,312
Withdrawals and benefit payments from contractholder deposit funds	(1,178)	(1,205)	(1,223)
Change in cash overdraft position	(1)	59	53
Net change in short-term debt, primarily commercial paper	(451)	(270)	(200)
Issuance of long-term debt	2,676	543	346
Repurchase of common stock	(225)	(201)	0
Issuance of common stock	734	64	30
Common dividends paid	(11)	(11)	(11)
Net cash provided by financing activities	2,867	274	307
Effect of foreign currency rate changes on cash and cash equivalents	(3)	6	15
Net increase (decrease) in cash and cash equivalents	3,085	681	(418)
Cash and cash equivalents, January 1,	1,605	924	1,342
Cash and cash equivalents, December 31,	4,690	1,605	924
Supplemental Disclosure of Cash Information:
Income taxes paid, net of refunds	633	326	220
Interest paid	$ 185	$ 180	$ 158

Description of Business	12 Months Ended
Dec. 31, 2011
Description Of Business [Abstract]
Description of Business

Note 1 — Description of Business

Cigna Corporation is a holding company and is not an insurance company. Its subsidiaries conduct various businesses, that are described in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“ 2011 Form 10-K”). As used in this document, “Cigna” and the “Company” may refer to Cigna Corporation itself, one or more of its subsidiaries, or Cigna Corporation and its consolidated subsidiaries.

The Company is a global health services organization with insurance subsidiaries that are major providers of medical, dental, disability, life and accident insurance and related products and services. In the U.S., the majority of these products and services are offered through employers and other groups (e.g. unions and associations) and, in selected international markets, Cigna offers supplemental health, life and accident insurance products and international health care coverage and services to businesses, governmental and non-governmental organizations and individuals. In addition to its ongoing operations described above, the Company also has certain run-off operations, including a Run-off Reinsurance segment.

Summary of Signficant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]

Note 2 — Summary of Significant Accounting Policies

A.       Basis of Presentation

The Consolidated Financial Statements include the accounts of Cigna Corporation and its significant subsidiaries. Intercompany transactions and accounts have been eliminated in consolidation.

These Consolidated Financial Statements were prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Amounts recorded in the Consolidated Financial Statements necessarily reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates. The impact of a change in estimate is generally included in earnings in the period of adjustment.

As explained further under Note 2(B), the Company retrospectively adopted amended accounting guidance for deferred policy acquisition costs, resulting in revisions to these financial statements. The Company also retrospectively adopted amended accounting guidance on the reporting of comprehensive income, resulting in an update to the format of the financial statements.

In preparing these Consolidated Financial Statements, the Company has evaluated events that occurred between the balance sheet date and February 23, 2012.

Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Variable interest entities. As of December 31, 2011 and 2010 the Company determined it was not a primary beneficiary in any variable interest entities.

B.       Changes in Accounting Pronouncements

Deferred acquisition costs. Effective January 1, 2012, the Company adopted the Financial Accounting Standards Board's (“FASB”) amended guidance (ASU 2010-26) on accounting for costs to acquire or renew insurance contracts. This guidance requires certain sales compensation and telemarketing costs related to unsuccessful efforts and any indirect costs to be expensed as incurred. The Company's deferred acquisition costs arise from sales and renewal activities primarily in its International segment. This amended guidance was implemented through retrospective adjustment of comparative prior periods. As reported in the Consolidated Statement of Equity, the cumulative effect of adopting the amended accounting guidance as of January 1, 2009 was a reduction in Total Shareholders' Equity of $200 million. Summarized below are the effects of the amended guidance on previously reported amounts for the years ended December 31, 2011, 2010 and 2009.

Condensed Consolidated Statement of Income
Year Ended December 31
				Effect of amended
	As previously			accounting			As retrospectively
(In millions)	reported			guidance			adjusted
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Revenues, excluding other revenues	$21,744	$20,993	$18,294	$-	$-	$-	$21,744	$20,993	$18,294
Other revenues	254	260	120	(10)	(6)	(4)	244	254	116
Total Revenues	21,998	21,253	18,414	(10)	(6)	(4)	21,988	21,247	18,410
Benefits and expenses, excluding other operating expenses	13,927	13,457	11,066	-	-	-	13,927	13,457	11,066
Other operating expenses	6,103	5,926	5,450	82	62	41	6,185	5,988	5,491
Total benefits and expenses	20,030	19,383	16,516	82	62	41	20,112	19,445	16,557
Income before Income Taxes	1,968	1,870	1,898	(92)	(68)	(45)	1,876	1,802	1,853
Current income taxes	398	331	275	-	-	-	398	331	275
Deferred income taxes	242	190	319	(25)	(2)	(35)	217	188	284
Total taxes	640	521	594	(25)	(2)	(35)	615	519	559
Discontinued Operations	-	-	1	-	-	-	-	-	1
Net income	1,328	1,349	1,305	(67)	(66)	(10)	1,261	1,283	1,295
Less: Net income attributable to Noncontrolling Interest	1	4	3	-	-	-	1	4	3
Shareholders' Net Income	$1,327	$1,345	$1,302	$(67)	$(66)	$(10)	$1,260	$1,279	$1,292

Earnings per share:
Basic	$4.90	$4.93	$4.75	$(0.25)	$(0.24)	$(0.04)	$4.65	$4.69	$4.71
Diluted	$4.84	$4.89	$4.73	$(0.25)	$(0.24)	$(0.04)	$4.59	$4.65	$4.69

Condensed Consolidated Balance Sheet
As of December 31
				Effect of amended
	As previously			accounting				As retrospectively
(In millions)	reported			guidance				adjusted
	2011	2010		2011	2010			2011	2010
Deferred policy acquisition costs	$1,312	$1,122		$(495)	$(421)			$817	$701
Deferred income taxes, net	632	782		171	148			803	930
Other assets, including other intangibles	1,776	1,238		(26)	(16)			1,750	1,222
All other assets	47,327	42,540		-	-			47,327	42,540
Total assets	$51,047	$45,682		$(350)	$(289)			$50,697	$45,393

Net translation of foreign currencies	$(3)	$25		$6	$-			$3	$25
Retained earnings	11,143	9,879		(356)	(289)			10,787	9,590
Other shareholders' equity	(2,796)	(3,259)		-	-			(2,796)	(3,259)
Total shareholders' equity	$8,344	$6,645		$(350)	$(289)			$7,994	$6,356

Condensed Consolidated Statement of Cash Flows
Year Ended December 31
				Effect of amended
	As previously			accounting			As retrospectively
(In millions)	reported			guidance			adjusted
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Net income	$1,328	$1,349	$1,305	$(67)	$(66)	$(10)	$1,261	$1,283	$1,295
Deferred income taxes	242	190	319	(25)	(2)	(35)	217	188	284
Deferred policy acquisition expenses	(211)	(156)	(109)	82	62	41	(129)	(94)	(68)
Other assets	(317)	(3)	452	10	6	4	(307)	3	456

Note 22
Segment information: International
Year Ended December 31
				Effect of amended
	As previously			accounting			As retrospectively
(In millions)	reported			guidance			adjusted
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Premiums and fees and other revenues	$3,017	$2,299	$1,904	$(10)	$(6)	$(4)	$3,007	$2,293	$1,900
Segment earnings	286	243	183	(67)	(66)	(10)	219	177	173

Presentation of Comprehensive Income. Effective January 1, 2012, the Company adopted the FASB's amended guidance (ASU 2011-05) that requires presenting net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive statements. Neither measurement of comprehensive income nor disclosure requirements for reclassification adjustments between other comprehensive income and net income were affected by this amended guidance. The Company has elected to present a separate statement of comprehensive income following the statement of income and has retrospectively adjusted prior periods to conform to the new presentation, as required.

Troubled debt restructurings. Effective July 1, 2011, the Company adopted the FASB's updated guidance (ASU 2011-02) to clarify for lenders that a troubled debt restructuring occurs when a debt modification is a concession to the borrower and the borrower is experiencing financial difficulties. This guidance was required to be applied retrospectively for restructurings occurring on or after January 1, 2011. The amendment also required new disclosures to be provided beginning in the third quarter of 2011 addressing certain troubled debt restructurings.  Adoption of the new guidance did not have a material effect to the Company's results of operations or financial condition. See Note 11 for additional information related to commercial mortgage loans.

Fair value measurements. In May 2011, the FASB amended guidance (ASU 2011-04) to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments are effective January 1, 2012 and are to be applied prospectively. The Company expects no material effects at implementation.

The Company adopted the FASB's updated guidance on fair value measurements (ASU 2010-06) in the first quarter of 2010, which requires separate disclosures of significant transfers between levels in the fair value hierarchy. See Note 10 for additional information.

Amendments to the FASB's fair value guidance in 2009 had no effect on the Company's Consolidated Financial Statements. See Note 10 for additional information.

Other-than-temporary impairments. On April 1, 2009, the Company adopted the FASB's updated guidance for evaluating whether an impairment is other than temporary for fixed maturities with declines in fair value below amortized cost (ASC 320). A reclassification adjustment from retained earnings to accumulated other comprehensive income was required for previously impaired fixed maturities that had a non-credit loss as of the date of adoption, net of related tax effects.

The cumulative effect of adoption increased the Company's retained earnings in 2009 with an offsetting decrease to accumulated other comprehensive income of $18 million, with no overall change to shareholders' equity. See Note 11 (A) for information on the Company's other-than-temporary impairments including additional required disclosures.

C.       Investments

The Company's accounting policies for investment assets are discussed below:

Fixed maturities and equity securities. Fixed maturities primarily include bonds, mortgage and other asset-backed securities and preferred stocks redeemable by the investor. Equity securities include common stocks and preferred stocks that are non-redeemable or redeemable only at the option of the issuer. These investments are primarily classified as available for sale and are carried at fair value with changes in fair value recorded in accumulated other comprehensive income (loss) within shareholders' equity.  Beginning April 1, 2009, for fixed maturities with declines in fair value below amortized cost, the Company assesses its intent to sell or whether it is more likely than not to be required to sell such fixed maturities before their fair values recover. If so, an impairment loss is recognized in net income for the excess of their amortized cost over fair value. In addition, when the Company determines it does not expect to recover the amortized cost basis of fixed maturities with declines in fair value (even if it does not intend to sell or will not be required to sell these fixed maturities), the credit portion of the impairment loss is recognized in net income and the non-credit portion, if any, is recognized in a separate component of shareholders' equity. The credit portion is the difference between the amortized cost basis of the fixed maturity and the net present value of its projected future cash flows. Projected future cash flows are based on qualitative and quantitative factors, including probability of default, and the estimated timing and amount of recovery. For mortgage and asset-backed securities, estimated future cash flows are based on assumptions about the collateral attributes including prepayment speeds, default rates and changes in value. Equity securities and, prior to April 1, 2009, fixed maturities were considered impaired, and their cost basis was written down to fair value through earnings, when management did not expect to recover the amortized cost, or if the Company could not demonstrate its intent or ability to hold the investment until full recovery. Fixed maturities and equity securities also include trading and certain hybrid securities that are carried at fair value with changes in fair value reported in realized investment gains and losses. The Company has irrevocably elected the fair value option for these securities to simplify accounting and mitigate volatility in results of operations and financial condition. Hybrid securities include certain preferred stock and debt securities with call or conversion options.

Commercial mortgage loans. Mortgage loans held by the Company are made exclusively to commercial borrowers. Generally, commercial mortgage loans are carried at unpaid principal balances and are issued at a fixed rate of interest. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying real estate. Valuation reserves reflect any changes in fair value. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves are considered impaired because the Company will not collect all interest due according to the terms of the original agreements, however, the Company expects to recover their remaining carrying value primarily because it is less than the fair value of the underlying real estate.

Policy loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and therefore have no exposure to credit loss.

Real estate. Investment real estate can be “held and used” or “held for sale”. The Company accounts for real estate as follows:

  Real estate "held and used" is expected to be held longer than one year and includes real estate acquired through the foreclosure of commercial mortgage loans. The Company carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.
  Real estate is "held for sale" when a buyer's investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.
  The Company uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third-party appraisals.

At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other long-term investments depending on the ownership of the underlying assets. The Company rehabilitates, re-leases and sells foreclosed properties. This process usually takes from three to five years unless management considers a near-term sale preferable. When foreclosed real estate is recapitalized through a joint venture including a contribution of new equity from a third-party investor, the asset is accounted for as an investment in good standing reported in other long-term investments.

Other long-term investments. Other long-term investments include investments in unconsolidated entities. These entities include certain limited partnerships and limited liability companies holding real estate, securities or loans. These investments are carried at cost plus the Company's ownership percentage of reported income or loss in cases where the Company has significant influence, otherwise the investment is carried at cost. Income from certain entities is reported on a one quarter lag depending on when their financial information is received. Also included in other long-term investments are loans to unconsolidated real estate entities secured by the equity interests of these real estate entities, which are carried at unpaid principal balances (mezzanine loans). These other long-term investments are considered impaired, and written down to their fair value, when cash flows indicate that the carrying value may not be recoverable. Fair value is generally determined based on a discounted cash flow analysis.

Additionally, other long-term investments include interest rate and foreign currency swaps carried at fair value. See Note 12 for information on the Company's accounting policies for these derivative financial instruments.

Short-term investments. Investments with maturities of greater than 90 days but less than one year from time of purchase are classified as short-term, available for sale and carried at fair value, which approximates cost.

Derivative financial instruments. The Company applies hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Effectiveness is formally assessed and documented at inception and each period throughout the life of a hedge using various quantitative methods appropriate for each hedge, including regression analysis and dollar offset. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in shareholders' net income.

The Company accounts for derivative instruments as follows:

  Derivatives are reported on the balance sheet at fair value with changes in fair values reported in shareholders' net income or accumulated other comprehensive income.
  Changes in the fair value of derivatives that hedge market risk related to future cash flows and that qualify for hedge accounting are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
  A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, the Company reflects hedge ineffectiveness in shareholders' net income (generally as part of realized investment gains and losses).
  On early termination, the fair value of derivatives that qualified for hedge accounting are reported in shareholders' net income.

Net investment income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income when interest payments are delinquent based on contractual terms or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are actually received. Interest and dividends on trading and hybrid securities and prepayment penalties on mortgage loans are included in net investment income when they are earned.

Investment gains and losses. Realized investment gains and losses result from sales, investment asset write-downs, changes in the fair values of trading and hybrid securities and certain derivatives, changes in valuation reserves and prepayment penalties on fixed maturities, based on specifically identified assets. Realized investment gains and losses on the disposition of certain directly owned real estate investments are eliminated from ongoing operations and reported in discontinued operations when the operations and cash flows of the underlying assets are clearly distinguishable and the Company has no significant continuing involvement in their operations.

Unrealized gains and losses on fixed maturities and equity securities carried at fair value (excluding trading and hybrid securities) and certain derivatives are included in accumulated other comprehensive income (loss), net of:

  amounts required to adjust future policy benefits for the run-off settlement annuity business; and
  deferred income taxes.

  Cash and Cash Equivalents

  Cash equivalents consist of short-term investments with maturities of three months or less from the time of purchase that are classified as held to maturity and carried at amortized cost. The Company reclassifies cash overdraft positions to accounts payable, accrued expenses and other liabilities when the legal right of offset does not exist.

  Premiums, Accounts and Notes Receivable and Reinsurance Recoverables

Premiums, accounts and notes receivable are reported net of an allowance for doubtful accounts of $45 million as of December 31, 2011 and $49 million as of December 31, 2010. Reinsurance recoverables are estimates of amounts that the Company will receive from reinsurers and are recorded net of an allowance for unrecoverable reinsurance of $5 million as of December 31, 2011 and $10 million as of December 31, 2010. The Company estimates these allowances for doubtful accounts for premiums, accounts and notes receivable, as well as for reinsurance recoverables, using management's best estimate of collectibility, taking into consideration the aging of these amounts, historical collection patterns and other economic factors.

F. Deferred Policy Acquisition Costs

Acquisition costs relate to the successful acquisition of new or renewal insurance contracts. Costs eligible for deferral include incremental, direct costs of contract acquisition and other costs directly related to successful contract acquisition. Examples of deferrable costs include commissions, sales compensation and benefits, policy issuance and underwriting costs and premium taxes. The Company records acquisition costs differently depending on the product line. Acquisition costs for:

  Universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.
  Supplemental health, life and accident insurance (primarily individual international products) and group health and accident insurance products are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.
  Other products are expensed as incurred.

There are no deferred policy acquisition costs attributable to the sold individual life insurance and annuity and retirement businesses or the run-off reinsurance and settlement annuity operations.

For universal life and other individual products, management estimates the present value of future revenues less expected payments. For group health and accident insurance products, management estimates the sum of unearned premiums and anticipated net investment income less future expected claims and related costs. If management's estimates of these sums are less than the deferred costs, the Company reduces deferred policy acquisition costs and records an expense. The Company recorded amortization for policy acquisition costs of $259 million in 2011, $251 million in 2010 and $242 million in 2009 in other operating expenses. The accounting for acquisition costs changed in 2012. See Recent Accounting Pronouncements for additional information.

  Property and Equipment

  Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified solely to meet the Company's internal needs, with no plan to market externally. Costs directly related to acquiring, developing or modifying internal-use software are capitalized.

  The Company calculates depreciation and amortization principally using the straight-line method generally based on the estimated useful life of each asset as follows: buildings and improvements, 10 to 40 years; purchased software, one to five years; internally developed software, three to seven years; and furniture and equipment (including computer equipment), three to 10 years. Improvements to leased facilities are depreciated over the remaining lease term or the estimated life of the improvement. The Company considers events and circumstances that would indicate the carrying value of property, equipment or capitalized software might not be recoverable. If the Company determines the carrying value of a long-lived asset is not recoverable, an impairment charge is recorded. See Note 8 for additional information.

  Goodwill

  Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill primarily relates to the Health Care segment ($2.9 billion) and, to a lesser extent, the International segment ($290 million). The Company evaluates goodwill for impairment at least annually during the third quarter at the reporting unit level, based on discounted cash flow analyses and writes it down through results of operations if impaired. Consistent with prior years, the Company's evaluations of goodwill associated with the Health Care and International segments used the best information available at the time, including reasonable assumptions and projections consistent with those used in its annual planning process. The discounted cash flow analyses used a range of discount rates that correspond with the Company's, or, in the case of International, the reporting unit's weighted average cost of capital, consistent with that used for investment decisions considering the specific and detailed operating plans and strategies within the segment or reporting unit. The resulting discounted cash flow analysis indicated an estimated fair value for the Health Care segment and International's reporting unit exceeding their carrying values, including goodwill and other intangibles. Finally, the Company determined that no events or circumstances occurred subsequent to the annual evaluation of goodwill that would more likely than not reduce the fair value of the Health Care segment or International's reporting unit below their carrying values. See Note 8 for additional information.

  Other Assets, including Other Intangibles

Other assets consist of various insurance-related assets and the gain position of certain derivatives, primarily GMIB assets. The Company's other intangible assets include purchased customer and producer relationships, provider networks, and trademarks. The Company amortizes other intangibles on an accelerated or straight-line basis over periods from 1 to 30 years. Management revises amortization periods if it believes there has been a change in the length of time that an intangible asset will continue to have value. Costs incurred to renew or extend the terms of these intangible assets are generally expensed as incurred. See Note 8 for additional information.

J.       Separate Account Assets and Liabilities

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of the Company's other businesses. These separate account assets are carried at fair value with equal amounts for related separate account liabilities. The investment income, gains and losses of these accounts generally accrue to the contractholders and, together with their deposits and withdrawals, are excluded from the Company's Consolidated Statements of Income and Cash Flows. Fees earned for asset management services are reported in premiums and fees.

K.       Contractholder Deposit Funds

Liabilities for contractholder deposit funds primarily include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges and, for universal life fund balances, mortality charges. In addition, this caption includes premium stabilization reserves that are insurance experience refunds for group contracts that are left with the Company to pay future premiums, deposit administration funds that are used to fund nonpension retiree insurance programs, retained asset accounts and annuities or supplementary contracts without significant life contingencies. Interest credited on these funds is accrued ratably over the contract period.

  Future Policy Benefits

Future policy benefits are liabilities for the present value of estimated future obligations under long-term life and supplemental health insurance policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for annuity contracts, life insurance benefits, guaranteed minimum death benefit (“GMDB”) contracts and certain life, accident and health insurance products in our International operations.

Obligations for annuities represent specified periodic benefits to be paid to an individual or groups of individuals over their remaining lives. Obligations for life insurance policies represent benefits to be paid to policyholders, net of future premiums to be received. Management estimates these obligations based on assumptions as to premiums, interest rates, mortality and surrenders, allowing for adverse deviation. Mortality, morbidity, and surrender assumptions are based on either the Company's own experience or actuarial tables. Interest rate assumptions are based on management's judgment considering the Company's experience and future expectations, and range from 1% to 10%. Obligations for the run-off settlement annuity business include adjustments for investment returns consistent with requirements of GAAP when a premium deficiency exists.

Certain reinsurance contracts contain GMDB under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the contractholder's account values (based on underlying equity and bond mutual fund investments). These obligations are estimated based on assumptions regarding lapse, partial surrenders, mortality, interest rates (mean investment performance and discount rate), market volatility as well as investment returns and premiums, consistent with the requirements of GAAP when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management's judgment considering the Company's experience and future expectations. The results of futures and swap contracts used in the GMDB equity and growth interest rate hedge programs are reflected in the liability calculation as a component of investment returns. See also Note 6 for additional information.

  Unpaid Claims and Claims Expenses

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under insurance coverages (primarily long-term disability, workers' compensation and life and health) for reported claims and for losses incurred but not yet reported.

The Company develops these estimates for losses incurred but not yet reported using actuarial principles and assumptions based on historical and projected claim incidence patterns, claim size, subrogation recoveries and the length of time over which payments are expected to be made. The Company consistently applies these actuarial principles and assumptions each reporting period, with consideration given to the variability of these factors, and recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions.

The Company's estimate of the liability for disability claims reported but not yet paid is primarily calculated as the present value of expected benefit payments to be made over the estimated time period that a policyholder remains disabled. The Company estimates the expected time period that a policyholder may be disabled by analyzing the rate at which an open claim is expected to close (claim resolution rate). Claim resolution rates may vary based upon the length of time a policyholder is disabled, the covered benefit period, cause of disability, benefit design and the policyholder's age, gender and income level. The Company uses historical resolution rates combined with an analysis of current trends and operational factors to develop current estimates of resolution rates. The reserve for the gross monthly disability benefits due to a policyholder is reduced (offset) by the income that the policyholder receives under other benefit programs, such as Social Security Disability Income, workers' compensation, statutory disability or other group disability benefit plans. For awards of such offsets that have not been finalized, the Company estimates the probability and amount of the offset based on the Company's experience over the past three to five years.

The Company discounts certain claim liabilities related to group long-term disability and workers' compensation because benefit payments may be made over extended periods. Discount rate assumptions are based on projected investment returns for the asset portfolios that support these liabilities and range from 3.80% to 6.25%. When estimates change, the Company records the adjustment in benefits and expenses in the period in which the change in estimate is identified. Discounted liabilities associated with the long-term disability and certain workers' compensation businesses were $3.2 billion at December 31, 2011 and $3.1 billion at December 31, 2010.

N.       Health Care Medical Claims Payable

Medical claims payable for the Health Care segment include both reported claims and estimates for losses incurred but not yet reported. The Company develops estimates for Health Care medical claims payable using actuarial principles and assumptions consistently applied each reporting period, and recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions.

The liability is primarily calculated using “completion factors” (a measure of the time to process claims), which are developed by comparing the date claims were incurred, generally the date services were provided, to the date claims were paid. The Company uses historical completion factors combined with an analysis of current trends and operational factors to develop current estimates of completion factors. The Company estimates the liability for claims incurred in each month by applying the current estimates of completion factors to the current paid claims data. This approach implicitly assumes that historical completion rates will be a useful indicator for the current period. It is possible that the actual completion rates for the current period will develop differently from historical patterns, which could have a material impact on the Company's medical claims payable and shareholders' net income.

Completion factors are impacted by several key items including changes in: 1) electronic (auto-adjudication) versus manual claim processing, 2) provider claims submission rates, 3) membership and 4) the mix of products. As noted, the Company uses historical completion factors combined with an analysis of current trends and operational factors to develop current estimates of completion factors.

In addition, for the more recent months, the Company also relies on medical cost trend analysis, which reflects expected claim payment patterns and other relevant operational considerations. Medical cost trend is primarily impacted by medical service utilization and unit costs, which are affected by changes in the level and mix of medical benefits offered, including inpatient, outpatient and pharmacy, the impact of copays and deductibles, changes in provider practices and changes in consumer demographics and consumption behavior.

Despite reflecting both historical and emerging trends in setting reserves, it is possible that the actual medical trend for the current period will develop differently from expectations, which could have a material impact on the Company's medical claims payable and shareholders' net income.

For each reporting period, the Company evaluates key assumptions by comparing the assumptions used in establishing the medical claims payable to actual experience. When actual experience differs from the assumptions used in establishing the liability, medical claims payable are increased or decreased through current period shareholders' net income. Additionally, the Company evaluates expected future developments and emerging trends which may impact key assumptions. The estimation process involves considerable judgment, reflecting the variability inherent in forecasting future claim payments. These estimates are highly sensitive to changes in the Company's key assumptions, specifically completion factors, and medical cost trends.

  Unearned Premiums and Fees

Premiums for life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. Fees for mortality and contract administration of universal life products are recognized ratably over the coverage period. The unrecognized portion of these amounts received is recorded as unearned premiums and fees.

  Accounts Payable, Accrued Expenses and Other Liabilities

Accounts payable, accrued expenses and other liabilities consist principally of liabilities for pension, other postretirement and postemployment benefits (see Note 9), self-insured exposures, management compensation and various insurance-related items, including experience rated refunds, the minimum medical loss ratio rebate accrual under Health Care Reform, amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Accounts payable, accrued expenses and other liabilities also include certain overdraft positions and the loss position of certain derivatives, primarily for GMIB contracts (see Note 12). Legal costs to defend the Company's litigation and arbitration matters are expensed when incurred in cases that the Company cannot reasonably estimate the ultimate cost to defend. In cases that the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

  Translation of Foreign Currencies

The Company generally conducts its international business through foreign operating entities that maintain assets and liabilities in local currencies, which are generally their functional currencies. The Company uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income (loss). The Company uses average monthly exchange rates during the year to translate revenues and expenses into U.S. dollars.

  Premiums and Fees, Revenues and Related Expenses

Premiums for group life, accident and health insurance and managed care coverages are recognized as revenue on a pro rata basis over the contract period. Benefits and expenses are recognized when incurred. Premiums and fees include revenue from experience-rated contracts that is based on the estimated ultimate claim, and in some cases, administrative cost experience of the contract. For these contracts, premium revenue includes an adjustment for experience-rated refunds which is calculated according to contract terms and using the customer's experience (including estimates of incurred but not reported claims). Beginning in 2011, premium revenue also includes an adjustment to reflect the estimated effect of rebates due to customers under the minimum medical loss ratio provisions of Health Care Reform.

Premiums for individual life, accident and health insurance and annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits and expenses are matched with premiums.

Premiums and fees received for the Company's Medicare Advantage Plans and Medicare Part D products from customers and the Centers for Medicare and Medicaid Services (CMS) are recognized as revenue ratably over the contract period. CMS provides risk adjusted premium payments for the Medicare Advantage Plans and Medicare Part D products, based on the demographics and health severity of enrollees. The Company recognizes periodic changes to risk adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. Additionally, Medicare Part D includes payments from CMS for risk sharing adjustments. The risk sharing adjustments, that are estimated quarterly based on claim experience, compare actual incurred drug benefit costs to estimated costs submitted in original contracts and may result in more or less revenue from CMS. Final revenue adjustments are determined through an annual settlement with CMS that occurs after the contract year.

Revenue for investment-related products is recognized as follows:

  Net investment income on assets supporting investment-related products is recognized as earned.
  Contract fees, which are based upon related administrative expenses, are recognized in premiums and fees as they are earned ratably over the contract period.

Benefits and expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.

Revenue for universal life products is recognized as follows:

  Net investment income on assets supporting universal life products is recognized as earned.
  Fees for mortality and surrender charges are recognized as assessed, which is as earned.
  Administration fees are recognized as services are provided.

Benefits and expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are submitted, and income is credited to policyholders in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided. Mail order pharmacy revenues and cost of goods sold are recognized as each prescription is shipped.

  Stock Compensation

The Company records compensation expense for stock awards and options over their vesting periods primarily based on the estimated fair value at the grant date. Compensation expense is recorded for stock options over their vesting period based on fair value at the grant date which is calculated using an option-pricing model. Compensation expense is recorded for restricted stock grants and units over their vesting periods based on fair value, which is equal to the market price of the Company's common stock on the date of grant. Compensation expense for strategic performance shares is recorded over the performance period. For strategic performance shares with payment dependent on market condition, fair value is determined at the grant date using a Monte Carlo simulation model and not subsequently adjusted regardless of the final outcome. For strategic performance shares with payment dependent on performance conditions, expense is initially accrued based on the most likely outcome, but evaluated for adjustment each period for updates in the expected outcome. At the end of the performance period, expense is adjusted to the actual outcome (number of shares awarded times the share price at the grant date).

  Participating Business

  The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's life insurance subsidiaries. Participating insurance accounted for approximately 1% of the Company's total life insurance in force at the end of 2011, 2010 and 2009.

  Income Taxes

  The Company and its domestic subsidiaries file a consolidated United States federal income tax return. The Company's foreign subsidiaries file tax returns in accordance with foreign law. U.S. taxation of these foreign subsidiaries may differ in timing and amount from taxation under foreign laws. Reportable amounts, including credits for foreign tax paid by these subsidiaries, are reflected in the U.S. tax return of the affiliates' domestic parent.

  The Company recognizes deferred income taxes when the financial statement and tax-based carrying values of assets and liabilities are different and recognizes deferred income tax liabilities on the unremitted earnings of foreign subsidiaries that are not permanently invested overseas. For subsidiaries whose earnings are considered permanently invested overseas, income taxes are accrued at the local foreign tax rate. The Company establishes valuation allowances against deferred tax assets if it is more likely than not that the deferred tax asset will not be realized. The need for a valuation allowance is determined based on the evaluation of various factors, including expectations of future earnings and management's judgment. Note 19 contains detailed information about the Company's income taxes.

  The Company recognizes interim period income taxes by estimating an annual effective tax rate and applying it to year-to-date results. The estimated annual effective tax rate is periodically updated throughout the year based on actual results to date and an updated projection of full year income. Although the effective tax rate approach is generally used for interim periods, taxes on significant, unusual and infrequent items are recognized at the statutory tax rate entirely in the period the amounts are realized.

  Earnings Per Share

The Company computes basic earnings per share using the weighted-average number of unrestricted common and deferred shares outstanding. Diluted earnings per share also includes the dilutive effect of outstanding employee stock options and unvested restricted stock granted after 2009 using the treasury stock method and the effect of strategic performance shares.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

Note 3 — Acquisitions and Dispositions

The Company may from time to time acquire or dispose of assets, subsidiaries or lines of business.  Significant transactions are described below.

  Acquisition of HealthSpring, Inc.

  On January 31, 2012 the Company acquired all of the outstanding shares of HealthSpring, Inc. (“HealthSpring”) for $55 per share in cash and Cigna stock awards, representing an estimated cost of approximately $3.8 billion. HealthSpring provides Medicare Advantage coverage in 11 states and the District of Columbia, as well as a large, national stand-alone Medicare prescription drug business. The Company funded the acquisition with internal cash resources, including cash generated from the issuance of commercial paper in 2012, as well as $2.1 billion of additional debt and $650 million of new equity issued during the fourth quarter of 2011 ($629 million net of underwriting discount and fees).

  Acquisition of FirstAssist

  In November 2011, the Company acquired FirstAssist Group Holdings Limited (“FirstAssist”) for approximately $115 million, using available cash on hand. FirstAssist is based in the United Kingdom and provides travel and protection insurance services that the Company expects will enhance its individual business in the U.K. and around the world.

  In accordance with GAAP, the total purchase price has been allocated to the tangible and intangible net assets acquired based on management's preliminary estimates of their fair values and may change when appraisals are finalized and as additional information becomes available over the next several months. Accordingly, approximately $58 million was allocated to intangible assets, while $56 million has been allocated to goodwill and is reported in the International segment.

  The results of FirstAssist are included in the Company's Consolidated Financial Statements from the date of acquisition. The pro forma effect on total revenues and net income assuming the acquisition had occurred as of January 1, 2010 were not material to the Company's total revenues and shareholders' net income for the years ended December 31, 2011 and 2010.

  Reinsurance of Run-off Workers' Compensation and Personal Accident Business

  On December 31, 2010, the Company essentially exited from its workers' compensation and personal accident reinsurance business by purchasing retrocessional coverage from a Bermuda subsidiary of Enstar Group Limited and transferring administration of this business to the reinsurer. Under the reinsurance agreement, Cigna is indemnified for liabilities with respect to its workers' compensation and personal accident reinsurance business to the extent that these liabilities do not exceed 190% of the December 31, 2010 net reserves. The Company believes that the risk of loss beyond this maximum aggregate is remote. The reinsurance arrangement is secured by assets held in trust. Cash consideration paid to the reinsurer was $190 million. The net effect of this transaction was an after-tax loss of $20 million ($31 million pre-tax), primarily reported in other operating expenses in the Run-off Reinsurance segment.

  Sale of Workers' Compensation and Case Management Business

On December 1, 2010 the Company completed the sale of its workers' compensation and case management business to GENEX Holdings, Inc. The Company recognized an after-tax gain on sale of $11 million ($18 million pre-tax) which was reported in other revenues in the Disability and Life segment. Proceeds of the sale were received in preferred stock of GENEX Holdings, Inc., resulting in the Company becoming a minority shareholder in GENEX Holdings, Inc. This investment is classified in other long-term investments and accounted for using the equity method of accounting.

  Acquisition of Vanbreda International

On August 31, 2010, the Company acquired 100% of the voting stock of Vanbreda International NV (Vanbreda International), based in Antwerp, Belgium for a cash purchase price of $412 million. Vanbreda International specializes in providing worldwide medical insurance and employee benefits to intergovernmental and non-governmental organizations, including international humanitarian operations, as well as corporate clients. Vanbreda International's market leadership in the intergovernmental segment complements the Company's position in providing global health benefits primarily to multinational companies and organizations and their globally mobile employees in North America, Europe, the Middle East and Asia.

In accordance with GAAP, the total purchase price has been allocated to the tangible and intangible net assets acquired based on management's estimates of their fair values. Accordingly, approximately $210 million was allocated to intangible assets, primarily customer relationships. The weighted average amortization period is 15 years. The condensed balance sheet at the acquisition date was as follows:

(In millions)
Investments	$39
Cash and cash equivalents	73
Premiums, accounts and notes receivable	22
Property and equipment	1
Deferred income taxes	(71)
Goodwill	229
Other assets, including other intangibles	220
Total assets acquired	513

Accounts payable, accrued expenses and other liabilities	101
Total liabilities acquired	101

Net assets acquired	$412

Goodwill was allocated to the International segment. For foreign tax purposes, the acquisition of Vanbreda International was treated as a stock purchase. Accordingly, goodwill and other intangible assets will not be amortized for foreign tax purposes but may reduce the taxability of earnings repatriated to the U.S. by Vanbreda International.

The results of Vanbreda International are included in the Company's Consolidated Financial Statements from the date of acquisition. The pro forma effect on total revenues and net income assuming the acquisition had occurred as of January 1, 2009 was not material to the Company's total revenues and shareholders' net income for the years ended December 31, 2010 or 2009.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share
Earnings Per Share [Text Block]

Note 4 — Earnings Per Share

Basic and diluted earnings per share were computed as follows:

			Effect of
(Dollars in millions, except per share amounts)		Basic	Dilution	Diluted
2011
Shareholders' income from continuing operations		$1,260	$-	$1,260
Shares	(in thousands):
Weighted average		270,691	-	270,691
Common stock equivalents			3,558	3,558
Total shares		270,691	3,558	274,249
EPS		$4.65	$(0.06)	$4.59
2010
Shareholders' income from continuing operations		$1,279	$-	$1,279
Shares	(in thousands):
Weighted average		272,866	-	272,866
Common stock equivalents			2,421	2,421
Total shares		272,866	2,421	275,287
EPS		$4.69	$(0.04)	$4.65
2009
Shareholders' income from continuing operations		$1,291	$-	$1,291
Shares	(in thousands):
Weighted average		274,058	-	274,058
Common stock equivalents			1,299	1,299
Total shares		274,058	1,299	275,357
EPS		$4.71	$(0.02)	$4.69

The following outstanding employee stock options were not included in the computation of diluted earnings per share because their effect would have increased diluted earnings per share (antidilutive) as their exercise price was greater than the average share price of the Company's common stock for the period.

(In millions)	2011	2010	2009
Antidilutive options	3.7	6.3	8.8

Health Care Medical Claims Payable	12 Months Ended
Dec. 31, 2011
Health Care Medical Claims Payable [Abstract]
Health Care Medical Claims Payable

Note 5 — Health Care Medical Claims Payable

Medical claims payable for the Health Care segment reflects estimates of the ultimate cost of claims that have been incurred but not yet reported, those which have been reported but not yet paid (reported claims in process) and other medical expense payable, which primarily comprises accruals for provider incentives and other amounts payable to providers. Incurred but not yet reported comprises the majority of the reserve balance as follows:

(In millions)	2011	2010
Incurred but not yet reported	$952	$1,067
Reported claims in process	129	164
Other medical expense payable	14	15
Medical claims payable	$1,095	$1,246

Activity in medical claims payable was as follows:

(In millions)	2011	2010	2009
Balance at January 1,	$1,246	$921	$924
Less: Reinsurance and other amounts recoverable	236	206	211
Balance at January 1, net	1,010	715	713

Incurred claims related to:
Current year	8,308	8,663	6,970
Prior years	(126)	(93)	(43)
Total incurred	8,182	8,570	6,927
Paid claims related to:
Current year	7,450	7,682	6,278
Prior years	841	593	647
Total paid	8,291	8,275	6,925
Balance at December 31, net	901	1,010	715
Add: Reinsurance and other amounts recoverable	194	236	206
Balance at December 31,	$1,095	$1,246	$921

Reinsurance and other amounts recoverable reflect amounts due from reinsurers and policyholders to cover incurred but not reported and pending claims for minimum premium products and certain administrative services only business where the right of offset does not exist. See Note 7 for additional information on reinsurance. For the year ended December 31, 2011, actual experience differed from the Company's key assumptions resulting in favorable incurred claims related to prior years' medical claims payable of $126 million, or 1.5% of the current year incurred claims as reported for the year ended December 31, 2010. Actual completion factors resulted in a reduction in medical claims payable of $87 million, or 1.0% of the current year incurred claims as reported for the year ended December 31, 2010 for the insured book of business. Actual medical cost trend resulted in a reduction in medical claims payable of $39 million, or 0.5% of the current year incurred claims as reported for the year ended December 31, 2010 for the insured book of business.

For the year ended December 31, 2010, actual experience differed from the Company's key assumptions, resulting in favorable incurred claims related to prior years' medical claims payable of $93 million, or 1.3% of the current year incurred claims as reported for the year ended December 31, 2009. Actual completion factors resulted in a reduction of the medical claims payable of $51 million, or 0.7% of the current year incurred claims as reported for the year ended December 31, 2009 for the insured book of business. Actual medical cost trend resulted in a reduction of the medical claims payable of $42 million, or 0.6% of the current year incurred claims as reported for the year ended December 31, 2009 for the insured book of business.

The corresponding impact of prior year development on shareholders' net income was $53 million for the year ended December 31, 2011 compared with $26 million for the year ended December 31, 2010. The favorable effects of prior year development on net income in 2011 and 2010 primarily reflect low medical services utilization trend. The change in the amount of the incurred claims related to prior years in the medical claims payable liability does not directly correspond to an increase or decrease in the Company's shareholders' net income recognized for the following reasons:

First, the Company consistently recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions. As the Company establishes the liability for each incurral year, the Company ensures that its assumptions appropriately consider moderately adverse conditions. When a portion of the development related to the prior year incurred claims is offset by an increase determined appropriate to address moderately adverse conditions for the current year incurred claims, the Company does not consider that offset amount as having any impact on shareholders' net income.

Second, while changes in reserves for the Company's guaranteed cost products do directly affect shareholders' net income, changes in reserves for the Company's retrospectively experience-rated business do not always impact shareholders' net income. For the Company's retrospectively experience-rated business only adjustments to medical claims payable on accounts in deficit affect shareholders' net income. An increase or decrease to medical claims payable on accounts in deficit, in effect, accrues to the Company and directly impacts shareholders' net income. An account is in deficit when the accumulated medical costs and administrative charges, including profit charges, exceed the accumulated premium received. Adjustments to medical claims payable on accounts in surplus accrue directly to the policyholder with no impact on the Company's shareholders' net income. An account is in surplus when the accumulated premium received exceeds the accumulated medical costs and administrative charges, including profit charges.

Guaranteed Minimum Death Benefit Contracts	12 Months Ended
Dec. 31, 2011
Guaranteed Minimum Death Benefits Disclosure [Abstract]
Guaranteed minimum death benefit contracts

Note 6 ― Guaranteed Minimum Death Benefit Contracts

The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit (“GMDB”), also known as variable annuity death benefits (“VADBe”), under certain variable annuities issued by other insurance companies.  These variable annuities are essentially investments in mutual funds combined with a death benefit.  The Company has equity and other market exposures as a result of this product. In periods of declining equity markets and in periods of flat equity markets following a decline, the Company's liabilities for these guaranteed minimum death benefits increase. Conversely, in periods of rising equity markets, the Company's liabilities for these guaranteed minimum death benefits decrease.

In 2000, the Company determined that the GMDB reinsurance business was premium deficient because the recorded future policy benefit reserve was less than the expected present value of future claims and expenses less the expected present value of future premiums and investment income using revised assumptions based on actual and expected experience. The Company tests for premium deficiency by reviewing its reserve each quarter using current market conditions and its long-term assumptions. Under premium deficiency accounting, if the recorded reserve is determined insufficient, an increase to the reserve is reflected as a charge to current period income. Consistent with GAAP, the Company does not recognize gains on premium deficient long duration products.

See Note 12 for further information on the Company's dynamic hedge programs that are used to reduce certain equity and interest rate exposures associated with this business.

The Company had future policy benefit reserves for GMDB contracts of $1.2 billion as of December 31, 2011, and $1.1 billion as of December 31, 2010.  The determination of liabilities for GMDB requires the Company to make critical accounting estimates.  The Company estimates its liabilities for GMDB exposures using an internal model run using many scenarios and based on assumptions regarding lapse, future partial surrenders, claim mortality (deaths that result in claims), interest rates (mean investment performance and discount rate) and volatility. Lapse refers to the full surrender of an annuity prior to a contractholder's death. Future partial surrender refers to the fact that most contractholders have the ability to withdraw substantially all of their mutual fund investments while retaining the death benefit coverage in effect at the time of the withdrawal. Mean investment performance for underlying equity mutual funds refers to market rates expected to be earned on the hedging instruments over the life of the GMDB equity hedge program, and for underlying fixed income mutual funds refers to the expected market return over the life of the contracts. Market volatility refers to market fluctuation. These assumptions are based on the Company's experience and future expectations over the long-term period, consistent with the long-term nature of this product. The Company regularly evaluates these assumptions and changes its estimates if actual experience or other evidence suggests that assumptions should be revised.  If actual experience differs from the assumptions (including lapse, future partial surrenders, claim mortality, interest rates and volatility) used in estimating these liabilities, the result could have a material adverse effect on the Company's consolidated results of operations, and in certain situations, could have a material adverse effect on the Company's financial condition.

The following provides information about the Company's reserving methodology and assumptions for GMDB as of December 31, 2011:

  The reserves represent estimates of the present value of net amounts expected to be paid, less the present value of net future premiums.  Included in net amounts expected to be paid is the excess of the guaranteed death benefits over the values of the contractholders' accounts (based on underlying equity and bond mutual fund investments).
  The reserves include an estimate for partial surrenders that essentially lock in the death benefit for a particular policy based on annual election rates that vary from 0% to 15% depending on the net amount at risk for each policy and whether surrender charges apply.
  The assumed mean investment performance (“growth interest rate”) for the underlying equity mutual funds for the portion of the liability that is covered by the Company's growth interest rate hedge program is based on the market-observable LIBOR swap curve. The assumed mean investment performance for the remainder of the underlying equity mutual funds considers the Company's GMDB equity hedge program using futures contracts, and is based on the Company's view that short-term interest rates will average 4.75% over future periods, but considers that current short-term rates are less than 4.75%.  The mean investment performance assumption for the underlying fixed income mutual funds (bonds and money market) is 5% based on a review of historical returns. The investment performance for underlying equity and fixed income mutual funds is reduced by fund fees ranging from 1% to 3% across all funds.
  The volatility assumption is based on a review of historical monthly returns for each key index (e.g. S&P 500) over a period of at least ten years. Volatility represents the dispersion of historical returns compared to the average historical return (standard deviation) for each index. The assumption is 16% to 25%, varying by equity fund type; 4% to 10%, varying by bond fund type; and 2% for money market funds. These volatility assumptions are used along with the mean investment performance assumption to project future return scenarios.

  The discount rate is 5.75%, which is determined based on the underlying and projected yield of the portfolio of assets supporting the GMDB liability.
  The claim mortality assumption is 65% to 89% of the 1994 Group Annuity Mortality table, with 1% annual improvement beginning January 1, 2000. The assumption reflects that for certain contracts, a spousal beneficiary is allowed to elect to continue a contract by becoming its new owner, thereby postponing the death claim rather than receiving the death benefit currently. For certain issuers of these contracts, the claim mortality assumption depends on age, gender, and net amount at risk for the policy.
  The lapse rate assumption is 0% to 24%, depending on contract type, policy duration and the ratio of the net amount at risk to account value.

During 2011, the Company completed its normal review of reserves (including assumptions) and recorded additional other benefit expenses of $70 million ($45 million after-tax) to strengthen GMDB reserves. The reserve strengthening was driven primarily by:

  adverse impacts of $34 million ($22 million after-tax) due to volatile equity market conditions. Volatility risk is not covered by the hedging programs. Also, the equity market volatility reduced the effectiveness of the hedging program for equity market exposures, in part because the market does not offer futures contracts that exactly match the diverse mix of equity fund investments held by contractholders.
  adverse interest rate impacts of $23 million ($15 million after-tax) reflecting management's consideration of the anticipated impact of continuing low current short-term interest rates. This evaluation also led management to lower the mean investment performance assumption for equity funds from 5% to 4.75% for those funds not subject to the growth interest rate hedge program.
  adverse impacts of overall market declines in the third quarter of $13 million ($8 million after-tax), that include an increase in the provision for expected future partial surrenders and declines in the value of contractholders' non-equity investments such as bond funds, neither of which are included in the hedge programs.

During 2010, the Company performed its periodic review of assumptions resulting in a charge of $52 million pre-tax ($34 million after-tax) to strengthen GMDB reserves. During 2010 current short-term interest rates had declined from the level anticipated at December 31, 2009, leading the Company to increase reserves. This interest rate risk was not even partially hedged at that time. The Company also updated the lapse assumption for policies that have already taken or may take a significant partial withdrawal, which had a lesser reserve impact.

During 2009, the Company reported a charge of $73 million pre-tax ($47 million after-tax) to strengthen GMDB reserves. The reserve strengthening primarily reflected an increase in the provision for future partial surrenders due to market declines, adverse volatility-related impacts due to turbulent equity market conditions, and interest rate impacts.

Activity in future policy benefit reserves for these GMDB contracts was as follows:

(In millions)	2011	2010	2009
Balance at January 1,	$1,138	$1,285	$1,609
Add: Unpaid claims	37	36	34
Less: Reinsurance and other amounts recoverable	51	53	83
Balance at January 1, net	1,124	1,268	1,560
Add: Incurred benefits	138	(20)	(122)
Less: Paid benefits	105	124	170
Ending balance, net	1,157	1,124	1,268
Less: Unpaid claims	40	37	36
Add: Reinsurance and other amounts recoverable	53	51	53
Balance at December 31,	$1,170	$1,138	$1,285

Benefits paid and incurred are net of ceded amounts.  Incurred benefits reflect the (favorable) or unfavorable impact of a rising or falling equity market on the liability, and include the charges discussed above.  Losses or gains have been recorded in other revenues as a result of the GMDB equity and growth interest rate hedge programs to reduce equity market and certain interest rate exposures.

The majority of the Company's exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on a contractholder's anniversary date. Under this type of death benefit, the Company is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of a contractholder's death. Other annuity designs that the Company reinsured guarantee that the benefit received at death will be:

  the contractholder's account value as of the last anniversary date (anniversary reset); or
  no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract.

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death, by type of benefit as of December 31. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders died as of the specified date, and represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments.

(Dollars in millions)	2011	2010
Highest anniversary annuity value
Account value	$10,801	$13,336
Net amount at risk	$4,487	$4,372
Average attained age of contractholders (weighted by exposure)	71	70
Anniversary value reset
Account value	$1,184	$1,396
Net amount at risk	$56	$52
Average attained age of contractholders (weighted by exposure)	63	63
Other
Account value	$1,768	$1,864
Net amount at risk	$834	$755
Average attained age of contractholders (weighted by exposure)	70	69
Total
Account value	$13,753	$16,596
Net amount at risk	$5,377	$5,179
Average attained age of contractholders (weighted by exposure)	71	70
Number of contractholders (approx.)	480,000	530,000

The Company has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. All reinsured GMIB policies also have a GMDB benefit reinsured by the Company. See Note 10 for further information.

Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance
Reinsurance

Note 7 ― Reinsurance

The Company's insurance subsidiaries enter into agreements with other insurance companies to assume and cede reinsurance.  Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance is also used in acquisition and disposition transactions where the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability.  The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.

Retirement benefits business.  The Company had reinsurance recoverables of $1.6 billion as of December 31, 2011, and $1.7 billion as of December 31, 2010 from Prudential Retirement Insurance and Annuity Company resulting from the 2004 sale of the retirement benefits business, which was primarily in the form of a reinsurance arrangement.  The reinsurance recoverable, that is reduced as the Company's reinsured liabilities are paid or directly assumed by the reinsurer, is secured primarily by fixed maturities equal to or greater than 100% of the reinsured liabilities. These fixed maturities are held in a trust established for the benefit of the Company. As of December 31, 2011, the fair value of trust assets exceeded the reinsurance recoverable.

Individual life and annuity reinsurance. The Company had reinsurance recoverables of $4.2 billion as of December 31, 2011 and $4.3 billion as of December 31, 2010 from The Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York resulting from the 1998 sale of the Company's individual life insurance and annuity business through indemnity reinsurance arrangements. The Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York must maintain a specified minimum credit or claims paying rating or they will be required to fully secure the outstanding recoverable balance. As of December 31, 2011, both companies had ratings sufficient to avoid triggering a contractual obligation.

Other Ceded and Assumed Reinsurance

Ceded Reinsurance: Ongoing operations. The Company's insurance subsidiaries have reinsurance recoverables from various reinsurance arrangements in the ordinary course of business for its Health Care, Disability and Life, and International segments as well as the corporate-owned life insurance business. Reinsurance recoverables of $277 million as of December 31, 2011 are expected to be collected from more than 70 reinsurers. The highest balance that a single reinsurer carried as of December 31, 2011 was $57 million. No other single reinsurer's balance amounted to more than 12% of the total recoverable for ongoing operations.

The Company reviews its reinsurance arrangements and establishes reserves against the recoverables in the event that recovery is not considered probable. As of December 31, 2011, the Company's recoverables related to these segments were net of a reserve of $4 million.

Assumed and Ceded reinsurance: Run-off Reinsurance segment. The Company's Run-off Reinsurance operations assumed risks related to GMDB contracts, GMIB contracts, workers' compensation, and personal accident business.  The Run-off Reinsurance operations also purchased retrocessional coverage to reduce the risk of loss on these contracts.  In December 2010, the Company entered into reinsurance arrangements to transfer the remaining liabilities and administration of the workers' compensation and personal accident businesses to a subsidiary of Enstar Group Limited. Under this arrangement, the new reinsurer also assumes the future risk of collection from prior reinsurers. See Note 3 for further details regarding this arrangement.

Liabilities related to GMDB, workers' compensation and personal accident are included in future policy benefits and unpaid claims. Because the GMIB contracts are treated as derivatives under GAAP, the asset related to GMIB is recorded in the Other assets, including other intangibles caption and the liability related to GMIB is recorded in Accounts payable, accrued expenses, and other liabilities on the Company's Consolidated Balance Sheets (see Notes 10 and 23 for additional discussion of the GMIB assets and liabilities).

The reinsurance recoverables for GMDB, workers' compensation, and personal accident total $252 million as of December 31, 2011. Of this amount, approximately 93% are secured by assets in trust or letters of credit.

The Company reviews its reinsurance arrangements and establishes reserves against the recoverables in the event that recovery is not considered probable. As of December 31, 2011, the Company's recoverables related to this segment were net of a reserve of $1 million.

The Company's payment obligations for underlying reinsurance exposures assumed by the Company under these contracts are based on the ceding companies' claim payments. For GMDB, claim payments vary because of changes in equity markets and interest rates, as well as mortality and contractholder behavior. Any of these claim payments can extend many years into the future, and the amount of the ceding companies' ultimate claims, and therefore, the amount of the Company's ultimate payment obligations and corresponding ultimate collection from retrocessionaires, may not be known with certainty for some time.

Summary. The Company's reserves for underlying reinsurance exposures assumed by the Company, as well as for amounts recoverable from reinsurers/retrocessionaires for both ongoing operations and the run-off reinsurance operation, are considered appropriate as of December 31, 2011, based on current information.  However, it is possible that future developments could have a material adverse effect on the Company's consolidated results of operations and, in certain situations, such as if actual experience differs from the assumptions used in estimating reserves for GMDB, could have a material adverse effect on the Company's financial condition. The Company bears the risk of loss if its retrocessionaires do not meet or are unable to meet their reinsurance obligations to the Company.

In the Company's Consolidated Income Statements, Premiums and fees were presented net of ceded premiums, and Total benefits and expenses were presented net of reinsurance recoveries, in the following amounts:

(In millions)	2011	2010	2009
Premiums and Fees
Short-duration contracts:
Direct	$17,423	$16,611	$13,886
Assumed	158	496	1,076
Ceded	(185)	(187)	(192)
	17,396	16,920	14,770
Long-duration contracts:
Direct	1,919	1,687	1,499
Assumed	36	36	33
Ceded:
Individual life insurance and annuity business sold	(203)	(195)	(209)
Other	(59)	(55)	(52)
	1,693	1,473	1,271
Total	$19,089	$18,393	$16,041
Reinsurance recoveries
Individual life insurance and annuity business sold	$310	$321	$322
Other	213	156	178
Total	$523	$477	$500

The decrease in assumed premiums in 2011 as compared to 2010 primarily reflects the effect of the Company's exit from a large, low-margin assumed government life insurance program. The decrease in assumed premiums in 2010 as compared to 2009 primarily reflects the effect of the Company's exit from two large, non-strategic assumed government life insurance programs as well as the transfer of policies assumed in the acquisition of Great-West Healthcare directly to one of the Company's insurance subsidiaries in 2010. The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fee amounts shown in the table above

Goodwill, Other Intangibles, and Property and Equipment	12 Months Ended
Dec. 31, 2011
Goodwill Other Intangibles Property And Equipment [Abstract]
Goodwill And Intangible Assets Property Plant And Equipment Disclosure [Text Block]

Note 8 ― Goodwill, Other Intangibles, and Property and Equipment

Goodwill primarily relates to the Health Care segment ($2.9 billion) and, to a lesser extent, the International segment ($290 million) and increased by $45 million during 2011 primarily as a result of the acquisition of FirstAssist. The fair values of the Company's Health Care segment and International's reporting unit are substantially in excess of their carrying values therefore the risk for future impairment is unlikely.

Other intangible assets were comprised of the following at December 31:

				Weighted Average
		Accumulated	Net Carrying	Amortization
(Dollars in millions)	Cost	Amortization	Value	Period (Years)

2011
Customer relationships	$583	$313	$270	13
Other	127	27	100	12
Total reported in other assets, including other intangibles	710	340	370
Internal-use software reported in property and equipment	1,600	1,054	546	5
Total other intangible assets	$2,310	$1,394	$916

2010
Customer relationships	$587	$277	$310	12
Other	70	22	48	14
Total reported in other assets, including other intangibles	657	299	358
Internal-use software reported in property and equipment	1,379	875	504	5
Total other intangible assets	$2,036	$1,174	$862

The increase in intangible assets in 2011 primarily relates to the acquisition of FirstAssist.

Property and equipment was comprised of the following as of December 31:

		Accumulated	Net Carrying
(Dollars in millions)	Cost	Amortization	Value

2011
Internal-use software	$1,600	$1,054	$546
Other property and equipment	1,285	807	478
Total property and equipment	$2,885	$1,861	$1,024

2010
Internal-use software	$1,379	$875	$504
Other property and equipment	1,190	782	408
Total property and equipment	$2,569	$1,657	$912

Depreciation and amortization was comprised of the following for the years ended December 31:

(Dollars in millions)	2011	2010	2009
Internal-use software	$187	$161	$147
Other property and equipment	117	99	91
Depreciation and amortization of property and equipment	304	260	238
Other intangibles	41	32	30
Total depreciation and amortization	$345	$292	$268

The Company estimates annual pre-tax amortization for intangible assets, including internal-use software, over the next five calendar years to be as follows: $231 million in 2012, $186 million in 2013, $139 million in 2014, $83 million in 2015, and $68 million in 2016.

Pension and Other Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefit Plans
Pension and Other Postretirement Benefit Plans [Text Block]

Note 9 — Pension and Other Postretirement Benefit Plans

  Pension and Other Postretirement Benefit Plans

The Company and certain of its subsidiaries provide pension, health care and life insurance defined benefits to eligible retired employees, spouses and other eligible dependents through various domestic and foreign plans. The effect of its foreign pension and other postretirement benefit plans is immaterial to the Company's results of operations, liquidity and financial position. Effective July 1, 2009, the Company froze its primary domestic defined benefit pension plans. A curtailment of benefits occurred as a result of this action since it eliminated the accrual of benefits for the future service of active employees enrolled in these domestic pension plans. Accordingly, the Company recognized a pre-tax curtailment gain of $46 million ($30 million after-tax) in 2009.

The Company measures the assets and liabilities of its domestic pension and other postretirement benefit plans as of December 31. The following table summarizes the projected benefit obligations and assets related to the Company's domestic and international pension and other postretirement benefit plans as of, and for the year ended, December 31:

	Pension		Other Postretirement
	Benefits		Benefits
(In millions)	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation, January 1	$4,691	$4,363	$444	$419
Service cost	2	2	2	1
Interest cost	228	240	20	22
Loss from past experience	453	379	16	36
Benefits paid from plan assets	(273)	(258)	(2)	(2)
Benefits paid - other	(34)	(35)	(28)	(32)
Benefit obligation, December 31	5,067	4,691	452	444
Change in plan assets
Fair value of plan assets, January 1	3,163	2,850	23	24
Actual return on plan assets	156	357	1	1
Benefits paid	(273)	(258)	(2)	(2)
Contributions	252	214	-	-
Fair value of plan assets, December 31	3,298	3,163	22	23
Funded Status	$(1,769)	$(1,528)	$(430)	$(421)

The postretirement benefits liability adjustment included in accumulated other comprehensive loss consisted of the following as of December 31:

	Pension		Other
	Benefits		Postretirement Benefits
(In millions)	2011	2010	2011	2010
Unrecognized net gain (loss)	$(2,331)	$(1,805)	$(30)	$(14)
Unrecognized prior service cost	(5)	(5)	35	51
Postretirement benefits liability adjustment	$(2,336)	$(1,810)	$5	$37

During 2011, the Company's postretirement benefits liability adjustment increased by $558 million pre-tax ($360 million after-tax) resulting in a decrease to shareholders' equity. The increase in the liability was primarily due to a decrease in the discount rate and actual investment returns significantly less than expected in 2011.

Pension benefits. The Company's pension plans were underfunded by $1.8 billion in 2011 and $1.5 billion in 2010 and had related accumulated benefit obligations of $5.1 billion as of December 31, 2011 and $4.7 billion as of December 31, 2010.

The Company funds its qualified pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 and the Pension Protection Act of 2006. For 2012, the Company expects to make minimum required and voluntary contributions totaling approximately $250 million. Future years' contributions will ultimately be based on a wide range of factors including but not limited to asset returns, discount rates, and funding targets.

Components of net pension cost for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Service cost	$2	$2	$43
Interest cost	228	240	250
Expected long-term return on plan assets	(267)	(253)	(239)
Amortization of:
Net loss from past experience	38	28	34
Prior service cost	-	-	(4)
Curtailment	-	-	(46)
Net pension cost	$1	$17	$38

The Company expects to recognize pre-tax losses of $59 million in 2012 from amortization of past experience. This estimate is based on a weighted average amortization period for the frozen and inactive plans of approximately 29 years, as this period is now based on the average expected remaining life of plan participants.

Other postretirement benefits. Unfunded retiree health benefit plans had accumulated benefit obligations of $302 million at December 31, 2011, and $296 million at December 31, 2010. Retiree life insurance plans had accumulated benefit obligations of $150 million as of December 31, 2011 and $148 million as of December 31, 2010.

Components of net other postretirement benefit cost for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Service cost	$2	$1	$1
Interest cost	20	22	24
Expected long-term return on plan assets	(1)	(1)	(1)
Amortization of:
Net gain from past experience	-	-	(5)
Prior service cost	(16)	(18)	(18)
Net other postretirement benefit cost	$5	$4	$1

The Company expects to recognize in 2012 pre-tax gains of $12 million related to amortization of prior service cost and no pre-tax losses from amortization of past experience. The original amortization period is based on an average remaining service period of active employees associated with the other postretirement benefit plans of approximately 9 years. The weighted average remaining amortization period for prior service cost is approximately 2.5 years.

The estimated rate of future increases in the per capita cost of health care benefits is 8% in 2012, decreasing by 0.5% per year to 5% in 2018 and beyond. This estimate reflects the Company's current claim experience and management's estimate that rates of growth will decline in the future. A 1% increase or decrease in the estimated rate would have changed 2011 reported amounts as follows:

(In millions)	Increase	Decrease
Effect on total service and interest cost	$1	$(1)
Effect on postretirement benefit obligation	$13	$(11)

Plan assets. The Company's current target investment allocation percentages (37% equity securities, 30% fixed income, 15% securities partnerships, 10% hedge funds and 8% real estate) are developed by management as guidelines, although the fair values of each asset category are expected to vary as a result of changes in market conditions. The pension plan asset portfolio has been most heavily weighted towards equity securities, consisting of domestic and international investments, in an effort to earn a higher rate of return on pension plan investments over the long-term payout period of the pension benefit obligations. During 2011, the Company modified its target investment allocations, reducing the target allocation to equity securities and increasing allocations to fixed income and other alternative investments, including hedge funds. The further diversification of the pension plan assets from equity securities into other investments is intended to mitigate the volatility in returns, while also providing adequate liquidity to fund benefit distributions.

As of December 31, 2011, pension plan assets included $3.0 billion invested in the separate accounts of Connecticut General Life Insurance Company (“CGLIC”) and Life Insurance Company of North America, which are subsidiaries of the Company, as well as an additional $0.4 billion invested directly in funds offered by the buyer of the retirement benefits business.

The fair values of plan assets by category and by the fair value hierarchy as defined by GAAP are as follows. See Note 10 for a description of how fair value is determined, including the level within the fair value hierarchy and the procedures the Company uses to validate fair value measurements.

December 31, 2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$5	$-	$5
Corporate	-	332	7	339
Mortgage and other asset-backed	-	8	2	10
Fund investments and pooled separate accounts (1)	-	546	3	549
Total fixed maturities	-	891	12	903
Equity securities:
Domestic	1,153	1	14	1,168
International, including funds and pooled separate accounts (1)	141	137	-	278
Total equity securities	1,294	138	14	1,446
Real estate and mortgage loans, including pooled separate accounts (1)	-	-	303	303
Securities partnerships	-	-	314	314
Hedge funds	-	-	148	148
Guaranteed deposit account contract	-	-	39	39
Cash equivalents	-	145	-	145
Total plan assets at fair value	$1,294	$1,174	$830	$3,298

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$8	$-	$8
Corporate	-	158	24	182
Mortgage and other asset-backed	-	4	-	4
Fund investments and pooled separate accounts (1)	-	372	2	374
Total fixed maturities	-	542	26	568
Equity securities:
Domestic	1,445	-	20	1,465
International, including funds and pooled separate accounts (1)	208	218	-	426
Total equity securities	1,653	218	20	1,891
Real estate and mortgage loans, including pooled separate accounts (1)	-	-	240	240
Securities partnerships	-	-	347	347
Guaranteed deposit account contract	-	-	24	24
Cash equivalents	-	93	-	93
Total plan assets at fair value	$1,653	$853	$657	$3,163

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

Plan assets in Level 1 include exchange-listed equity securities. Level 2 assets primarily include:

  fixed income and international equity funds priced using their daily net asset value which is the exit price; and
  fixed maturities valued using recent trades of similar securities or pricing models as described below.

Because many fixed maturities do not trade daily, fair values are often derived using recent trades of securities with similar features and characteristics.  When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset.

Plan assets classified in Level 3 include securities partnerships, equity real estate and hedge funds generally valued based on the pension plan's ownership share of the equity of the investee including changes in the fair values of its underlying investments.

The following table summarizes the changes in pension plan assets classified in Level 3 for the years ended December 31, 2011 and December 31, 2010. Actual return on plan assets in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(In millions)	Fixed Maturities & Equity Securities	Real Estate & Mortgage Loans	Securities Partnerships	Hedge Funds	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2011	$46	$240	$347	$-	$24	$657
Actual return on plan assets:
Assets still held at the reporting date	1	44	66	(2)	3	112
Assets sold during the period	18	-	-	-	-	18
Total actual return on plan assets	19	44	66	(2)	3	130
Purchases, sales, settlements, net	(33)	21	(99)	150	12	51
Transfers into/out of Level 3	(6)	(2)	-	-	-	(8)
Balance at December 31, 2011	$26	$303	$314	$148	$39	$830

(In millions)	Fixed Maturities & Equity Securities	Real Estate & Mortgage Loans	Securities Partnerships	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2010	$167	$160	$257	$29	$613
Actual return on plan assets:
Assets still held at the reporting date	(15)	16	53	2	56
Assets sold during the period	14	-	-	-	14
Total actual return on plan assets	(1)	16	53	2	70
Purchases, sales, settlements, net	(119)	64	37	(7)	(25)
Transfers into/out of Level 3	(1)	-	-	-	(1)
Balance at December 31, 2010	$46	$240	$347	$24	$657

The assets related to other postretirement benefit plans are invested in deposit funds with interest credited based on fixed income investments in the general account of CGLIC. As there are significant unobservable inputs used in determining the fair value of these assets, they are classified as Level 3. During 2011, these assets earned a return of $1 million, offset by a net withdrawal from the fund of $2 million, while during 2010, they earned a return of $1 million, offset by a net withdrawal of $2 million.

Assumptions for pension and other postretirement benefit plans. Management determined the present value of the projected benefit obligation and the accumulated other postretirement benefit obligation and related benefit costs based on the following weighted average assumptions as of and for the years ended December 31:

	2011	2010
Discount rate:
Pension benefit obligation	4.00%	5.00%
Other postretirement benefit obligation	3.75%	4.75%
Pension benefit cost	5.00%	5.50%
Other postretirement benefit cost	4.75%	5.25%
Expected long-term return on plan assets:
Pension benefit cost	8.00%	8.00%
Other postretirement benefit cost	5.00%	5.00%
Expected rate of compensation increase:
Other postretirement benefit obligation	3.00%	3.00%
Other postretirement benefit cost	3.00%	3.00%

Discount rates are set by applying actual annualized yields at various durations from the Citigroup Pension Liability curve, without adjustment, to the expected cash flows of the postretirement benefits liabilities. The Company believes that the Citigroup Pension Liability curve is the most representative curve to use because it is derived from a broad array of bonds in various industries throughout the domestic market for high quality bonds. Further, Citigroup monitors the bond portfolio to ensure that only high quality issues are included. Accordingly, the Company does not believe that any adjustment is required to the Citigroup curve.

Expected long-term rates of return on plan assets were developed considering actual long-term historical returns, expected long-term market conditions, plan asset mix and management's investment strategy, which includes a significant allocation to domestic and foreign equity securities as well as real estate, securities partnerships and hedge funds. Expected long-term market conditions take into consideration certain key macroeconomic trends including expected domestic and foreign GDP growth, employment levels and inflation. Based on the Company's current outlook, the expected return assumption is considered reasonable. The actual investment allocation at December 31, 2011 is more heavily weighted towards equity securities than targeted. The Company expects the allocation of equity securities to move closer to target during 2012 as additional attractive alternative investments (securities partnerships and hedge funds) can be identified.

To measure pension costs, the Company uses a market-related asset valuation for domestic pension plan assets invested in non-fixed income investments. The market-related value of these pension assets recognizes the difference between actual and expected long-term returns in the portfolio over 5 years, a method that reduces the short-term impact of market fluctuations on pension cost. At December 31, 2011, the market-related asset value was approximately $3.4 billion compared with a market value of approximately $3.3 billion.

Benefit payments. The following benefit payments, including expected future services, are expected to be paid in:

		Other Postretirement
		Benefits
	Pension		Net of Medicare
(In millions)	Benefits	Gross	Part D Subsidy
2012	$516	$43	$39
2013	$338	$41	$39
2014	$340	$40	$38
2015	$327	$39	$38
2016	$323	$38	$37
2017-2021	$1,577	$169	$162

B.       401(k) Plans

The Company sponsors a 401(k) plan in which the Company matches a portion of employees' pre-tax contributions. Another 401(k) plan with an employer match was frozen in 1999. Participants in the active plan may invest in various funds that invest in the Company's common stock, several diversified stock funds, a bond fund or a fixed-income fund. In conjunction with the action to freeze the domestic defined benefit pension plans, effective January 1, 2010, the Company increased its matching contributions to 401(k) plan participants.

The Company may elect to increase its matching contributions if the Company's annual performance meets certain targets. A substantial amount of the Company's matching contributions are invested in the Company's common stock. The Company's expense for these plans was $72 million for 2011, $69 million for 2010 and $36 million for 2009.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements
Fair value measurements

Note 10 ― Fair Value Measurements

The Company carries certain financial instruments at fair value in the financial statements including fixed maturities, equity securities, short-term investments and derivatives.  Other financial instruments are measured at fair value under certain conditions, such as when impaired.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date.  A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment by the Company which becomes significant with increasingly complex instruments or pricing models.

The Company's financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by GAAP.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement.  For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The prices the Company uses to value its investment assets are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the fair value hierarchy. The Company performs ongoing analyses of prices used to value invested assets to determine that they represent appropriate estimates of fair value.  This process involves quantitative and qualitative analysis that is overseen by the Company's investment professionals, including reviews of pricing methodologies, judgments of valuation inputs, and assessments of the significance of any unobservable inputs, pricing statistics and trends. These reviews are also designed to ensure prices do not become stale, have reasonable explanations as to why they have changed from prior valuations, or require additional review of other anomalies. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates. Exceptions identified during these processes indicate that adjustments to prices are infrequent and result in immaterial adjustments to valuations.

Financial Assets and Financial Liabilities Carried at Fair Value

The following tables provide information as of December 31, 2011 and December 31, 2010 about the Company's financial assets and liabilities carried at fair value. Similar disclosures for separate account assets, which are also recorded at fair value on the Company's Consolidated Balance Sheets, are provided separately as gains and losses related to these assets generally accrue directly to policyholders. In addition, Note 9 contains similar disclosures for the Company's pension plan assets.

December 31, 2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$217	$738	$3	$958
State and local government	-	2,456	-	2,456
Foreign government	-	1,251	23	1,274
Corporate	-	10,132	381	10,513
Federal agency mortgage-backed	-	9	-	9
Other mortgage-backed	-	79	1	80
Other asset-backed	-	363	564	927
Total fixed maturities (1)	217	15,028	972	16,217
Equity securities	3	67	30	100
Subtotal	220	15,095	1,002	16,317
Short-term investments	-	225	-	225
GMIB assets (2)	-	-	712	712
Other derivative assets (3)	-	45	-	45
Total financial assets at fair value, excluding separate accounts	$220	$15,365	$1,714	$17,299
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$1,333	$1,333
Other derivative liabilities (3)	-	30	-	30
Total financial liabilities at fair value	$-	$30	$1,333	$1,363

(1) Fixed maturities include $826 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $115 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts.

(3) Other derivative assets include $10 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $35 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 12 for additional information.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$133	$550	$4	$687
State and local government	-	2,467	-	2,467
Foreign government	-	1,137	17	1,154
Corporate	-	9,080	364	9,444
Federal agency mortgage-backed	-	10	-	10
Other mortgage-backed	-	85	3	88
Other asset-backed	-	348	511	859
Total fixed maturities (1)	133	13,677	899	14,709
Equity securities	6	87	34	127
Subtotal	139	13,764	933	14,836
Short-term investments	-	174	-	174
GMIB assets (2)	-	-	480	480
Other derivative assets (3)	-	19	-	19
Total financial assets at fair value, excluding separate accounts	$139	$13,957	$1,413	$15,509
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$903	$903
Other derivative liabilities (3)	-	32	-	32
Total financial liabilities at fair value	$-	$32	$903	$935

(1) Fixed maturities include $443 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $74 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts.

(3) Other derivative assets include $16 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $3 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 12 for additional information.

Level 1 Financial Assets

Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities. Given the narrow definition of Level 1 and the Company's investment asset strategy to maximize investment returns, a relatively small portion of the Company's investment assets are classified in this category.

Level 2 Financial Assets and Financial Liabilities

Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument.  Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

Fixed maturities and equity securities.  Approximately 93% of the Company's investments in fixed maturities and equity securities are classified in Level 2 including most public and private corporate debt and equity securities, federal agency and municipal bonds, non-government asset and mortgage-backed securities and preferred stocks.  Because many fixed maturities and preferred stocks do not trade daily, fair values are often derived using recent trades of securities with similar features and characteristics.  When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events.  For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating.

Nearly all of these instruments are valued using recent trades or pricing models. Less than 1% of the fair value of investments classified in Level 2 represents foreign bonds that are valued, consistent with local market practice, using a single unadjusted market-observable input derived by averaging multiple broker-dealer quotes.

Short-term investments are carried at fair value, which approximates cost. On a regular basis the Company compares market prices for these securities to recorded amounts to validate that current carrying amounts approximate exit prices. The short-term nature of the investments and corroboration of the reported amounts over the holding period support their classification in Level 2.

Other derivatives classified in Level 2 represent over-the-counter instruments such as interest rate and foreign currency swap contracts.  Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.  Credit risk related to the counterparty and the Company is considered when estimating the fair values of these derivatives.  However, the Company is largely protected by collateral arrangements with counterparties, and determined that no adjustment for credit risk was required as of December 31, 2011 or December 31, 2010.  The nature and use of these other derivatives are described in Note 12.

Level 3 Financial Assets and Financial Liabilities

Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement.  Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Company classifies certain newly-issued, privately-placed, complex or illiquid securities, as well as assets and liabilities relating to GMIB, in Level 3.

Fixed maturities and equity securities.  Approximately 6% of fixed maturities and equity securities are priced using significant unobservable inputs and classified in this category, including:

	December 31,	December 31,
(In millions)	2011	2010
Other asset and mortgage-backed securities - valued using pricing models	$565	$514
Corporate and government bonds - valued using pricing models	355	312
Corporate bonds - valued at transaction price	52	73
Equity securities - valued at transaction price	30	34
Total	$1,002	$933

Fair values of mortgage and asset-backed securities and corporate bonds are determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics.  For mortgage and asset-backed securities, inputs and assumptions to pricing may also include collateral attributes and prepayment speeds.  Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research, as well as the issuer's financial statements, in its evaluation. Certain subordinated corporate bonds and private equity investments are valued at transaction price in the absence of market data indicating a change in the estimated fair values.

Guaranteed minimum income benefit contracts.  Because cash flows of the GMIB liabilities and assets are affected by equity markets and interest rates but are without significant life insurance risk and are settled in lump sum payments, the Company reports these liabilities and assets as derivatives at fair value. The Company estimates the fair value of the assets and liabilities for GMIB contracts using assumptions regarding capital markets (including market returns, interest rates and market volatilities of the underlying equity and bond mutual fund investments), future annuitant behavior (including mortality, lapse, and annuity election rates), and non-performance risk, as well as risk and profit charges. As certain assumptions used to estimate fair values for these contracts are largely unobservable (primarily related to future annuitant behavior), the Company classifies GMIB assets and liabilities in Level 3. The Company considered the following in determining the view of a hypothetical market participant:

  that the most likely transfer of these assets and liabilities would be through a reinsurance transaction with an independent insurer having a market capitalization and credit rating similar to that of the Company; and
  that because this block of contracts is in run-off mode, an insurer looking to acquire these contracts would have similar existing contracts with related administrative and risk management capabilities.

These GMIB assets and liabilities are calculated with a complex internal model using many scenarios to determine the fair value of net amounts estimated to be paid, less the fair value of net future premiums estimated to be received, adjusted for risk and profit charges that the Company anticipates a hypothetical market participant would require to assume this business. Net amounts estimated to be paid represent the excess of the anticipated value of the income benefits over the values of the annuitants' accounts at the time of annuitization. Generally, market return, interest rate and volatility assumptions are based on market observable information.  Assumptions related to future annuitant behavior reflect the Company's belief that a hypothetical market participant would consider the actual and expected experience of the Company as well as other relevant and available industry resources in setting policyholder behavior assumptions.  The significant assumptions used to value the GMIB assets and liabilities as of December 31, 2011 were as follows:

       The market return and discount rate assumptions are based on the market-observable LIBOR swap curve.

       The projected interest rate used to calculate the reinsured income benefits is indexed to the 7-year Treasury Rate at the time of annuitization (claim interest rate) based on contractual terms.  That rate was 1.35% at December 31, 2011 and must be projected for future time periods. These projected rates vary by economic scenario and are determined by an interest rate model using current interest rate curves and the prices of instruments available in the market including various interest rate caps and zero-coupon bonds. For a subset of the business, there is a contractually guaranteed floor of 3% for the claim interest rate.

       The market volatility assumptions for annuitants' underlying mutual fund investments that are modeled based on the S&P 500, Russell 2000 and NASDAQ Composite are based on the market-implied volatility for these indices for three to seven years grading to historical volatility levels thereafter. For the remaining 52% of underlying mutual fund investments modeled based on other indices (with insufficient market-observable data), volatility is based on the average historical level for each index over the past 10 years.  Using this approach, volatility ranges from 16% to 36% for equity funds, 4% to 12% for bond funds, and 1% to 2% for money market funds.

       The mortality assumption is 70% of the 1994 Group Annuity Mortality table, with 1% annual improvement beginning January 1, 2000.

       The annual lapse rate assumption reflects experience that differs by the company issuing the underlying variable annuity contracts, ranges from 1% to 12% at December 31, 2011, and depends on the time since contract issue and the relative value of the guarantee.

       The annual annuity election rate assumption reflects experience that differs by the company issuing the underlying variable annuity contracts and depends on the annuitant's age, the relative value of the guarantee and whether a contractholder has had a previous opportunity to elect the benefit.  Immediately after the expiration of the waiting period, the assumed probability that an individual will annuitize their variable annuity contract is up to 80%.  For the second and subsequent annual opportunities to elect the benefit, the assumed probability of election is up to 35%. Actual data is still emerging for the Company as well as the industry and the estimates are based on this limited data.

  The nonperformance risk adjustment is incorporated by adding an additional spread to the discount rate in the calculation of both (1) the GMIB liability to reflect a hypothetical market participant's view of the risk of the Company not fulfilling its GMIB obligations, and (2) the GMIB asset to reflect a hypothetical market participant's view of the reinsurers' credit risk, after considering collateral. The estimated market-implied spread is company-specific for each party involved to the extent that company-specific market data is available and is based on industry averages for similarly-rated companies when company-specific data is not available. The spread is impacted by the credit default swap spreads of the specific parent companies, adjusted to reflect subsidiaries' credit ratings relative to their parent company and any available collateral. The additional spread over LIBOR incorporated into the discount rate ranged from 20 to 160 basis points for the GMIB liability and from 50 to 125 basis points for the GMIB reinsurance asset for that portion of the interest rate curve most relevant to these policies.

       The risk and profit charge assumption is based on the Company's estimate of the capital and return on capital that would be required by a hypothetical market participant.

The Company regularly evaluates each of the assumptions used in establishing these assets and liabilities by considering how a hypothetical market participant would set assumptions at each valuation date.  Capital markets assumptions are expected to change at each valuation date reflecting currently observable market conditions. Other assumptions may also change based on a hypothetical market participant's view of actual experience as it emerges over time or other factors that impact the net liability.  If the emergence of future experience or future assumptions differs from the assumptions used in estimating these assets and liabilities, the resulting impact could be material to the Company's consolidated results of operations, and in certain situations, could be material to the Company's financial condition.

GMIB liabilities are reported in the Company's Consolidated Balance Sheets in Accounts payable, accrued expenses and other liabilities.  GMIB assets associated with these contracts represent net receivables in connection with reinsurance that the Company has purchased from two external reinsurers and are reported in the Company's Consolidated Balance Sheets in Other assets, including other intangibles.

Changes in Level 3 Financial Assets and Financial Liabilities Carried at Fair Value

The following tables summarize the changes in financial assets and financial liabilities classified in Level 3 for the years ended December 31, 2011 and 2010.  These tables exclude separate account assets as changes in fair values of these assets accrue directly to policyholders. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at January 1, 2011	$933	$480	$(903)	$(423)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	270	(504)	(234)
Other	10	-	-	-
Total gains (losses) included in shareholders' net income	10	270	(504)	(234)
Gains included in other comprehensive income	7	-	-	-
Gains required to adjust future policy benefits for settlement annuities (1)	41	-	-	-
Purchases, issuances, settlements:
Purchases	129	-	-	-
Sales	(20)	-	-	-
Settlements	(61)	(38)	74	36
Total purchases, sales and settlements	48	(38)	74	36
Transfers into/(out of) Level 3:
Transfers into Level 3	81	-	-	-
Transfers out of Level 3	(118)	-	-	-
Total transfers into/(out of) Level 3	(37)	-	-	-
Balance at December 31, 2011	$1,002	$712	$(1,333)	$(621)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$6	$270	$(504)	$(234)

(1) Amounts do not accrue to shareholders.

	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at January 1, 2010	$845	$482	$(903)	$(421)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	57	(112)	(55)
Other	27	-	-	-
Total gains (losses) included in shareholders' net income	27	57	(112)	(55)
Gains included in other comprehensive income	10	-	-	-
Gains required to adjust future policy benefits for settlement annuities (1)	34	-	-	-
Purchases, issuances, settlements:
Purchases	39	-	-	-
Sales	(1)	-	-	-
Settlements	(112)	(59)	112	53
Total purchases, sales, and settlements	(74)	(59)	112	53
Transfers into/(out of) Level 3:
Transfers into Level 3	155	-	-	-
Transfers out of Level 3	(64)	-	-	-
Total transfers into/(out of) Level 3	91	-	-	-
Balance at December 31, 2010	$933	$480	$(903)	$(423)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$18	$57	$(112)	$(55)

(1) Amounts do not accrue to shareholders.

As noted in the tables above, total gains and losses included in net income are reflected in the following captions in the Consolidated Statements of Income:

  Realized investment gains (losses) and net investment income for amounts related to fixed maturities and equity securities; and
  GMIB fair value (gain) loss for amounts related to GMIB assets and liabilities.

Reclassifications impacting Level 3 financial instruments are reported as transfers into or out of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore gains and losses in income only reflect activity for the quarters the instrument was classified in Level 3.

Transfers into or out of the Level 3 category occur when unobservable inputs, such as the Company's best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2011 and 2010, transfer activity between Level 3 and Level 2 primarily reflects changes in the level of unobservable inputs used to value certain private corporate bonds, principally related to credit risk of the issuers.

The Company provided reinsurance for other insurance companies that offer a guaranteed minimum income benefit, and then retroceded a portion of the risk to other insurance companies.  These arrangements with third-party insurers are the instruments still held at the reporting date for GMIB assets and liabilities in the table above.  Because these reinsurance arrangements remain in effect at the reporting date, the Company has reflected the total gain or loss for the period as the total gain or loss included in income attributable to instruments still held at the reporting date.  However, the Company reduces the GMIB assets and liabilities resulting from these reinsurance arrangements when annuitants lapse, die, elect their benefit, or reach the age after which the right to elect their benefit expires.

Under FASB's guidance for fair value measurements, the Company's GMIB assets and liabilities are expected to be volatile in future periods because the underlying capital markets assumptions will be based largely on market-observable inputs at the close of each reporting period including interest rates and market-implied volatilities.

GMIB fair value losses of $234 million for 2011 were primarily due to a decline in both the interest rate used for projecting claim exposure (7-year Treasury rates) and the rate used for projecting market returns and discounting (LIBOR swap curve).

GMIB fair value losses of $55 million for 2010, were primarily due to declining interest rates, partially offset by increases in underlying account values resulting from favorable equity and bond fund returns, which resulted in decreased exposures.

Separate account assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are excluded from the Company's revenues and expenses.  At December 31, separate account assets were as follows:

2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 23)	$249	$1,439	$-	$1,688
Non-guaranteed separate accounts (1)	1,804	3,851	750	6,405
Total separate account assets	$2,053	$5,290	$750	$8,093

(1) Non-guaranteed separate accounts include $3.0 billion in assets supporting the Company's pension plan, including $702 million classified in Level 3.

2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 23)	$286	$1,418	$-	$1,704
Non-guaranteed separate accounts (1)	1,947	3,663	594	6,204
Total separate account assets	$2,233	$5,081	$594	$7,908

(1) Non-guaranteed separate accounts include $2.8 billion in assets supporting the Company's pension plan, including $557 million classified in Level 3.

Separate account assets in Level 1 include exchange-listed equity securities.  Level 2 assets primarily include:

  corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates as described above; and
  actively-traded institutional and retail mutual fund investments and separate accounts priced using the daily net asset value which is the exit price.

Separate account assets classified in Level 3 include investments primarily in securities partnerships, real estate and hedge funds generally valued based on the separate account's ownership share of the equity of the investee including changes in the fair values of its underlying investments.

The following tables summarize the change in separate account assets reported in Level 3 for the years ended December 31, 2011 and 2010.

(In millions)
Balance at January 1, 2011	$594
Policyholder gains (1)	114
Purchases, issuances, settlements:
Purchases	257
Sales	(51)
Settlements	(152)
Total purchases, sales and settlements	54
Transfers into/(out of) Level 3:
Transfers into Level 3	4
Transfers out of Level 3	(16)
Total transfers into/(out of) Level 3:	(12)
Balance at December 31, 2011	$750

(1) Included in this amount are gains of $96 million attributable to instruments still held at the reporting date.

(In millions)
Balance at January 1, 2010	$550
Policyholder gains (1)	71
Purchases, issuances, settlements:
Purchases	211
Sales	(145)
Settlements	(76)
Total purchases, sales and settlements	(10)
Transfers into/(out of) Level 3:
Transfers into Level 3	9
Transfers out of Level 3	(26)
Total transfers into/(out of) Level 3:	(17)
Balance at December 31, 2010	$594

(1) Included in this amount are gains of $53 million attributable to instruments still held at the reporting date.

Assets and Liabilities Measured at Fair Value under Certain Conditions

Some financial assets and liabilities are not carried at fair value each reporting period, but may be measured using fair value only under certain conditions, such as investments in commercial mortgage loans and real estate entities when they become impaired. During 2011, impaired commercial mortgage loans and real estate entities representing less than 1% of total investments were written down to their fair values, resulting in after-tax realized investment losses of $15 million.

During 2010, impaired commercial mortgage loans and real estate entities representing less than 1% of total investments were written down to their fair values, resulting in after-tax realized investment losses of $25 million.

These fair values were calculated by discounting the expected future cash flows at estimated market interest rates. Such market rates were derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the characteristics of the underlying real estate, including its type, quality and location. The fair value measurements were classified in Level 3 because these cash flow models incorporate significant unobservable inputs.

Fair Value Disclosures for Financial Instruments Not Carried at Fair Value

Most financial instruments that are subject to fair value disclosure requirements are carried in the Company's Consolidated Financial Statements at amounts that approximate fair value. The following table provides the fair values and carrying values of the Company's financial instruments not recorded at fair value that are subject to fair value disclosure requirements at December 31, 2011 and December 31, 2010.

(In millions)	December 31, 2011		December 31, 2010
	Fair Value	Carrying Value	Fair Value	Carrying Value
Commercial mortgage loans	$3,380	$3,301	$3,470	$3,486
Contractholder deposit funds, excluding universal life products	$1,056	$1,035	$1,001	$989
Long-term debt, including current maturities, excluding capital leases	$5,281	$4,946	$2,926	$2,709

The fair values presented in the table above have been estimated using market information when available. The following is a description of the valuation methodologies and inputs used by the Company to determine fair value.

Commercial mortgage loans. The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company's assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Contractholder deposit funds, excluding universal life products. Generally, these funds do not have stated maturities. Approximately 50% of these balances can be withdrawn by the customer at any time without prior notice or penalty. The fair value for these contracts is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. Most of the remaining contractholder deposit funds are reinsured by the buyers of the individual life insurance and annuity and retirement benefits businesses. The fair value for these contracts is determined using the fair value of these buyers' assets supporting these reinsured contracts. The Company had a reinsurance recoverable equal to the carrying value of these reinsured contracts.

Long-term debt, including current maturities, excluding capital leases. The fair value of long-term debt is based on quoted market prices for recent trades. When quoted market prices are not available, fair value is estimated using a discounted cash flow analysis and the Company's estimated current borrowing rate for debt of similar terms and remaining maturities.

Fair values of off-balance sheet financial instruments were not material.

Investments	12 Months Ended
Dec. 31, 2011
Investments
Investments

Note 11 — Investments

  Fixed Maturities and Equity Securities

Securities in the following table are included in fixed maturities and equity securities on the Company's Consolidated Balance Sheets. These securities are carried at fair value with changes in fair value reported in other realized investment gains (losses) and interest and dividends reported in net investment income. The Company's hybrid investments include certain preferred stock or debt securities with call or conversion features.

(In millions)	2011	2010
Included in fixed maturities:
Trading securities (amortized cost: $2; $3)	$2	$3
Hybrid securities (amortized cost: $26; $45)	28	52
Total	$30	$55
Included in equity securities:
Hybrid securities (amortized cost: $90; $108)	$65	$86

Fixed maturities included $79 million at December 31, 2011 and $98 million at December 31, 2010, which were pledged as collateral to brokers as required under certain futures contracts. These fixed maturities were primarily federal government securities at December 31, 2011 and primarily corporate securities at December 31, 2010.

The following information about fixed maturities excludes trading and hybrid securities. The amortized cost and fair value by contractual maturity periods for fixed maturities were as follows at December 31, 2011:

	Amortized	Fair
(In millions)	Cost	Value
Due in one year or less	$955	$967
Due after one year through five years	4,719	5,060
Due after five years through ten years	4,997	5,581
Due after ten years	2,699	3,565
Mortgage and other asset-backed securities	859	1,014
Total	$14,229	$16,187

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases the Company may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities by type of issuer is shown below (excluding trading securities and hybrid securities with a fair value of $30 million at December 31, 2011 and $55 million at December 31, 2010).

(In millions)		December 31, 2011
		Unrealized	Unrealized
	Amortized	Appre-	Depre-	Fair
	Cost	ciation	ciation	Value
Federal government and agency	$552	$406	$-	$958
State and local government	2,185	274	(3)	2,456
Foreign government	1,173	103	(2)	1,274
Corporate	9,460	1,070	(45)	10,485
Federal agency mortgage-backed	9	-	-	9
Other mortgage-backed	73	10	(4)	79
Other asset-backed	777	160	(11)	926
Total	$14,229	$2,023	$(65)	$16,187
(In millions)	December 31, 2010
Federal government and agency	$459	$229	$(1)	$687
State and local government	2,305	172	(10)	2,467
Foreign government	1,095	63	(4)	1,154
Corporate	8,697	744	(49)	9,392
Federal agency mortgage-backed	9	1	-	10
Other mortgage-backed	80	10	(3)	87
Other asset-backed	752	117	(12)	857
Total	$13,397	$1,336	$(79)	$14,654

The above table includes investments with a fair value of $3 billion supporting the Company's run-off settlement annuity business, with gross unrealized appreciation of $851 million and gross unrealized depreciation of $25 million at December 31, 2011. Such unrealized amounts are required to support future policy benefit liabilities of this business and, as such, are not included in accumulated other comprehensive income. At December 31, 2010, investments supporting this business had a fair value of $2.5 billion, gross unrealized appreciation of $476 million and gross unrealized depreciation of $33 million.

As of December 31, 2011, the Company had commitments to purchase $16 million of fixed maturities bearing interest at a fixed market rate.

Review of declines in fair value. Management reviews fixed maturities with a decline in fair value from cost for impairment based on criteria that include:

         length of time and severity of decline;
         financial health and specific near term prospects of the issuer;
         changes in the regulatory, economic or general market environment of the issuer's industry or geographic region; and
         the Company's intent to sell or the likelihood of a required sale prior to recovery.

Excluding trading and hybrid securities, as of December 31, 2011, fixed maturities with a decline in fair value from amortized cost (which were primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

(Dollars in millions)	December 31, 2011
	Fair	Amortized	Unrealized	Number
	Value	Cost	Depreciation	of Issues
Fixed maturities:
One year or less:
Investment grade	$572	$591	$(19)	167
Below investment grade	$75	$80	$(5)	52
More than one year:
Investment grade	$268	$300	$(32)	62
Below investment grade	$28	$37	$(9)	13

As of December 31, 2011, the unrealized depreciation of investment grade fixed maturities is primarily due to increases in market yields since purchase. Excluding trading and hybrid securities, equity securities with a fair value lower than cost were not material at December 31, 2011.

  Commercial Mortgage Loans

Mortgage loans held by the Company are made exclusively to commercial borrowers and are diversified by property type, location and borrower. Loans are secured by high quality, primarily completed and substantially leased operating properties, generally carried at unpaid principal balances and issued at a fixed rate of interest.

At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(In millions)	2011	2010
Property type
Office buildings	$1,014	$1,043
Apartment buildings	705	835
Industrial	670	619
Hotels	542	533
Retail facilities	297	418
Other	73	38
Total	$3,301	$3,486
Geographic region
Pacific	$893	$931
South Atlantic	870	752
New England	450	585
Central	511	519
Middle Atlantic	391	385
Mountain	186	314
Total	$3,301	$3,486

At December 31, 2011, scheduled commercial mortgage loan maturities were as follows (in millions): $529 in 2012, $525 in 2013, $329 in 2014, $372 in 2015 and $1,546 thereafter. Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

As of December 31, 2011, the Company had commitments to extend credit under commercial mortgage loan agreements of $162 million that were diversified by property type and geographic region.

Credit quality. The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal rating system developed from the Company's experience in real estate investing and mortgage lending. A quality rating, designed to evaluate the relative risk of the transaction, is assigned at each loan's origination and is updated each year as part of the annual portfolio loan review. The Company monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on internal evaluations of each loan's specific characteristics considering a number of key inputs, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. A debt service coverage ratio below 1.0 indicates that there is not enough cash flow to cover the loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit risk profile of the Company's commercial mortgage loan portfolio using carrying values classified based on loan-to-value and debt service coverage ratios, as of December 31, 2011and 2010:

(In millions)		December 31, 2011
	Debt Service Coverage Ratio
	1.30x or	1.20x to	1.10x to	1.00x to	Less than
Loan-to-Value Ratios	Greater	1.29x	1.19x	1.09x	1.00x	Total
Below 50%	$225	$55	$3	$50	$9	$342
50% to 59%	444	47	26	-	53	570
60% to 69%	646	140	42	-	77	905
70% to 79%	117	132	120	159	33	561
80% to 89%	99	81	79	72	71	402
90% to 99%	36	35	30	58	116	275
100% or above	-	10	50	51	135	246
Total	$1,567	$500	$350	$390	$494	$3,301
(In millions)	December 31, 2010
	Debt Service Coverage Ratio
	1.30x or	1.20x to	1.10x to	1.00x to	Less than
Loan-to-Value Ratios	Greater	1.29x	1.19x	1.09x	1.00x	Total
Below 50%	$324	$-	$-	$-	$29	$353
50% to 59%	409	54	56	-	-	519
60% to 69%	533	73	5	28	25	664
70% to 79%	138	79	57	55	11	340
80% to 89%	267	186	165	151	69	838
90% to 99%	15	54	181	185	135	570
100% or above	-	-	47	43	112	202
Total	$1,686	$446	$511	$462	$381	$3,486

The Company's annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company's investment professionals in the second quarter of 2011and included an analysis of each underlying property's most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio's average loan-to-value ratio improved to 70% at December 31, 2011, decreasing from 74% as of December 31, 2010. The portfolio's average debt service coverage ratio was estimated to be 1.40 at December 31, 2011, a slight increase from 1.38 at December 31, 2010.

Quality ratings are adjusted between annual reviews if new property information is received or events such as delinquency or a borrower request for restructure cause management to believe that the Company's estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.

During the twelve months ended December 31, 2011, the Company restructured a $65 million potential problem mortgage loan. The original loan was modified into two notes, including a $55 million loan at current market terms and a $10 million loan issued at a below market interest rate. This modification was considered a troubled debt restructuring because the borrower was experiencing financial difficulties and a concession was granted as the second loan was issued at a below market interest rate. No valuation reserve was required because the fair value of the underlying property exceeds the total outstanding loans. As a part of this restructuring, both the borrower and the Company have committed to fund additional capital for leasing and capital requirements.

Other loans were modified during the twelve months ended December 31, 2011, but were not considered troubled debt restructures. The impact of modifications to these loans was not material to the Company's results of operations, financial condition or liquidity.

       Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.

Problem and potential problem mortgage loans, net of valuation reserves, totaled $336 million at December 31, 2011 and $383 million at December 31, 2010. At December 31, 2011, mortgage loans collateralized by industrial properties represent the most significant component of problem and potential problem mortgage loans, with no significant concentration by geographic region. There were no significant concentrations by property type or geographic region at December 31, 2010.

Impaired commercial mortgage loans. A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. Certain commercial mortgage loans without valuation reserves are considered impaired because the Company will not collect all interest due according to the terms of the original agreements; however, the Company does expect to recover their remaining carrying value primarily because it is less than the fair value of the underlying real estate.

The carrying value of the Company's impaired commercial mortgage loans and related valuation reserves were as follows:

(In millions)	2011			2010
	Gross	Reserves	Net	Gross	Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$154	$(19)	$135	$47	$(12)	$35
Impaired commercial mortgage loans with no valuation reserves	60	-	60	60	-	60
Total	$214	$(19)	$195	$107	$(12)	$95

The average recorded investment in impaired loans was $176 million during 2011 and $169 million during 2010. The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. Interest income that would have been reflected in net income if interest on non-accrual commercial mortgage loans had been received in accordance with the original terms was not significant for 2011 or 2010. Interest income on impaired commercial mortgage loans was not significant for 2011 or 2010.

The following table summarizes the changes in valuation reserves for commercial mortgage loans:

(In millions)	2011	2010
Reserve balance, January 1,	$12	$17
Increase in valuation reserves	16	24
Charge-offs upon sales and repayments, net of recoveries	(1)	(12)
Transfers to foreclosed real estate	(8)	(17)

Reserve balance, December 31,	$19	$12

  Real Estate

As of December 31, 2011 and 2010, real estate investments consisted primarily of office and industrial buildings in California. Investments with a carrying value of $49 million as of December 31, 2011 and 2010 were non-income producing during the preceding twelve months. As of December 31, 2011, the Company had commitments to contribute additional equity of $9 million to real estate investments.

  Other Long-Term Investments

As of December 31, other long-term investments consisted of the following:

(In millions)	2011	2010
Real estate entities	$665	$394
Securities partnerships	298	288
Interest rate and foreign currency swaps	12	19
Mezzanine loans	31	13
Other	52	45
Total	$1,058	$759

Investments in real estate entities and securities partnerships with a carrying value of $171 million at December 31, 2011 and $169 million at December 31, 2010 were non-income producing during the preceding twelve months.

As of December 31, 2011, the Company had commitments to contribute:

  $165 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region; and
  $242 million to entities that hold securities diversified by issuer and maturity date.

The Company expects to disburse approximately 50% of the committed amounts in 2012.

E. Short-Term Investments and Cash Equivalents

Short-term investments and cash equivalents included corporate securities of $4.1 billion, federal government securities of $164 million and money market funds of $40 million as of December 31, 2011. The Company's short-term investments and cash equivalents as of December 31, 2010 included corporate securities of $1.1 billion, federal government securities of $137 million and money market funds of $40 million. The increase during 2011 is primarily due to proceeds from the Company's debt and equity issuances that were used to partially fund the HealthSpring acquisition. See Note 3 for further information.

F. Concentration of Risk

As of December 31, 2011 and 2010, the Company did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholders' equity.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments [Text Block]

Note 12 — Derivative Financial Instruments

The Company has written and purchased reinsurance contracts under its run-off reinsurance segment that are accounted for as free standing derivatives. The Company also uses derivative financial instruments to manage the equity, foreign currency, and certain interest rate risk exposures of its run-off reinsurance segment. In addition, the Company uses derivative financial instruments to manage the characteristics of investment assets to meet the varying demands of the related insurance and contractholder liabilities. See Note 2 for information on the Company's accounting policy for derivative financial instruments. Derivatives in the Company's separate accounts are excluded from the following discussion because associated gains and losses generally accrue directly to separate account policyholders.

Collateral and termination features. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. Certain of the Company's over-the-counter derivative instruments contain provisions requiring either the Company or the counterparty to post collateral or demand immediate payment depending on the amount of the net liability position and predefined financial strength or credit rating thresholds. Collateral posting requirements vary by counterparty. The net liability positions of these derivatives were not material as of December 31, 2011 or 2010.

Derivative instruments associated with the Company's run-off reinsurance segment.

Guaranteed Minimum Income Benefits (GMIB)

Purpose. The Company has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees of minimum income benefits resulting from the level of variable annuity account values compared with a contractually guaranteed amount (“GMIB liabilities”). According to the contractual terms of the written reinsurance contracts, payment by the Company depends on the actual account value in the underlying mutual funds and the level of interest rates when the contractholders elect to receive minimum income payments. The Company has purchased retrocessional coverage for a portion of these contracts to reduce a portion of the risks assumed (“GMIB assets”).

Accounting policy. Because cash flows are affected by equity markets and interest rates, but are without significant life insurance risk and are settled in lump sum payments, the Company accounts for these GMIB liabilities and assets as written and purchased options at fair value. These derivatives are not designated as hedges and their fair values are reported in other liabilities (GMIB liability) and other assets (GMIB asset), with changes in fair value reported in GMIB fair value (gain) loss.

Cash flows. Under the terms of these written and purchased contracts, the Company periodically receives and pays fees based on either contractholders' account values or deposits increased at a contractual rate. The Company will also pay and receive cash depending on changes in account values and interest rates when contractholders first elect to receive minimum income payments. These cash flows are reported in operating activities.

Volume of activity. The potential undiscounted future payments for the written options (GMIB liability, as defined in Note 23) was $1,244 million as of December 31, 2011 and $1,134 million as of December 31, 2010. The potential undiscounted future receipts for the purchased options (GMIB asset) was $684 million as of December 31, 2011 and $624 million as of December 31, 2010.

The following table provides the effect of these derivative instruments on the financial statements for the indicated periods:

Fair Value Effect on the Financial Statements (In millions)
	Other Assets, including other intangibles		Accounts Payable, Accrued Expenses and Other Liabilities		GMIB Fair Value (Gain) Loss
	As of December 31,		As of December 31,		For the years ended December 31,
Instrument	2011	2010	2011	2010	2011	2010
Written options (GMIB liability)			$1,333	$903	$504	$112
Purchased options (GMIB asset)	$712	$480			(270)	(57)
Total	$712	$480	$1,333	$903	$234	$55

GMDB and GMIB Hedge Programs

Purpose. The Company also uses derivative financial instruments under a dynamic hedge program designed to substantially reduce domestic and international equity market exposures resulting from changes in variable annuity account values based on underlying mutual funds for certain reinsurance contracts that guarantee minimum death benefits (“GMDB”). During the first quarter of 2011, the Company expanded this hedge program to include a portion (approximately one-quarter) of the equity market exposures associated with its GMIB business (“GMDB and GMIB equity hedge program”). The Company also implemented a dynamic hedge program to reduce the exposure to changes in interest rate levels on the growth rate for approximately one-third of its GMDB and one-quarter of its GMIB businesses (“GMDB and GMIB growth interest rate hedge program”). These hedge programs are dynamic because the Company will regularly rebalance the hedging instruments within established parameters as equity and interest rate exposures of these businesses change.

The Company manages these hedge programs using exchange-traded equity, foreign currency, and interest rate futures contracts, as well as interest rate swap contracts. These contracts are generally expected to rise in value as equity markets and interest rates decline, and decline in value as equity markets and interest rates rise.

Accounting policy. These hedge programs are not designated as accounting hedges. Although these hedge programs effectively reduce equity market, foreign currency, and interest rate exposures, changes in the fair values of these futures and swap contracts may not exactly offset changes in the portions of the GMDB and GMIB liabilities covered by these hedges, in part because the market does not offer contracts that exactly match the targeted exposure profile. Changes in fair value of these futures contracts, as well as interest income and interest expense relating to the swap contracts are reported in other revenues. The fair values of the interest rate swaps are reported in other assets and other liabilities. Amounts reflecting corresponding changes in liabilities for GMDB contracts are included in benefits and expenses.

Cash flows. The Company receives or pays cash daily in the amount of the change in fair value of the futures contracts. The Company periodically exchanges cash flows between variable and fixed interest rates under the interest rate swap contracts. Cash flows relating to these contracts are included in operating activities.

Volume of activity. The notional value of the equity and currency futures contracts used in the GMDB and GMIB equity hedge program was $994 million as of December 31, 2011, and $878 million as of December 31, 2010. Equity futures consist primarily of S&P 500, S&P 400, Russell 2000, NASDAQ, TOPIX (Japanese), EUROSTOXX and FTSE (British) equity indices. Currency futures consist of Euros, Japanese yen and British pounds. The notional value of the interest rate swaps used in the GMDB and GMIB growth interest rate hedge program was $240 million as of December 31, 2011. The notional value was $29 million for U.S. Treasury and $598 million for Eurodollar interest rate futures contracts used by this program as of December 31, 2011.

The following tables provide the effect of these derivative instruments on the financial statements for the indicated periods:

Fair Value Effect on the Financial Statements (In millions)
	Other Revenues
	For the years ended December 31,
	2011	2010
Equity and currency futures for GMDB exposures	$(45)	$(157)
Equity and currency futures for GMIB exposures	4
Total equity and currency futures	$(41)	$(157)

	Other assets, including other intangibles	Other Revenues
	As of December 31,	For the year ended December 31,
	2011	2011
Interest rate swaps	$33	$39
Interest rate futures (1)	-	(2)
Total interest rate swaps and futures	$33	$37

	Interest rate derivatives for GMDB exposures	$31
	Interest rate derivatives for GMIB exposures	6
	Total interest rate swaps and futures	$37

(1) Balance sheet presentation of amounts receivable or payable relating to futures daily variation margin are not fair values and are excluded from this table.

See Notes 6 and 10 for further details regarding these businesses.

Derivative instruments used in the Company's investment risk management.

Derivative financial instruments are also used by the Company as a part of its investment strategy to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). Derivatives are typically used in this strategy to minimize interest rate and foreign currency risks.

Investment Cash Flow Hedges

Purpose. The Company uses interest rate, foreign currency, and combination (interest rate and foreign currency) swap contracts to hedge the interest and/or foreign currency cash flows of its fixed maturity bonds to match associated insurance liabilities.

Accounting policy. Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and accumulated other comprehensive income and amortized into net investment income or reported in other realized investment gains and losses as interest or principal payments are received. Net interest cash flows are reported in operating activities.

Cash flows. Under the terms of these various contracts, the Company periodically exchanges cash flows between variable and fixed interest rates and/or between two currencies for both principal and interest. Foreign currency swaps are primarily Euros, Australian dollars, Canadian dollars, Japanese yen, and British pounds, and have terms for periods of up to 10 years.

Volume of activity. The following table provides the notional values of these derivative instruments for the indicated periods:

	Notional Amount (In millions)
	As of December 31,
Instrument	2011	2010
Interest rate swaps	$134	$153
Foreign currency swaps	134	159
Combination interest rate and foreign currency swaps	64	64
Total	$332	$376

The following table provides the effect of these derivative instruments on the financial statements for the indicated periods:

Fair Value Effect on the Financial Statements (In millions)
	Other Long-Term Investments		Accounts Payable, Accrued Expenses and Other Liabilities		Gain (Loss) Recognized in Other Comprehensive Income (1)
	As of December 31,		As of December 31,		For the years ended December 31,
Instrument	2011	2010	2011	2010	2011	2010
Interest rate swaps	$7	$10	$-	$-	$(3)	$2
Foreign currency swaps	3	6	19	20	(1)	10
Combination interest rate and foreign currency swaps	-	-	11	12	1	(7)
Total	$10	$16	$30	$32	$(3)	$5

(1) Other comprehensive income for foreign currency swaps excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.

For the years ended December 31, 2011 and 2010, the amount of gains (losses) reclassified from accumulated other comprehensive income into income was not material. No gains (losses) were recognized due to ineffectiveness and there were no amounts excluded from the assessment of hedge ineffectiveness.

Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Schedule Of Variable Interest Entities [Abstract]
Variable interest entities

Note 13 – Variable Interest Entities

When the Company becomes involved with a variable interest entity and when the nature of the Company's involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

  the structure and purpose of the entity;
  the risks and rewards created by and shared through the entity; and
  the entity's participants' ability to direct its activities, receive its benefits and absorb its losses. Participants include the entity's sponsors, equity holders, guarantors, creditors and servicers.

In the normal course of its investing activities, the Company makes passive investments in securities that are issued by variable interest entities for which the Company is not the sponsor or manager. These investments are predominantly asset-backed securities primarily collateralized by foreign bank obligations or mortgage-backed securities. The asset-backed securities largely represent fixed-rate debt securities issued by trusts that hold perpetual floating-rate subordinated notes issued by foreign banks. The mortgage-backed securities represent senior interests in pools of commercial or residential mortgages created and held by special-purpose entities to provide investors with diversified exposure to these assets. The Company owns senior securities issued by several entities and receives fixed-rate cash flows from the underlying assets in the pools. The Company is not the primary beneficiary and does not consolidate any of these entities because either:

  it had no power to direct the activities that most significantly impact the entities' economic performance; or
  it had neither the right to receive benefits nor the obligation to absorb losses that could be significant to these variable interest entities.

The Company has not provided, and does not intend to provide, financial support to these entities. The Company performs ongoing qualitative analyses of its involvement with these variable interest entities to determine if consolidation is required. The Company's maximum potential exposure to loss related to these entities is limited to the carrying amount of its investment reported in fixed maturities and equity securities, and its aggregate ownership interest is insignificant relative to the total principal amount issued by these entities.

Investment Income and Gains and Losses	12 Months Ended
Dec. 31, 2011
Investment Income And Gains And Losses [Abstract]
Investment Income and Gains and Losses

Note 14— Investment Income and Gains and Losses

  Net Investment Income

The components of pre-tax net investment income for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Fixed maturities	$817	$788	$748
Equity securities	6	6	7
Commercial mortgage loans	218	221	223
Policy loans	86	90	92
Real estate	(2)	(2)	(1)
Other long-term investments	48	29	(30)
Short-term investments and cash	10	11	10
	1,183	1,143	1,049
Less investment expenses	37	38	35
Net investment income	$1,146	$1,105	$1,014

Net investment income for separate accounts (which is not reflected in the Company's revenues) was $207 million for 2011, $163 million for 2010, and $22 million for 2009.

B. Realized Investment Gains and Losses

The following realized gains and losses on investments for the years ended December 31 exclude amounts required to adjust future policy benefits for the run-off settlement annuity business.

(In millions)	2011	2010	2009
Fixed maturities	$50	$87	$2
Equity securities	(1)	5	12
Commercial mortgage loans	(16)	(23)	(20)
Real estate	(6)	3	-
Other investments, including derivatives	35	3	(37)
Realized investment gains (losses), before income taxes	62	75	(43)
Less income taxes (benefits)	21	25	(17)
Net realized investment gains (losses)	$41	$50	$(26)

Included in pre-tax realized investment gains (losses) above were asset write-downs and changes in valuation reserves as follows:

(in millions)	2011	2010	2009
Credit related (1)	$28	$38	$93
Other	25	1	13
Total (2)	$53	$39	$106

(1) Credit-related losses include other-than-temporary declines in fair value of fixed maturities and equity securities, and changes in valuation reserves and asset write-downs related to commercial mortgage loans and investments in real estate entities. The amount related to credit losses on fixed maturities for which a portion of the impairment was recognized in other comprehensive income were immaterial.
(2) Other-than-temporary impairments on fixed maturities of $26 million in 2011 and $47 million in 2009 are included in both the credit-related and other categories above. Other-than-temporary impairments on fixed maturities in 2010 were immaterial.

The Company recognized pre-tax losses of $7 million in 2011, compared with pre-tax gains of $7 million in 2010 and $13 million in 2009 on hybrid securities.

Realized investment gains in 2011 in other investments, including derivatives, primarily represent gains on sale of real estate properties held in joint ventures. Realized investment losses in 2009 in other investments, including derivatives, primarily represent impairments of real estate entities.

Realized investment gains and (losses) that are not reflected in the Company's revenues for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Separate accounts	$210	$191	$(25)
Investment gains required to adjust future policy benefits for the run-off settlement annuity business	$8	$18	$51

Sales information for available-for-sale fixed maturities and equity securities, for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Proceeds from sales	$876	$826	$949
Gross gains on sales	$53	$46	$51
Gross losses on sales	$(7)	$(3)	$(9)

Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt [Text Block]

Note 15 ― Debt

(In millions)	2011	2010
Short-term:
Commercial paper	$100	$100
Current maturities of long-term debt	4	452
Total short-term debt	$104	$552
Long-term:
Uncollateralized debt:
2.75% Notes due 2016	$600	$-
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	131
8.5% Notes due 2019	251	251
4.375% Notes due 2020	249	249
5.125% Notes due 2020	299	299
6.37% Notes due 2021	78	78
4.5% Notes due 2021	298	-
4% Notes due 2022	743	-
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875% Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
5.875% Notes due 2041	298	-
5.375% Notes due 2042	750	-
Other	43	30
Total long-term debt	$4,990	$2,288

On November 10, 2011, the Company issued $2.1 billion of long-term debt as follows: $600 million of 5-Year Notes due November 15, 2016 at a stated interest rate of 2.75% ($600 million, net of discount, with an effective interest rate of 2.936% per year), $750 million of 10-Year Notes due February 15, 2022 at a stated interest rate of 4% ($743 million, net of discount, with an effective interest rate of 4.346% per year) and $750 million of 30-Year Notes due February 15, 2042 at a stated interest rate of 5.375% ($750 million, net of discount, with an effective interest rate of 5.542% per year). Interest is payable on May 15 and November 15 of each year beginning May 15, 2012 for the 5-Year Notes and February 15 and August 15 of each year beginning February 15, 2012 for the 10-Year and 30-Year Notes. The proceeds of this debt were used to fund the HealthSpring acquisition in January 2012.

The Company may redeem these Notes, at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 30 basis points (5-Year 2.75% Notes due 2016), 35 basis points (10-Year 4% Notes due 2022), or 40 basis points (30-Year 5.375% Notes due 2042).

In June 2011, the Company entered into a new five-year revolving credit and letter of credit agreement for $1.5 billion, which permits up to $500 million to be used for letters of credit. This agreement is diversified among 16 banks, with 3 banks each having 12% of the commitment and the remaining 13 banks with 64% of the commitment. The credit agreement includes options that are subject to consent by the administrative agent and the committing banks, to increase the commitment amount to $2 billion and to extend the term past June 2016. The credit agreement is available for general corporate purposes, including as a commercial paper backstop and for the issuance of letters of credit. This agreement includes certain covenants, including a financial covenant requiring the Company to maintain a total debt to adjusted capital ratio at or below 0.50 to 1.00. As of December 31, 2011, the Company had $3.7 billion of borrowing capacity within the maximum debt coverage covenant in the agreement in addition to the $5.1 billion of debt outstanding. There were letters of credit of $118 million issued as of December 31, 2011.

In March 2011, the Company issued $300 million of 10-Year Notes due March 15, 2021 at a stated interest rate of 4.5% ($298 million, net of discount, with an effective interest rate of 4.683% per year) and $300 million of 30-Year Notes due March 15, 2041 at a stated interest rate of 5.875% ($298 million, net of discount, with an effective interest rate of 6.008% per year). Interest is payable on March 15 and September 15 of each year beginning September 15, 2011. The proceeds of this debt were used for general corporate purposes, including the repayment of debt maturing in 2011.

The Company may redeem these Notes, at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 20 basis points (10-Year 4.5% Notes due 2021) or 25 basis points (30-Year 5.875% Notes due 2041).

During 2011, the Company repaid $449 million in maturing long-term debt.

In the fourth quarter of 2010, the Company entered into the following transactions related to its long-term debt:

  In December 2010 the Company offered to settle its 8.5% Notes due 2019, including accrued interest from November 1 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year Treasury Rate plus a fixed spread of 100 basis points. The tender offer priced at a yield of 4.128% and principal of $99 million was tendered, with $251 million remaining outstanding. The Company paid $130 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of $21 million.

  In December 2010 the Company offered to settle its 6.35% Notes due 2018, including accrued interest from September 16 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year Treasury Rate plus a fixed spread of 45 basis points. The tender offer priced at a yield of 3.923% and principal of $169 million was tendered, with $131 million remaining outstanding. The Company paid $198 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of $18 million.

  In December 2010, the Company issued $250 million of 4.375% Notes ($249 million net of debt discount, with an effective interest rate of 5.1%). The difference between the stated and effective interest rates primarily reflects the effect of treasury locks. See Note 12 to the Consolidated Financial Statements for further information. Interest is payable on June 15 and December 15 of each year beginning December 15, 2010. These Notes will mature on December 15, 2020. The proceeds of this debt were used to fund the tender offer for the 8.5% Senior Notes due 2019 and the 6.35% Senior Notes due 2018 described above.

  In May 2010, the Company issued $300 million of 5.125% Notes ($299 million, net of debt discount, with an effective interest rate of 5.36% per year). Interest is payable on June 15 and December 15 of each year beginning December 15, 2010. These Notes will mature on June 15, 2020. The proceeds of this debt were used for general corporate purposes.

  The Company may redeem the Notes issued in 2010 at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 25 basis points.

Maturities of debt and capital leases are as follows (in millions): $4 in 2012, $6 in 2013, $23 in 2014, none in 2015, $600 in 2016 and the remainder in years after 2016. Interest expense on long-term debt, short-term debt and capital leases was $202 million in 2011, $182 million in 2010, and $166 million in 2009.

Common and Preferred Stock	12 Months Ended
Dec. 31, 2011
Common And Preferred Stock [Abstract]
Common and preferred stock

Note 16 — Common and Preferred Stock

As of December 31, the Company had issued the following shares:

(Shares in thousands)	2011	2010
Common: Par value $0.25
600,000 shares authorized
Outstanding - January 1	271,880	274,257
Issuance of Common Stock	15,200	-
Issued for stock option and other benefit plans	3,735	3,805
Repurchase of common stock	(5,282)	(6,182)
Outstanding - December 31	285,533	271,880
Treasury stock	80,612	79,066
Issued - December 31	366,145	350,946

On November 16, 2011, the Company issued 15.2 million shares of its common stock at $42.75 per share. Proceeds of $650 million ($629 million net of underwriting discount and fees) were used to fund the HealthSpring acquisition in January 2012.

The Company maintains a share repurchase program, which was authorized by its Board of Directors. The decision to repurchase shares depends on market conditions and alternative uses of capital. The Company has, and may continue from time to time, to repurchase shares on the open market through a Rule 10b5-1 plan that permits a company to repurchase its shares at times when it otherwise might be precluded from doing so under insider trading laws or because of self-imposed trading blackout periods.

During 2011, and through February 23, 2012, the Company repurchased 5.3 million shares for approximately $225 million. The total remaining share repurchase authorization as of February 23, 2012 was $522 million. The Company repurchased 6.2 million shares for $201 million during 2010.

The Company has authorized a total of 25 million shares of $1 par value preferred stock. No shares of preferred stock were outstanding at December 31, 2011 or 2010.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss)
Accumulated Other Comprehensive Income (Loss) [Text Block]

Note 17 — Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.

Changes in accumulated other comprehensive income (loss) were as follows:

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2011
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$366	$(127)	$239
Reclassification adjustment for losses (gains) included in shareholders' net income	(49)	18	(31)
Net unrealized appreciation, securities	$317	$(109)	$208
Net unrealized appreciation, derivatives	$1	$-	$1
Net translation of foreign currencies	$(21)	$(1)	$(22)
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past experience
and prior service costs	$22	$(7)	$15
Net change arising from assumption and plan changes and experience	(580)	205	(375)
Net postretirement benefits liability adjustment	$(558)	$198	$(360)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2010
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$319	$(109)	$210
Reclassification adjustment for (gains) included in net income	(92)	32	(60)
Net unrealized appreciation, securities	$227	$(77)	$150
Net unrealized appreciation, derivatives	$8	$(2)	$6
Net translation of foreign currencies	$40	$(7)	$33
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past experience
and prior service costs	$10	$(4)	$6
Net change arising from assumption and plan changes and experience	(311)	116	(195)
Net postretirement benefits liability adjustment	$(301)	$112	$(189)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2009
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$843	$(292)	$551
Reclassification adjustment for (gains) included in net income	(14)	3	(11)
Net unrealized appreciation, securities	$829	$(289)	$540
Net unrealized depreciation, derivatives	$(30)	$13	$(17)
Net translation of foreign currencies	$54	$(15)	$39
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past experience
and prior service costs	$7	$(3)	$4
Curtailment gain	(46)	16	(30)
Reclassification adjustment included in shareholders' net income	(39)	13	(26)
Net change arising from assumption and plan changes and experience	(107)	36	(71)
Net postretirement benefits liability adjustment	$(146)	$49	$(97)

Shareholders Equity and Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Shareholders Equity And Dividend Restrictions [Abstract]
Stockholders Equity And Dividend Restrictions [Text Block]

Note 18 — Shareholders' Equity and Dividend Restrictions

State insurance departments and foreign jurisdictions that regulate certain of the Company's subsidiaries prescribe accounting practices (which differ in some respects from GAAP) to determine statutory net income and surplus. The Company's life insurance and HMO company subsidiaries are regulated by such statutory requirements. The statutory net income for the years ended, and statutory surplus as of, December 31 of the Company's life insurance and HMO subsidiaries were as follows:

(In millions)	2011	2010	2009
Net income	$953	$1,697	$1,088
Surplus	$5,286	$5,107	$4,728

As of December 31, 2011, statutory surplus for each of the Company's life insurance and HMO subsidiaries is sufficient to meet the minimum required by regulators. As of December 31, 2011, the Company's life insurance and HMO subsidiaries had investments on deposit with state departments of insurance with statutory carrying values of $306 million. The Company's life insurance and HMO subsidiaries are also subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) insurance companies may extend to the parent company without prior approval of regulatory authorities. The maximum dividend distribution that the Company's life insurance and HMO subsidiaries may make during 2012 without prior approval is approximately $0.9 billion. Restricted net assets of the Company as of December 31, 2011, were approximately $6.9 billion. One of the Company's life insurance subsidiaries is permitted to loan up to $600 million to the parent company without prior approval.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 19 — Income Taxes

Amounts reported in this income tax footnote have been updated from the Company's 2011 Form 10-K to reflect the retrospective adoption of amended accounting guidance for deferred policy acquisition costs. See Note 2 for additional information.

A. Income Tax Expense

The components of income taxes for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Current taxes
U.S. income	$320	$267	$211
Foreign income	58	45	48
State income	20	19	16
	398	331	275
Deferred taxes (benefits)
U.S. income	193	187	286
Foreign income	23	8	(3)
State income	1	(7)	1
	217	188	284
Total income taxes	$615	$519	$559

Total income taxes for the years ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

(In millions)	2011	2010	2009
Tax expense at nominal rate	$657	$631	$649
Tax-exempt interest income	(29)	(31)	(31)
Effect of permanently invested foreign earnings	(17)	(11)	(42)
Dividends received deduction	(4)	(3)	(3)
Resolution of federal tax matters	(30)	-	(27)
State income tax (net of federal income tax benefit)	14	9	12
Change in valuation allowance	5	(93)	(2)
Other	19	17	3
Total income taxes	$615	$519	$559

Effect of Permanently Invested Foreign Earnings

The Company accrues income taxes on certain undistributed earnings of its South Korea and Hong Kong subsidiaries using the foreign jurisdiction tax rates, as compared to the higher U.S. statutory tax rate. These undistributed earnings include those amounts which management has determined to be permanently invested overseas. The Company continues to evaluate this permanent investment strategy for additional foreign jurisdictions.

As a result, shareholders' net income for the year ended December 31, 2011, increased by $17 million that included $13 million attributable to South Korea and $4 million for Hong Kong. Shareholders' net income increased by $11 million in 2010 and $42 million in 2009 from using this method to record income taxes. The 2010 increase included $16 million attributable to South Korea partially offset by a decrease of $5 million for Hong Kong. The 2009 increase was all attributable to South Korea. Permanent investment of earnings from these foreign operations has resulted in cumulative unrecognized deferred tax liabilities of $70 million through December 31, 2011.

B. Deferred Income Taxes

Deferred income tax assets and liabilities as of December 31 are shown below.

(In millions)	2011	2010
Deferred tax assets
Employee and retiree benefit plans	$829	$746
Investments, net	108	100
Other insurance and contractholder liabilities	443	391
Deferred gain on sale of businesses	46	58
Policy acquisition expenses	151	154
Loss carryforwards	8	76
Other accrued liabilities	109	107
Bad debt expense	17	18
Other	37	37
Deferred tax assets before valuation allowance	1,748	1,687
Valuation allowance for deferred tax assets	(45)	(26)
Deferred tax assets, net of valuation allowance	1,703	1,661
Deferred tax liabilities
Depreciation and amortization	377	314
Foreign operations, net	128	130
Unrealized appreciation on investments and foreign currency translation	395	287
Total deferred tax liabilities	900	731
Net deferred income tax assets	$803	$930

Management believes consolidated taxable income expected to be generated in the future will be sufficient to support realization of the Company's net deferred tax assets. This determination is based upon the Company's consistent overall earnings history and future earnings expectations. Other than deferred tax benefits attributable to operating loss carryforwards, a majority of which were recognized during 2011, there are no time constraints within which the Company's deferred tax assets must be realized.

The Company's deferred tax asset is net of a federal, state, and beginning in 2011, a foreign valuation allowance. The foreign valuation allowance of $15 million was recorded in connection with the Company's acquisition of FirstAssist, though had minimal impact of shareholder's net income. The valuation allowance reflects management's assessment that certain deferred tax assets may not be realizable.

C. Uncertain Tax Positions

A reconciliation of unrecognized tax benefits for the years ended December 31 is as follows:

(In millions)	2011	2010	2009
Balance at January 1,	$177	$214	$164
Increase (decrease) due to prior year positions	(113)	(55)	5
Increase due to current year positions	7	34	76
Reduction related to settlements with taxing authorities	(17)	(13)	(28)
Reduction related to lapse of applicable statute of limitations	(2)	(3)	(3)
Balance at December 31,	$52	$177	$214

Unrecognized tax benefits decreased during 2011 due primarily to completion of the 2007 and 2008 IRS examination.

The December 31, 2011 unrecognized tax benefit balance included $21 million that would increase shareholders' net income if recognized. The Company has determined it at least reasonably possible that within the next twelve months there could be a significant increase in the level of unrecognized tax benefits should there be adverse developments relative to certain IRS specific matters. These changes are not expected to have a material impact on shareholders' net income.

The Company classifies net interest expense on uncertain tax positions and any applicable penalties as a component of income tax expense, but excludes these amounts from the liability for uncertain tax positions. The Company's liability for net interest and penalties was $2 million at December 31, 2011, $14 million at December 31, 2010 and $13 million at December 31, 2009. The 2011 decline included $11 million associated with the completion of the 2007 and 2008 IRS examinations.

During the first quarter of 2011, the IRS completed its examination of the Company's 2007 and 2008 consolidated federal income tax returns, resulting in an increase to shareholders' net income of $24 million ($33 million reported in income tax expense, partially offset by a $9 million pre-tax charge). The increase in shareholders' net income included a reduction in net unrecognized tax benefits of $11 million and a reduction of interest expense of $11 million (reported in income tax expense).

During the first quarter of 2009, the IRS completed its examination of the Company's 2005 and 2006 consolidated federal income tax returns, resulting in an increase to shareholders' net income of $21 million ($20 million in continuing operations and $1 million in discontinued operations). The increase reflected a reduction in net unrecognized tax benefits of $8 million, ($17 million reported in income tax expense, partially offset by a $9 million pre-tax charge) and a reduction of interest and penalties of $13 million (reported in income tax expense).

D. Federal Income Tax Examinations, Litigation and Other Matters

The Company has a continuing dispute with the IRS for tax years 2004 through 2006 concerning the appropriate reserve methodology for certain reinsurance contracts. Trial was held before the United States Tax Court for the 2004 tax year in September 2011; the Court's decision is expected in 2012. Prior to trial, the IRS conceded the adjustments, but did not agree with the Company's reserve methodology. Though the IRS concession was a favorable development, that significantly limits exposure, the Company has continued to pursue the litigation in order to establish that its methodology is appropriate and can be applied prospectively. The IRS raised the same issue in its audit of the Company's 2005 and 2006 tax returns. As a result, the Company filed a petition with the United States Tax Court for these years on September 19, 2011. The Company continues to believe that it will prevail in both the 2004 and 2005-2006 litigation.

During the fourth quarter of 2011, the IRS issued a notice of deficiency relating to the 2007 and 2008 tax years. The Company disagrees with such IRS action. On January 11, 2012 the Company filed a petition in the United States Tax Court and believes that the ultimate outcome will not impact results of operations or liquidity.

The IRS is expected to begin examination of the Company's 2009 and 2010 consolidated federal income tax returns in early 2012. The Company conducts business in numerous states and foreign jurisdictions, and may be engaged in multiple audit proceedings at any given time. Generally, no further state or foreign audit activity for years prior to 2004 is expected.

The Patient Protection & Affordable Care Act, including the Reconciliation Act of 2010, included provisions limiting the tax deductibility of certain future retiree benefit and compensation related payments. The effect of these provisions reduced shareholders' net income in 2011 by $8 million. The Company will continue to evaluate the tax effect of these provisions.

Employee Incentive Plans	12 Months Ended
Dec. 31, 2011
Employee Incentive Plans [Abstract]
Employee incentive plans

Note 20 — Employee Incentive Plans

The People Resources Committee (“the Committee”) of the Board of Directors awards stock options, restricted stock, deferred stock and, beginning in 2010, strategic performance shares to certain employees. To a very limited extent, the Committee has issued common stock instead of cash compensation and dividend equivalent rights as part of restricted and deferred stock units. The Company issues shares from Treasury stock for option exercises, awards of restricted stock and payment of deferred and restricted stock units.

Compensation cost and related tax benefits for these awards were as follows:

(In millions)	2011	2010	2009
Compensation cost	$61	$49	$42
Tax benefits	$14	$12	$15

The Company had the following number of shares of common stock available for award at December 31: 11.7 million in 2011, 7.5 million in 2010 and 23.3 million in 2009.

Stock options. The Company awards options to purchase the Company's common stock at the market price of the stock on the grant date. Options vest over periods ranging from one to five years and expire no later than 10 years from grant date.

The table below shows the status of, and changes in, common stock options during the last three years:

(Options in thousands)	2011		2010		2009
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding - January 1	12,093	$31.10	13,751	$29.34	12,258	$35.48
Granted	1,546	$42.36	1,846	$34.64	4,709	$14.15
Exercised	(3,480)	$27.93	(2,565)	$24.31	(1,167)	$25.32
Expired or canceled	(578)	$33.61	(939)	$30.86	(2,049)	$33.42
Outstanding - December 31	9,581	$33.92	12,093	$31.10	13,751	$29.34
Options exercisable at year-end	6,147	$34.94	7,656	$34.42	8,578	$33.53

Compensation expense of $18 million related to unvested stock options at December 31, 2011 will be recognized over the next two years (weighted average period).

The table below summarizes information for stock options exercised during the last three years:

(In millions)	2011	2010	2009
Intrinsic value of options exercised	$53	$30	$7
Cash received for options exercised	$97	$62	$30
Excess tax benefits realized from options exercised	$10	$5	$-

The following table summarizes information for outstanding common stock options at December 31, 2011:

(Dollars in millions, except per share	Options	Options
amounts)	Outstanding	Exercisable
Number (in thousands)	9,581	6,147
Total intrinsic value	$91	$56
Weighted average exercise price	$33.92	$34.94
Weighted average remaining
contractual life	6.1 years	4.9 years

The weighted average fair value of options granted under employee incentive plans was $13.96 for 2011, $11.56 for 2010 and $4.6 for 2009, using the Black-Scholes option-pricing model and the following assumptions:

	2011	2010	2009
Dividend yield	0.1%	0.1%	0.3%
Expected volatility	40.0%	40.0%	40.0%
Risk-free interest rate	1.7%	1.9%	1.6%
Expected option life	4 years	4 years	4 years

The expected volatility reflects the Company's past daily stock price volatility. The Company does not consider volatility implied in the market prices of traded options to be a good indicator of future volatility because remaining maturities of traded options are less than one year. The risk-free interest rate is derived using the four-year U.S. Treasury bond yield rate as of the award date for the primary grant. Expected option life reflects the Company's historical experience.

Restricted stock. The Company awards restricted stock to its employees or directors with vesting periods ranging from two to five years. These awards are generally in one of two forms: restricted stock grants or restricted stock units. Restricted stock grants are the most widely used form of restricted stock awards and are used for substantially all U.S.-based employees receiving such awards. Recipients of restricted stock grants are entitled to earn dividends and to vote during the vesting period, but forfeit their awards if their employment terminates before the vesting date. Awards of restricted stock units are generally limited to international employees. A restricted stock unit represents a right to receive a common share of stock when the unit vests. Recipients of restricted stock units are entitled to receive hypothetical dividends, but cannot vote during the vesting period. They forfeit their units if their employment terminates before the vesting date.

The table below shows the status of, and changes in, restricted stock grants and units during the last three years:

(Awards in thousands)	2011		2010		2009
		Weighted		Weighted		Weighted
		Average Fair Value		Average Fair Value		Average Fair Value
	Grants/Units	at Award Date	Grants/Units	at Award Date	Grants/Units	at Award Date
Outstanding - January 1	4,306	$27.70	4,113	$27.65	2,347	$40.53
Awarded	945	$42.62	1,155	$34.63	2,678	$18.14
Vested	(564)	$42.79	(541)	$40.87	(557)	$32.00
Forfeited	(441)	$28.99	(421)	$29.28	(355)	$33.79
Outstanding - December 31	4,246	$28.88	4,306	$27.70	4,113	$27.65

The fair value of vested restricted stock was: $24 million in 2011, $18 million in 2010 and $10 million in 2009.

At the end of 2011, approximately 2,900 employees held 4.2 million restricted stock grants and units with $66 million of related compensation expense to be recognized over the next three years (weighted average period).

Strategic Performance Shares. The Company awards strategic performance shares to its executives generally with a performance period of three years. Strategic performance shares are divided into two broad groups: 50% are subject to a market condition (total shareholder return relative to industry peer companies) and 50% are subject to a performance conditions (revenue growth and cumulative adjusted net income). These targets are set by the Committee. At the end of the performance period, holders of strategic performance shares will be awarded anywhere from 0 to 200% of the original grant of strategic performance shares in Cigna common stock.

The table below shows the status of, and changes in, strategic performance shares during 2011 and 2010:

(Awards in thousands)	2011		2010
		Weighted		Weighted
		Average Fair Value		Average Fair Value
	Grants/Units	at Award Date	Grants/Units	at Award Date
Outstanding - January 1	430	$34.73	-	$-
Awarded	529	$42.92	480	$34.73
Vested	-	$-	-	$-
Forfeited	(125)	$37.92	(50)	$34.65
Outstanding - December 31	834	$39.45	430	$34.73

At the end of 2011, 67 employees held approximately 830,000 strategic performance shares and $19 million of related compensation expense expected to be recognized over the next two years. For strategic performance shares subject to a performance condition, the amount of expense may vary based on actual performance in 2012 and 2013.

Leases Rentals and Outsourced Service Arrangements	12 Months Ended
Dec. 31, 2011
Leases Rentals And Outsourced Service Arrangements [Abstract]
Leases, rentals and outsourced service arrangements

Note 21 — Leases, Rentals and Outsourced Service Arrangements

Rental expenses for operating leases, principally for office space, amounted to $115 million in 2011, $127 million in 2010 and $138 million in 2009. As of December 31, 2011, future net minimum rental payments under non-cancelable operating leases were approximately $547 million, payable as follows (in millions): $108 in 2012, $97 in 2013, $83 in 2014, $67 in 2015, $52 in 2016 and $140 thereafter.

The Company also has several outsourced service arrangements with third parties, primarily for human resource and information technology support services. The initial service periods under these arrangements range from seven to eight years and their related costs are reported consistent with operating leases over the service period based on the pattern of use. The Company recorded in other operating expense $116 million in 2011, $114 million in 2010 and $115 million in 2009 for these arrangements.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information [Text Block]

Note 22 ― Segment Information

The Company's operating segments generally reflect groups of related products, except for the International segment which is generally based on geography. In accordance with GAAP, operating segments that do not require separate disclosure were combined in “Other Operations”. The Company measures the financial results of its segments using “segment earnings (loss)”, which is defined as shareholders' income (loss) from continuing operations before after-tax realized investment results.

Consolidated pre-tax income from continuing operations is primarily attributable to domestic operations. Consolidated pre-tax income from continuing operations generated by the Company's foreign operations was approximately 15% in 2011, 13% in 2010 and 9% in 2009.

The Company determines segment earnings (loss) consistent with accounting policies used in preparing the consolidated financial statements, except that amounts included in Corporate are not allocated to segments. The Company allocates certain other operating expenses, such as systems and other key corporate overhead expenses, on systematic bases. Income taxes are generally computed as if each segment were filing a separate income tax return. The Company does not report total assets by segment since this is not a metric used to allocate resources or evaluate segment performance.

As discussed in Note 2, this segment information is updated to reflect the effect of the amended accounting guidance for deferred policy acquisition costs, that the Company adopted retrospectively effective January 1, 2012.

The Company presents segment information as follows:

Health Care offers insured and self-insured medical, dental, behavioral health, vision, and prescription drug benefit plans, health advocacy programs and other products and services that may be integrated to provide comprehensive health care benefit programs. Cigna HealthCare companies offer these products and services in all 50 states, the District of Columbia and the U.S. Virgin Islands. These products and services are offered through a variety of funding arrangements such as guaranteed cost, retrospectively experience-rated and administrative services only arrangements.

Disability and Life includes group disability, life, accident and specialty insurance.

International includes supplemental health, life and accident insurance products; and international health care products and services including those offered to individuals and globally mobile employees of multinational companies and organizations.

Run-off Reinsurance is predominantly comprised of GMDB, GMIB, workers' compensation and personal accident reinsurance products. On December 31, 2010, the Company essentially exited from its workers' compensation and personal accident reinsurance business by purchasing retrocessional coverage from a Bermuda subsidiary of Enstar Group Limited and transferring the ongoing administration of this business to the reinsurer.

The Company also reports results in two other categories.

Other Operations consist of:

  corporate-owned life insurance (“COLI”);
  deferred gains recognized from the 1998 sale of the individual life insurance and annuity business and the 2004 sale of the retirement benefits business; and

  run-off settlement annuity business.

Corporate reflects amounts not allocated to other segments, such as net interest expense (defined as interest on corporate debt less net investment income on investments not supporting segment operations), interest on uncertain tax positions, certain litigation matters, intersegment eliminations, compensation cost for stock options and certain corporate overhead expenses such as directors' expenses.

In 2010, the Company began reporting the expense associated with its frozen pension plans in Corporate. Prior periods were not restated as the effect on prior periods was not material.

Summarized segment financial information for the years ended December 31 was as follows:

(In millions)	2011	2010	2009
Health Care
Premiums and fees:
Medical:
Guaranteed cost (1),(2)	$4,176	$3,929	$3,380
Experience-rated (2),(3)	1,934	1,823	1,699
Stop loss	1,451	1,287	1,274
Dental	894	804	731
Medicare	489	1,470	595
Medicare Part D	624	558	342
Other (4)	600	543	515
Total medical	10,168	10,414	8,536
Life and other non-medical	77	103	179
Total premiums	10,245	10,517	8,715
Fees (2),(5)	2,936	2,802	2,669
Total premiums and fees	13,181	13,319	11,384
Mail order pharmacy revenues	1,447	1,420	1,282
Other revenues	234	266	262
Net investment income	274	243	181
Segment revenues	$15,136	$15,248	$13,109
Income taxes	$556	$476	$399
Segment earnings	$991	$861	$731

(1) Includes guaranteed cost premiums primarily associated with open access and commercial HMO, as well as other risk-related products.
(2) Premiums and/or fees associated with certain specialty products are also included.
(3) Includes minimum premium arrangements with a risk profile similar to experience-rated funding arrangements. The risk portion of minimum revenue is reported in experience-rated medical premium whereas the self funding portion of minimum premium revenue is recorded in fees. Also includes certain non-participating cases for which special customer level reporting of experience is required.
(4) Other medical premiums include risk revenue for specialty products.
(5) Represents administrative service fees for medical members and related specialty product fees for non-medical members as well as fees related to Medicare Part D of $61 million in 2011, $57 million in 2010 and $41 million in 2009.

(In millions)	2011	2010	2009
Disability and Life
Premiums and fees:
Life	$1,256	$1,238	$1,301
Disability	1,268	1,167	1,057
Other	256	262	276
Total	2,780	2,667	2,634
Other revenues	-	123	113
Net investment income	267	261	244
Segment revenues	$3,047	$3,051	$2,991
Income taxes	$109	$120	$109
Segment earnings	$287	$291	$284
International
Premiums and fees:
Health Care	$1,464	$1,037	$884
Supplemental Health, Life, and Accident	1,526	1,231	998
Total	2,990	2,268	1,882
Other revenues	17	25	18
Net investment income	96	82	69
Segment revenues	$3,103	$2,375	$1,969
Income taxes	$100	$93	$35
Equity in income of investees	$8	$10	$8
Segment earnings	$219	$177	$173
Run-off Reinsurance
Premiums and fees and other revenues	$20	$(133)	$(254)
Net investment income	103	114	113
Segment revenues	$123	$(19)	$(141)
Income taxes (benefits)	$(99)	$(136)	$93
Segment earnings (loss)	$(183)	$26	$185
Other Operations
Premiums and fees and other revenues	$169	$174	$176
Net investment income	400	404	407
Segment revenues	$569	$578	$583
Income taxes	$29	$39	$31
Segment earnings	$89	$85	$86
Corporate
Other revenues and eliminations	$(58)	$(62)	$(58)
Net investment income	6	1	-
Segment revenues	$(52)	$(61)	$(58)
Income tax benefits	$(101)	$(98)	$(91)
Segment loss	$(184)	$(211)	$(142)
Realized investment gains (losses)
Realized investment gains (losses)	$62	$75	$(43)
Income taxes (benefits)	21	25	(17)
Realized investment gains (losses),
net of taxes and noncontrolling interest	$41	$50	$(26)
Total
Premiums and fees and other revenues	$19,333	$18,647	$16,157
Mail order pharmacy revenues	1,447	1,420	1,282
Net investment income	1,146	1,105	1,014
Realized investment gains (losses)	62	75	(43)
Total revenues	$21,988	$21,247	$18,410
Income taxes	$615	$519	$559
Segment earnings	$1,219	$1,229	$1,317
Realized investment gains (losses),
net of taxes and noncontrolling interest	$41	$50	$(26)
Shareholders' income from continuing operations	$1,260	$1,279	$1,291

Premiums and fees, mail order pharmacy revenues and other revenues by product type were as follows for the years ended December 31:

(In millions)	2011	2010	2009
Medical	$14,568	$14,253	$12,089
Disability	1,280	1,162	1,063
Supplemental Health, Life, and Accident	3,103	2,839	2,748
Mail order pharmacy	1,447	1,420	1,282
Other	382	393	257
Total	$20,780	$20,067	$17,439

Concentration of risk.  For the Company's International segment, South Korea is the single largest geographic market. South Korea generated 31% of the segment's revenues and 50% of the segment's earnings in 2011. South Korea generated 32% of the segment's revenues and 53% of the segment's earnings in 2010. Due to the concentration of business in South Korea, the International segment is exposed to potential losses resulting from economic and geopolitical developments in that country, as well as foreign currency movements affecting the South Korean currency, which could have a significant impact on the segment's results and the Company's consolidated financial results.

Contingencies and Other Matters	12 Months Ended
Dec. 31, 2011
Contingencies And Other Matters [Abstract]
Contingencies and Other Matters

Note 23 ― Contingencies and Other Matters

The Company, through its subsidiaries, is contingently liable for various guarantees provided in the ordinary course of business.

A. Financial Guarantees Primarily Associated with the Sold Retirement Benefits Business

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. The Company records separate account liabilities equal to separate account assets.  In certain cases, primarily associated with the sold retirement benefits business (which was sold in April 2004), the Company guarantees a minimum level of benefits for retirement and insurance contracts, written in separate accounts.  The Company establishes an additional liability if management believes that the Company will be required to make a payment under these guarantees.

The Company guarantees that separate account assets will be sufficient to pay certain retiree or life benefits.  The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations.  This percentage varies depending on the asset class within a sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes.  If employers do not maintain the required levels of separate account assets, the Company or an affiliate of the buyer has the right to redirect the management of the related assets to provide for benefit payments.  As of December 31, 2011, employers maintained assets that exceeded the benefit obligations. Benefit obligations under these arrangements were $1.7 billion as of December 31, 2011.  As of December 31, 2011, approximately 75% of these guarantees are reinsured by an affiliate of the buyer of the retirement benefits business. The remaining guarantees are provided by the Company with minimal reinsurance from third parties. There were no additional liabilities required for these guarantees as of December 31, 2011.  Separate account assets supporting these guarantees are classified in Levels 1 and 2 of the GAAP fair value hierarchy.  See Note 10 for further information on the fair value hierarchy.

The Company does not expect that these financial guarantees will have a material effect on the Company's consolidated results of operations, liquidity or financial condition.

B. Guaranteed Minimum Income Benefit Contracts

The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured minimum income benefits under certain variable annuity contracts issued by other insurance companies.  A contractholder can elect the guaranteed minimum income benefit (“GMIB”) within 30 days of any eligible policy anniversary after a specified contractual waiting period. The Company's exposure arises when the guaranteed annuitization benefit exceeds the annuitization benefit based on the policy's current account value.  At the time of annuitization, the Company pays the excess (if any) of the minimum benefit guaranteed under the contract over the benefit based on the current account value in a lump sum to the direct writing insurance company.

In periods of declining equity markets or declining interest rates, the Company's GMIB liabilities increase.  Conversely, in periods of rising equity markets and rising interest rates, the Company's liabilities for these benefits decrease.

The Company estimates the fair value of the GMIB assets and liabilities using assumptions for market returns and interest rates, volatility of the underlying equity and bond mutual fund investments, mortality, lapse, annuity election rates, non-performance risk, and risk and profit charges.  See Note 10 for additional information on how fair values for these liabilities and related receivables for retrocessional coverage are determined.

The Company is required to disclose the maximum potential undiscounted future payments for GMIB contracts.  Under these guarantees, the future payment amounts are dependent on equity and bond fund market and interest rate levels prior to and at the date of annuitization election, which must occur within 30 days of a policy anniversary, after the appropriate waiting period.  Therefore, the future payments are not fixed and determinable under the terms of the contract.  Accordingly, the Company has estimated the maximum potential undiscounted future payments using hypothetical adverse assumptions, defined as follows:

  no annuitants surrendered their accounts;
  all annuitants lived to elect their benefit;
  all annuitants elected to receive their benefit on the next available date (2012 through 2018); and
  all underlying mutual fund investment values remained at the December 31, 2011 value of $1.1 billion with no future returns.

The maximum potential undiscounted payments that the Company would make under those assumptions would aggregate $1.2 billion before reinsurance recoveries.  The Company expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.  The Company has retrocessional coverage in place from two external reinsurers which covers 55% of the exposures on these contracts.  The Company bears the risk of loss if its retrocessionaires do not meet or are unable to meet their reinsurance obligations to the Company.

C. Certain Other Guarantees

The Company had indemnification obligations to lenders of up to $292 million as of December 31, 2011, related to borrowings by certain real estate joint ventures which the Company either records as an investment or consolidates. These borrowings, that are nonrecourse to the Company, are secured by the joint ventures' real estate properties with fair values in excess of the loan amounts and mature at various dates beginning in 2012 through 2021.  The Company's indemnification obligations would require payment to lenders for any actual damages resulting from certain acts such as unauthorized ownership transfers, misappropriation of rental payments by others or environmental damages.  Based on initial and ongoing reviews of property management and operations, the Company does not expect that payments will be required under these indemnification obligations.  Any payments that might be required could be recovered through a refinancing or sale of the assets.  In some cases, the Company also has recourse to partners for their proportionate share of amounts paid.  There were no liabilities required for these indemnification obligations as of December 31, 2011.

As of December 31, 2011, the Company guaranteed that it would compensate the lessors for a shortfall of up to $44 million in the market value of certain leased equipment at the end of the lease. Guarantees of $28 million expire in 2012 and $16 million expire in 2016. The Company had liabilities for these guarantees of $14 million as of December 31, 2011.

The Company has agreements with certain banks that provide banking services to settle claim checks processed by the Company for Administrative Services Only (“ASO”) and certain minimum premium customers. The customers are responsible for adequately funding their accounts as claim checks are presented for payment. Under these agreements, the Company guarantees that the banks will not incur a loss if a customer fails to properly fund its account. The amount of the guarantee fluctuates daily. As of December 31, 2011, the aggregate maximum exposure under these guarantees was approximately $390 million and there were no liabilities required. There were no material charges related to these guarantees for the twelve months ended December 31, 2011 and there were $3 million in after-tax charges for the same period in 2010. Through February 13, 2012, the exposure that existed at December 31, 2011 has been reduced by approximately 94% through customers' funding of claim checks when presented for payment. In addition, the Company can limit its exposure under these guarantees by suspending claim payments for any customer who has not adequately funded their bank account.

The Company contracts on an ASO basis with customers who fund their own claims. The Company charges these customers administrative fees based on the expected cost of administering their self-funded programs. In some cases, the Company provides performance guarantees associated with meeting certain service-related and other performance standards. If these standards are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes liabilities for estimated payouts associated with these performance guarantees. Approximately 14% of ASO fees reported for the twelve months ended December 31, 2011 were at risk, with reimbursements estimated to be approximately 1%.

The Company had indemnification obligations as of December 31, 2011 in connection with acquisition and disposition transactions. These indemnification obligations are triggered by the breach of representations or covenants provided by the Company, such as representations for the presentation of financial statements, the filing of tax returns, compliance with law or the identification of outstanding litigation. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential amount due is subject to contractual limitations based on a percentage of the transaction purchase price, while in other cases limitations are not specified or applicable. The Company does not believe that it is possible to determine the maximum potential amount due under these obligations, since not all amounts due under these indemnification obligations are subject to limitation. There were no liabilities for these indemnification obligations as of December 31, 2011.

The Company does not expect that these guarantees will have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

D. Regulatory and Industry Developments

Regulation. The health services industry is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the Federal Departments of Labor, Health and Human Services, Treasury and Justice, as well as the courts. Regulation, legislation and judicial decisions have resulted in changes to industry and the Company's business practices and will continue to do so in the future. In addition, the Company's subsidiaries are routinely involved with various claims, lawsuits and regulatory and IRS audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation and legislation in its various forms, including the implementation of the Patient Protection and Affordable Care Act (including the Reconciliation Act) that was signed into law during the first quarter of 2010, could have a material adverse effect on the Company's health care operations if it inhibits the Company's ability to respond to market demands, adversely affects the way the Company does business, or results in increased medical or administrative costs without improving the quality of care or services.

Other possible regulatory and legislative changes or judicial decisions that could have an adverse effect on the Company's businesses include:

  additional mandated benefits or services that increase costs;
  legislation that would grant plan participants broader rights to sue their health plans;
  changes in public policy and in the political environment, that could affect state and federal law, including legislative and regulatory proposals related to health care issues, that could increase cost and affect the market for the Company's health care products and services;
  changes in Employee Retirement Income Security Act of 1974 (“ERISA”) regulations resulting in increased administrative burdens and costs;
  additional restrictions on the use of prescription drug formularies and rulings from pending purported class action litigation, that could result in adjustments to or the elimination of the average wholesale price of pharmaceutical products as a benchmark in establishing certain rates, charges, discounts, guarantees and fees for various prescription drugs;
  additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease and disability management;
  additional variations among state laws mandating the time periods and administrative processes for payment of health care provider claims;
  legislation that would exempt independent physicians from antitrust laws; and
  changes in federal tax laws, such as amendments that could affect the taxation of employer provided benefits.

The health services industry remains under scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

Guaranty fund assessments. The Company operates in a regulatory environment that may require the Company to participate in assessments under state insurance guaranty association laws. The Company's exposure to assessments is based on its share of business it writes in the relevant jurisdictions for certain obligations of insolvent insurance companies to policyholders and claimants. For the years ended December 31, 2011 and 2010, charges related to guaranty fund assessments were not material to the Company's results of operations.

The Company is aware of an insurer that is in rehabilitation, an intermediate action before insolvency. As of December 31, 2011, the regulator had petitioned the state court for liquidation and the Company believes it is likely that the state court will rule on insolvency for this insurer in 2012. If the insurer is declared insolvent and placed in liquidation, the Company and other insurers may be required to pay a portion of policyholder claims through guaranty fund assessments from various states in which the Company's insurance subsidiaries write premiums. Based on current information available, that is subject to change, the Company has estimated that potential future assessments could decrease its future results of operations by up to $40 million after-tax. The ultimate amount and timing of any future charges for this potential insolvency will depend on several factors, including the declaration of insolvency and the amount of the potential insolvency, the basis, amount and timing of associated estimated future guaranty fund assessments and the availability and amount of any potential premium tax and other offsets. Cash payments, if any, by the Company's insurance subsidiaries are likely to extend over several years. The Company will continue to monitor the outcome of the court's deliberations and may record a liability and expense in a future reporting period.

E. Litigation and Other Legal Matters

The Company is routinely involved in numerous claims, lawsuits, regulatory and IRS audits, investigations and other legal matters arising, for the most part, in the ordinary course of managing a health services business, including payments to providers and benefit level disputes. Such legal matters include benefit claims, breach of contract claims, tort claims, disputes regarding reinsurance arrangements, employment related suits, employee benefit claims, wage and hour claims, and intellectual property and real estate related disputes. Litigation of income tax matters is accounted for under FASB's accounting guidance for uncertainty in income taxes. Further information can be found in Note 19. The outcome of litigation and other legal matters is always uncertain, and unfavorable outcomes that are not justified by the evidence can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously.

When the Company (in the course of its regular review of pending litigation and legal matters) has determined that a material loss is reasonably possible, the matter is disclosed including an estimate or range of loss or a statement that such an estimate cannot be made. In many proceedings, however, it is inherently difficult to determine whether any loss is probable or even possible or to estimate the amount or range of any loss. In accordance with applicable accounting guidance, when litigation and regulatory matters present loss contingencies that are both probable and estimable, the Company accrues the estimated loss by a charge to income. The amount accrued represents the Company's best estimate of the probable loss. If only a range of estimated losses can be determined, the Company accrues an amount within the range that, in the Company's judgment, reflects the most likely outcome; if none of the estimates within that range is a better estimate than any other amount, the Company accrues at the low end of the range. In cases that the Company has accrued an estimated loss, the accrued amount may differ materially from the ultimate amount of the relevant costs. As a litigation or regulatory matter develops, the Company monitors the matter for further developments that could affect the amount previously accrued, if any, and updates such amount accrued or disclosures previously provided as appropriate.

Except as otherwise noted, the Company believes that the legal actions, proceedings and investigations currently pending against it should not have a material adverse effect on the Company's results of operation, financial condition or liquidity based upon current knowledge and taking into consideration current accruals. However, in light of the uncertainties involved in these matters, there is no assurance that their ultimate resolution will not exceed the amounts currently accrued by the Company and that an adverse outcome in one or more of these matters could be material to the Company's results of operation, financial condition or liquidity for any particular period.

Amara cash balance pension plan litigation. On December 18, 2001, Janice Amara filed a class action lawsuit, captioned Janice C. Amara, Gisela R. Broderick, Annette S. Glanz, individually and on behalf of all others similarly situated v. Cigna Corporation and Cigna Pension Plan, in the United States District Court for the District of Connecticut against Cigna Corporation and the Cigna Pension Plan on behalf of herself and other similarly situated participants in the Cigna Pension Plan affected by the 1998 conversion to a cash balance formula. The plaintiffs allege various ERISA violations including, among other things, that the Plan's cash balance formula discriminates against older employees; the conversion resulted in a wear away period (when the pre-conversion accrued benefit exceeded the post-conversion benefit); and these conditions are not adequately disclosed in the Plan.

In 2008, the court issued a decision finding in favor of Cigna Corporation and the Cigna Pension Plan on the age discrimination and wear away claims. However, the court found in favor of the plaintiffs on many aspects of the disclosure claims and ordered an enhanced level of benefits from the existing cash balance formula for the majority of the class, requiring class members to receive their frozen benefits under the pre-conversion Cigna Pension Plan and their post-1997 accrued benefits under the post-conversion Cigna Pension Plan. The court also ordered, among other things, pre-judgment and post-judgment interest.

Both parties appealed the court's decisions to the United States Court of Appeals for the Second Circuit which issued a decision on October 6, 2009 affirming the District Court's judgment and order on all issues. On January 4, 2010, both parties filed separate petitions for a writ of certiorari to the United States Supreme Court. Cigna's petition was granted, and on May 16, 2011, the Supreme Court issued its Opinion in which it reversed the lower courts' decisions and remanded the case to the trial judge for reconsideration of the remedy. The Court unanimously agreed with the Company's position that the lower courts erred in granting a remedy for an inaccurate plan description under an ERISA provision that allows only recovery of plan benefits. However, the decision identified possible avenues of “appropriate equitable relief” that plaintiffs may pursue as an alternative remedy.

The case is now in the trial court following remand. Briefs have been filed on the remedial issues and oral argument took place on December 9, 2011. The Company will continue to vigorously defend its position in this case. As of December 31, 2011, the Company continues to carry a liability of $82 million pre-tax ($53 million after-tax), that reflects the Company's best estimate of the exposure.

Ingenix. On February 13, 2008, State of New York Attorney General Andrew M. Cuomo announced an industry-wide investigation into the use of data provided by Ingenix, Inc., a subsidiary of UnitedHealthcare, used to calculate payments for services provided by out-of-network providers. The Company received four subpoenas from the New York Attorney General's office in connection with this investigation and responded appropriately. On February 17, 2009, the Company entered into an Assurance of Discontinuance resolving the investigation. In connection with the industry-wide resolution, the Company contributed $10  million to the establishment of a new non-profit company that now compiles and provides the data formerly provided by Ingenix.

The Company was named as a defendant in a number of putative nationwide class actions asserting that due to the use of data from Ingenix, Inc., the Company improperly underpaid claims, an industry-wide issue. All of the class actions were consolidated into Franco v. Connecticut General Life Insurance Company et al., which is pending in the United States District Court for the District of New Jersey. The consolidated amended complaint, filed on August 7, 2009, asserts claims under ERISA, the RICO statute, the Sherman Antitrust Act and New Jersey state law on behalf of subscribers, health care providers and various medical associations. Cigna filed a motion to dismiss the consolidated amended complaint on September 9, 2009. Plaintiffs filed a motion for class certification on May 28, 2010. Fact and expert discovery have been completed.

On September 23, 2011, the court granted in part and denied in part the motion to dismiss the consolidated amended complaint.  The court dismissed all claims by the health care provider and medical association plaintiffs for lack of standing to sue, and as a result the case will proceed only on behalf of subscribers.   In addition, the court dismissed all of the antitrust claims, the ERISA claims based on disclosure and the New Jersey state law claims.  The court did not dismiss the ERISA claims for benefits and claims under the RICO statute.

On June 9, 2009, Cigna filed motions in the United States District Court for the Southern District of Florida to enforce a previous settlement, In re Managed Care Litigation, by enjoining the RICO and antitrust causes of action asserted by the provider and medical association plaintiffs in the Ingenix litigation on the ground that they arose previously and were released in the prior settlement. On November 30, 2009, the Court granted the motions and ordered the provider and association plaintiffs to withdraw their RICO and antitrust claims from the Ingenix litigation. Plaintiffs appealed to the Eleventh Circuit and the appeal is pending. The claims of these provider and association plaintiffs have now been dismissed by the Franco court for lack of standing as described above, and therefore Cigna moved to dismiss the Eleventh Circuit appeal as moot.

It is reasonably possible that others could initiate additional litigation or additional regulatory action against the Company with respect to use of data provided by Ingenix, Inc. The Company denies the allegations asserted in the investigations and litigation and will vigorously defend itself in these matters.

Due to numerous uncertain and unpredictable factors presented in these cases, it is not possible to estimate a range of loss at this time and, accordingly, no accrual has been recorded in the Company's financial statements.

.

Karp gender discrimination litigation. On March 3, 2011, Bretta Karp filed a class action gender discrimination lawsuit against the Company in the United States District Court for the District of Massachusetts. The plaintiff alleges systemic discrimination against females in compensation, promotions, training, and performance evaluations in violation of Title VII of the Civil Rights Act of 1964, as amended, and Massachusetts law. Plaintiff seeks monetary damages and various other forms of broad programmatic relief, including injunctive relief, backpay, lost benefits, and preferential rights to jobs. The Company filed a motion to dismiss the lawsuit on May 16, 2011, which is fully briefed and pending. The Company denies the allegations asserted in the litigation and will vigorously defend itself in this case. Due to numerous uncertain and unpredictable factors presented in this case, it is not possible to estimate a range of loss (if any) at this time, and accordingly, no accrual has been recorded in the Company's financial statements.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data Disclosure [Abstract]
Quarterly Financial Information Text Block

Quarterly Financial Data (unaudited)

The following unaudited quarterly financial data is presented on a consolidated basis for each of the years ended December 31, 2011 and December 31, 2010. Quarterly financial results necessarily rely heavily on estimates. This and certain other factors, such as the seasonal nature of portions of the insurance business, suggest the need to exercise caution in drawing specific conclusions from quarterly consolidated results. This quarterly data has been updated from the Company's 2011 Form 10-K to reflect the retrospective adoption of amended accounting guidance for deferred policy acquisition costs effective January 1, 2012. See Note 2 to the Consolidated Financial Statements within this Form 8-K for additional information.

(In millions, except per share amounts)				Three Months Ended
	March 31		June 30			Sept. 30		Dec. 31
Consolidated Results
2011
Total revenues		$5,411		$5,507		$5,610		$5,460
Income from continuing operations before income taxes		579		592		273		432
Shareholders' net income		413	(1)	391	(2)	183	(3)	273	(4)
Shareholders' net income per share:	1
Basic		1.53		1.46		0.68		0.99
Diluted		1.51		1.43		0.67		0.98
2010
Total revenues		$5,204		$5,352		$5,264		$5,427
Income from continuing operations before income taxes		408		423		447		524
Shareholders' net income		258	(5)	282	(6)	294	(7)	445	(8)
Shareholders' net income per share:
Basic		0.94		1.03		1.09		1.65
Diluted		0.93		1.02		1.08		1.63
Stock and Dividend Data
2011
Price range of common stock — high		$44.29		$51.81		$52.95		$47.61
— low		$36.76		$42.80		$40.24		$38.82
Dividends declared per common share		$0.040		$-		$-		$-
2010
Price range of common stock — high		$39.26		$37.61		$36.03		$38.53
— low		$32.00		$30.78		$29.12		$34.33
Dividends declared per common share		$0.040		$-		$-		$-

(1)       The first quarter of 2011 includes an after-tax gain of $13 million for the GMIB business and a net tax benefit of $24 million related to the resolution of a Federal tax matter.

(2)       The second quarter of 2011 includes an after-tax loss of $21 million for the GMIB business.

(3)       The third quarter of 2011 includes an after-tax loss of $134 million for the GMIB business.

(4)       The fourth quarter of 2011 includes an after-tax gain of $7 million for the GMIB business and, an after-tax charge of $31 million for costs associated with acquisitions.

(5)       The first quarter of 2010 includes an after-tax gain of $5 million for the GMIB business.

(6)       The second quarter of 2010 includes an after-tax loss of $104 million for the GMIB business.

(7)       The third quarter of 2010 includes an after-tax loss of $10 million for the GMIB business.

(8)       The fourth quarter of 2010 includes an after-tax gain of $85 million for the GMIB business, an after-tax charge of $20 million for the loss on a reinsurance transaction, a net tax benefit of $101 million related to the resolution of a Federal tax matter, and an after-tax charge of $39 million related to the early extinguishment of debt.

Schedule I - Summary of Investments	12 Months Ended
Dec. 31, 2011
Summary of Investments, Other than Investments in Related Parties [Abstract]
Summary of Investments, Other than Investments in Related Parties [Text Block]
CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE I
SUMMARY OF INVESTMENTS-OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2011
(in millions)

			Amount at
			which shown in
		Fair	the Consolidated
Type of Investment	Cost	Value	Balance Sheet

Fixed maturities:
Bonds:
United States government and government
agencies and authorities	$552	$958	$958
States, municipalities and political subdivisions	2,185	2,456	2,456
Foreign governments	1,173	1,274	1,274
Public utilities	84	88	88
All other corporate bonds	9,378	10,401	10,401
Asset backed securities:
United States government agencies mortgage-backed	9	9	9
Other mortgage-backed	74	80	80
Other asset-backed	778	927	927
Redeemable preferred stocks	24	24	24
Total fixed maturities	14,257	16,217	16,217

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	25	27	27
Non redeemable preferred stocks	99	73	73
Total equity securities	124	100	100

Commercial mortgage loans on real estate	3,301		3,301
Policy loans	1,502		1,502
Real estate investments	87		87
Other long-term investments	1,014		1,058
Short-term investments	225		225

Total investments	$20,510		$22,490

Condensed Financial Information of Registrant	12 Months Ended
Dec. 31, 2011
Condensed Financial Information Of Parent Company Only Disclosure [Abstract]
Condensed Financial Information Of Parent Company Only Disclosure Text Block
CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)
STATEMENTS OF INCOME
(in millions)

	For the year ended
	December 31,
	2011	2010	2009

Operating expenses:
Interest	$195	$176	$160
Intercompany interest	19	26	80
Other	92	129	68
Total operating expenses	306	331	308
Loss before income taxes	(306)	(331)	(308)
Income tax benefit	(107)	(106)	(118)
Loss of parent company	(199)	(225)	(190)
Equity in income of subsidiaries from continuing operations	1,459	1,504	1,481
Shareholders' income from continuing operations	1,260	1,279	1,291
Income from discontinued operations, net of taxes	-	-	1
Shareholders' net income	$1,260	$1,279	$1,292

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)
BALANCE SHEETS
(in millions)

	As of December 31,
	2011		2010

Assets:
Investments in subsidiaries		$14,606		$14,095
Other assets		793		568
Total assets		$15,399		$14,663

Liabilities:
Intercompany		$460		$3,718
Short-term debt		100		548
Long-term debt		4,869		2,180
Other liabilities		1,976		1,861
Total liabilities		7,405		8,307

Shareholders' Equity:
Common stock (shares issued, 366; authorized, 600)		92		88
Additional paid-in capital		3,188		2,534
Net unrealized appreciation — fixed maturities	$739		$529
Net unrealized appreciation — equity securities	1		3
Net unrealized depreciation — derivatives	(23)		(24)
Net translation of foreign currencies	3		25
Postretirement benefits liability adjustment	(1,507)		(1,147)
Accumulated other comprehensive loss		(787)		(614)
Retained earnings		10,787		9,590
Less treasury stock, at cost		(5,286)		(5,242)
Total shareholders' equity		7,994		6,356
Total liabilities and shareholders' equity		$15,399		$14,663

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)
STATEMENTS OF CASH FLOWS
(in millions)

	For the year ended
	December 31,
	2011	2010	2009

Cash Flows from Operating Activities:
Shareholders' Net Income	$1,260	$1,279	$1,292
Adjustments to reconcile shareholders' net income
to net cash provided by operating activities:
Equity in income of subsidiaries	(1,459)	(1,504)	(1,481)
(Income) from discontinued operations	-	-	(1)
Dividends received from subsidiaries	1,135	1,050	650
Other liabilities	(296)	(294)	(401)
Other, net	(92)	158	353
Net cash provided by operating activities	548	689	412

Cash Flows from Financing Activities:
Net change in intercompany debt	(3,258)	(816)	(579)
Repayment of debt	(449)	(268)	(199)
Net proceeds on issuance of long-term debt	2,661	543	346
Issuance of common stock	734	64	30
Common dividends paid	(11)	(11)	(11)
Repurchase of common stock	(225)	(201)	-
Net cash used in financing activities	(548)	(689)	(413)
Net increase (decrease) in cash and cash equivalents	-	-	(1)
Cash and cash equivalents, beginning of year	-	-	1

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)

NOTES TO CONDENSED FINANCIAL STATEMENTS

The accompanying condensed financial statements have been updated from the Company's 2011 Form 10-K to reflect changes resulting from the retrospective adoption of amended accounting guidance for deferred policy acquisition costs effective January 1, 2012. See Note 2 to the Consolidated Financial Statements within this Form 8-K for additional information. These statements should be read in conjunction with the Consolidated Financial Statements and the accompanying notes thereto contained in this Form 8-K.

Note 1—For purposes of these condensed financial statements, Cigna Corporation's (the Company) wholly owned and majority owned subsidiaries are recorded using the equity basis of accounting. Certain reclassifications have been made to prior years' amounts to conform to the 2011 presentation.

Note 2—Short-term and long-term debt consisted of the following at December 31:

(In millions)	December 31, 2011	December 31, 2010
Short-term:
Commercial Paper	$100	$100
Current maturities of long-term debt	-	448
Total short-term debt	$100	$548
Long-term:
Uncollateralized debt:
2.75% Notes due 2016	$600	$-
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	131
8.5% Notes due 2019	251	251
4.375% Notes due 2020	249	249
5.125% Notes due 2020	299	299
4.5% Notes due 2021	298	-
4% Notes due 2022	743	-
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875 % Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
5.875% Notes due 2041	298	-
5.375% Notes due 2042	750	-
Total long-term debt	$4,869	$2,180

On November 10, 2011, the Company issued $2.1 billion of long-term debt as follows: $600 million of 5-Year Notes due November 15, 2016 at a stated interest rate of 2.75% ($600 million, net of discount, with an effective interest rate of 2.936% per year), $750 million of 10-Year Notes due February 15, 2022 at a stated interest rate of 4% ($743 million, net of discount, with an effective interest rate of 4.346% per year) and $750 million of 30-Year Notes due February 15, 2042 at a stated interest rate of 5.375% ($750 million, net of discount, with an effective interest rate of 5.542% per year). Interest is payable on May 15 and November 15 of each year beginning May 15, 2012 for the 5-Year Notes and February 15 and August 15 of each year beginning February 15, 2012 for the 10-Year and 30-Year Notes. The proceeds of this debt were used to reduce the intercompany payable balance with Cigna Holdings and ultimately used to fund the HealthSpring acquisition in 2012.

The Company may redeem these Notes, at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 30 basis points (5-Year 2.75% Notes due 2016), 35 basis points (10-Year 4% Notes due 2022), or 40 basis points (30-Year 5.375% Notes due 2042).

In June 2011, the Company entered into a new five-year revolving credit and letter of credit agreement for $1.5 billion, which permits up to $500 million to be used for letters of credit. This agreement is diversified among 16 banks, with 3 banks each having 12% of the commitment and the remaining 13 banks with 64% of the commitment. The credit agreement includes options that are subject to consent by the administrative agent and the committing banks, to increase the commitment amount to $2 billion and to extend the term past June 2016. The credit agreement is available for general corporate purposes, including as a commercial paper backstop and for the issuance of letters of credit. This agreement includes certain covenants, including a financial covenant requiring the Company to maintain a total debt to adjusted capital ratio maintain a total debt to adjusted capital ratio at or below 0.50 to 1.00. As of December 31, 2011, the Company had $3.7 billion of borrowing capacity within the maximum debt coverage covenant in the agreement in addition to the $5.1 billion of debt outstanding. There were letters of credit of $118 million issued as of December 31, 2011.

In March 2011, the Company issued $300 million of 10-Year Notes due March 15, 2021 at a stated interest rate of 4.5% ($298 million, net of discount, with an effective interest rate of 4.683% per year) and $300 million of 30-Year Notes due March 15, 2041 at a stated interest rate of 5.875% ($298 million, net of discount, with an effective interest rate of 6.008% per year). Interest is payable on March 15 and September 15 of each year beginning September 15, 2011. The proceeds of this debt were used for general corporate purposes, including the repayment of debt maturing in 2011.

The Company may redeem these Notes, at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 20 basis points (10-Year 4.5% Notes due 2021) or 25 basis points (30-Year 5.875% Notes due 2041).

During 2011, the Company repaid $449 million in maturing long-term debt.

In the fourth quarter of 2010, the Company entered into the following transactions related to its long-term debt:

  In December 2010 the Company offered to settle its 8.5% Notes due 2019, including accrued interest from November 1 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year Treasury Rate plus a fixed spread of 100 basis points. The tender offer priced at a yield of 4.128% and principal of $99 million was tendered, with $251 million remaining outstanding. The Company paid $130 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of $21 million.

  In December 2010 the Company offered to settle its 6.35% Notes due 2018, including accrued interest from September 16 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year Treasury Rate plus a fixed spread of 45 basis points. The tender offer priced at a yield of 3.923% and principal of $169 million was tendered, with $131 million remaining outstanding. The Company paid $198 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of $18 million.

  In December 2010, the Company issued $250 million of 4.375% Notes ($249 million net of debt discount, with an effective interest rate of 5.1%). The difference between the stated and effective interest rates primarily reflects the effect of treasury locks. Interest is payable on June 15 and December 15 of each year beginning December 15, 2010. These Notes will mature on December 15, 2020. The proceeds of this debt were used to fund the tender offer for the 8.5% Senior Notes due 2019 and the 6.35% Senior Notes due 2018 described above.

In May 2010, the Company issued $300 million of 5.125% Notes ($299 million, net of debt discount, with an effective interest rate of 5.36% per year). Interest is payable on June 15 and December 15 of each year beginning December 15, 2010. These Notes will mature on June 15, 2020. The proceeds of this debt were used for general corporate purposes.

The Company may redeem the Notes issued in 2010 at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 25 basis points.

Maturities of debt are as follows (in millions): none in 2012, 2013, 2014, 2015, $600 in 2016 and the remainder in years after 2016. Interest expense on long-term and short-term debt was $195 million in 2011, $176 million in 2010, and $160 million in 2009. Interest paid on long-term and short-term debt was $179 million in 2011, $175 million in 2010, and $153 million in 2009.

Note 3—Intercompany liabilities consist primarily of loans payable to Cigna Holdings, Inc. of $ 460 million as of December 31, 2011 and $3.7 billion as of December 31, 2010. The proceeds of the debt issuance in November 2011 of $2.1 billion (see Note 2) and the equity issuance of $629 million (see Note 5) were used to reduce the intercompany loan payable balance with Cigna Holdings and ultimately used to fund the HealthSpring acquisition in 2012. Interest was accrued at an average monthly rate of 0.63% for 2011 and 0.61% for 2010.

Note 4—As of December 31, 2011, the Company had guarantees and similar agreements in place to secure payment obligations or solvency requirements of certain wholly owned subsidiaries as follows:

  The Company has arranged for bank letters of credit in the amount of $36 million in support of its indirect wholly owned subsidiaries. As of December 31, 2011, approximately $33 million of the letters of credit were issued to support Cigna Global Reinsurance Company, an indirect wholly owned subsidiary domiciled in Bermuda. These letters of credit primarily secure the payment of insureds' claims from run-off reinsurance operations. As of December 31, 2011, approximately $3 million of the letters of credit were issued to provide collateral support for various other indirectly wholly owned subsidiaries of the Company.

  Various indirect, wholly owned subsidiaries have obtained surety bonds in the normal course of business. If there is a claim on a surety bond and the subsidiary is unable to pay, the Company guarantees payment to the company issuing the surety bond. The aggregate amount of such surety bonds as of December was $24 million.

  The Company is obligated under a $27 million letter of credit required by the insurer of its high-deductible self-insurance programs to indemnify the insurer for claim liabilities that fall within deductible amounts for policy years dating back to 1994.

  The Company also provides solvency guarantees aggregating $34 million under state and federal regulations in support of its indirect wholly owned medical HMOs in several states.

  The Company has arranged a $55 million letter of credit in support of Cigna Europe Insurance Company, an indirect wholly owned subsidiary. The Company has agreed to indemnify the banks providing the letters of credit in the event of any draw. Cigna Europe Insurance Company is the holder of the letters of credit.

  In addition, the Company has agreed to indemnify payment of losses included in Cigna Europe Insurance Company's reserves on the assumed reinsurance business transferred from ACE. As of December 31, 2011, the reserve was $88 million.

In 2011, no payments have been made on these guarantees and none are pending. The Company provided other guarantees to subsidiaries that, in the aggregate, do not represent a material risk to the Company's results of operations, liquidity or financial condition.

Note 5 - On November 16, 2011, the Company issued 15.2 million shares of its common stock at $42.75 per share. Proceeds were $650 million ($629 million net of underwriting discount and fees). The proceeds were used to reduce the intercompany loan payable balance with Cigna Holdings and ultimately used to fund the HealthSpring acquisition in January 2012.

Schedule III - Supplementary Insurance Information	12 Months Ended
Dec. 31, 2011
Supplementary Insurance Information [Abstract]
Supplementary Insurance Information, for Insurance Companies Disclosure [Text Block]
CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
(In millions)

	Deferred		Future policy	Medical claims
	policy		benefits and	payable and	Unearned
	acquisition		contractholder	unpaid	premiums
Segment	costs		deposit funds	claims	and fees

Year Ended December 31, 2011:
Health Care	$19		$481	$1,229	$77
Disability and Life	1		1,178	3,208	16
International	729		1,338	411	382
Run-off Reinsurance	-		1,172	240	0
Other Operations	68		12,977	160	27
Corporate	-	1	-	(7)	-
Total	$817		$17,146	$5,241	$502

Year Ended December 31, 2010:
Health Care	$22		$488	$1,400	$80
Disability and Life	2		1,066	3,180	17
International	609		1,173	288	288
Run-off Reinsurance	-		1,139	244	-
Other Operations	68		12,790	159	31
Corporate	-	1	-	(8)	-
Total	$701		$16,656	$5,263	$416

Year Ended December 31, 2009:
Health Care	$28		$507	$1,098	$76
Disability and Life	6		1,023	3,122	32
International	491		1,003	228	282
Run-off Reinsurance	-		1,287	288	-
Other Operations	69		12,800	161	37
Corporate	-	1	-	(8)	-
Total	$594		$16,620	$4,889	$427

			Amortization
			of deferred
	Net		policy	Other
Premiums	investment	Benefit	acquisition	operating
and fees (1)	income (2)	expenses (1)(3)	expenses	expenses (4)

$13,181	$274	$8,265	$139	$5,185
2,780	267	2,003	4	644
2,990	96	1,697	110	976
24	103	140	0	265
114	400	385	6	60
0	6	0	0	233
$19,089	$1,146	$12,490	$259	$7,363

$13,319	$243	$8,670	$155	$5,086
2,667	261	1,935	6	699
2,268	82	1,255	84	762
25	114	(22)	0	113
114	404	395	6	53
0	1	0	0	248
$18,393	$1,105	$12,233	$251	$6,961

$11,384	$181	$7,096	$141	$4,742
2,634	244	1,922	6	670
1,882	69	1,080	89	589
29	113	(146)	0	(273)
112	407	398	6	62
0	0	(16)	0	191
$16,041	$1,014	$10,334	$242	$5,981

Certain information in this Schedule III (Deferred policy acquisition costs, Amortization of deferred policy acquisition costs, and Other operating expenses) has been updated from amounts reported in the Company's 2011 Form 10-K to reflect changes resulting from the retrospective adoption of amended accounting guidance for deferred policy acquisition costs. See Note 2 to the Consolidated Financial Statements included in this Form 8-K for additional information.

(1)       Amounts presented are shown net of the effects of reinsurance. See Note 7 to the Consolidated Financial Statements included in Cigna's 2011 Annual Report on Form 10-K.

(2)       The allocation of net investment income is based upon the investment year method, the identification of certain portfolios with specific segments, or a combination of both.

(3)       Benefit expenses include Health Care medical claims expense and other benefit expenses.

(4)       Other operating expenses include mail order pharmacy cost of goods sold, GMIB fair value (gain) loss and other operating expenses, and excludes amortization of deferred policy acquisition expenses.

Schedule IV - Reinsurance	12 Months Ended
Dec. 31, 2011
Supplemental Schedule of Reinsurance Premiums for Insurance Companies [Abstract]
Supplemental Schedule of Reinsurance Premiums for Insurance Companies [Text Block]
CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE IV
REINSURANCE
(in millions)

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net

Year Ended December 31, 2011:
Life insurance in force	$606,587	$53,088	$9,163	$562,662	1.6%

Premiums and fees:
Life insurance and annuities	$1,990	$280	$40	$1,750	2.3%
Accident and health insurance	17,352	167	154	17,339	0.9%
Total	$19,342	$447	$194	$19,089	1.0%

Year Ended December 31, 2010:
Life insurance in force	$566,841	$44,335	$9,734	$532,240	1.8%

Premiums and fees:
Life insurance and annuities	$2,026	$264	$107	$1,869	5.7%
Accident and health insurance	16,272	173	425	16,524	2.6%
Total	$18,298	$437	$532	$18,393	2.9%

Year Ended December 31, 2009:
Life insurance in force	$544,687	$50,011	$71,107	$565,783	12.6%

Premiums and fees:
Life insurance and annuities	$1,909	$297	$305	$1,917	15.9%
Accident and health insurance	13,476	156	804	14,124	5.7%
Total	$15,385	$453	$1,109	$16,041	6.9%

Schedule V - Valuation and Qualifying Accounts and Reserves	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Schedule of Valuation and Qualifying Accounts Disclosure [Text Block]
CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
(in millions)

		Charged	Charged
	Balance at	(Credited) to	(Credited)	Other
	beginning	costs and	to other	deductions-	Balance at end
Description	of period	expenses (1)	accounts (2)	describe (3)	of period

2011:
Investment asset valuation reserves:
Commercial mortgage loans	$12	$16	$-	$(9)	$19
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$49	$4	$(1)	$(7)	$45
Deferred tax asset valuation allowance	$26	$4	$15	$-	$45
Reinsurance recoverables	$10	$(5)	$-	$-	$5

2010:
Investment asset valuation reserves:
Commercial mortgage loans	$17	$24	$-	$(29)	$12
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$43	$11	$-	$(5)	$49
Deferred tax asset valuation allowance	$117	$(91)	$-	$-	$26
Reinsurance recoverables	$15	$(5)	$-	$-	$10

2009:
Investment asset valuation reserves:
Commercial mortgage loans	$3	$17	$-	$(3)	$17
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$50	$(2)	$-	$(5)	$43
Deferred tax asset valuation allowance	$126	$(1)	$-	$(8)	$117
Reinsurance recoverables	$23	$(7)	$-	$(1)	$15

The deferred tax valuation allowance has been updated from the Company's 2011 Form 10-K to reflect changes resulting from the retrospective adoption of amended accounting guidance for deferred policy acquisition costs. See Note 2 to the Consolidated Financial Statements in the Form 8-K for additional information.
(1) 2010 amount for deferred tax asset valuation allowance primarily reflects the resolution of a federal tax matter. See Note 19 to the Consolidated Financial Statements.
(2) 2011 increase to deferred tax asset valuation allowance reflects effects of the acquisition of First Assist in November 2011.
(3) 2011 and 2010 amounts for commercial mortgage loans primarily reflects charge-offs upon sales and repayments, as well as transfers to foreclosed real estate.

Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments Policies [Abstract]
General Derivative Policy

Derivative financial instruments. The Company applies hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Effectiveness is formally assessed and documented at inception and each period throughout the life of a hedge using various quantitative methods appropriate for each hedge, including regression analysis and dollar offset. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in shareholders' net income.

The Company accounts for derivative instruments as follows:

  Derivatives are reported on the balance sheet at fair value with changes in fair values reported in shareholders' net income or accumulated other comprehensive income.
  Changes in the fair value of derivatives that hedge market risk related to future cash flows and that qualify for hedge accounting are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
  A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, the Company reflects hedge ineffectiveness in shareholders' net income (generally as part of realized investment gains and losses).
  On early termination, the fair value of derivatives that qualified for hedge accounting are reported in shareholders' net income.

Designated as accounting hedges - interest rate, FX and combinations policy

Accounting policy. Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and accumulated other comprehensive income and amortized into net investment income or reported in other realized investment gains and losses as interest or principal payments are received. Net interest cash flows are reported in operating activities.

Not designated as accounting hedges - GMDB and GMIB

Accounting policy. These hedge programs are not designated as accounting hedges. Although these hedge programs effectively reduce equity market, foreign currency, and interest rate exposures, changes in the fair values of these futures and swap contracts may not exactly offset changes in the portions of the GMDB and GMIB liabilities covered by these hedges, in part because the market does not offer contracts that exactly match the targeted exposure profile. Changes in fair value of these futures contracts, as well as interest income and interest expense relating to the swap contracts are reported in other revenues. The fair values of the interest rate swaps are reported in other assets and other liabilities. Amounts reflecting corresponding changes in liabilities for GMDB contracts are included in benefits and expenses.

Not designated as accounting hedges - GMIB written and purchased options policy

Accounting policy. Because cash flows are affected by equity markets and interest rates, but are without significant life insurance risk and are settled in lump sum payments, the Company accounts for these GMIB liabilities and assets as written and purchased options at fair value. These derivatives are not designated as hedges and their fair values are reported in other liabilities (GMIB liability) and other assets (GMIB asset), with changes in fair value reported in GMIB fair value (gain) loss.

Fair Value Measurements Policies [Abstract]
First section of Fair Value footnote

Note 10 ― Fair Value Measurements

The Company carries certain financial instruments at fair value in the financial statements including fixed maturities, equity securities, short-term investments and derivatives.  Other financial instruments are measured at fair value under certain conditions, such as when impaired.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date.  A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment by the Company which becomes significant with increasingly complex instruments or pricing models.

The Company's financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by GAAP.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement.  For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The prices the Company uses to value its investment assets are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the fair value hierarchy. The Company performs ongoing analyses of prices used to value invested assets to determine that they represent appropriate estimates of fair value.  This process involves quantitative and qualitative analysis that is overseen by the Company's investment professionals, including reviews of pricing methodologies, judgments of valuation inputs, and assessments of the significance of any unobservable inputs, pricing statistics and trends. These reviews are also designed to ensure prices do not become stale, have reasonable explanations as to why they have changed from prior valuations, or require additional review of other anomalies. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates. Exceptions identified during these processes indicate that adjustments to prices are infrequent and result in immaterial adjustments to valuations.

Financial Assets and Financial Liabilities Carried at Fair Value

The following tables provide information as of December 31, 2011 and December 31, 2010 about the Company's financial assets and liabilities carried at fair value. Similar disclosures for separate account assets, which are also recorded at fair value on the Company's Consolidated Balance Sheets, are provided separately as gains and losses related to these assets generally accrue directly to policyholders. In addition, Note 9 contains similar disclosures for the Company's pension plan assets.

Level 1 financial assets policy

Level 1 Financial Assets

Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities. Given the narrow definition of Level 1 and the Company's investment asset strategy to maximize investment returns, a relatively small portion of the Company's investment assets are classified in this category.

Level 2 financial assets and financial liabilities policy

Level 2 Financial Assets and Financial Liabilities

Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument.  Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

Fixed maturities and equity securities.  Approximately 93% of the Company's investments in fixed maturities and equity securities are classified in Level 2 including most public and private corporate debt and equity securities, federal agency and municipal bonds, non-government asset and mortgage-backed securities and preferred stocks.  Because many fixed maturities and preferred stocks do not trade daily, fair values are often derived using recent trades of securities with similar features and characteristics.  When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events.  For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating.

Nearly all of these instruments are valued using recent trades or pricing models. Less than 1% of the fair value of investments classified in Level 2 represents foreign bonds that are valued, consistent with local market practice, using a single unadjusted market-observable input derived by averaging multiple broker-dealer quotes.

Short-term investments are carried at fair value, which approximates cost. On a regular basis the Company compares market prices for these securities to recorded amounts to validate that current carrying amounts approximate exit prices. The short-term nature of the investments and corroboration of the reported amounts over the holding period support their classification in Level 2.

Other derivatives classified in Level 2 represent over-the-counter instruments such as interest rate and foreign currency swap contracts.  Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.  Credit risk related to the counterparty and the Company is considered when estimating the fair values of these derivatives.  However, the Company is largely protected by collateral arrangements with counterparties, and determined that no adjustment for credit risk was required as of December 31, 2011 or December 31, 2010.  The nature and use of these other derivatives are described in Note 12.

Level 3 financial assets and financial liabilities policy

Level 3 Financial Assets and Financial Liabilities

Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement.  Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Company classifies certain newly-issued, privately-placed, complex or illiquid securities, as well as assets and liabilities relating to GMIB, in Level 3.

Fixed maturities and equity securities.  Approximately 6% of fixed maturities and equity securities are priced using significant unobservable inputs and classified in this category, including

Fair values of mortgage and asset-backed securities and corporate bonds are determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics.  For mortgage and asset-backed securities, inputs and assumptions to pricing may also include collateral attributes and prepayment speeds.  Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research, as well as the issuer's financial statements, in its evaluation. Certain subordinated corporate bonds and private equity investments are valued at transaction price in the absence of market data indicating a change in the estimated fair values.

Reclassifications impacting Level 3 financial instruments are reported as transfers into or out of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore gains and losses in income only reflect activity for the quarters the instrument was classified in Level 3.

Transfers into or out of the Level 3 category occur when unobservable inputs, such as the Company's best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2011 and 2010, transfer activity between Level 3 and Level 2 primarily reflects changes in the level of unobservable inputs used to value certain private corporate bonds, principally related to credit risk of the issuers.

The Company provided reinsurance for other insurance companies that offer a guaranteed minimum income benefit, and then retroceded a portion of the risk to other insurance companies.  These arrangements with third-party insurers are the instruments still held at the reporting date for GMIB assets and liabilities in the table above.  Because these reinsurance arrangements remain in effect at the reporting date, the Company has reflected the total gain or loss for the period as the total gain or loss included in income attributable to instruments still held at the reporting date.  However, the Company reduces the GMIB assets and liabilities resulting from these reinsurance arrangements when annuitants lapse, die, elect their benefit, or reach the age after which the right to elect their benefit expires.

Under FASB's guidance for fair value measurements, the Company's GMIB assets and liabilities are expected to be volatile in future periods because the underlying capital markets assumptions will be based largely on market-observable inputs at the close of each reporting period including interest rates and market-implied volatilities.

Measurement of GMIB assets and liabilities policy

Guaranteed minimum income benefit contracts.  Because cash flows of the GMIB liabilities and assets are affected by equity markets and interest rates but are without significant life insurance risk and are settled in lump sum payments, the Company reports these liabilities and assets as derivatives at fair value. The Company estimates the fair value of the assets and liabilities for GMIB contracts using assumptions regarding capital markets (including market returns, interest rates and market volatilities of the underlying equity and bond mutual fund investments), future annuitant behavior (including mortality, lapse, and annuity election rates), and non-performance risk, as well as risk and profit charges. As certain assumptions used to estimate fair values for these contracts are largely unobservable (primarily related to future annuitant behavior), the Company classifies GMIB assets and liabilities in Level 3. The Company considered the following in determining the view of a hypothetical market participant:

  that the most likely transfer of these assets and liabilities would be through a reinsurance transaction with an independent insurer having a market capitalization and credit rating similar to that of the Company; and
  that because this block of contracts is in run-off mode, an insurer looking to acquire these contracts would have similar existing contracts with related administrative and risk management capabilities.

These GMIB assets and liabilities are calculated with a complex internal model using many scenarios to determine the fair value of net amounts estimated to be paid, less the fair value of net future premiums estimated to be received, adjusted for risk and profit charges that the Company anticipates a hypothetical market participant would require to assume this business. Net amounts estimated to be paid represent the excess of the anticipated value of the income benefits over the values of the annuitants' accounts at the time of annuitization. Generally, market return, interest rate and volatility assumptions are based on market observable information.  Assumptions related to future annuitant behavior reflect the Company's belief that a hypothetical market participant would consider the actual and expected experience of the Company as well as other relevant and available industry resources in setting policyholder behavior assumptions.  The significant assumptions used to value the GMIB assets and liabilities as of December 31, 2011 were as follows:

       The market return and discount rate assumptions are based on the market-observable LIBOR swap curve.

       The projected interest rate used to calculate the reinsured income benefits is indexed to the 7-year Treasury Rate at the time of annuitization (claim interest rate) based on contractual terms.  That rate was 1.35% at December 31, 2011 and must be projected for future time periods. These projected rates vary by economic scenario and are determined by an interest rate model using current interest rate curves and the prices of instruments available in the market including various interest rate caps and zero-coupon bonds. For a subset of the business, there is a contractually guaranteed floor of 3% for the claim interest rate.

       The market volatility assumptions for annuitants' underlying mutual fund investments that are modeled based on the S&P 500, Russell 2000 and NASDAQ Composite are based on the market-implied volatility for these indices for three to seven years grading to historical volatility levels thereafter. For the remaining 52% of underlying mutual fund investments modeled based on other indices (with insufficient market-observable data), volatility is based on the average historical level for each index over the past 10 years.  Using this approach, volatility ranges from 16% to 36% for equity funds, 4% to 12% for bond funds, and 1% to 2% for money market funds.

       The mortality assumption is 70% of the 1994 Group Annuity Mortality table, with 1% annual improvement beginning January 1, 2000.

       The annual lapse rate assumption reflects experience that differs by the company issuing the underlying variable annuity contracts, ranges from 1% to 12% at December 31, 2011, and depends on the time since contract issue and the relative value of the guarantee.

       The annual annuity election rate assumption reflects experience that differs by the company issuing the underlying variable annuity contracts and depends on the annuitant's age, the relative value of the guarantee and whether a contractholder has had a previous opportunity to elect the benefit.  Immediately after the expiration of the waiting period, the assumed probability that an individual will annuitize their variable annuity contract is up to 80%.  For the second and subsequent annual opportunities to elect the benefit, the assumed probability of election is up to 35%. Actual data is still emerging for the Company as well as the industry and the estimates are based on this limited data.

  The nonperformance risk adjustment is incorporated by adding an additional spread to the discount rate in the calculation of both (1) the GMIB liability to reflect a hypothetical market participant's view of the risk of the Company not fulfilling its GMIB obligations, and (2) the GMIB asset to reflect a hypothetical market participant's view of the reinsurers' credit risk, after considering collateral. The estimated market-implied spread is company-specific for each party involved to the extent that company-specific market data is available and is based on industry averages for similarly-rated companies when company-specific data is not available. The spread is impacted by the credit default swap spreads of the specific parent companies, adjusted to reflect subsidiaries' credit ratings relative to their parent company and any available collateral. The additional spread over LIBOR incorporated into the discount rate ranged from 20 to 160 basis points for the GMIB liability and from 50 to 125 basis points for the GMIB reinsurance asset for that portion of the interest rate curve most relevant to these policies.

       The risk and profit charge assumption is based on the Company's estimate of the capital and return on capital that would be required by a hypothetical market participant.

The Company regularly evaluates each of the assumptions used in establishing these assets and liabilities by considering how a hypothetical market participant would set assumptions at each valuation date.  Capital markets assumptions are expected to change at each valuation date reflecting currently observable market conditions. Other assumptions may also change based on a hypothetical market participant's view of actual experience as it emerges over time or other factors that impact the net liability.  If the emergence of future experience or future assumptions differs from the assumptions used in estimating these assets and liabilities, the resulting impact could be material to the Company's consolidated results of operations, and in certain situations, could be material to the Company's financial condition.

GMIB liabilities are reported in the Company's Consolidated Balance Sheets in Accounts payable, accrued expenses and other liabilities.  GMIB assets associated with these contracts represent net receivables in connection with reinsurance that the Company has purchased from two external reinsurers and are reported in the Company's Consolidated Balance Sheets in Other assets, including other intangibles.

Assets and liabilities measured at fair value under certain conditions policy

Assets and Liabilities Measured at Fair Value under Certain Conditions

Some financial assets and liabilities are not carried at fair value each reporting period, but may be measured using fair value only under certain conditions, such as investments in commercial mortgage loans and real estate entities when they become impaired. During 2011, impaired commercial mortgage loans and real estate entities representing less than 1% of total investments were written down to their fair values, resulting in after-tax realized investment losses of $15 million.

During 2010, impaired commercial mortgage loans and real estate entities representing less than 1% of total investments were written down to their fair values, resulting in after-tax realized investment losses of $25 million.

These fair values were calculated by discounting the expected future cash flows at estimated market interest rates. Such market rates were derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the characteristics of the underlying real estate, including its type, quality and location. The fair value measurements were classified in Level 3 because these cash flow models incorporate significant unobservable inputs.

Commercial mortgage loans policy

Commercial mortgage loans. The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company's assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Contractholder deposit funds, excluding universal life products policy

Contractholder deposit funds, excluding universal life products. Generally, these funds do not have stated maturities. Approximately 50% of these balances can be withdrawn by the customer at any time without prior notice or penalty. The fair value for these contracts is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. Most of the remaining contractholder deposit funds are reinsured by the buyers of the individual life insurance and annuity and retirement benefits businesses. The fair value for these contracts is determined using the fair value of these buyers' assets supporting these reinsured contracts. The Company had a reinsurance recoverable equal to the carrying value of these reinsured contracts.

Long-term debt, including current maturities, excluding capital leases policy

Long-term debt, including current maturities, excluding capital leases. The fair value of long-term debt is based on quoted market prices for recent trades. When quoted market prices are not available, fair value is estimated using a discounted cash flow analysis and the Company's estimated current borrowing rate for debt of similar terms and remaining maturities.

Recent Accounting Pronouncements
Deferred Acquisition Costs Policy

Deferred acquisition costs. Effective January 1, 2012, the Company adopted the Financial Accounting Standards Board's (“FASB”) amended guidance (ASU 2010-26) on accounting for costs to acquire or renew insurance contracts. This guidance requires certain sales compensation and telemarketing costs related to unsuccessful efforts and any indirect costs to be expensed as incurred. The Company's deferred acquisition costs arise from sales and renewal activities primarily in its International segment. This amended guidance was implemented through retrospective adjustment of comparative prior periods. As reported in the Consolidated Statement of Equity, the cumulative effect of adopting the amended accounting guidance as of January 1, 2009 was a reduction in Total Shareholders' Equity of $200 million. Summarized below are the effects of the amended guidance on previously reported amounts for the years ended December 31, 2011, 2010 and 2009.

Presentation Of Comprehensive Income [Text Block]

Presentation of Comprehensive Income. Effective January 1, 2012, the Company adopted the FASB's amended guidance (ASU 2011-05) that requires presenting net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive statements. Neither measurement of comprehensive income nor disclosure requirements for reclassification adjustments between other comprehensive income and net income were affected by this amended guidance. The Company has elected to present a separate statement of comprehensive income following the statement of income and has retrospectively adjusted prior periods to conform to the new presentation, as required.

Other-than-temporary-impairments policy

Other-than-temporary impairments. On April 1, 2009, the Company adopted the FASB's updated guidance for evaluating whether an impairment is other than temporary for fixed maturities with declines in fair value below amortized cost (ASC 320). A reclassification adjustment from retained earnings to accumulated other comprehensive income was required for previously impaired fixed maturities that had a non-credit loss as of the date of adoption, net of related tax effects.

The cumulative effect of adoption increased the Company's retained earnings in 2009 with an offsetting decrease to accumulated other comprehensive income of $18 million, with no overall change to shareholders' equity. See Note 11 (A) for information on the Company's other-than-temporary impairments including additional required disclosures

Earnings Per Share Policy Text Block

  Earnings Per Share

The Company computes basic earnings per share using the weighted-average number of unrestricted common and deferred shares outstanding. Diluted earnings per share also includes the dilutive effect of outstanding employee stock options and unvested restricted stock granted after 2009 using the treasury stock method and the effect of strategic performance shares.

Variable Interest Entities Policy	Variable interest entities. As of December 31, 2011 and 2010 the Company determined it was not a primary beneficiary in any variable interest entities.
General Derivative Policy Text Block

Derivative financial instruments. The Company applies hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Effectiveness is formally assessed and documented at inception and each period throughout the life of a hedge using various quantitative methods appropriate for each hedge, including regression analysis and dollar offset. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in shareholders' net income.

The Company accounts for derivative instruments as follows:

  Derivatives are reported on the balance sheet at fair value with changes in fair values reported in shareholders' net income or accumulated other comprehensive income.
  Changes in the fair value of derivatives that hedge market risk related to future cash flows and that qualify for hedge accounting are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
  A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, the Company reflects hedge ineffectiveness in shareholders' net income (generally as part of realized investment gains and losses).
  On early termination, the fair value of derivatives that qualified for hedge accounting are reported in shareholders' net income.

Fair value policy

Fair value measurements. In May 2011, the FASB amended guidance (ASU 2011-04) to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments are effective January 1, 2012 and are to be applied prospectively. The Company expects no material effects at implementation.

The Company adopted the FASB's updated guidance on fair value measurements (ASU 2010-06) in the first quarter of 2010, which requires separate disclosures of significant transfers between levels in the fair value hierarchy. See Note 10 for additional information.

Amendments to the FASB's fair value guidance in 2009 had no effect on the Company's Consolidated Financial Statements. See Note 10 for additional information

Income Tax Uncertainties Policy [Text Block]

The Company classifies net interest expense on uncertain tax positions and any applicable penalties as a component of income tax expense, but excludes these amounts from the liability for uncertain tax positions. The Company's liability for net interest and penalties was $2 million at December 31, 2011, $14 million at December 31, 2010 and $13 million at December 31, 2009. The 2011 decline included $11 million associated with the completion of the 2007 and 2008 IRS examinations.

Fixed Maturities And Equity Securities Investment Policy [Text Block]	Fixed maturities and equity securities. Fixed maturities primarily include bonds, mortgage and other asset-backed securities and preferred stocks redeemable by the investor. Equity securities include common stocks and preferred stocks that are non-redeemable or redeemable only at the option of the issuer. These investments are primarily classified as available for sale and are carried at fair value with changes in fair value recorded in accumulated other comprehensive income (loss) within shareholders’ equity. Beginning April 1, 2009, for fixed maturities with declines in fair value below amortized cost, the Company assesses its intent to sell or whether it is more likely than not to be required to sell such fixed maturities before their fair values recover. If so, an impairment loss is recognized in net income for the excess of their amortized cost over fair value. In addition, when the Company determines it does not expect to recover the amortized cost basis of fixed maturities with declines in fair value (even if it does not intend to sell or will not be required to sell these fixed maturities), the credit portion of the impairment loss is recognized in net income and the non-credit portion, if any, is recognized in a separate component of shareholders’ equity. The credit portion is the difference between the amortized cost basis of the fixed maturity and the net present value of its projected future cash flows. Projected future cash flows are based on qualitative and quantitative factors, including probability of default, and the estimated timing and amount of recovery. For mortgage and asset-backed securities, estimated future cash flows are based on assumptions about the collateral attributes including prepayment speeds, default rates and changes in value. Equity securities and, prior to April 1, 2009, fixed maturities were considered impaired, and their cost basis was written down to fair value through earnings, when management did not expect to recover the amortized cost, or if the Company could not demonstrate its intent or ability to hold the investment until full recovery. Fixed maturities and equity securities also include trading and certain hybrid securities that are carried at fair value with changes in fair value reported in realized investment gains and losses. The Company has irrevocably elected the fair value option for these securities to simplify accounting and mitigate volatility in results of operations and financial condition. Hybrid securities include certain preferred stock and debt securities with call or conversion options.
Commercial Mortgage Loans Investment Policy [Text Block]

Commercial mortgage loans. Mortgage loans held by the Company are made exclusively to commercial borrowers. Generally, commercial mortgage loans are carried at unpaid principal balances and are issued at a fixed rate of interest. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying real estate. Valuation reserves reflect any changes in fair value. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves are considered impaired because the Company will not collect all interest due according to the terms of the original agreements, however, the Company expects to recover their remaining carrying value primarily because it is less than the fair value of the underlying real estate.

Policy Loans Receivable Policy [Text Block]

Fixed maturities and equity securities. Fixed maturities primarily include bonds, mortgage and other asset-backed securities and preferred stocks redeemable by the investor. Equity securities include common stocks and preferred stocks that are non-redeemable or redeemable only at the option of the issuer. These investments are primarily classified as available for sale and are carried at fair value with changes in fair value recorded in accumulated other comprehensive income (loss) within shareholders' equity.  Beginning April 1, 2009, for fixed maturities with declines in fair value below amortized cost, the Company assesses its intent to sell or whether it is more likely than not to be required to sell such fixed maturities before their fair values recover. If so, an impairment loss is recognized in net income for the excess of their amortized cost over fair value. In addition, when the Company determines it does not expect to recover the amortized cost basis of fixed maturities with declines in fair value (even if it does not intend to sell or will not be required to sell these fixed maturities), the credit portion of the impairment loss is recognized in net income and the non-credit portion, if any, is recognized in a separate component of shareholders' equity. The credit portion is the difference between the amortized cost basis of the fixed maturity and the net present value of its projected future cash flows. Projected future cash flows are based on qualitative and quantitative factors, including probability of default, and the estimated timing and amount of recovery. For mortgage and asset-backed securities, estimated future cash flows are based on assumptions about the collateral attributes including prepayment speeds, default rates and changes in value. Equity securities and, prior to April 1, 2009, fixed maturities were considered impaired, and their cost basis was written down to fair value through earnings, when management did not expect to recover the amortized cost, or if the Company could not demonstrate its intent or ability to hold the investment until full recovery. Fixed maturities and equity securities also include trading and certain hybrid securities that are carried at fair value with changes in fair value reported in realized investment gains and losses. The Company has irrevocably elected the fair value option for these securities to simplify accounting and mitigate volatility in results of operations and financial condition. Hybrid securities include certain preferred stock and debt securities with call or conversion options.

Real Estate Held For Development And Sale Policy [Text Block]

Real estate. Investment real estate can be “held and used” or “held for sale”. The Company accounts for real estate as follows:

  Real estate "held and used" is expected to be held longer than one year and includes real estate acquired through the foreclosure of commercial mortgage loans. The Company carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.
  Real estate is "held for sale" when a buyer's investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.
  The Company uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third-party appraisals.

At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other long-term investments depending on the ownership of the underlying assets. The Company rehabilitates, re-leases and sells foreclosed properties. This process usually takes from three to five years unless management considers a near-term sale preferable. When foreclosed real estate is recapitalized through a joint venture including a contribution of new equity from a third-party investor, the asset is accounted for as an investment in good standing reported in other long-term investments.

Other Long Term Investments Policy [Text Block]

Other long-term investments. Other long-term investments include investments in unconsolidated entities. These entities include certain limited partnerships and limited liability companies holding real estate, securities or loans. These investments are carried at cost plus the Company's ownership percentage of reported income or loss in cases where the Company has significant influence, otherwise the investment is carried at cost. Income from certain entities is reported on a one quarter lag depending on when their financial information is received. Also included in other long-term investments are loans to unconsolidated real estate entities secured by the equity interests of these real estate entities, which are carried at unpaid principal balances (mezzanine loans). These other long-term investments are considered impaired, and written down to their fair value, when cash flows indicate that the carrying value may not be recoverable. Fair value is generally determined based on a discounted cash flow analysis.

Additionally, other long-term investments include interest rate and foreign currency swaps carried at fair value. See Note 12 for information on the Company's accounting policies for these derivative financial instruments.

Short Term Investments Policy Textblock

Short-term investments. Investments with maturities of greater than 90 days but less than one year from time of purchase are classified as short-term, available for sale and carried at fair value, which approximates cost.

Net Investment Income Policy [Text Block]

Net investment income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income when interest payments are delinquent based on contractual terms or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are actually received. Interest and dividends on trading and hybrid securities and prepayment penalties on mortgage loans are included in net investment income when they are earned.

Investment Gains And Losses Policy [Text Block]

Investment gains and losses. Realized investment gains and losses result from sales, investment asset write-downs, changes in the fair values of trading and hybrid securities and certain derivatives, changes in valuation reserves and prepayment penalties on fixed maturities, based on specifically identified assets. Realized investment gains and losses on the disposition of certain directly owned real estate investments are eliminated from ongoing operations and reported in discontinued operations when the operations and cash flows of the underlying assets are clearly distinguishable and the Company has no significant continuing involvement in their operations.

Unrealized gains and losses on fixed maturities and equity securities carried at fair value (excluding trading and hybrid securities) and certain derivatives are included in accumulated other comprehensive income (loss), net of:

  amounts required to adjust future policy benefits for the run-off settlement annuity business; and
  deferred income taxes.

Cash And Cash Equivalents Policy Text Block

  Cash and Cash Equivalents

  Cash equivalents consist of short-term investments with maturities of three months or less from the time of purchase that are classified as held to maturity and carried at amortized cost. The Company reclassifies cash overdraft positions to accounts payable, accrued expenses and other liabilities when the legal right of offset does not exist.

Premiums Receivable Allowance For Doubtful Accounts Write Off Of Uncollectible Premiums Policy [Text Block]

  Premiums, Accounts and Notes Receivable and Reinsurance Recoverables

Premiums, accounts and notes receivable are reported net of an allowance for doubtful accounts of $45 million as of December 31, 2011 and $49 million as of December 31, 2010. Reinsurance recoverables are estimates of amounts that the Company will receive from reinsurers and are recorded net of an allowance for unrecoverable reinsurance of $5 million as of December 31, 2011 and $10 million as of December 31, 2010. The Company estimates these allowances for doubtful accounts for premiums, accounts and notes receivable, as well as for reinsurance recoverables, using management's best estimate of collectibility, taking into consideration the aging of these amounts, historical collection patterns and other economic factors

Capitalization Of Deferred Policy Acquisition Costs Policy [Text Block]

Deferred Policy Acquisition Costs

Acquisition costs relate to the successful acquisition of new or renewal insurance contracts. Costs eligible for deferral include incremental, direct costs of contract acquisition and other costs directly related to successful contract acquisition. Examples of deferrable costs include commissions, sales compensation and benefits, policy issuance and underwriting costs and premium taxes. The Company records acquisition costs differently depending on the product line. Acquisition costs for:

  Universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.
  Supplemental health, life and accident insurance (primarily individual international products) and group health and accident insurance products are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.
  Other products are expensed as incurred.

There are no deferred policy acquisition costs attributable to the sold individual life insurance and annuity and retirement businesses or the run-off reinsurance and settlement annuity operations.

For universal life and other individual products, management estimates the present value of future revenues less expected payments. For group health and accident insurance products, management estimates the sum of unearned premiums and anticipated net investment income less future expected claims and related costs. If management's estimates of these sums are less than the deferred costs, the Company reduces deferred policy acquisition costs and records an expense. The Company recorded amortization for policy acquisition costs of $259 million in 2011, $251 million in 2010 and $242 million in 2009 in other operating expenses. The accounting for acquisition costs changed in 2012. See Recent Accounting Pronouncements for additional information.

Property Plant And Equipment Policy Text Block

  Property and Equipment

  Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified solely to meet the Company's internal needs, with no plan to market externally. Costs directly related to acquiring, developing or modifying internal-use software are capitalized.

  The Company calculates depreciation and amortization principally using the straight-line method generally based on the estimated useful life of each asset as follows: buildings and improvements, 10 to 40 years; purchased software, one to five years; internally developed software, three to seven years; and furniture and equipment (including computer equipment), three to 10 years. Improvements to leased facilities are depreciated over the remaining lease term or the estimated life of the improvement. The Company considers events and circumstances that would indicate the carrying value of property, equipment or capitalized software might not be recoverable. If the Company determines the carrying value of a long-lived asset is not recoverable, an impairment charge is recorded. See Note 8 for additional information.

Goodwill And Intangible Assets Goodwill Policy [Text Block]

  Goodwill

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill primarily relates to the Health Care segment ($2.9 billion) and, to a lesser extent, the International segment ($290 million). The Company evaluates goodwill for impairment at least annually during the third quarter at the reporting unit level, based on discounted cash flow analyses and writes it down through results of operations if impaired. Consistent with prior years, the Company's evaluations of goodwill associated with the Health Care and International segments used the best information available at the time, including reasonable assumptions and projections consistent with those used in its annual planning process. The discounted cash flow analyses used a range of discount rates that correspond with the Company's, or, in the case of International, the reporting unit's weighted average cost of capital, consistent with that used for investment decisions considering the specific and detailed operating plans and strategies within the segment or reporting unit. The resulting discounted cash flow analysis indicated an estimated fair value for the Health Care segment and International's reporting unit exceeding their carrying values, including goodwill and other intangibles. Finally, the Company determined that no events or circumstances occurred subsequent to the annual evaluation of goodwill that would more likely than not reduce the fair value of the Health Care segment or International's reporting unit below their carrying values. See Note 8 for additional information.

Other Assets And Intangible Assets Finite Lived Policy [Text Block]

  Other Assets, including Other Intangibles

Other assets consist of various insurance-related assets and the gain position of certain derivatives, primarily GMIB assets. The Company's other intangible assets include purchased customer and producer relationships, provider networks, and trademarks. The Company amortizes other intangibles on an accelerated or straight-line basis over periods from 1 to 30 years. Management revises amortization periods if it believes there has been a change in the length of time that an intangible asset will continue to have value. Costs incurred to renew or extend the terms of these intangible assets are generally expensed as incurred. See Note 8 for additional information.

Separate Account Assets And Liabilities Policy [Text Block]

Separate Account Assets and Liabilities

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of the Company's other businesses. These separate account assets are carried at fair value with equal amounts for related separate account liabilities. The investment income, gains and losses of these accounts generally accrue to the contractholders and, together with their deposits and withdrawals, are excluded from the Company's Consolidated Statements of Income and Cash Flows. Fees earned for asset management services are reported in premiums and fees.

Contractholder Deposit Funds Policy [Text Block]

Contractholder Deposit Funds

Liabilities for contractholder deposit funds primarily include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges and, for universal life fund balances, mortality charges. In addition, this caption includes premium stabilization reserves that are insurance experience refunds for group contracts that are left with the Company to pay future premiums, deposit administration funds that are used to fund nonpension retiree insurance programs, retained asset accounts and annuities or supplementary contracts without significant life contingencies. Interest credited on these funds is accrued ratably over the contract period.

Liability Reserve Estimate Policy [Text Block]

  Future Policy Benefits

Future policy benefits are liabilities for the present value of estimated future obligations under long-term life and supplemental health insurance policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for annuity contracts, life insurance benefits, guaranteed minimum death benefit (“GMDB”) contracts and certain life, accident and health insurance products in our International operations.

Obligations for annuities represent specified periodic benefits to be paid to an individual or groups of individuals over their remaining lives. Obligations for life insurance policies represent benefits to be paid to policyholders, net of future premiums to be received. Management estimates these obligations based on assumptions as to premiums, interest rates, mortality and surrenders, allowing for adverse deviation. Mortality, morbidity, and surrender assumptions are based on either the Company's own experience or actuarial tables. Interest rate assumptions are based on management's judgment considering the Company's experience and future expectations, and range from 1% to 10%. Obligations for the run-off settlement annuity business include adjustments for investment returns consistent with requirements of GAAP when a premium deficiency exists.

Certain reinsurance contracts contain GMDB under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the contractholder's account values (based on underlying equity and bond mutual fund investments). These obligations are estimated based on assumptions regarding lapse, partial surrenders, mortality, interest rates (mean investment performance and discount rate), market volatility as well as investment returns and premiums, consistent with the requirements of GAAP when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management's judgment considering the Company's experience and future expectations. The results of futures and swap contracts used in the GMDB equity and growth interest rate hedge programs are reflected in the liability calculation as a component of investment returns. See also Note 6 for additional information.

Unpaid Policy Claims And Claims Adjustment Expense Policy [Text Block]

  Unpaid Claims and Claims Expenses

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under insurance coverages (primarily long-term disability, workers' compensation and life and health) for reported claims and for losses incurred but not yet reported.

The Company develops these estimates for losses incurred but not yet reported using actuarial principles and assumptions based on historical and projected claim incidence patterns, claim size, subrogation recoveries and the length of time over which payments are expected to be made. The Company consistently applies these actuarial principles and assumptions each reporting period, with consideration given to the variability of these factors, and recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions.

The Company's estimate of the liability for disability claims reported but not yet paid is primarily calculated as the present value of expected benefit payments to be made over the estimated time period that a policyholder remains disabled. The Company estimates the expected time period that a policyholder may be disabled by analyzing the rate at which an open claim is expected to close (claim resolution rate). Claim resolution rates may vary based upon the length of time a policyholder is disabled, the covered benefit period, cause of disability, benefit design and the policyholder's age, gender and income level. The Company uses historical resolution rates combined with an analysis of current trends and operational factors to develop current estimates of resolution rates. The reserve for the gross monthly disability benefits due to a policyholder is reduced (offset) by the income that the policyholder receives under other benefit programs, such as Social Security Disability Income, workers' compensation, statutory disability or other group disability benefit plans. For awards of such offsets that have not been finalized, the Company estimates the probability and amount of the offset based on the Company's experience over the past three to five years.

The Company discounts certain claim liabilities related to group long-term disability and workers' compensation because benefit payments may be made over extended periods. Discount rate assumptions are based on projected investment returns for the asset portfolios that support these liabilities and range from 3.80% to 6.25%. When estimates change, the Company records the adjustment in benefits and expenses in the period in which the change in estimate is identified. Discounted liabilities associated with the long-term disability and certain workers' compensation businesses were $3.2 billion at December 31, 2011 and $3.1 billion at December 31, 2010.

Health Care Medical Claims Payable Policy [Text Block]

Health Care Medical Claims Payable

Medical claims payable for the Health Care segment include both reported claims and estimates for losses incurred but not yet reported. The Company develops estimates for Health Care medical claims payable using actuarial principles and assumptions consistently applied each reporting period, and recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions.

The liability is primarily calculated using “completion factors” (a measure of the time to process claims), which are developed by comparing the date claims were incurred, generally the date services were provided, to the date claims were paid. The Company uses historical completion factors combined with an analysis of current trends and operational factors to develop current estimates of completion factors. The Company estimates the liability for claims incurred in each month by applying the current estimates of completion factors to the current paid claims data. This approach implicitly assumes that historical completion rates will be a useful indicator for the current period. It is possible that the actual completion rates for the current period will develop differently from historical patterns, which could have a material impact on the Company's medical claims payable and shareholders' net income.

Completion factors are impacted by several key items including changes in: 1) electronic (auto-adjudication) versus manual claim processing, 2) provider claims submission rates, 3) membership and 4) the mix of products. As noted, the Company uses historical completion factors combined with an analysis of current trends and operational factors to develop current estimates of completion factors.

In addition, for the more recent months, the Company also relies on medical cost trend analysis, which reflects expected claim payment patterns and other relevant operational considerations. Medical cost trend is primarily impacted by medical service utilization and unit costs, which are affected by changes in the level and mix of medical benefits offered, including inpatient, outpatient and pharmacy, the impact of copays and deductibles, changes in provider practices and changes in consumer demographics and consumption behavior.

Despite reflecting both historical and emerging trends in setting reserves, it is possible that the actual medical trend for the current period will develop differently from expectations, which could have a material impact on the Company's medical claims payable and shareholders' net income.

For each reporting period, the Company evaluates key assumptions by comparing the assumptions used in establishing the medical claims payable to actual experience. When actual experience differs from the assumptions used in establishing the liability, medical claims payable are increased or decreased through current period shareholders' net income. Additionally, the Company evaluates expected future developments and emerging trends which may impact key assumptions. The estimation process involves considerable judgment, reflecting the variability inherent in forecasting future claim payments. These estimates are highly sensitive to changes in the Company's key assumptions, specifically completion factors, and medical cost trends.

Revenue Recognition Premiums Earned Policy [Text Block]

  Premiums and Fees, Revenues and Related Expenses

Premiums for group life, accident and health insurance and managed care coverages are recognized as revenue on a pro rata basis over the contract period. Benefits and expenses are recognized when incurred. Premiums and fees include revenue from experience-rated contracts that is based on the estimated ultimate claim, and in some cases, administrative cost experience of the contract. For these contracts, premium revenue includes an adjustment for experience-rated refunds which is calculated according to contract terms and using the customer's experience (including estimates of incurred but not reported claims). Beginning in 2011, premium revenue also includes an adjustment to reflect the estimated effect of rebates due to customers under the minimum medical loss ratio provisions of Health Care Reform.

Premiums for individual life, accident and health insurance and annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits and expenses are matched with premiums.

Premiums and fees received for the Company's Medicare Advantage Plans and Medicare Part D products from customers and the Centers for Medicare and Medicaid Services (CMS) are recognized as revenue ratably over the contract period. CMS provides risk adjusted premium payments for the Medicare Advantage Plans and Medicare Part D products, based on the demographics and health severity of enrollees. The Company recognizes periodic changes to risk adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. Additionally, Medicare Part D includes payments from CMS for risk sharing adjustments. The risk sharing adjustments, that are estimated quarterly based on claim experience, compare actual incurred drug benefit costs to estimated costs submitted in original contracts and may result in more or less revenue from CMS. Final revenue adjustments are determined through an annual settlement with CMS that occurs after the contract year.

Revenue for investment-related products is recognized as follows:

  Net investment income on assets supporting investment-related products is recognized as earned.
  Contract fees, which are based upon related administrative expenses, are recognized in premiums and fees as they are earned ratably over the contract period.

Benefits and expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.

Revenue for universal life products is recognized as follows:

  Net investment income on assets supporting universal life products is recognized as earned.
  Fees for mortality and surrender charges are recognized as assessed, which is as earned.
  Administration fees are recognized as services are provided.

Benefits and expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are submitted, and income is credited to policyholders in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided. Mail order pharmacy revenues and cost of goods sold are recognized as each prescription is shipped.

  Unearned Premiums and Fees

Premiums for life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. Fees for mortality and contract administration of universal life products are recognized ratably over the coverage period. The unrecognized portion of these amounts received is recorded as unearned premiums and fees.

Accounts Payable Accrued Expenses Other Liabilities Policy [Text Block]

  Accounts Payable, Accrued Expenses and Other Liabilities

Accounts payable, accrued expenses and other liabilities consist principally of liabilities for pension, other postretirement and postemployment benefits (see Note 9), self-insured exposures, management compensation and various insurance-related items, including experience rated refunds, the minimum medical loss ratio rebate accrual under Health Care Reform, amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Accounts payable, accrued expenses and other liabilities also include certain overdraft positions and the loss position of certain derivatives, primarily for GMIB contracts (see Note 12). Legal costs to defend the Company's litigation and arbitration matters are expensed when incurred in cases that the Company cannot reasonably estimate the ultimate cost to defend. In cases that the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

Foreign Currency Transactions And Translations Policy Text Block

  Translation of Foreign Currencies

The Company generally conducts its international business through foreign operating entities that maintain assets and liabilities in local currencies, which are generally their functional currencies. The Company uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income (loss). The Company uses average monthly exchange rates during the year to translate revenues and expenses into U.S. dollars.

Share Based Compensation Option And Incentive Plans Policy [Text Block]

  Stock Compensation

The Company records compensation expense for stock awards and options over their vesting periods primarily based on the estimated fair value at the grant date. Compensation expense is recorded for stock options over their vesting period based on fair value at the grant date which is calculated using an option-pricing model. Compensation expense is recorded for restricted stock grants and units over their vesting periods based on fair value, which is equal to the market price of the Company's common stock on the date of grant. Compensation expense for strategic performance shares is recorded over the performance period. For strategic performance shares with payment dependent on market condition, fair value is determined at the grant date using a Monte Carlo simulation model and not subsequently adjusted regardless of the final outcome. For strategic performance shares with payment dependent on performance conditions, expense is initially accrued based on the most likely outcome, but evaluated for adjustment each period for updates in the expected outcome. At the end of the performance period, expense is adjusted to the actual outcome (number of shares awarded times the share price at the grant date).

Policyholders Dividend Policy [Text Block]

  Participating Business

  The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's life insurance subsidiaries. Participating insurance accounted for approximately 1% of the Company's total life insurance in force at the end of 2011, 2010 and 2009.

Income Tax Policy Text Block

  Income Taxes

  The Company and its domestic subsidiaries file a consolidated United States federal income tax return. The Company's foreign subsidiaries file tax returns in accordance with foreign law. U.S. taxation of these foreign subsidiaries may differ in timing and amount from taxation under foreign laws. Reportable amounts, including credits for foreign tax paid by these subsidiaries, are reflected in the U.S. tax return of the affiliates' domestic parent.

  The Company recognizes deferred income taxes when the financial statement and tax-based carrying values of assets and liabilities are different and recognizes deferred income tax liabilities on the unremitted earnings of foreign subsidiaries that are not permanently invested overseas. For subsidiaries whose earnings are considered permanently invested overseas, income taxes are accrued at the local foreign tax rate. The Company establishes valuation allowances against deferred tax assets if it is more likely than not that the deferred tax asset will not be realized. The need for a valuation allowance is determined based on the evaluation of various factors, including expectations of future earnings and management's judgment. Note 19 contains detailed information about the Company's income taxes.

The Company recognizes interim period income taxes by estimating an annual effective tax rate and applying it to year-to-date results. The estimated annual effective tax rate is periodically updated throughout the year based on actual results to date and an updated projection of full year income. Although the effective tax rate approach is generally used for interim periods, taxes on significant, unusual and infrequent items are recognized at the statutory tax rate entirely in the period the amounts are realized.

Credit Quality Policy [Text Block]

Credit quality. The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal rating system developed from the Company's experience in real estate investing and mortgage lending. A quality rating, designed to evaluate the relative risk of the transaction, is assigned at each loan's origination and is updated each year as part of the annual portfolio loan review. The Company monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on internal evaluations of each loan's specific characteristics considering a number of key inputs, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. A debt service coverage ratio below 1.0 indicates that there is not enough cash flow to cover the loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

Loans and Leases Receivable, Troubled Debt Restructuring Policy [Policy Text Block]

Troubled debt restructurings. Effective July 1, 2011, the Company adopted the FASB's updated guidance (ASU 2011-02) to clarify for lenders that a troubled debt restructuring occurs when a debt modification is a concession to the borrower and the borrower is experiencing financial difficulties. This guidance was required to be applied retrospectively for restructurings occurring on or after January 1, 2011. The amendment also required new disclosures to be provided beginning in the third quarter of 2011 addressing certain troubled debt restructurings.  Adoption of the new guidance did not have a material effect to the Company's results of operations or financial condition. See Note 11 for additional information related to commercial mortgage loans.

Variable Interest Entities Policies [Abstract]
Variable Interest Entities general policy

When the Company becomes involved with a variable interest entity and when the nature of the Company's involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

  the structure and purpose of the entity;
  the risks and rewards created by and shared through the entity; and
  the entity's participants' ability to direct its activities, receive its benefits and absorb its losses. Participants include the entity's sponsors, equity holders, guarantors, creditors and servicers.

In the normal course of its investing activities, the Company makes passive investments in securities that are issued by variable interest entities for which the Company is not the sponsor or manager. These investments are predominantly asset-backed securities primarily collateralized by foreign bank obligations or mortgage-backed securities. The asset-backed securities largely represent fixed-rate debt securities issued by trusts that hold perpetual floating-rate subordinated notes issued by foreign banks. The mortgage-backed securities represent senior interests in pools of commercial or residential mortgages created and held by special-purpose entities to provide investors with diversified exposure to these assets. The Company owns senior securities issued by several entities and receives fixed-rate cash flows from the underlying assets in the pools. The Company is not the primary beneficiary and does not consolidate any of these entities because either:

  it had no power to direct the activities that most significantly impact the entities' economic performance; or
  it had neither the right to receive benefits nor the obligation to absorb losses that could be significant to these variable interest entities.

The Company has not provided, and does not intend to provide, financial support to these entities. The Company performs ongoing qualitative analyses of its involvement with these variable interest entities to determine if consolidation is required. The Company's maximum potential exposure to loss related to these entities is limited to the carrying amount of its investment reported in fixed maturities and equity securities, and its aggregate ownership interest is insignificant relative to the total principal amount issued by these entities.

Variable Interest Entities

When the Company becomes involved with a variable interest entity and when the nature of the Company's involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

  the structure and purpose of the entity;
  the risks and rewards created by and shared through the entity; and
  the entity's participants' ability to direct its activities, receive its benefits and absorb its losses. Participants include the entity's sponsors, equity holders, guarantors, creditors and servicers.

In the normal course of its investing activities, the Company makes passive investments in securities that are issued by variable interest entities for which the Company is not the sponsor or manager. These investments are predominantly asset-backed securities primarily collateralized by foreign bank obligations or mortgage-backed securities. The asset-backed securities largely represent fixed-rate debt securities issued by trusts that hold perpetual floating-rate subordinated notes issued by foreign banks. The mortgage-backed securities represent senior interests in pools of commercial or residential mortgages created and held by special-purpose entities to provide investors with diversified exposure to these assets. The Company owns senior securities issued by several entities and receives fixed-rate cash flows from the underlying assets in the pools. The Company is not the primary beneficiary and does not consolidate any of these entities because either:

  it had no power to direct the activities that most significantly impact the entities' economic performance; or
  it had neither the right to receive benefits nor the obligation to absorb losses that could be significant to these variable interest entities.

The Company has not provided, and does not intend to provide, financial support to these entities. The Company performs ongoing qualitative analyses of its involvement with these variable interest entities to determine if consolidation is required. The Company's maximum potential exposure to loss related to these entities is limited to the carrying amount of its investment reported in fixed maturities and equity securities, and its aggregate ownership interest is insignificant relative to the total principal amount issued by these entities.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Recent Accounting Pronouncements
Impact of ASU 2010-26 Adoption on Consolidated Financial Statements and International Segment
Condensed Consolidated Statement of Income
Year Ended December 31
				Effect of amended
	As previously			accounting			As retrospectively
(In millions)	reported			guidance			adjusted
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Revenues, excluding other revenues	$21,744	$20,993	$18,294	$-	$-	$-	$21,744	$20,993	$18,294
Other revenues	254	260	120	(10)	(6)	(4)	244	254	116
Total Revenues	21,998	21,253	18,414	(10)	(6)	(4)	21,988	21,247	18,410
Benefits and expenses, excluding other operating expenses	13,927	13,457	11,066	-	-	-	13,927	13,457	11,066
Other operating expenses	6,103	5,926	5,450	82	62	41	6,185	5,988	5,491
Total benefits and expenses	20,030	19,383	16,516	82	62	41	20,112	19,445	16,557
Income before Income Taxes	1,968	1,870	1,898	(92)	(68)	(45)	1,876	1,802	1,853
Current income taxes	398	331	275	-	-	-	398	331	275
Deferred income taxes	242	190	319	(25)	(2)	(35)	217	188	284
Total taxes	640	521	594	(25)	(2)	(35)	615	519	559
Discontinued Operations	-	-	1	-	-	-	-	-	1
Net income	1,328	1,349	1,305	(67)	(66)	(10)	1,261	1,283	1,295
Less: Net income attributable to Noncontrolling Interest	1	4	3	-	-	-	1	4	3
Shareholders' Net Income	$1,327	$1,345	$1,302	$(67)	$(66)	$(10)	$1,260	$1,279	$1,292

Earnings per share:
Basic	$4.90	$4.93	$4.75	$(0.25)	$(0.24)	$(0.04)	$4.65	$4.69	$4.71
Diluted	$4.84	$4.89	$4.73	$(0.25)	$(0.24)	$(0.04)	$4.59	$4.65	$4.69

Condensed Consolidated Balance Sheet
As of December 31
				Effect of amended
	As previously			accounting				As retrospectively
(In millions)	reported			guidance				adjusted
	2011	2010		2011	2010			2011	2010
Deferred policy acquisition costs	$1,312	$1,122		$(495)	$(421)			$817	$701
Deferred income taxes, net	632	782		171	148			803	930
Other assets, including other intangibles	1,776	1,238		(26)	(16)			1,750	1,222
All other assets	47,327	42,540		-	-			47,327	42,540
Total assets	$51,047	$45,682		$(350)	$(289)			$50,697	$45,393

Net translation of foreign currencies	$(3)	$25		$6	$-			$3	$25
Retained earnings	11,143	9,879		(356)	(289)			10,787	9,590
Other shareholders' equity	(2,796)	(3,259)		-	-			(2,796)	(3,259)
Total shareholders' equity	$8,344	$6,645		$(350)	$(289)			$7,994	$6,356

Condensed Consolidated Statement of Cash Flows
Year Ended December 31
				Effect of amended
	As previously			accounting			As retrospectively
(In millions)	reported			guidance			adjusted
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Net income	$1,328	$1,349	$1,305	$(67)	$(66)	$(10)	$1,261	$1,283	$1,295
Deferred income taxes	242	190	319	(25)	(2)	(35)	217	188	284
Deferred policy acquisition expenses	(211)	(156)	(109)	82	62	41	(129)	(94)	(68)
Other assets	(317)	(3)	452	10	6	4	(307)	3	456

Note 22
Segment information: International
Year Ended December 31
				Effect of amended
	As previously			accounting			As retrospectively
(In millions)	reported			guidance			adjusted
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Premiums and fees and other revenues	$3,017	$2,299	$1,904	$(10)	$(6)	$(4)	$3,007	$2,293	$1,900
Segment earnings	286	243	183	(67)	(66)	(10)	219	177	173

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions And Dispositions Tables [Abstract]
Vanbreda Provisional Condensed Balance Sheet Table [Text Block]
(In millions)
Investments	$39
Cash and cash equivalents	73
Premiums, accounts and notes receivable	22
Property and equipment	1
Deferred income taxes	(71)
Goodwill	229
Other assets, including other intangibles	220
Total assets acquired	513

Accounts payable, accrued expenses and other liabilities	101
Total liabilities acquired	101

Net assets acquired	$412

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Tables] [Abstract]
Earnings Per Share Table
			Effect of
(Dollars in millions, except per share amounts)		Basic	Dilution	Diluted
2011
Shareholders' income from continuing operations		$1,260	$-	$1,260
Shares	(in thousands):
Weighted average		270,691	-	270,691
Common stock equivalents			3,558	3,558
Total shares		270,691	3,558	274,249
EPS		$4.65	$(0.06)	$4.59
2010
Shareholders' income from continuing operations		$1,279	$-	$1,279
Shares	(in thousands):
Weighted average		272,866	-	272,866
Common stock equivalents			2,421	2,421
Total shares		272,866	2,421	275,287
EPS		$4.69	$(0.04)	$4.65
2009
Shareholders' income from continuing operations		$1,291	$-	$1,291
Shares	(in thousands):
Weighted average		274,058	-	274,058
Common stock equivalents			1,299	1,299
Total shares		274,058	1,299	275,357
EPS		$4.71	$(0.02)	$4.69

Antidilutive Options Table
(In millions)	2011	2010	2009
Antidilutive options	3.7	6.3	8.8

Health Care Medical Claims Payable (Tables)	12 Months Ended
Dec. 31, 2011
Health Care Medical Claims Payable Tables [Abstract]
Schedule of medical claims payable balance
(In millions)	2011	2010
Incurred but not yet reported	$952	$1,067
Reported claims in process	129	164
Other medical expense payable	14	15
Medical claims payable	$1,095	$1,246

Schedule of medical claims payable activity
(In millions)	2011	2010	2009
Balance at January 1,	$1,246	$921	$924
Less: Reinsurance and other amounts recoverable	236	206	211
Balance at January 1, net	1,010	715	713

Incurred claims related to:
Current year	8,308	8,663	6,970
Prior years	(126)	(93)	(43)
Total incurred	8,182	8,570	6,927
Paid claims related to:
Current year	7,450	7,682	6,278
Prior years	841	593	647
Total paid	8,291	8,275	6,925
Balance at December 31, net	901	1,010	715
Add: Reinsurance and other amounts recoverable	194	236	206
Balance at December 31,	$1,095	$1,246	$921

Guaranteed Minimum Death Benefit Contracts (Tables)	12 Months Ended
Dec. 31, 2011
Guaranteed Minimum Death Benefits Disclosure [Tables] [Abstract]
GMDB reserve activity table
(In millions)	2011	2010	2009
Balance at January 1,	$1,138	$1,285	$1,609
Add: Unpaid claims	37	36	34
Less: Reinsurance and other amounts recoverable	51	53	83
Balance at January 1, net	1,124	1,268	1,560
Add: Incurred benefits	138	(20)	(122)
Less: Paid benefits	105	124	170
Ending balance, net	1,157	1,124	1,268
Less: Unpaid claims	40	37	36
Add: Reinsurance and other amounts recoverable	53	51	53
Balance at December 31,	$1,170	$1,138	$1,285

Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Text Block]
(Dollars in millions)	2011	2010
Highest anniversary annuity value
Account value	$10,801	$13,336
Net amount at risk	$4,487	$4,372
Average attained age of contractholders (weighted by exposure)	71	70
Anniversary value reset
Account value	$1,184	$1,396
Net amount at risk	$56	$52
Average attained age of contractholders (weighted by exposure)	63	63
Other
Account value	$1,768	$1,864
Net amount at risk	$834	$755
Average attained age of contractholders (weighted by exposure)	70	69
Total
Account value	$13,753	$16,596
Net amount at risk	$5,377	$5,179
Average attained age of contractholders (weighted by exposure)	71	70
Number of contractholders (approx.)	480,000	530,000

Reinsurance (Tables)	12 Months Ended
Dec. 31, 2011
Reinsurance [Tables] [Abstract]
Effects of Reinsurance
(In millions)	2011	2010	2009
Premiums and Fees
Short-duration contracts:
Direct	$17,423	$16,611	$13,886
Assumed	158	496	1,076
Ceded	(185)	(187)	(192)
	17,396	16,920	14,770
Long-duration contracts:
Direct	1,919	1,687	1,499
Assumed	36	36	33
Ceded:
Individual life insurance and annuity business sold	(203)	(195)	(209)
Other	(59)	(55)	(52)
	1,693	1,473	1,271
Total	$19,089	$18,393	$16,041
Reinsurance recoveries
Individual life insurance and annuity business sold	$310	$321	$322
Other	213	156	178
Total	$523	$477	$500

Goodwill, Other Intangibles, and Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill Other Intangibles Property And Equipment Tables [Abstract]
Other Intangible Assets Table [Text Block]

				Weighted Average
		Accumulated	Net Carrying	Amortization
(Dollars in millions)	Cost	Amortization	Value	Period (Years)

2011
Customer relationships	$583	$313	$270	13
Other	127	27	100	12
Total reported in other assets, including other intangibles	710	340	370
Internal-use software reported in property and equipment	1,600	1,054	546	5
Total other intangible assets	$2,310	$1,394	$916

2010
Customer relationships	$587	$277	$310	12
Other	70	22	48	14
Total reported in other assets, including other intangibles	657	299	358
Internal-use software reported in property and equipment	1,379	875	504	5
Total other intangible assets	$2,036	$1,174	$862

Property And Equipment Table [Text Block]

		Accumulated	Net Carrying
(Dollars in millions)	Cost	Amortization	Value

2011
Internal-use software	$1,600	$1,054	$546
Other property and equipment	1,285	807	478
Total property and equipment	$2,885	$1,861	$1,024

2010
Internal-use software	$1,379	$875	$504
Other property and equipment	1,190	782	408
Total property and equipment	$2,569	$1,657	$912

Depreciation And Amortization Table [Text Block]

(Dollars in millions)	2011	2010	2009
Internal-use software	$187	$161	$147
Other property and equipment	117	99	91
Depreciation and amortization of property and equipment	304	260	238
Other intangibles	41	32	30
Total depreciation and amortization	$345	$292	$268

Penson and Other Postretirement Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2011
Pension And Other Postretirement Benefit Expense [Tables] [Abstract]
Projected benefit obligations and assets related to pension and other postretirement benefits
	Pension		Other Postretirement
	Benefits		Benefits
(In millions)	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation, January 1	$4,691	$4,363	$444	$419
Service cost	2	2	2	1
Interest cost	228	240	20	22
Loss from past experience	453	379	16	36
Benefits paid from plan assets	(273)	(258)	(2)	(2)
Benefits paid - other	(34)	(35)	(28)	(32)
Benefit obligation, December 31	5,067	4,691	452	444
Change in plan assets
Fair value of plan assets, January 1	3,163	2,850	23	24
Actual return on plan assets	156	357	1	1
Benefits paid	(273)	(258)	(2)	(2)
Contributions	252	214	-	-
Fair value of plan assets, December 31	3,298	3,163	22	23
Funded Status	$(1,769)	$(1,528)	$(430)	$(421)

Postretirement benefits liability adjustment included in AOCI
	Pension		Other
	Benefits		Postretirement Benefits
(In millions)	2011	2010	2011	2010
Unrecognized net gain (loss)	$(2,331)	$(1,805)	$(30)	$(14)
Unrecognized prior service cost	(5)	(5)	35	51
Postretirement benefits liability adjustment	$(2,336)	$(1,810)	$5	$37

Components of net pension costs
(In millions)	2011	2010	2009
Service cost	$2	$2	$43
Interest cost	228	240	250
Expected long-term return on plan assets	(267)	(253)	(239)
Amortization of:
Net loss from past experience	38	28	34
Prior service cost	-	-	(4)
Curtailment	-	-	(46)
Net pension cost	$1	$17	$38

Components of net other postretirement benefit cost
(In millions)	2011	2010	2009
Service cost	$2	$1	$1
Interest cost	20	22	24
Expected long-term return on plan assets	(1)	(1)	(1)
Amortization of:
Net gain from past experience	-	-	(5)
Prior service cost	(16)	(18)	(18)
Net other postretirement benefit cost	$5	$4	$1

Results of a 1% increase or decrease in healthcare benefits estimate range
(In millions)	Increase	Decrease
Effect on total service and interest cost	$1	$(1)
Effect on postretirement benefit obligation	$13	$(11)

Fair value of plan assets
December 31, 2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$5	$-	$5
Corporate	-	332	7	339
Mortgage and other asset-backed	-	8	2	10
Fund investments and pooled separate accounts (1)	-	546	3	549
Total fixed maturities	-	891	12	903
Equity securities:
Domestic	1,153	1	14	1,168
International, including funds and pooled separate accounts (1)	141	137	-	278
Total equity securities	1,294	138	14	1,446
Real estate and mortgage loans, including pooled separate accounts (1)	-	-	303	303
Securities partnerships	-	-	314	314
Hedge funds	-	-	148	148
Guaranteed deposit account contract	-	-	39	39
Cash equivalents	-	145	-	145
Total plan assets at fair value	$1,294	$1,174	$830	$3,298

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$8	$-	$8
Corporate	-	158	24	182
Mortgage and other asset-backed	-	4	-	4
Fund investments and pooled separate accounts (1)	-	372	2	374
Total fixed maturities	-	542	26	568
Equity securities:
Domestic	1,445	-	20	1,465
International, including funds and pooled separate accounts (1)	208	218	-	426
Total equity securities	1,653	218	20	1,891
Real estate and mortgage loans, including pooled separate accounts (1)	-	-	240	240
Securities partnerships	-	-	347	347
Guaranteed deposit account contract	-	-	24	24
Cash equivalents	-	93	-	93
Total plan assets at fair value	$1,653	$853	$657	$3,163

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

Changes in Level 3 plan assets
(In millions)	Fixed Maturities & Equity Securities	Real Estate & Mortgage Loans	Securities Partnerships	Hedge Funds	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2011	$46	$240	$347	$-	$24	$657
Actual return on plan assets:
Assets still held at the reporting date	1	44	66	(2)	3	112
Assets sold during the period	18	-	-	-	-	18
Total actual return on plan assets	19	44	66	(2)	3	130
Purchases, sales, settlements, net	(33)	21	(99)	150	12	51
Transfers into/out of Level 3	(6)	(2)	-	-	-	(8)
Balance at December 31, 2011	$26	$303	$314	$148	$39	$830

(In millions)	Fixed Maturities & Equity Securities	Real Estate & Mortgage Loans	Securities Partnerships	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2010	$167	$160	$257	$29	$613
Actual return on plan assets:
Assets still held at the reporting date	(15)	16	53	2	56
Assets sold during the period	14	-	-	-	14
Total actual return on plan assets	(1)	16	53	2	70
Purchases, sales, settlements, net	(119)	64	37	(7)	(25)
Transfers into/out of Level 3	(1)	-	-	-	(1)
Balance at December 31, 2010	$46	$240	$347	$24	$657

Assumptions for pension and other postretirement benefits
	2011	2010
Discount rate:
Pension benefit obligation	4.00%	5.00%
Other postretirement benefit obligation	3.75%	4.75%
Pension benefit cost	5.00%	5.50%
Other postretirement benefit cost	4.75%	5.25%
Expected long-term return on plan assets:
Pension benefit cost	8.00%	8.00%
Other postretirement benefit cost	5.00%	5.00%
Expected rate of compensation increase:
Other postretirement benefit obligation	3.00%	3.00%
Other postretirement benefit cost	3.00%	3.00%

Benefit Payments Expected Over Next Ten Years Table [Text Block]

		Other Postretirement
		Benefits
	Pension		Net of Medicare
(In millions)	Benefits	Gross	Part D Subsidy
2012	$516	$43	$39
2013	$338	$41	$39
2014	$340	$40	$38
2015	$327	$39	$38
2016	$323	$38	$37
2017-2021	$1,577	$169	$162

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Tables] [Abstract]
Financial assets and liabilities carried at fair value
December 31, 2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$217	$738	$3	$958
State and local government	-	2,456	-	2,456
Foreign government	-	1,251	23	1,274
Corporate	-	10,132	381	10,513
Federal agency mortgage-backed	-	9	-	9
Other mortgage-backed	-	79	1	80
Other asset-backed	-	363	564	927
Total fixed maturities (1)	217	15,028	972	16,217
Equity securities	3	67	30	100
Subtotal	220	15,095	1,002	16,317
Short-term investments	-	225	-	225
GMIB assets (2)	-	-	712	712
Other derivative assets (3)	-	45	-	45
Total financial assets at fair value, excluding separate accounts	$220	$15,365	$1,714	$17,299
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$1,333	$1,333
Other derivative liabilities (3)	-	30	-	30
Total financial liabilities at fair value	$-	$30	$1,333	$1,363

(1) Fixed maturities include $826 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $115 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts.

(3) Other derivative assets include $10 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $35 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 12 for additional information.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$133	$550	$4	$687
State and local government	-	2,467	-	2,467
Foreign government	-	1,137	17	1,154
Corporate	-	9,080	364	9,444
Federal agency mortgage-backed	-	10	-	10
Other mortgage-backed	-	85	3	88
Other asset-backed	-	348	511	859
Total fixed maturities (1)	133	13,677	899	14,709
Equity securities	6	87	34	127
Subtotal	139	13,764	933	14,836
Short-term investments	-	174	-	174
GMIB assets (2)	-	-	480	480
Other derivative assets (3)	-	19	-	19
Total financial assets at fair value, excluding separate accounts	$139	$13,957	$1,413	$15,509
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$903	$903
Other derivative liabilities (3)	-	32	-	32
Total financial liabilities at fair value	$-	$32	$903	$935

(1) Fixed maturities include $443 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $74 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts.

(3) Other derivative assets include $16 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $3 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 12 for additional information.

Level 3 financial assets and financial liabilities
	December 31,	December 31,
(In millions)	2011	2010
Other asset and mortgage-backed securities - valued using pricing models	$565	$514
Corporate and government bonds - valued using pricing models	355	312
Corporate bonds - valued at transaction price	52	73
Equity securities - valued at transaction price	30	34
Total	$1,002	$933

Changes in level 3 financial assets and liabilities carried at fair value
	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at January 1, 2011	$933	$480	$(903)	$(423)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	270	(504)	(234)
Other	10	-	-	-
Total gains (losses) included in shareholders' net income	10	270	(504)	(234)
Gains included in other comprehensive income	7	-	-	-
Gains required to adjust future policy benefits for settlement annuities (1)	41	-	-	-
Purchases, issuances, settlements:
Purchases	129	-	-	-
Sales	(20)	-	-	-
Settlements	(61)	(38)	74	36
Total purchases, sales and settlements	48	(38)	74	36
Transfers into/(out of) Level 3:
Transfers into Level 3	81	-	-	-
Transfers out of Level 3	(118)	-	-	-
Total transfers into/(out of) Level 3	(37)	-	-	-
Balance at December 31, 2011	$1,002	$712	$(1,333)	$(621)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$6	$270	$(504)	$(234)

(1) Amounts do not accrue to shareholders.

	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at January 1, 2010	$845	$482	$(903)	$(421)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	57	(112)	(55)
Other	27	-	-	-
Total gains (losses) included in shareholders' net income	27	57	(112)	(55)
Gains included in other comprehensive income	10	-	-	-
Gains required to adjust future policy benefits for settlement annuities (1)	34	-	-	-
Purchases, issuances, settlements:
Purchases	39	-	-	-
Sales	(1)	-	-	-
Settlements	(112)	(59)	112	53
Total purchases, sales, and settlements	(74)	(59)	112	53
Transfers into/(out of) Level 3:
Transfers into Level 3	155	-	-	-
Transfers out of Level 3	(64)	-	-	-
Total transfers into/(out of) Level 3	91	-	-	-
Balance at December 31, 2010	$933	$480	$(903)	$(423)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$18	$57	$(112)	$(55)

(1) Amounts do not accrue to shareholders.

Separate account assets schedule
2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 23)	$249	$1,439	$-	$1,688
Non-guaranteed separate accounts (1)	1,804	3,851	750	6,405
Total separate account assets	$2,053	$5,290	$750	$8,093

(1) Non-guaranteed separate accounts include $3.0 billion in assets supporting the Company's pension plan, including $702 million classified in Level 3.

2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 23)	$286	$1,418	$-	$1,704
Non-guaranteed separate accounts (1)	1,947	3,663	594	6,204
Total separate account assets	$2,233	$5,081	$594	$7,908

(1) Non-guaranteed separate accounts include $2.8 billion in assets supporting the Company's pension plan, including $557 million classified in Level 3.

Level 3 separate account assets
(In millions)
Balance at January 1, 2011	$594
Policyholder gains (1)	114
Purchases, issuances, settlements:
Purchases	257
Sales	(51)
Settlements	(152)
Total purchases, sales and settlements	54
Transfers into/(out of) Level 3:
Transfers into Level 3	4
Transfers out of Level 3	(16)
Total transfers into/(out of) Level 3:	(12)
Balance at December 31, 2011	$750

(1) Included in this amount are gains of $96 million attributable to instruments still held at the reporting date.

(In millions)
Balance at January 1, 2010	$550
Policyholder gains (1)	71
Purchases, issuances, settlements:
Purchases	211
Sales	(145)
Settlements	(76)
Total purchases, sales and settlements	(10)
Transfers into/(out of) Level 3:
Transfers into Level 3	9
Transfers out of Level 3	(26)
Total transfers into/(out of) Level 3:	(17)
Balance at December 31, 2010	$594

(1) Included in this amount are gains of $53 million attributable to instruments still held at the reporting date.

Financial instruments not carried at fair value
(In millions)	December 31, 2011		December 31, 2010
	Fair Value	Carrying Value	Fair Value	Carrying Value
Commercial mortgage loans	$3,380	$3,301	$3,470	$3,486
Contractholder deposit funds, excluding universal life products	$1,056	$1,035	$1,001	$989
Long-term debt, including current maturities, excluding capital leases	$5,281	$4,946	$2,926	$2,709

Investments (Tables)	12 Months Ended
Dec. 31, 2011
Investments [Tables] [Abstract]
Fixed maturities and equity securities table
(In millions)	2011	2010
Included in fixed maturities:
Trading securities (amortized cost: $2; $3)	$2	$3
Hybrid securities (amortized cost: $26; $45)	28	52
Total	$30	$55
Included in equity securities:
Hybrid securities (amortized cost: $90; $108)	$65	$86

Amortized cost and fair value for fixed maturities table
	Amortized	Fair
(In millions)	Cost	Value
Due in one year or less	$955	$967
Due after one year through five years	4,719	5,060
Due after five years through ten years	4,997	5,581
Due after ten years	2,699	3,565
Mortgage and other asset-backed securities	859	1,014
Total	$14,229	$16,187

Gross unrealized appreciation (depreciation) fixed maturities table
(In millions)		December 31, 2011
		Unrealized	Unrealized
	Amortized	Appre-	Depre-	Fair
	Cost	ciation	ciation	Value
Federal government and agency	$552	$406	$-	$958
State and local government	2,185	274	(3)	2,456
Foreign government	1,173	103	(2)	1,274
Corporate	9,460	1,070	(45)	10,485
Federal agency mortgage-backed	9	-	-	9
Other mortgage-backed	73	10	(4)	79
Other asset-backed	777	160	(11)	926
Total	$14,229	$2,023	$(65)	$16,187
(In millions)	December 31, 2010
Federal government and agency	$459	$229	$(1)	$687
State and local government	2,305	172	(10)	2,467
Foreign government	1,095	63	(4)	1,154
Corporate	8,697	744	(49)	9,392
Federal agency mortgage-backed	9	1	-	10
Other mortgage-backed	80	10	(3)	87
Other asset-backed	752	117	(12)	857
Total	$13,397	$1,336	$(79)	$14,654

Declines in fair value table
(Dollars in millions)	December 31, 2011
	Fair	Amortized	Unrealized	Number
	Value	Cost	Depreciation	of Issues
Fixed maturities:
One year or less:
Investment grade	$572	$591	$(19)	167
Below investment grade	$75	$80	$(5)	52
More than one year:
Investment grade	$268	$300	$(32)	62
Below investment grade	$28	$37	$(9)	13

Distribution of commercial mortgage loans and real estate investments table
(In millions)	2011	2010
Property type
Office buildings	$1,014	$1,043
Apartment buildings	705	835
Industrial	670	619
Hotels	542	533
Retail facilities	297	418
Other	73	38
Total	$3,301	$3,486
Geographic region
Pacific	$893	$931
South Atlantic	870	752
New England	450	585
Central	511	519
Middle Atlantic	391	385
Mountain	186	314
Total	$3,301	$3,486

Financing Receivable Credit Quality Indicators Table [Text Block]
(In millions)		December 31, 2011
	Debt Service Coverage Ratio
	1.30x or	1.20x to	1.10x to	1.00x to	Less than
Loan-to-Value Ratios	Greater	1.29x	1.19x	1.09x	1.00x	Total
Below 50%	$225	$55	$3	$50	$9	$342
50% to 59%	444	47	26	-	53	570
60% to 69%	646	140	42	-	77	905
70% to 79%	117	132	120	159	33	561
80% to 89%	99	81	79	72	71	402
90% to 99%	36	35	30	58	116	275
100% or above	-	10	50	51	135	246
Total	$1,567	$500	$350	$390	$494	$3,301
(In millions)	December 31, 2010
	Debt Service Coverage Ratio
	1.30x or	1.20x to	1.10x to	1.00x to	Less than
Loan-to-Value Ratios	Greater	1.29x	1.19x	1.09x	1.00x	Total
Below 50%	$324	$-	$-	$-	$29	$353
50% to 59%	409	54	56	-	-	519
60% to 69%	533	73	5	28	25	664
70% to 79%	138	79	57	55	11	340
80% to 89%	267	186	165	151	69	838
90% to 99%	15	54	181	185	135	570
100% or above	-	-	47	43	112	202
Total	$1,686	$446	$511	$462	$381	$3,486

Impaired commercial mortgage loans and related valuation reserves table
(In millions)	2011			2010
	Gross	Reserves	Net	Gross	Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$154	$(19)	$135	$47	$(12)	$35
Impaired commercial mortgage loans with no valuation reserves	60	-	60	60	-	60
Total	$214	$(19)	$195	$107	$(12)	$95

Schedule of Changes in Valuation Reserves For Commercial Mortgage Loans Table
(In millions)	2011	2010
Reserve balance, January 1,	$12	$17
Increase in valuation reserves	16	24
Charge-offs upon sales and repayments, net of recoveries	(1)	(12)
Transfers to foreclosed real estate	(8)	(17)

Reserve balance, December 31,	$19	$12

Other long-term investments
(In millions)	2011	2010
Real estate entities	$665	$394
Securities partnerships	298	288
Interest rate and foreign currency swaps	12	19
Mezzanine loans	31	13
Other	52	45
Total	$1,058	$759

Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments [Tables] [Abstract]
Designated as accounting hedges; interest rate, FX and combinations
Fair Value Effect on the Financial Statements (In millions)
	Other Long-Term Investments		Accounts Payable, Accrued Expenses and Other Liabilities		Gain (Loss) Recognized in Other Comprehensive Income (1)
	As of December 31,		As of December 31,		For the years ended December 31,
Instrument	2011	2010	2011	2010	2011	2010
Interest rate swaps	$7	$10	$-	$-	$(3)	$2
Foreign currency swaps	3	6	19	20	(1)	10
Combination interest rate and foreign currency swaps	-	-	11	12	1	(7)
Total	$10	$16	$30	$32	$(3)	$5

(1) Other comprehensive income for foreign currency swaps excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.

Designated as accounting hedges; interest rate, FX and combinations, notional

	Notional Amount (In millions)
	As of December 31,
Instrument	2011	2010
Interest rate swaps	$134	$153
Foreign currency swaps	134	159
Combination interest rate and foreign currency swaps	64	64
Total	$332	$376

Not designated as accounting hedges; futures
Fair Value Effect on the Financial Statements (In millions)
	Other Revenues
	For the years ended December 31,
	2011	2010
Equity and currency futures for GMDB exposures	$(45)	$(157)
Equity and currency futures for GMIB exposures	4
Total equity and currency futures	$(41)	$(157)

Not designated as accounting hedges; interest rate swaps and futures
	Other assets, including other intangibles	Other Revenues
	As of December 31,	For the year ended December 31,
	2011	2011
Interest rate swaps	$33	$39
Interest rate futures (1)	-	(2)
Total interest rate swaps and futures	$33	$37

	Interest rate derivatives for GMDB exposures	$31
	Interest rate derivatives for GMIB exposures	6
	Total interest rate swaps and futures	$37

(1) Balance sheet presentation of amounts receivable or payable relating to futures daily variation margin are not fair values and are excluded from this table.

Not designated as accounting hedges; GMIB written and purchased options
Fair Value Effect on the Financial Statements (In millions)
	Other Assets, including other intangibles		Accounts Payable, Accrued Expenses and Other Liabilities		GMIB Fair Value (Gain) Loss
	As of December 31,		As of December 31,		For the years ended December 31,
Instrument	2011	2010	2011	2010	2011	2010
Written options (GMIB liability)			$1,333	$903	$504	$112
Purchased options (GMIB asset)	$712	$480			(270)	(57)
Total	$712	$480	$1,333	$903	$234	$55

Investment Income (Tables)	12 Months Ended
Dec. 31, 2011
Investment Income And Gains And Losses Tables [Abstract]
Net investment income
(In millions)	2011	2010	2009
Fixed maturities	$817	$788	$748
Equity securities	6	6	7
Commercial mortgage loans	218	221	223
Policy loans	86	90	92
Real estate	(2)	(2)	(1)
Other long-term investments	48	29	(30)
Short-term investments and cash	10	11	10
	1,183	1,143	1,049
Less investment expenses	37	38	35
Net investment income	$1,146	$1,105	$1,014

Realized gains and losses on investments table
(In millions)	2011	2010	2009
Fixed maturities	$50	$87	$2
Equity securities	(1)	5	12
Commercial mortgage loans	(16)	(23)	(20)
Real estate	(6)	3	-
Other investments, including derivatives	35	3	(37)
Realized investment gains (losses), before income taxes	62	75	(43)
Less income taxes (benefits)	21	25	(17)
Net realized investment gains (losses)	$41	$50	$(26)

Impairment on investments table

(in millions)	2011	2010	2009
Credit related (1)	$28	$38	$93
Other	25	1	13
Total (2)	$53	$39	$106

(1) Credit-related losses include other-than-temporary declines in fair value of fixed maturities and equity securities, and changes in valuation reserves and asset write-downs related to commercial mortgage loans and investments in real estate entities. The amount related to credit losses on fixed maturities for which a portion of the impairment was recognized in other comprehensive income were immaterial.
(2) Other-than-temporary impairments on fixed maturities of $26 million in 2011 and $47 million in 2009 are included in both the credit-related and other categories above. Other-than-temporary impairments on fixed maturities in 2010 were immaterial.

Realized investment results not reflected in the Company's revenues
(In millions)	2011	2010	2009
Separate accounts	$210	$191	$(25)
Investment gains required to adjust future policy benefits for the run-off settlement annuity business	$8	$18	$51

Sales of AFS fixed maturities table
(In millions)	2011	2010	2009
Proceeds from sales	$876	$826	$949
Gross gains on sales	$53	$46	$51
Gross losses on sales	$(7)	$(3)	$(9)

Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt [Table] [Abstract]
Short-term and Long-term Debt
(In millions)	2011	2010
Short-term:
Commercial paper	$100	$100
Current maturities of long-term debt	4	452
Total short-term debt	$104	$552
Long-term:
Uncollateralized debt:
2.75% Notes due 2016	$600	$-
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	131
8.5% Notes due 2019	251	251
4.375% Notes due 2020	249	249
5.125% Notes due 2020	299	299
6.37% Notes due 2021	78	78
4.5% Notes due 2021	298	-
4% Notes due 2022	743	-
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875% Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
5.875% Notes due 2041	298	-
5.375% Notes due 2042	750	-
Other	43	30
Total long-term debt	$4,990	$2,288

Common and Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2011
Class Of Stock Disclosures Abstract
Schedule of issued shares
(Shares in thousands)	2011	2010
Common: Par value $0.25
600,000 shares authorized
Outstanding - January 1	271,880	274,257
Issuance of Common Stock	15,200	-
Issued for stock option and other benefit plans	3,735	3,805
Repurchase of common stock	(5,282)	(6,182)
Outstanding - December 31	285,533	271,880
Treasury stock	80,612	79,066
Issued - December 31	366,145	350,946

Accumulated Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss Table [Abstract]
Changes in accumulated other comprehensive income (loss)
		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2011
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$366	$(127)	$239
Reclassification adjustment for losses (gains) included in shareholders' net income	(49)	18	(31)
Net unrealized appreciation, securities	$317	$(109)	$208
Net unrealized appreciation, derivatives	$1	$-	$1
Net translation of foreign currencies	$(21)	$(1)	$(22)
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past experience
and prior service costs	$22	$(7)	$15
Net change arising from assumption and plan changes and experience	(580)	205	(375)
Net postretirement benefits liability adjustment	$(558)	$198	$(360)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2010
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$319	$(109)	$210
Reclassification adjustment for (gains) included in net income	(92)	32	(60)
Net unrealized appreciation, securities	$227	$(77)	$150
Net unrealized appreciation, derivatives	$8	$(2)	$6
Net translation of foreign currencies	$40	$(7)	$33
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past experience
and prior service costs	$10	$(4)	$6
Net change arising from assumption and plan changes and experience	(311)	116	(195)
Net postretirement benefits liability adjustment	$(301)	$112	$(189)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2009
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$843	$(292)	$551
Reclassification adjustment for (gains) included in net income	(14)	3	(11)
Net unrealized appreciation, securities	$829	$(289)	$540
Net unrealized depreciation, derivatives	$(30)	$13	$(17)
Net translation of foreign currencies	$54	$(15)	$39
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past experience
and prior service costs	$7	$(3)	$4
Curtailment gain	(46)	16	(30)
Reclassification adjustment included in shareholders' net income	(39)	13	(26)
Net change arising from assumption and plan changes and experience	(107)	36	(71)
Net postretirement benefits liability adjustment	$(146)	$49	$(97)

Shareholders Equity and Dividend Restrictions (Tables)	12 Months Ended
Dec. 31, 2011
Shareholders Equity And Dividend Restrictions Tables [Abstract]
Schedule of statutory net income and surplus
(In millions)	2011	2010	2009
Net income	$953	$1,697	$1,088
Surplus	$5,286	$5,107	$4,728

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes Tables [Abstract]
Componenets of income taxes
(In millions)	2011	2010	2009
Current taxes
U.S. income	$320	$267	$211
Foreign income	58	45	48
State income	20	19	16
	398	331	275
Deferred taxes (benefits)
U.S. income	193	187	286
Foreign income	23	8	(3)
State income	1	(7)	1
	217	188	284
Total income taxes	$615	$519	$559

Reconciliation of total taxes to nominal federal rate
(In millions)	2011	2010	2009
Tax expense at nominal rate	$657	$631	$649
Tax-exempt interest income	(29)	(31)	(31)
Effect of permanently invested foreign earnings	(17)	(11)	(42)
Dividends received deduction	(4)	(3)	(3)
Resolution of federal tax matters	(30)	-	(27)
State income tax (net of federal income tax benefit)	14	9	12
Change in valuation allowance	5	(93)	(2)
Other	19	17	3
Total income taxes	$615	$519	$559

Schedule of deferred income tax assets and liabilities
(In millions)	2011	2010
Deferred tax assets
Employee and retiree benefit plans	$829	$746
Investments, net	108	100
Other insurance and contractholder liabilities	443	391
Deferred gain on sale of businesses	46	58
Policy acquisition expenses	151	154
Loss carryforwards	8	76
Other accrued liabilities	109	107
Bad debt expense	17	18
Other	37	37
Deferred tax assets before valuation allowance	1,748	1,687
Valuation allowance for deferred tax assets	(45)	(26)
Deferred tax assets, net of valuation allowance	1,703	1,661
Deferred tax liabilities
Depreciation and amortization	377	314
Foreign operations, net	128	130
Unrealized appreciation on investments and foreign currency translation	395	287
Total deferred tax liabilities	900	731
Net deferred income tax assets	$803	$930

Reconciliation of unrecognized tax benefits
(In millions)	2011	2010	2009
Balance at January 1,	$177	$214	$164
Increase (decrease) due to prior year positions	(113)	(55)	5
Increase due to current year positions	7	34	76
Reduction related to settlements with taxing authorities	(17)	(13)	(28)
Reduction related to lapse of applicable statute of limitations	(2)	(3)	(3)
Balance at December 31,	$52	$177	$214

Employee Incentive Plans (Tables)	12 Months Ended
Dec. 31, 2011
Employee Incentive Plans Tables [Abstract]
Compensation costs and related tax benefits table
(In millions)	2011	2010	2009
Compensation cost	$61	$49	$42
Tax benefits	$14	$12	$15

Status of, and changes in, common stock options
(Options in thousands)	2011		2010		2009
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding - January 1	12,093	$31.10	13,751	$29.34	12,258	$35.48
Granted	1,546	$42.36	1,846	$34.64	4,709	$14.15
Exercised	(3,480)	$27.93	(2,565)	$24.31	(1,167)	$25.32
Expired or canceled	(578)	$33.61	(939)	$30.86	(2,049)	$33.42
Outstanding - December 31	9,581	$33.92	12,093	$31.10	13,751	$29.34
Options exercisable at year-end	6,147	$34.94	7,656	$34.42	8,578	$33.53

Information for stock options exercised
(In millions)	2011	2010	2009
Intrinsic value of options exercised	$53	$30	$7
Cash received for options exercised	$97	$62	$30
Excess tax benefits realized from options exercised	$10	$5	$-

Information for outstanding common stock options
(Dollars in millions, except per share	Options	Options
amounts)	Outstanding	Exercisable
Number (in thousands)	9,581	6,147
Total intrinsic value	$91	$56
Weighted average exercise price	$33.92	$34.94
Weighted average remaining
contractual life	6.1 years	4.9 years

Assumptions for fair value of options granted
	2011	2010	2009
Dividend yield	0.1%	0.1%	0.3%
Expected volatility	40.0%	40.0%	40.0%
Risk-free interest rate	1.7%	1.9%	1.6%
Expected option life	4 years	4 years	4 years

Status of, and changes in, restricted stock grants
(Awards in thousands)	2011		2010		2009
		Weighted		Weighted		Weighted
		Average Fair Value		Average Fair Value		Average Fair Value
	Grants/Units	at Award Date	Grants/Units	at Award Date	Grants/Units	at Award Date
Outstanding - January 1	4,306	$27.70	4,113	$27.65	2,347	$40.53
Awarded	945	$42.62	1,155	$34.63	2,678	$18.14
Vested	(564)	$42.79	(541)	$40.87	(557)	$32.00
Forfeited	(441)	$28.99	(421)	$29.28	(355)	$33.79
Outstanding - December 31	4,246	$28.88	4,306	$27.70	4,113	$27.65

Status Of Changes In Strategic Performance Shares Table [Text Block]
(Awards in thousands)	2011		2010
		Weighted		Weighted
		Average Fair Value		Average Fair Value
	Grants/Units	at Award Date	Grants/Units	at Award Date
Outstanding - January 1	430	$34.73	-	$-
Awarded	529	$42.92	480	$34.73
Vested	-	$-	-	$-
Forfeited	(125)	$37.92	(50)	$34.65
Outstanding - December 31	834	$39.45	430	$34.73

Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Information [Table] [Abstract]
Health Care Segment Financial Data Table [Text Block]
(In millions)	2011	2010	2009
Health Care
Premiums and fees:
Medical:
Guaranteed cost (1),(2)	$4,176	$3,929	$3,380
Experience-rated (2),(3)	1,934	1,823	1,699
Stop loss	1,451	1,287	1,274
Dental	894	804	731
Medicare	489	1,470	595
Medicare Part D	624	558	342
Other (4)	600	543	515
Total medical	10,168	10,414	8,536
Life and other non-medical	77	103	179
Total premiums	10,245	10,517	8,715
Fees (2),(5)	2,936	2,802	2,669
Total premiums and fees	13,181	13,319	11,384
Mail order pharmacy revenues	1,447	1,420	1,282
Other revenues	234	266	262
Net investment income	274	243	181
Segment revenues	$15,136	$15,248	$13,109
Income taxes	$556	$476	$399
Segment earnings	$991	$861	$731

(1) Includes guaranteed cost premiums primarily associated with open access and commercial HMO, as well as other risk-related products.
(2) Premiums and/or fees associated with certain specialty products are also included.
(3) Includes minimum premium arrangements with a risk profile similar to experience-rated funding arrangements. The risk portion of minimum revenue is reported in experience-rated medical premium whereas the self funding portion of minimum premium revenue is recorded in fees. Also includes certain non-participating cases for which special customer level reporting of experience is required.
(4) Other medical premiums include risk revenue for specialty products.
(5) Represents administrative service fees for medical members and related specialty product fees for non-medical members as well as fees related to Medicare Part D of $61 million in 2011, $57 million in 2010 and $41 million in 2009.

Other Segments Financial Data Table [Text Block]
(In millions)	2011	2010	2009
Disability and Life
Premiums and fees:
Life	$1,256	$1,238	$1,301
Disability	1,268	1,167	1,057
Other	256	262	276
Total	2,780	2,667	2,634
Other revenues	-	123	113
Net investment income	267	261	244
Segment revenues	$3,047	$3,051	$2,991
Income taxes	$109	$120	$109
Segment earnings	$287	$291	$284
International
Premiums and fees:
Health Care	$1,464	$1,037	$884
Supplemental Health, Life, and Accident	1,526	1,231	998
Total	2,990	2,268	1,882
Other revenues	17	25	18
Net investment income	96	82	69
Segment revenues	$3,103	$2,375	$1,969
Income taxes	$100	$93	$35
Equity in income of investees	$8	$10	$8
Segment earnings	$219	$177	$173
Run-off Reinsurance
Premiums and fees and other revenues	$20	$(133)	$(254)
Net investment income	103	114	113
Segment revenues	$123	$(19)	$(141)
Income taxes (benefits)	$(99)	$(136)	$93
Segment earnings (loss)	$(183)	$26	$185
Other Operations
Premiums and fees and other revenues	$169	$174	$176
Net investment income	400	404	407
Segment revenues	$569	$578	$583
Income taxes	$29	$39	$31
Segment earnings	$89	$85	$86
Corporate
Other revenues and eliminations	$(58)	$(62)	$(58)
Net investment income	6	1	-
Segment revenues	$(52)	$(61)	$(58)
Income tax benefits	$(101)	$(98)	$(91)
Segment loss	$(184)	$(211)	$(142)
Realized investment gains (losses)
Realized investment gains (losses)	$62	$75	$(43)
Income taxes (benefits)	21	25	(17)
Realized investment gains (losses),
net of taxes and noncontrolling interest	$41	$50	$(26)
Total
Premiums and fees and other revenues	$19,333	$18,647	$16,157
Mail order pharmacy revenues	1,447	1,420	1,282
Net investment income	1,146	1,105	1,014
Realized investment gains (losses)	62	75	(43)
Total revenues	$21,988	$21,247	$18,410
Income taxes	$615	$519	$559
Segment earnings	$1,219	$1,229	$1,317
Realized investment gains (losses),
net of taxes and noncontrolling interest	$41	$50	$(26)
Shareholders' income from continuing operations	$1,260	$1,279	$1,291

Revenues By Product Table [Text Block]
(In millions)	2011	2010	2009
Medical	$14,568	$14,253	$12,089
Disability	1,280	1,162	1,063
Supplemental Health, Life, and Accident	3,103	2,839	2,748
Mail order pharmacy	1,447	1,420	1,282
Other	382	393	257
Total	$20,780	$20,067	$17,439

Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data Tables [Abstract]
Quarterly Financial Data Table [Text Block]
(In millions, except per share amounts)				Three Months Ended
	March 31		June 30			Sept. 30		Dec. 31
Consolidated Results
2011
Total revenues		$5,411		$5,507		$5,610		$5,460
Income from continuing operations before income taxes		579		592		273		432
Shareholders' net income		413	(1)	391	(2)	183	(3)	273	(4)
Shareholders' net income per share:	1
Basic		1.53		1.46		0.68		0.99
Diluted		1.51		1.43		0.67		0.98
2010
Total revenues		$5,204		$5,352		$5,264		$5,427
Income from continuing operations before income taxes		408		423		447		524
Shareholders' net income		258	(5)	282	(6)	294	(7)	445	(8)
Shareholders' net income per share:
Basic		0.94		1.03		1.09		1.65
Diluted		0.93		1.02		1.08		1.63
Stock and Dividend Data
2011
Price range of common stock — high		$44.29		$51.81		$52.95		$47.61
— low		$36.76		$42.80		$40.24		$38.82
Dividends declared per common share		$0.040		$-		$-		$-
2010
Price range of common stock — high		$39.26		$37.61		$36.03		$38.53
— low		$32.00		$30.78		$29.12		$34.33
Dividends declared per common share		$0.040		$-		$-		$-

Schedule I - Summary of Investments (Tables)	12 Months Ended
Dec. 31, 2011
Summary of Investments, Other than Investments in Related Parties [Abstract]
Summary Of Investments Other Than Investments In Related Parties [Table Text Block]
			Amount at
			which shown in
		Fair	the Consolidated
Type of Investment	Cost	Value	Balance Sheet

Fixed maturities:
Bonds:
United States government and government
agencies and authorities	$552	$958	$958
States, municipalities and political subdivisions	2,185	2,456	2,456
Foreign governments	1,173	1,274	1,274
Public utilities	84	88	88
All other corporate bonds	9,378	10,401	10,401
Asset backed securities:
United States government agencies mortgage-backed	9	9	9
Other mortgage-backed	74	80	80
Other asset-backed	778	927	927
Redeemable preferred stocks	24	24	24
Total fixed maturities	14,257	16,217	16,217

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	25	27	27
Non redeemable preferred stocks	99	73	73
Total equity securities	124	100	100

Commercial mortgage loans on real estate	3,301		3,301
Policy loans	1,502		1,502
Real estate investments	87		87
Other long-term investments	1,014		1,058
Short-term investments	225		225

Total investments	$20,510		$22,490

Schedule II - Condensed Financial Information of Registrant (Tables)	12 Months Ended
Dec. 31, 2011
Condensed Financial Information Of Parent Company Only Disclosure [Abstract]
Condensed Financial Information Of Parent Company Only, Statements Of Income
	For the year ended
	December 31,
	2011	2010	2009

Operating expenses:
Interest	$195	$176	$160
Intercompany interest	19	26	80
Other	92	129	68
Total operating expenses	306	331	308
Loss before income taxes	(306)	(331)	(308)
Income tax benefit	(107)	(106)	(118)
Loss of parent company	(199)	(225)	(190)
Equity in income of subsidiaries from continuing operations	1,459	1,504	1,481
Shareholders' income from continuing operations	1,260	1,279	1,291
Income from discontinued operations, net of taxes	-	-	1
Shareholders' net income	$1,260	$1,279	$1,292

Condensed Financial Information Of Parent Company Only, Balance Sheets
	As of December 31,
	2011		2010

Assets:
Investments in subsidiaries		$14,606		$14,095
Other assets		793		568
Total assets		$15,399		$14,663

Liabilities:
Intercompany		$460		$3,718
Short-term debt		100		548
Long-term debt		4,869		2,180
Other liabilities		1,976		1,861
Total liabilities		7,405		8,307

Shareholders' Equity:
Common stock (shares issued, 366; authorized, 600)		92		88
Additional paid-in capital		3,188		2,534
Net unrealized appreciation — fixed maturities	$739		$529
Net unrealized appreciation — equity securities	1		3
Net unrealized depreciation — derivatives	(23)		(24)
Net translation of foreign currencies	3		25
Postretirement benefits liability adjustment	(1,507)		(1,147)
Accumulated other comprehensive loss		(787)		(614)
Retained earnings		10,787		9,590
Less treasury stock, at cost		(5,286)		(5,242)
Total shareholders' equity		7,994		6,356
Total liabilities and shareholders' equity		$15,399		$14,663

Condensed Financial Information Of Parent Company Only, Statements Of Cash Flows
	For the year ended
	December 31,
	2011	2010	2009

Cash Flows from Operating Activities:
Shareholders' Net Income	$1,260	$1,279	$1,292
Adjustments to reconcile shareholders' net income
to net cash provided by operating activities:
Equity in income of subsidiaries	(1,459)	(1,504)	(1,481)
(Income) from discontinued operations	-	-	(1)
Dividends received from subsidiaries	1,135	1,050	650
Other liabilities	(296)	(294)	(401)
Other, net	(92)	158	353
Net cash provided by operating activities	548	689	412

Cash Flows from Financing Activities:
Net change in intercompany debt	(3,258)	(816)	(579)
Repayment of debt	(449)	(268)	(199)
Net proceeds on issuance of long-term debt	2,661	543	346
Issuance of common stock	734	64	30
Common dividends paid	(11)	(11)	(11)
Repurchase of common stock	(225)	(201)	-
Net cash used in financing activities	(548)	(689)	(413)
Net increase (decrease) in cash and cash equivalents	-	-	(1)
Cash and cash equivalents, beginning of year	-	-	1

Condensed Financial Information Of Parent Company Only, Short-term and Long-term Debt
(In millions)	December 31, 2011	December 31, 2010
Short-term:
Commercial Paper	$100	$100
Current maturities of long-term debt	-	448
Total short-term debt	$100	$548
Long-term:
Uncollateralized debt:
2.75% Notes due 2016	$600	$-
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	131
8.5% Notes due 2019	251	251
4.375% Notes due 2020	249	249
5.125% Notes due 2020	299	299
4.5% Notes due 2021	298	-
4% Notes due 2022	743	-
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875 % Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
5.875% Notes due 2041	298	-
5.375% Notes due 2042	750	-
Total long-term debt	$4,869	$2,180

Schedule III - Supplementary Insurance Information (Tables)	12 Months Ended
Dec. 31, 2011
Supplementary Insurance Information [Abstract]
Supplementary Insurance Information For Insurance Companies Disclosure [Table Text Block]
	Deferred		Future policy	Medical claims
	policy		benefits and	payable and	Unearned
	acquisition		contractholder	unpaid	premiums
Segment	costs		deposit funds	claims	and fees

Year Ended December 31, 2011:
Health Care	$19		$481	$1,229	$77
Disability and Life	1		1,178	3,208	16
International	729		1,338	411	382
Run-off Reinsurance	-		1,172	240	0
Other Operations	68		12,977	160	27
Corporate	-	1	-	(7)	-
Total	$817		$17,146	$5,241	$502

Year Ended December 31, 2010:
Health Care	$22		$488	$1,400	$80
Disability and Life	2		1,066	3,180	17
International	609		1,173	288	288
Run-off Reinsurance	-		1,139	244	-
Other Operations	68		12,790	159	31
Corporate	-	1	-	(8)	-
Total	$701		$16,656	$5,263	$416

Year Ended December 31, 2009:
Health Care	$28		$507	$1,098	$76
Disability and Life	6		1,023	3,122	32
International	491		1,003	228	282
Run-off Reinsurance	-		1,287	288	-
Other Operations	69		12,800	161	37
Corporate	-	1	-	(8)	-
Total	$594		$16,620	$4,889	$427

			Amortization
			of deferred
	Net		policy	Other
Premiums	investment	Benefit	acquisition	operating
and fees (1)	income (2)	expenses (1)(3)	expenses	expenses (4)

$13,181	$274	$8,265	$139	$5,185
2,780	267	2,003	4	644
2,990	96	1,697	110	976
24	103	140	0	265
114	400	385	6	60
0	6	0	0	233
$19,089	$1,146	$12,490	$259	$7,363

$13,319	$243	$8,670	$155	$5,086
2,667	261	1,935	6	699
2,268	82	1,255	84	762
25	114	(22)	0	113
114	404	395	6	53
0	1	0	0	248
$18,393	$1,105	$12,233	$251	$6,961

$11,384	$181	$7,096	$141	$4,742
2,634	244	1,922	6	670
1,882	69	1,080	89	589
29	113	(146)	0	(273)
112	407	398	6	62
0	0	(16)	0	191
$16,041	$1,014	$10,334	$242	$5,981

Certain information in this Schedule III (Deferred policy acquisition costs, Amortization of deferred policy acquisition costs, and Other operating expenses) has been updated from amounts reported in the Company's 2011 Form 10-K to reflect changes resulting from the retrospective adoption of amended accounting guidance for deferred policy acquisition costs. See Note 2 to the Consolidated Financial Statements included in this Form 8-K for additional information.

(1)       Amounts presented are shown net of the effects of reinsurance. See Note 7 to the Consolidated Financial Statements included in Cigna's 2011 Annual Report on Form 10-K.

(2)       The allocation of net investment income is based upon the investment year method, the identification of certain portfolios with specific segments, or a combination of both.

(3)       Benefit expenses include Health Care medical claims expense and other benefit expenses.

(4)       Other operating expenses include mail order pharmacy cost of goods sold, GMIB fair value (gain) loss and other operating expenses, and excludes amortization of deferred policy acquisition expenses.

Schedule IV - Reinsurance (Tables)	12 Months Ended
Dec. 31, 2011
Supplemental Schedule of Reinsurance Premiums for Insurance Companies [Abstract]
Supplemental Schedule Of Reinsurance Premiums For Insurance Companies [Table Text Block]
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net

Year Ended December 31, 2011:
Life insurance in force	$606,587	$53,088	$9,163	$562,662	1.6%

Premiums and fees:
Life insurance and annuities	$1,990	$280	$40	$1,750	2.3%
Accident and health insurance	17,352	167	154	17,339	0.9%
Total	$19,342	$447	$194	$19,089	1.0%

Year Ended December 31, 2010:
Life insurance in force	$566,841	$44,335	$9,734	$532,240	1.8%

Premiums and fees:
Life insurance and annuities	$2,026	$264	$107	$1,869	5.7%
Accident and health insurance	16,272	173	425	16,524	2.6%
Total	$18,298	$437	$532	$18,393	2.9%

Year Ended December 31, 2009:
Life insurance in force	$544,687	$50,011	$71,107	$565,783	12.6%

Premiums and fees:
Life insurance and annuities	$1,909	$297	$305	$1,917	15.9%
Accident and health insurance	13,476	156	804	14,124	5.7%
Total	$15,385	$453	$1,109	$16,041	6.9%

Schedule V - Valuation and Qualifying Accounts and Reserves (Tables)	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure [Table Text Block]

		Charged	Charged
	Balance at	(Credited) to	(Credited)	Other
	beginning	costs and	to other	deductions-	Balance at end
Description	of period	expenses (1)	accounts (2)	describe (3)	of period

2011:
Investment asset valuation reserves:
Commercial mortgage loans	$12	$16	$-	$(9)	$19
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$49	$4	$(1)	$(7)	$45
Deferred tax asset valuation allowance	$26	$4	$15	$-	$45
Reinsurance recoverables	$10	$(5)	$-	$-	$5

2010:
Investment asset valuation reserves:
Commercial mortgage loans	$17	$24	$-	$(29)	$12
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$43	$11	$-	$(5)	$49
Deferred tax asset valuation allowance	$117	$(91)	$-	$-	$26
Reinsurance recoverables	$15	$(5)	$-	$-	$10

2009:
Investment asset valuation reserves:
Commercial mortgage loans	$3	$17	$-	$(3)	$17
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$50	$(2)	$-	$(5)	$43
Deferred tax asset valuation allowance	$126	$(1)	$-	$(8)	$117
Reinsurance recoverables	$23	$(7)	$-	$(1)	$15

The deferred tax valuation allowance has been updated from the Company's 2011 Form 10-K to reflect changes resulting from the retrospective adoption of amended accounting guidance for deferred policy acquisition costs. See Note 2 to the Consolidated Financial Statements in the Form 8-K for additional information.
(1) 2010 amount for deferred tax asset valuation allowance primarily reflects the resolution of a federal tax matter. See Note 19 to the Consolidated Financial Statements.
(2) 2011 increase to deferred tax asset valuation allowance reflects effects of the acquisition of First Assist in November 2011.
(3) 2011 and 2010 amounts for commercial mortgage loans primarily reflects charge-offs upon sales and repayments, as well as transfers to foreclosed real estate.

Summary of Significant Accounting Policies (Details) (USD $)	3 Months Ended								12 Months Ended																				12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Building And Building Improvements Member	Dec. 31, 2011 Furniture and equipment (including computer equipment)	Dec. 31, 2011 Internal-use software reported in property and equipment [Member]	Dec. 31, 2011 Internally developed software	Dec. 31, 2011 International Segment [Member]	Dec. 31, 2010 International Segment [Member]	Dec. 31, 2009 International Segment [Member]	Dec. 31, 2011 Accounting Standards Update 201026 [Member] Scenario, Previously Reported [Member]	Dec. 31, 2010 Accounting Standards Update 201026 [Member] Scenario, Previously Reported [Member]	Dec. 31, 2009 Accounting Standards Update 201026 [Member] Scenario, Previously Reported [Member]	Dec. 31, 2011 Accounting Standards Update 201026 [Member] Scenario, Previously Reported [Member] International Segment [Member]	Dec. 31, 2010 Accounting Standards Update 201026 [Member] Scenario, Previously Reported [Member] International Segment [Member]	Dec. 31, 2009 Accounting Standards Update 201026 [Member] Scenario, Previously Reported [Member] International Segment [Member]	Dec. 31, 2011 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member]	Dec. 31, 2010 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member]	Dec. 31, 2009 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member]	Dec. 31, 2008 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member]	Dec. 31, 2011 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member] International Segment [Member]	Dec. 31, 2010 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member] International Segment [Member]	Dec. 31, 2009 Accounting Standards Update 201026 [Member] Restatement Adjustment [Member] International Segment [Member]
Consolidated Statement Of Income
Revenue, excluding other revenues									$ 21,744,000,000	$ 20,993,000,000	$ 18,294,000,000								$ 21,744,000,000	$ 20,993,000,000	$ 18,294,000,000				$ 0	$ 0	$ 0
Other revenues									244,000,000	254,000,000	116,000,000					17,000,000	25,000,000	18,000,000	254,000,000	260,000,000	120,000,000				(10,000,000)	(6,000,000)	(4,000,000)
Total revenues	5,460,000,000	5,610,000,000	5,507,000,000	5,411,000,000	5,427,000,000	5,264,000,000	5,352,000,000	5,204,000,000	21,988,000,000	21,247,000,000	18,410,000,000					3,103,000,000	2,375,000,000	1,969,000,000	21,998,000,000	21,253,000,000	18,414,000,000				(10,000,000)	(6,000,000)	(4,000,000)
Benefits and expenses, excluding other operating expenses									13,927,000,000	13,457,000,000	11,066,000,000								13,927,000,000	13,457,000,000	11,066,000,000				0	0	0
Other operating expenses									6,185,000,000	5,988,000,000	5,491,000,000								6,103,000,000	5,926,000,000	5,450,000,000				82,000,000	62,000,000	41,000,000
Total benefits and expenses									20,112,000,000	19,445,000,000	16,557,000,000								20,030,000,000	19,383,000,000	16,516,000,000				82,000,000	62,000,000	41,000,000
Income before Income Taxes									1,876,000,000	1,802,000,000	1,853,000,000								1,968,000,000	1,870,000,000	1,898,000,000				(92,000,000)	(68,000,000)	(45,000,000)
Current income taxes									398,000,000	331,000,000	275,000,000								398,000,000	331,000,000	275,000,000				0	0	0
Deferred income taxes									217,000,000	188,000,000	284,000,000								242,000,000	190,000,000	319,000,000				(25,000,000)	(2,000,000)	(35,000,000)
Total taxes									615,000,000	519,000,000	559,000,000					100,000,000	93,000,000	35,000,000	640,000,000	521,000,000	594,000,000				(25,000,000)	(2,000,000)	(35,000,000)
Income from Discontinued Operations, Net of Taxes									0	0	1,000,000								0	0	1,000,000				0	0	0
Net Income									1,261,000,000	1,283,000,000	1,295,000,000								1,328,000,000	1,349,000,000	1,305,000,000				(67,000,000)	(66,000,000)	(10,000,000)
Less: Net Income Attributable to Noncontrolling Interest									1,000,000	4,000,000	3,000,000								1,000,000	4,000,000	3,000,000				0	0	0
Net Income (Loss)	273,000,000	183,000,000	391,000,000	413,000,000	445,000,000	294,000,000	282,000,000	258,000,000	1,260,000,000	1,279,000,000	1,292,000,000								1,327,000,000	1,345,000,000	1,302,000,000				(67,000,000)	(66,000,000)	(10,000,000)
Earnings Per Share [Abstract]
Basic	$ 0.99	$ 0.68	$ 1.46	$ 1.53	$ 1.65	$ 1.09	$ 1.03	$ 0.94	$ 4.65	$ 4.69	$ 4.71								$ 4.9	$ 4.93	$ 4.75				$ (0.25)	$ (0.24)	$ (0.04)
Diluted	$ 0.98	$ 0.67	$ 1.43	$ 1.51	$ 1.63	$ 1.08	$ 1.02	$ 0.93	$ 4.59	$ 4.65	$ 4.69								$ 4.84	$ 4.89	$ 4.73				$ (0.25)	$ (0.24)	$ (0.04)
Balance Sheet
Deferred policy acquisition costs	817,000,000				701,000,000				817,000,000	701,000,000									1,312,000,000	1,122,000,000					(495,000,000)	(421,000,000)
Deferred income taxes, net	803,000,000				930,000,000				803,000,000	930,000,000									632,000,000	782,000,000					171,000,000	148,000,000
Other assets, including other intangibles	1,750,000,000				1,222,000,000				1,750,000,000	1,222,000,000									1,776,000,000	1,238,000,000					(26,000,000)	(16,000,000)
All other assets	47,327,000,000				42,540,000,000				47,327,000,000	42,540,000,000									47,327,000,000	42,540,000,000					0	0
Total assets	50,697,000,000				45,393,000,000				50,697,000,000	45,393,000,000									51,047,000,000	45,682,000,000					(350,000,000)	(289,000,000)
Net translation foreign currencies	3,000,000				25,000,000				3,000,000	25,000,000									(3,000,000)	25,000,000					6,000,000	0
Retained earnings	10,787,000,000				9,590,000,000				10,787,000,000	9,590,000,000									11,143,000,000	9,879,000,000					(356,000,000)	(289,000,000)
Other shareholder's equity	(2,796,000,000)				(3,259,000,000)				(2,796,000,000)	(3,259,000,000)									(2,796,000,000)	(3,259,000,000)					0	0
Total shareholders' equity	7,994,000,000				6,356,000,000				7,994,000,000	6,356,000,000									8,344,000,000	6,645,000,000					(350,000,000)	(289,000,000)		(200,000,000)
Statement of Cash Flows
Net Income									1,261,000,000	1,283,000,000	1,295,000,000								1,328,000,000	1,349,000,000	1,305,000,000				(67,000,000)	(66,000,000)	(10,000,000)
Deferred income taxes									217,000,000	188,000,000	284,000,000								242,000,000	190,000,000	319,000,000				(25,000,000)	(2,000,000)	(35,000,000)
Deferred policy acquisition costs									(129,000,000)	(94,000,000)	(68,000,000)								(211,000,000)	(156,000,000)	(109,000,000)				82,000,000	62,000,000	41,000,000
Other assets									(307,000,000)	3,000,000	456,000,000								(317,000,000)	(3,000,000)	452,000,000				10,000,000	6,000,000	4,000,000
Segment information: International
Premiums and fees, mail order pharmacy revenues and other revenues																3,007,000,000	2,293,000,000	1,900,000,000				3,017,000,000	2,299,000,000	1,904,000,000					(10,000,000)	(6,000,000)	(4,000,000)
Segment earnings									1,219,000,000	1,229,000,000	1,317,000,000					219,000,000	177,000,000	173,000,000				286,000,000	243,000,000	183,000,000					(67,000,000)	(66,000,000)	(10,000,000)
Significant Accounting Policies Text Details [Abstract]
Cumulative effect of adoption of OTTI guidance											18,000,000
Allowance for doubtful accounts neted against premiums, accounts and notes receivable	45,000,000				49,000,000				45,000,000	49,000,000
Allowance for doubtful accounts neted against reinsurance recoverables	5,000,000				10,000,000				5,000,000	10,000,000
Amortization for policy acquisition costs recorded in other operating expense									259,000,000	251,000,000	242,000,000
Finite Lived Intangible Assets Useful Life Minimum									1
Finite Lived Intangible Assets Useful Life Maximum									30
Finite Lived Intangible Assets Amortization Method									acclerated or straight-line
Future policy benefits interest rate assumptions range low									1.00%
Future policy benefits interest rate assumptions range high									10.00%
Discount rate assumption for investments supporting LTD and Workers' comp claim liabilities range low	3.80%								3.80%
Discount rate assumption for investments supporting LTD and Workers' comp claim liabilities range high	6.25%								6.25%
Discounted liability for long-term disability and workers' compensation business	3,200,000,000				3,100,000,000				3,200,000,000	3,100,000,000
Percentage of total life insurance in force that is participating business	1.00%								1.00%
Rehabilitation period minimum for foreclosed properties									3
Rehabilitation Period in Years Maximum For Foreclosed Properties									5
Segment Reporting Goodwill [Line Items]
Goodwill	$ 3,164,000,000				$ 3,119,000,000				$ 3,164,000,000	$ 3,119,000,000
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum												10	3	1	3
Property Plant And Equipment Useful Life Maximum												40	10	5	7

Acquisitions (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended		0 Months Ended		1 Months Ended	0 Months Ended	12 Months Ended	1 Months Ended
	Dec. 31, 2011	Jan. 31, 2012	Dec. 01, 2010 Sale Of Workers Compensation And Case Management Business [Member]	Dec. 31, 2010 Assets Disposed Of By Method Other Than Sale In Period Of Disposition Run Off Workers Compensation And Personal Accident Business [Member]	Jan. 31, 2012 HealthSpring [Member]	Dec. 31, 2011 FirstAssist [Member]	Dec. 31, 2010 FirstAssist [Member]	Aug. 31, 2010 Vanbreda [Member]
Condensed Balance Sheet Acquisition Date [Abstract]
Investments								$ 39
Cash and cash equivalents								73
Premiums, accounts and notes receivable								22
Property and equipment								1
Deferred income taxes								(71)
Goodwill						56		229
Other assets, including other intangibles								220
Total assets acquired								513
Accounts payable, accrued expenses and other liabilities								101
Total liabilities acquired								101
Net assets acquired								412
Business Acquisition Purchase Price Allocation [Abstract]
Business Acquisition Effective Date Of Acquisition					January 31, 2012	December 2011		August 31, 2010
Business Acquisition Name Of Acquired Entity					HealthSpring, Inc.	FristAssist Group Holdings Limited		Vanbreda International NV
Business Acquisition Cost Of Acquired Entity Cash Paid								412
Acquired Finite Lived Intangible Asset Amount								210
Business Combination Goodwill Recognized Segment Allocation						International segment		International segment
Average amortization period for customer relationships								15
Business Acquisition, Cost of Acquired Entity, Purchase Price		3,800				115
Business Acquisition Cost Of Acquired Entity Price Paid Per Share					$ 55
Business Acquisition Purchase Price Allocation Intangible Assets						58
Issuance of Long Term Debt Gross Proceeds	2,100
Proceeds From Issuance Of Common Stock Net	629
Proceeds From Issuance Of Common Stock Gross	650
Business Acquisition Pro Forma Information Abstract
Pro forma Effect on Total Revenues and Shareholders' Net Income						not material	not material
Significant Dispositions [Line Items]
Significant Acquisitions and Disposals, Date of Transaction for Acquisition or Disposal			Dec 1, 2010
Significant Disposition Description			Proceeds of the sale were received in preferred stock of GENEX Holdings, Inc., resulting in the Company becoming a minority shareholder in GENEX Holdings, Inc. On December 1, 2010 the Company completed the sale of its workers’ compensation and case management business to GENEX Holdings, Inc.	On December 31, 2010, the Company essentially exited from its workers' compensation and personal accident reinsurance business by purchasing retrocessional coverage from a Bermuda subsidiary of Enstar Group Limited and transferring administration of this business to the reinsurer. Under the reinsurance agreement, Cigna is indemnified for liabilities with respect to its workers’ compensation and personal accident reinsurance business to the extent that these liabilities do not exceed 190% of the December 31, 2010 net reserves. The Company believes that the risk of loss beyond this maximum aggregate is remote. The reinsurance arrangement is secured by assets held in trust.
Significant Business Disposition Type			sale	essentially exited
Significant Business Dispositions Costs Or Sale Proceeds				190
Significant Business Disposition Gain or Loss, Net Of Tax			11	(20)
Significant Business Disposition Gain or Loss, PreTax			$ 18	$ (31)
Significant Acquisitions And Disposals Segment			Disability and Life segment	Run-off Reinsurance segment
Maximum Aggregrate Of Liabilites To Net Reserves	190.00%

Earnings Per Share (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Antidilutive Options [Table] [Abstract]
Antidilutive options	3,700,000	6,300,000	8,800,000
Statement Line Items [Line Items]
Shareholders' income from continuing operations	$ 1,260	$ 1,279	$ 1,291
Shares (in thousands):
EPS	$ 4.65	$ 4.69	$ 4.71
Earnings Per Share Text (Details) [Abstract]
Common shares held in Treasury	80,612,000	79,066,000
Earnings Per Share Basic [Member]
Shares (in thousands):
Weighted average	270,691,000	272,866,000	274,058,000
Total shares	270,691,000	272,866,000	274,058,000
EPS	$ 4.65	$ 4.69	$ 4.71
Effect Of Dilution [Member]
Shares (in thousands):
Common stock equivalents	3,558,000	2,421,000	1,299,000
Total shares	3,558,000	2,421,000	1,299,000
EPS	$ (0.06)	$ (0.04)	$ (0.02)
Earnings Per Share Diluted [Member]
Shares (in thousands):
Weighted average	270,691,000	272,866,000	274,058,000
Common stock equivalents	3,558,000	2,421,000	1,299,000
Total shares	274,249,000	275,287,000	275,357,000
EPS	$ 4.59	$ 4.65	$ 4.69

Health Care Medical Claims Payable (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Health Care Medical Claims Payable Text (Details) [Abstract]
Difference in experience from assumptions, medical claims payable	$ 126	$ 93
Percent difference in experience from assumptions, medical claims payable	1.50%	1.30%
Difference in completion factors, medical claims payable	87	51
Percent difference in completion factors, medical claims payable	1.00%	0.70%
Difference in medical cost trend, medical claims payable	39	42
Percent difference in medical cost trend, medical claims payable	0.50%	0.60%
After Tax Impact Of Prior Year Development On Shareholders Net Income	53	26
Schedule Of Medical Claims Payable (Details) [Abstract]
Incurred but not yet reported	952	1,067
Reported claims in process	129	164
Other medical expense payable	14	15
Medical claims payable	1,095	1,246	921	924
Schedule Of Medical Claims Payable Activity (Details) [Abstract]
Balance at January 1,	1,246	921	924
Less: Reinsurance and other amounts recoverable	194	236	206	211
Balance at January 1, net	901	1,010	715	713
Acquired Net	0	0	0
Incurred Claims (Details) [Abstract]
Current year	8,308	8,663	6,970
Prior years	(126)	(93)	(43)
Total incurred	8,182	8,570	6,927
Paid Claims (Details) [Abstract]
Current year	7,450	7,682	6,278
Prior years	841	593	647
Total paid	8,291	8,275	6,925
Ending Balance, net	901	1,010	715	713
Add: Reinsurance and other amounts recoverable	194	236	206	211
Medical claims payable	$ 1,095	$ 1,246	$ 921	$ 924

Guaranteed Minimum Death Benefit Contracts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Guaranteed Minimum Death Benefits Reserve Table Details [Abstract]
Balance at January 1	$ 1,170	$ 1,138	$ 1,285	$ 1,609
Add: Unpaid Claims	40	37	36	34
Less: Reinsurance and other amounts recoverable	53	51	53	83
Balance at January 1, net	1,157	1,124	1,268	1,560
Add: Incurred benefits	138	(20)	(122)
Less: Paid benefits	105	124	170
Ending balance, net	1,157	1,124	1,268	1,560
Less: Unpaid Claims	40	37	36	34
Add: Reinsurance and other amounts recoverable	53	51	53	83
Balance at December 31,	1,170	1,138	1,285	1,609
Guaranteed Minimum Death Benefit Reserving Assumptions [Abstract]
Partial Surrenders Estimate Annual Election Rate Low	0.00%
Partial Surrenders Estimate Annual Election Rate High	15.00%
Companys Viewof Short Term Interest Rate Performanceover Future Periods But Considersthat Current Short Term Ineterest Ratesare Lessthanthis Assumption	4.75%
Mean Investment Performance Assumptionfor Underlying Fixed Income Mutual Funds Bonds And Money Markets	5.00%
Mean Investment Performance Assumptionfor Underlying Equityand Fixed Income Mutual Funds Low	1.00%
Mean Investment Performance Assumptionfor Underlying Equityand Fixed Income Mutual Funds High	3.00%
Volatility Assumption Varying By Equity Fund Type Low	16.00%
Volatility Assumption Varying By Equity Fund Type High	25.00%
Volatility assumption varying by bond fund type low	4.00%
Volatility assumption varying by bond fund type high	10.00%
Volatility Assumption Varying By Money Market Fund Type	2.00%
Guaranteed Minimum Death Benefit Contracts Discount Rate	5.75%
Claim Mortality Assumption Low	65.00%
Claim Mortality Assumption High	89.00%
Annual Improvement To Mortality Table Base	1.00%
Lapse Rate Assumption Low	0.00%
Lapse Rate Assumption High	24.00%
Mean Investment Performance Assumption Equity Funds	4.75%	5.00%
Guaranteed Minimum Death Benefit Contracts Text Details [Abstract]
GMDB future policy benefit reserves	1,170	1,138	1,285	1,609
Pre Tax Guaranteed Minimum Death Benefit Reserve Strengthening	70	52	73
After Tax Guaranteed Minimum Death Benefit Reserve Strengthening	45	34	47
Pre Tax Guaranteed Minimum Death Benefit Reserve Strengthening Dueto Adverse Impactsof Overall Market Declines	13
After Tax Guaranteed Minimum Death Benefit Reserve Strengthening Dueto Adverse Impactsof Overall Market Declines	8
Pre Tax Guaranteed Minimum Death Benefit Reserve Strengthening Dueto Adverse Volatility Related Impacts	34
After Tax Guaranteed Minimum Death Benefit Reserve Strengthening Due To Adverse Volatility Related Impacts	22
Pre Tax Guaranteed Minimum Death Benefit Reserve Strengthening Dueto Adverse Interest Rate Impacts	23
After-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Interest Rate Impacts	15
Guaranteed Minimum Death Benefits Total Contractholders	480,000	530,000
Highest Anniversary Annuity Value [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	10,801	13,336
Net amount at risk	4,487	4,372
Average attained age of contractholders (weighted by exposure)	71	70
Anniversary Value Reset [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	1,184	1,396
Net amount at risk	56	52
Average attained age of contractholders (weighted by exposure)	63	63
Other [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	1,768	1,864
Net amount at risk	834	755
Average attained age of contractholders (weighted by exposure)	70	69
Total [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	13,753	16,596
Net amount at risk	$ 5,377	$ 5,179
Average attained age of contractholders (weighted by exposure)	71	70

Reinsurance (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Short Duration Contracts Premium And Fees [Abstract]
Direct	$ 17,423,000,000	$ 16,611,000,000	$ 13,886,000,000
Assumed	158,000,000	496,000,000	1,076,000,000
Ceded	(185,000,000)	(187,000,000)	(192,000,000)
Long Duration Contracts Premium And Fees [Abstract]
Direct	1,919,000,000	1,687,000,000	1,499,000,000
Assumed	36,000,000	36,000,000	33,000,000
Ceded: Individual life insurance and annuity business sold	(203,000,000)	(195,000,000)	(209,000,000)
Premiums And Fees Ceded Other Long Duration	(59,000,000)	(55,000,000)	(52,000,000)
Reinsurance Recoveries [Abstract]
Individual life insurance and annuity business sold	310,000,000	321,000,000	322,000,000
Other	213,000,000	156,000,000	178,000,000
Total	523,000,000	477,000,000	500,000,000
Reinsurance Text Details [Abstract]
Reinsurance Recoverable Retirement Benefits Business	1,600,000,000	1,700,000,000
Reinsurance Recoverable Individual Life And Annuity Reinsurance	4,200,000,000	4,300,000,000
Ceded Reinsurance Recoverable Ongoing Operations	277,000,000
Number Of Reinsurers Ongoing Operations	70
Highest Balance Carried By Single Reinsurer Ongoing Operations	57,000,000
Second Largest Reinsurer Percent Of Total Reinsurance Recoverable Ongoing Operations	12.00%
Reserve Held For Ceded Reinsurance Recoverable Ongoing Operations	4,000,000
Reinsurance Recoverable Run Off Reinsurance	252,000,000
Percentage Of Reinsurance Recoverables For Runoff Reinsurance Secured	93.00%
Reserve Held For Reinsurance Recoverable Run Off Reinsurance	$ 1,000,000

Goodwill, Other Intangibles, and Property and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Goodwill Other Intangibles Property And Equipment Text Details [Line Items]
Goodwill in our segments	$ 3,164	$ 3,119
Increase to goodwill relating to the acquisition	45
Weighted average amortization period - customer relationships	13	12
Weighted average amortization period - other	12	14
Weighted average amortization period - Internal-use software reported in property and equipment	5	5
Future Amortization Expense Year One	231
Future Amortization Expense Year Two	186
Future Amortization Expense Year Three	139
Future Amortization Expense Year Four	83
Future Amortization Expense Year Five	68
Health Care Segment [Member]
Goodwill Other Intangibles Property And Equipment Text Details [Line Items]
Goodwill in our segments	2,900
International Segment [Member]
Goodwill Other Intangibles Property And Equipment Text Details [Line Items]
Goodwill in our segments	$ 290

Finite Lived Intangible Assets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Customer Relationships [Member]
Finite Lived Intangible Assets Net [Line Items]
Cost	$ 583	$ 587
Accumulated amortization	313	277
Net carrying value	270	310
Other [Member]
Finite Lived Intangible Assets Net [Line Items]
Cost	127	70
Accumulated amortization	27	22
Net carrying value	100	48
Total Reported In Other Assets [Member]
Finite Lived Intangible Assets Net [Line Items]
Cost	710	657
Accumulated amortization	340	299
Net carrying value	370	358
Internal-use software reported in property and equipment [Member]
Finite Lived Intangible Assets Net [Line Items]
Cost	1,600	1,379
Accumulated amortization	1,054	875
Net carrying value	546	504
Total Intangible Assets [Member]
Finite Lived Intangible Assets Net [Line Items]
Cost	2,310	2,036
Accumulated amortization	1,394	1,174
Net carrying value	$ 916	$ 862

Property Plant and Equipment Net (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Property Plant And Equipment Net By Type [Line Items]
Property and equipment	$ 1,024	$ 912
Internal-use software reported in property and equipment [Member]
Property Plant And Equipment Net By Type [Line Items]
Property Plant And Equipment Gross	1,600	1,379
Accumulated Depreciation Depletion And Amortization Property Plant And Equipment	1,054	875
Property and equipment	546	504
Other Capitalized Property Plant And Equipment [Member]
Property Plant And Equipment Net By Type [Line Items]
Property Plant And Equipment Gross	1,285	1,190
Accumulated Depreciation Depletion And Amortization Property Plant And Equipment	807	782
Property and equipment	478	408
Total Property And Equipment [Member]
Property Plant And Equipment Net By Type [Line Items]
Property Plant And Equipment Gross	2,885	2,569
Accumulated Depreciation Depletion And Amortization Property Plant And Equipment	1,861	1,657
Property and equipment	$ 1,024	$ 912

Depreciation and Amortization by Type (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Depreciation And Amortization By Type [Line Items]
Depreciation And Amortization	$ 345	$ 292	$ 268
Internal-use software reported in property and equipment [Member]
Depreciation And Amortization By Type [Line Items]
Depreciation And Amortization	187	161	147
Other Capitalized Property Plant And Equipment [Member]
Depreciation And Amortization By Type [Line Items]
Depreciation And Amortization	117	99	91
Total Property And Equipment [Member]
Depreciation And Amortization By Type [Line Items]
Depreciation And Amortization	304	260	238
Other [Member]
Depreciation And Amortization By Type [Line Items]
Depreciation And Amortization	$ 41	$ 32	$ 30

Pension and Other Postretirement Benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension And Other Postretirement Footnote Text Details [Abstract]
Pre-tax curtailment gain			$ 46,000,000
After-tax curtailment gain			30,000,000
Increase (decrease) to postretirement benefits liability adjustment pre-tax	558,000,000
Increase (decrease) to postretirement benefits liability adjustement after-tax	360,000,000
Expected minimum required funding contributions next year	250
Expected pre-tax gains (losses) from amortization of past experience pension	59,000,000
Weighted average amortization period for frozen pension plan	29
Unfunded retiree health benefit plans accumulated pension benefit obligation	302,000,000	296,000,000
Retiree life insurance plans accumulated benefit obligation	150,000,000	148,000,000
Expected pre-tax gains (losses) related to amortization of OPEB prior service cost	12,000,000
Expected pre-tax gains (losses) related to amortization of OPEB prior experience	0
Average remaining service period of active employees associated with OPEB plans	9
Weighted Average Remaining amortization period for prior service costs	2.5
Estimated rate of future increases in the per capita cost of health care benefits	8.00%
Estimated decrease in rate per year of future increases in the per capita cost of health care benefits	decreasing by 0.5% per year
Estimated rate of future increases in the per capita cost of health care benefits in 2018 and beyond	5.00%
Year that estimated rate of future cost of health care is realized	2018
Target investment allocation percentage of equity securities	37.00%
Target investment allocation percentage of fixed income	30.00%
Target investment allocation percentage of real estate	8.00%
Target investment allocation percentage of other	25.00%
Pension plan assets invested in separate accounts of CGLIC and LINA	3,000,000,000
Pension plan assets invested in funds offered by the buyer of the retirement benefits business	400,000,000
Return on level 3 OPEB assets	1,000,000	1,000,000
Net withdrawal from OPEB assets fund	2,000,000	2,000,000
Recognition Period For Market Fluctuation Impacts On Pension Cost	5
Market-related asset value of pension costs	3,400,000,000
Defined Benefit Plan Market Value Of Pension Plan Assets	3,300,000,000
Expense for matching contributions in the 401K plan	72,000,000	69,000,000	36,000,000
Results of a 1% increase or decrease in healthcare benefits estimate range table details [Abstract]
Effect of increase on total service and interest cost	1,000,000
Effect of decrease on total service and interest cost	(1,000,000)
Effect of increase on postretirement benefit obligation	13,000,000
Effect of decrease on postretirement benefit obligation	(11,000,000)
Fixed maturities:
Total fixed maturities	16,217,000,000	14,709,000,000
Equity Securities [Abstract]
Total equity securities	100,000,000	127,000,000
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1	657,000,000	613,000,000
Actual return on plan assets still held at reporting date	112,000,000	56,000,000
Actual return on plan assets sold during the period	18,000,000	14,000,000
Total actual return on plan assets	130,000,000	70,000,000
Purchases, sales, settlements, net	51,000,000	(25,000,000)
Transfers into (out of) Level 3	(8,000,000)	(1,000,000)
Fair value of plan assets, December 31	830,000,000	657,000,000	613,000,000
Fair Value Inputs Level 1 [Member]
Fixed maturities:
Federal government and agency	217,000,000	133,000,000
Corporate	0	0
Total fixed maturities	217,000,000	133,000,000
Equity Securities [Abstract]
Total equity securities	3,000,000	6,000,000
Fair Value Inputs Level 2 [Member]
Fixed maturities:
Federal government and agency	738,000,000	550,000,000
Corporate	10,132,000,000	9,080,000,000
Total fixed maturities	15,028,000,000	13,677,000,000
Equity Securities [Abstract]
Total equity securities	67,000,000	87,000,000
Fair Value Inputs Level 3 [Member]
Fixed maturities:
Federal government and agency	3,000,000	4,000,000
Corporate	381,000,000	364,000,000
Total fixed maturities	972,000,000	899,000,000
Equity Securities [Abstract]
Total equity securities	30,000,000	34,000,000
Fixed Maturities And Equity Securities [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1	46,000,000	167,000,000
Actual return on plan assets still held at reporting date	1,000,000	(15,000,000)
Actual return on plan assets sold during the period	18,000,000	14,000,000
Total actual return on plan assets	19,000,000	(1,000,000)
Purchases, sales, settlements, net	(33,000,000)	(119,000,000)
Transfers into (out of) Level 3	(6,000,000)	(1,000,000)
Fair value of plan assets, December 31	26,000,000	46,000,000
Real Estate And Mortgage Loans [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1	240,000,000	160,000,000
Actual return on plan assets still held at reporting date	44,000,000	16,000,000
Actual return on plan assets sold during the period	0	0
Total actual return on plan assets	44,000,000	16,000,000
Purchases, sales, settlements, net	21,000,000	64,000,000
Transfers into (out of) Level 3	(2,000,000)	0
Fair value of plan assets, December 31	303,000,000	240,000,000
Securities Partnerships [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1	347,000,000	257,000,000
Actual return on plan assets still held at reporting date	66,000,000	53,000,000
Actual return on plan assets sold during the period	0	0
Total actual return on plan assets	66,000,000	53,000,000
Purchases, sales, settlements, net	(99,000,000)	37,000,000
Transfers into (out of) Level 3	0	0
Fair value of plan assets, December 31	314,000,000	347,000,000
Hedge Funds [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Actual return on plan assets still held at reporting date	(2,000,000)
Actual return on plan assets sold during the period	0
Total actual return on plan assets	(2,000,000)
Purchases, sales, settlements, net	150,000,000
Transfers into (out of) Level 3	0
Fair value of plan assets, December 31	148,000,000
Guaranteed Deposit Account Contract [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1	24,000,000	29,000,000
Actual return on plan assets still held at reporting date	3,000,000	2,000,000
Actual return on plan assets sold during the period	0	0
Total actual return on plan assets	3,000,000	2,000,000
Purchases, sales, settlements, net	12,000,000	(7,000,000)
Transfers into (out of) Level 3	0	0
Fair value of plan assets, December 31	39,000,000	24,000,000
United States Pension Plans of US Entity, Defined Benefit [Member]
Fixed maturities:
Federal government and agency	5,000,000	8,000,000
Corporate	339,000,000	182,000,000
Financial Instruments Owned Other Mortgage Asset Backed Securities At Fair Value	10,000,000	4,000,000
Fund Investments, including Pooled Separate Accounts	549,000,000	374,000,000
Total fixed maturities	903,000,000	568,000,000
Equity Securities [Abstract]
Domestic Equity Securities	1,168,000,000	1,465,000,000
International Equity Securities Including Funds And Pooled Separate Accounts	278,000,000	426,000,000
Total equity securities	1,446,000,000	1,891,000,000
Real estate, including pooled separate accounts	303,000,000	240,000,000
Security Partnerships	314,000,000	347,000,000
Hedge Funds	148,000,000
Guaranteed Deposit Account	39,000,000	24,000,000
Cash Equivalents	145,000,000	93,000,000
Total Plan Assets At Fair Value	3,298,000,000	3,163,000,000
Fair Value Inputs Level 1 [Member] | United States Pension Plans of US Entity, Defined Benefit [Member]
Fixed maturities:
Federal government and agency	0	0
Corporate	0	0
Financial Instruments Owned Other Mortgage Asset Backed Securities At Fair Value	0	0
Fund Investments, including Pooled Separate Accounts	0	0
Total fixed maturities	0	0
Equity Securities [Abstract]
Domestic Equity Securities	1,153,000,000	1,445,000,000
International Equity Securities Including Funds And Pooled Separate Accounts	141,000,000	208,000,000
Total equity securities	1,294,000,000	1,653,000,000
Real estate, including pooled separate accounts	0	0
Security Partnerships	0	0
Hedge Funds	0
Guaranteed Deposit Account	0	0
Cash Equivalents	0	0
Total Plan Assets At Fair Value	1,294,000,000	1,653,000,000
Fair Value Inputs Level 2 [Member] | United States Pension Plans of US Entity, Defined Benefit [Member]
Fixed maturities:
Federal government and agency	5,000,000	8,000,000
Corporate	332,000,000	158,000,000
Financial Instruments Owned Other Mortgage Asset Backed Securities At Fair Value	8,000,000	4,000,000
Fund Investments, including Pooled Separate Accounts	546,000,000	372,000,000
Total fixed maturities	891,000,000	542,000,000
Equity Securities [Abstract]
Domestic Equity Securities	1,000,000	0
International Equity Securities Including Funds And Pooled Separate Accounts	137,000,000	218,000,000
Total equity securities	138,000,000	218,000,000
Real estate, including pooled separate accounts	0	0
Security Partnerships	0	0
Hedge Funds	0
Guaranteed Deposit Account	0	0
Cash Equivalents	145,000,000	93,000,000
Total Plan Assets At Fair Value	1,174,000,000	853,000,000
Fair Value Inputs Level 3 [Member] | United States Pension Plans of US Entity, Defined Benefit [Member]
Fixed maturities:
Federal government and agency	0	0
Corporate	7,000,000	24,000,000
Financial Instruments Owned Other Mortgage Asset Backed Securities At Fair Value	2,000,000	0
Fund Investments, including Pooled Separate Accounts	3,000,000	2,000,000
Total fixed maturities	12,000,000	26,000,000
Equity Securities [Abstract]
Domestic Equity Securities	14,000,000	20,000,000
International Equity Securities Including Funds And Pooled Separate Accounts	0	0
Total equity securities	14,000,000	20,000,000
Real estate, including pooled separate accounts	303,000,000	240,000,000
Security Partnerships	314,000,000	347,000,000
Hedge Funds	148,000,000
Guaranteed Deposit Account	39,000,000	24,000,000
Cash Equivalents	0	0
Total Plan Assets At Fair Value	830,000,000	657,000,000
Defined Benefit Pension [Member]
Change in benefit obligation[Abstract]
Benefit obligation, January 1	4,691,000,000	4,363,000,000
Service cost	2,000,000	2,000,000	43,000,000
Interest cost	228,000,000	240,000,000	250,000,000
Loss from past experience	453,000,000	379,000,000
Benefits paid from plan assets	(273,000,000)	(258,000,000)
Benefits paid - other	(34,000,000)	(35,000,000)
Benefit obligation, December 31	5,067,000,000	4,691,000,000	4,363,000,000
Change in plan assets [Abstract]
Fair value of plan assets, January 1	3,163,000,000	2,850,000,000
Actual return on plan assets	156,000,000	357,000,000
Benefits paid	(273,000,000)	(258,000,000)
Contributions	252,000,000	214,000,000
Fair value of plan assets, December 31	3,298,000,000	3,163,000,000	2,850,000,000
Funded Status	(1,769,000,000)	(1,528,000,000)
Postretirement benefits liability adjustment included in AOCI table details [Abstract]
Unrecognized net gain (loss)	(2,331,000,000)	(1,805,000,000)
Unrecognized prior service cost	(5,000,000)	(5,000,000)
Postretirement benefits liabiltiy adjustment	(2,336,000,000)	(1,810,000,000)
Components of net pension cost and other postretirement benefits cost tables detail [Abstract]
Service cost	2,000,000	2,000,000	43,000,000
Interest cost	228,000,000	240,000,000	250,000,000
Expected long-term return on plan assets	(267,000,000)	(253,000,000)	(239,000,000)
Amortization of net loss from past experience	38,000,000	28,000,000	34,000,000
Amortization of prior service cost	0	0	(4,000,000)
Curtailment	0	0	(46,000,000)
Net pension cost	1,000,000	17,000,000	38,000,000
Assumptions for pension and other postretirement benefits [Abstract]
Discount rate: Benefit obligation	4.00%	5.00%
Discount rate: Benefit cost	5.00%	5.50%
Expected long-term return on plan assets: Benefit cost	8.00%	8.00%
Paid after one year	516,000,000
Paid after two years	338,000,000
Paid after three years	340,000,000
Paid after four years	327,000,000
Paid after five years	323,000,000
Paid in six to ten years	1,577,000,000
Other Postretirement Benefit Plans Defined Benefit [Member]
Change in benefit obligation[Abstract]
Benefit obligation, January 1	444,000,000	419,000,000
Service cost	2,000,000	1,000,000	1,000,000
Interest cost	20,000,000	22,000,000	24,000,000
Loss from past experience	16,000,000	36,000,000
Benefits paid from plan assets	(2,000,000)	(2,000,000)
Benefits paid - other	(28,000,000)	(32,000,000)
Benefit obligation, December 31	452,000,000	444,000,000	419,000,000
Change in plan assets [Abstract]
Fair value of plan assets, January 1	23,000,000	24,000,000
Actual return on plan assets	1,000,000	1,000,000
Benefits paid	(2,000,000)	(2,000,000)
Contributions		0
Fair value of plan assets, December 31	22,000,000	23,000,000	24,000,000
Funded Status	(430,000,000)	(421,000,000)
Postretirement benefits liability adjustment included in AOCI table details [Abstract]
Unrecognized net gain (loss)	(30,000,000)	(14,000,000)
Unrecognized prior service cost	35,000,000	51,000,000
Postretirement benefits liabiltiy adjustment	5,000,000	37,000,000
Components of net pension cost and other postretirement benefits cost tables detail [Abstract]
Service cost	2,000,000	1,000,000	1,000,000
Interest cost	20,000,000	22,000,000	24,000,000
Expected long-term return on plan assets	(1,000,000)	(1,000,000)	(1,000,000)
Amortization of net loss from past experience	0	0	(5,000,000)
Amortization of prior service cost	(16,000,000)	(18,000,000)	(18,000,000)
Net pension cost	5,000,000	4,000,000	1,000,000
Assumptions for pension and other postretirement benefits [Abstract]
Discount rate: Benefit obligation	3.75%	4.75%
Discount rate: Benefit cost	4.75%	5.25%
Expected long-term return on plan assets: Benefit cost	5.00%	5.00%
Expected rate of compensation increase: Benefit obligation	3.00%	3.00%
Expected rate of compensation increase: Benefit cost	3.00%	3.00%
Paid after one year	43,000,000
Paid after two years	41,000,000
Paid after three years	40,000,000
Paid after four years	39,000,000
Paid after five years	38,000,000
Paid in six to ten years	169,000,000
Other Postretirement Benefit Plans Defined Benefit Net Of Medicare Part D Subsidy [Member]
Assumptions for pension and other postretirement benefits [Abstract]
Paid after one year	39,000,000
Paid after two years	39,000,000
Paid after three years	38,000,000
Paid after four years	38,000,000
Paid after five years	37,000,000
Paid in six to ten years	$ 162,000,000

Fair Value Measurements (Details - Assets by level) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Fixed maturities:
Total fixed maturities	$ 16,217	$ 14,709
Equity securities	100	127
Short-term investments	225	174
Separate account assets
Total separate account assets	8,093	7,908
Separate Account Transfers Into Out Of Level 3 [Abstract]
Transfers into Level 3	4	9
Transfers out of Level 3	(16)	(26)
Total transfers into/(out of) Level 3	(12)	(17)
Fair Value Inputs Level 1 [Member]
Fixed maturities:
Federal government and agency	217	133
State and local government	0	0
Foreign government	0	0
Corporate	0	0
Federal agency mortgage-backed	0	0
Other mortgage-backed	0	0
Other asset-backed	0	0
Total fixed maturities	217	133
Equity securities	3	6
Subtotal	220	139
Short-term investments	0	0
GMIB assets	0	0
Other derivative assets	0	0
Total financial assets at fair value, excluding separate accounts	220	139
Financial liabilities at fair value:
GMIB liabilities	0	0
Other derivative liabilities	0	0
Total financial liabilities at fair value	0	0
Separate account assets
Guaranteed separate accounts (See Note 24)	249	286
Non-guaranteed separate accounts	1,804	1,947
Total separate account assets	2,053	2,233
Fair Value Inputs Level 2 [Member]
Fixed maturities:
Federal government and agency	738	550
State and local government	2,456	2,467
Foreign government	1,251	1,137
Corporate	10,132	9,080
Federal agency mortgage-backed	9	10
Other mortgage-backed	79	85
Other asset-backed	363	348
Total fixed maturities	15,028	13,677
Equity securities	67	87
Subtotal	15,095	13,764
Short-term investments	225	174
GMIB assets	0	0
Other derivative assets	45	19
Total financial assets at fair value, excluding separate accounts	15,365	13,957
Financial liabilities at fair value:
GMIB liabilities	0	0
Other derivative liabilities	30	32
Total financial liabilities at fair value	30	32
Separate account assets
Guaranteed separate accounts (See Note 24)	1,439	1,418
Non-guaranteed separate accounts	3,851	3,663
Total separate account assets	5,290	5,081
Fair Value Inputs Level 3 [Member]
Fixed maturities:
Federal government and agency	3	4
State and local government	0	0
Foreign government	23	17
Corporate	381	364
Federal agency mortgage-backed	0	0
Other mortgage-backed	1	3
Other asset-backed	564	511
Total fixed maturities	972	899
Equity securities	30	34
Subtotal	1,002	933
Short-term investments	0	0
GMIB assets	712	480
Other derivative assets	0	0
Total financial assets at fair value, excluding separate accounts	1,714	1,413
Financial liabilities at fair value:
GMIB liabilities	1,333	903
Other derivative liabilities	0	0
Total financial liabilities at fair value	1,333	903
Level 3 Financial Assets Carried At Fair Value [Abstract]
Other asset and mortgage-backed securities - valued using pricing models	565	514
Corporate and government bonds - valued using pricing models	355	312
Corporate bonds - valued at transaction price	52	73
Financial Instruments Owned Principal Investments Equity Securities At Fair Value	30	34
Separate account assets
Guaranteed separate accounts (See Note 24)	0	0
Non-guaranteed separate accounts	750	594
Total separate account assets	$ 750	$ 594

Fair Value Measurements (Details - Level 3 rollforwards) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gains (losses) included in shareholders' net income:
GMIB fair value (gain) loss	$ 234	$ 55	$ (304)
Changes In Level 3 Separate Account Assets [Abstract]
Beginning Balance	750	594	550
Policyholder gains (losses)	114	71
Purchases	257	211
Sales	(51)	(145)
Settlements	(152)	(76)
Purchases, sales, settlements	54	(10)
Transfers into/(out of) Level 3:
Transfers into Level 3	4	9
Transfers out of Level 3	(16)	(26)
Total transfers into/(out of) Level 3	(12)	(17)
Ending Balance	750	594	550
Guaranteed Minimum Income Benefits Liabilities [Member]
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at January 1,	(1,333)	(903)	(903)
Gains (losses) included in shareholders' net income:
GMIB fair value (gain) loss	(504)	(112)
Other	0	0
Total gains (losses) included in shareholders' net income	(504)	(112)
Gains or losses included in other comprehensive income	0	0
Gains required to adjust future policy benefits for settlement annuities	0	0
Purchases	0	0
Sales	0	0
Settlements	74	112
Total purchases, sales, settlements	74	112
Transfers into/(out of) Level 3:
Transfers into Level 3	0	0
Transfers out of Level 3	0	0
Total transfers into/(out of) Level 3	0	0
Balance at December 31,	(1,333)	(903)	(903)
Total gains (losses) included in income attributable to instruments held at the reporting date	(504)	(112)
Guaranteed Minimum Income Benefits Net [Member]
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at January 1,	(621)	(423)	(421)
Gains (losses) included in shareholders' net income:
GMIB fair value (gain) loss	(234)	(55)
Other	0	0
Total gains (losses) included in shareholders' net income	(234)	(55)
Gains or losses included in other comprehensive income	0	0
Gains required to adjust future policy benefits for settlement annuities	0	0
Purchases	0	0
Sales	0	0
Settlements	36	53
Total purchases, sales, settlements	36	53
Transfers into/(out of) Level 3:
Transfers into Level 3	0	0
Transfers out of Level 3	0	0
Total transfers into/(out of) Level 3	0	0
Balance at December 31,	(621)	(423)	(421)
Total gains (losses) included in income attributable to instruments held at the reporting date	(234)	(55)
Fixed Maturities And Equity Securities [Member]
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at January 1,	1,002	933	845
Gains (losses) included in shareholders' net income:
GMIB fair value (gain) loss	0	0
Other	10	27
Total gains (losses) included in shareholders' net income	10	27
Gains or losses included in other comprehensive income	7	10
Gains required to adjust future policy benefits for settlement annuities	41	34
Purchases	129	39
Sales	(20)	(1)
Settlements	(61)	(112)
Total purchases, sales, settlements	48	(74)
Transfers into/(out of) Level 3:
Transfers into Level 3	81	155
Transfers out of Level 3	(118)	(64)
Total transfers into/(out of) Level 3	(37)	91
Balance at December 31,	1,002	933	845
Total gains (losses) included in income attributable to instruments held at the reporting date	6	18
Guaranteed Minimum Income Benefits Assets [Member]
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at January 1,	712	480	482
Gains (losses) included in shareholders' net income:
GMIB fair value (gain) loss	270	57
Other	0	0
Total gains (losses) included in shareholders' net income	270	57
Gains or losses included in other comprehensive income	0	0
Gains required to adjust future policy benefits for settlement annuities	0	0
Purchases	0	0
Sales	0	0
Settlements	(38)	(59)
Total purchases, sales, settlements	(38)	(59)
Transfers into/(out of) Level 3:
Transfers into Level 3	0	0
Transfers out of Level 3	0	0
Total transfers into/(out of) Level 3	0	0
Balance at December 31,	712	480	482
Total gains (losses) included in income attributable to instruments held at the reporting date	$ 270	$ 57

Fair Value Measurements (Details - Not carried at fair value) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair Value Disclosures For Financial Instruments Not Carried At Fair Value [Line Items]
Commercial Mortgage Loans	$ 3,301,000,000	$ 3,486,000,000
Fair Value Measurements Text Details [Abstract]
Net appreciation required to adjust future policy benefits for run-off settlement annuity business included in fixed maturities	826,000,000	443,000,000
Appreciation of securities classified in Level 3 required to adjust future policy benefits for run-off settlement annuity business included in fixed maturities	115,000,000	74,000,000
Percentage of Guaranteed Minimum Income Benefit assets reinsured externally	55.00%	55.00%
Interest rate and foreign currency swaps qualifying as cash flow hedges	10,000,000	16,000,000
Interest rate swaps not designated as accounting hedges	35,000,000	3,000,000
Percentage of investments in fixed maturities and equity securities classified as Level 2	93.00%
Percentage of investments classified in Level 2 representing foreign bonds priced using unadjusted broker quote	Less than 1
Percentage of investments in fixed maturities and equity securities classified in Level 3	6.00%
GMIB fair value (gain) loss	234,000,000	55,000,000	(304,000,000)
Pension plan assets included in non-guaranteed separate accounts total	3,000,000,000	2,800,000,000
Pension plan assets included in non-guaranteed separate accounts classified in Level 3	702,000,000	557,000,000
Policyholder gains or losses attributable to instruments still held by the company	96,000,000	53,000,000
Percent Unrestricted Contractholder Deposit Funds	50.00%
Realized Investment Losses Commercial Mortgage Loans And Real Estate Entities	15,000,000	25,000,000
Percentage Of Impaired Commercial Mortgage Loans And Real Estate Entities Of Total Investments	less than 1%	less than 1%
Assumptions [Abstract]
Projected interest rate indexed to the 7-year Treasury Rate used to calculate the reinsured income benefits	1.35%
Contractually guaranteed floor for the claim interest rate	3.00%
Percentage of mutual fund investments modeled based on other indices with insufficient market-observable data	52.00%
Low-end of the volatility range for equity funds modeled based on other indices	16.00%
High-end of the volatility range for equity funds modeled based on other indices	36.00%
Low-end of the volatility range for bond funds modeled based on other indices	4.00%
High-end of the volatility range for bond funds modeled based on other indices	12.00%
Low-end of the volatility range for money market funds modeled based on other indices	1.00%
High-end of the volatility range for money market funds modeled based on other indices	2.00%
Mortality assumption percentage of the 1994 Group Annuity Mortality table	70.00%
Annual percentage improvement in the mortality assumption percentage of the 1994 Group Annuity Mortality table	1.00%
Low-end of the annual lapse rate assumption range	1.00%
High-end of the annual lapse rate assumption range	12.00%
Assumed probability percentage that an individual will annuitize a variable annuity contract immediately after waiting period expiration	80.00%
Assumed probability percentage that an individual will annuitize a variable annuity contract in the second or subsequent annual benefit opportunities	35.00%
Low-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB liability	20
High-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB liability	160
Low-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB reinsurance asset	50
High-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB reinsurance asset	125
Estimate Of Fair Value Fair Value Disclosure [Member]
Fair Value Disclosures For Financial Instruments Not Carried At Fair Value [Line Items]
Commercial Mortgage Loans	3,380,000,000	3,470,000,000
Contractholder deposit funds, excluding universal life products	1,056,000,000	1,001,000,000
Long-term debt, including current maturities, excluding capital leases	5,281,000,000	2,926,000,000
Carrying Reported Amount Fair Value Disclosure [Member]
Fair Value Disclosures For Financial Instruments Not Carried At Fair Value [Line Items]
Commercial Mortgage Loans	3,301,000,000	3,486,000,000
Contractholder deposit funds, excluding universal life products	1,035,000,000	989,000,000
Long-term debt, including current maturities, excluding capital leases	$ 4,946,000,000	$ 2,709,000,000

Investments - (Details - RCG Gains/Losses & Impairments) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Impairments Table Details [Abstract]
Credit-related	$ 28	$ 38	$ 93
Other	25	1	13
Total	53	39	106
Realized Investment Gains And Losses Table Details [Abstract]
Total realized investment gains (losses)	$ 62	$ 75	$ (43)

Investments (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Investment Text Details [Abstract]
Fixed maturities pledged as collateral to brokers as required under certain futures contracts	$ 79,000,000	$ 98,000,000
Investments supporting run-off settlement annuity business	3,000,000,000	2,500,000,000
Gross unrealized appreciation of investments supporting run-off settlement annuity business	851,000,000	476,000,000
Gross unrealized depreciation of investments supporting run-off settlement annuity business	25,000,000	33,000,000
Commitments to purchase fixed maturities bearing interest at a fixed market rate	16,000,000
Carrying Value Of Non Income Producing Real Estate Investments	49,000,000	49,000,000
Commercial Mortgage Loans Commitments To Extend Credit	162,000,000
Real Estate Investments Commitments To Contribute Additional Equity	9,000,000
Carrying Value Of Non Income Producing Real Estate Entities And Securities Partnerships	171,000,000	169,000,000
Commitments to contribute to limited liability entities that hold real estate or loans to real estate	165,000,000
Commitments to contribute to entities that hold seucrities diversified by issuer and maturity date	242,000,000
Percentage of the committed amounts to be disbursed by the end of next year	50.00%
Corporate Securities Included In Short Term Investments	4,100,000,000	1,100,000,000
Federal Government Securities Included In Short Term Investments	164,000,000	137,000,000
Money Market Funds Included In Short Term Investments	40,000,000	40,000,000
Financing Receivables Credit Quality Text Details [Abstract]
Financing Receivable Credit Quality Debt Service Coverage	1.4	1.38
Financing Receivable Credit Quality Loan To Value Ratio	70.00%	74.00%
Problem And Potential Problem Mortgage Loans	336,000,000	383,000,000
Average Recorded Investment Impaired Commercial Mortgage Loans	176,000,000	169,000,000
Potential Problem Mortgage Loan Restructured	65,000,000
Modified Loan At Current Market Terms	55,000,000
Modified Loan At Below Market Interest Rate	10,000,000
Included in fixed maturities:
Trading securities in fixed maturities	2,000,000	3,000,000
Hybrid Securities Included In Fixed Maturities	28,000,000	52,000,000
Total	30,000,000	55,000,000
Included in equity securities:
Hybrid securities in equity securities	65,000,000	86,000,000
Included In Fixed Maturtities Amortized Cost [Abstract]
Trading Securities Cost	2,000,000	3,000,000
Hybrid Securities Included In Fixed Maturities Cost	26,000,000	45,000,000
Hybrid Securities Included In Equity Securities Cost	90,000,000	108,000,000
Amortized Cost:
Due in one year or less	955,000,000
Due after one year through five years	4,719,000,000
Due after five years through ten years	4,997,000,000
Due after ten years	2,699,000,000
Mortgage and other asset-backed securities	859,000,000
Total	14,229,000,000
Fair Value:
Due in one year or less	967,000,000
Due after one year through five years	5,060,000,000
Due after five years through ten years	5,581,000,000
Due after ten years	3,565,000,000
Mortgage and other asset-backed securities	1,014,000,000
Other Long Term Investments [Line Items]
Other long-term investments	1,058,000,000	759,000,000
Schedule Of Financing Receivable Allowance For Credit Losses Table Text Block [Abstract]
Reserve balance, January 1,	12,000,000	17,000,000
Financing Receivable Allowance For Credit Losses Provisions	16,000,000	24,000,000
Financing Receivable Allowance For Credit Losses Write Offs Net Of Recoveries	(1,000,000)	(12,000,000)
Financing Receivable Allowance For Credit Losses Transfers To Foreclosed Real Estate	(8,000,000)	(17,000,000)
Reserve balance, December 31,	19,000,000	12,000,000
Real Estate Entities [Member]
Other Long Term Investments [Line Items]
Other long-term investments	665,000,000	394,000,000
Security Partnerships [Member]
Other Long Term Investments [Line Items]
Other long-term investments	298,000,000	288,000,000
Interest Rate And Foreign Currency Swaps [Member]
Other Long Term Investments [Line Items]
Other long-term investments	12,000,000	19,000,000
Mezzanine Loans [Member]
Other Long Term Investments [Line Items]
Other long-term investments	31,000,000	13,000,000
Other Investments, including derivatives [Member]
Other Long Term Investments [Line Items]
Other long-term investments	52,000,000	45,000,000
One Year From Balance Sheet Date [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	529,000,000
More Than Two And Within Three Years From Balance Sheet Date [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	525,000,000
More Than Three And Within Four Years From Balance Sheet Date [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	329,000,000
More Than Four And Within Five Years From Balance Sheet Date [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	372,000,000
More Than Five Years From Balance Sheet Date And Thereafter [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	1,546,000,000
Pacific Region [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	893,000,000	931,000,000
South Atlantic Region [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	870,000,000	752,000,000
New England Region [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	450,000,000	585,000,000
Central Region [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	511,000,000	519,000,000
Middle Atlantic [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	391,000,000	385,000,000
Mountain [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	186,000,000	314,000,000
Office Buildings [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	1,014,000,000	1,043,000,000
Apartment Building [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	705,000,000	835,000,000
Industrial [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	670,000,000	619,000,000
Hotels [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	542,000,000	533,000,000
Retail Facilities [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	297,000,000	418,000,000
Other Property [Member]
Mortgage Loans On Real Estate Commercia Land Consumernet Investment Based Operations Presentation [Line Items]
Commercial mortgage loans and real estate investments	$ 73,000,000	$ 38,000,000

Investments (Details - UCG Fixed maturities) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
More Than One Year [Abstract]
Number Of Issues Fixed Maturities One Year Or Less Investment Grade	167
Number Of Issues Fixed Maturities One Year Or Less Below Investment Grade	52
Number Of Issues Fixed Maturities More Than One Year Investment Grade	62
Number Of Issues Fixed Maturities More Than One Year Below Investment Grade	13
Included In Fixed Maturtities Amortized Cost [Abstract]
Fair value of Trading Securities Included In Fixed Maturities	$ 2	$ 3
Fair value Of Hybrid Securities Included In Fixed Maturities	28	52
Fair value of Hybrid Securities Included In Equity Securities	65	86
Portion At Amortized Cost Disclosure [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	552	459
State and local government	2,185	2,305
Foreign government	1,173	1,095
Corporate	9,460	8,697
Federal agency mortgage-backed	9	9
Other mortgage-backed	73	80
Other asset-backed	777	752
Total	14,229	13,397
One Year Or Less [Abstract]
Investment grade	591
Below investment grade	80
More Than One Year [Abstract]
Investment grade	300
Below investment grade	37
Fair Value Disclosure [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	958	687
State and local government	2,456	2,467
Foreign government	1,274	1,154
Corporate	10,485	9,392
Federal agency mortgage-backed	9	10
Other mortgage-backed	79	87
Other asset-backed	926	857
Total	16,187	14,654
One Year Or Less [Abstract]
Investment grade	572
Below investment grade	75
More Than One Year [Abstract]
Investment grade	268
Below investment grade	28
Unrealized Gain [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	406	229
State and local government	274	172
Foreign government	103	63
Corporate	1,070	744
Federal agency mortgage-backed	0	1
Other mortgage-backed	10	10
Other asset-backed	160	117
Total	2,023	1,336
Unrealized Loss Or Write Down [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	0	(1)
State and local government	(3)	(10)
Foreign government	(2)	(4)
Corporate	(45)	(49)
Federal agency mortgage-backed	0	0
Other mortgage-backed	(4)	(3)
Other asset-backed	(11)	(12)
Total	(65)	(79)
One Year Or Less [Abstract]
Investment grade	(19)
Below investment grade	(5)
More Than One Year [Abstract]
Investment grade	(32)
Below investment grade	$ (9)

Investments (Detail - Credit risk profile) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	$ 3,301	$ 3,486
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio Below 50 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	225	324
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio 50 Percent To 59 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	444	409
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio 60 Percent To 69 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	646	533
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio 70 Percent To 79 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	117	138
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio 80 Percent To 89 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	99	267
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio 90 Percent To 99 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	36	15
Debt Service Coverage Ratio 1.30x Or Greater [Member] | Loan To Value Ratio 100 Percent Or Above [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	0	0
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio Below 50 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	55	0
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio 50 Percent To 59 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	47	54
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio 60 Percent To 69 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	140	73
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio 70 Percent To 79 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	132	79
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio 80 Percent To 89 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	81	186
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio 90 Percent To 99 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	35	54
Debt Service Coverage Ratio 1.20x To 1.29x [Member] | Loan To Value Ratio 100 Percent Or Above [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	10	0
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio Below 50 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	3	0
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio 50 Percent To 59 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	26	56
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio 60 Percent To 69 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	42	5
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio 70 Percent To 79 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	120	57
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio 80 Percent To 89 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	79	165
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio 90 Percent To 99 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	30	181
Debt Service Coverage Ratio 1.10x To 1.19x [Member] | Loan To Value Ratio 100 Percent Or Above [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	50	47
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio Below 50 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	50	0
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio 50 Percent To 59 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	0	0
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio 60 Percent To 69 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	0	28
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio 70 Percent To 79 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	159	55
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio 80 Percent To 89 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	72	151
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio 90 Percent To 99 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	58	185
Debt Service Coverage Ratio 1.00x To 1.09x [Member] | Loan To Value Ratio 100 Percent Or Above [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	51	43
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio Below 50 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	9	29
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio 50 Percent To 59 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	53	0
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio 60 Percent To 69 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	77	25
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio 70 Percent To 79 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	33	11
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio 80 Percent To 89 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	71	69
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio 90 Percent To 99 Percent [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	116	135
Debt Service Coverage Ratio Less Than 1.00x [Member] | Loan To Value Ratio 100 Percent Or Above [Member]
Schedule Of Financing Receivable Recorded Investment Credit Quality Indicator [Line Items]
Commercial mortgage loan	$ 135	$ 112

Investments (Details - Impaired commercial loans) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Impaired Commercial Mortgage Loans Gross [Member] | Commercial Mortgage Loans Financing Receivable With Related Allowance [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired Financing Receivable, Recorded Investment	$ 154	$ 47
Impaired Commercial Mortgage Loans Gross [Member] | Commercial Mortgage Loans Financing Receivable With No Related Allowance [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired Financing Receivable, Recorded Investment	60	60
Impaired Commercial Mortgage Loans Reserves [Member] | Commercial Mortgage Loans Financing Receivable With Related Allowance [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired Financing Receivable, Recorded Investment	(19)	(12)
Impaired Commercial Mortgage Loans Reserves [Member] | Commercial Mortgage Loans Financing Receivable With No Related Allowance [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired Financing Receivable, Recorded Investment	0	0
Impaired Commercial Mortgage Loans Net [Member] | Commercial Mortgage Loans Financing Receivable With Related Allowance [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired Financing Receivable, Recorded Investment	135	35
Impaired Commercial Mortgage Loans Net [Member] | Commercial Mortgage Loans Financing Receivable With No Related Allowance [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired Financing Receivable, Recorded Investment	$ 60	$ 60

Derivative Financial Insturments (Details - Hedge accounting) (Designated as Hedging Instrument [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Other Long Term Investments Designated As Accounting Hedges [Member] | Interest Rate Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Fair Value, Net	$ 7	$ 10
Other Long Term Investments Designated As Accounting Hedges [Member] | Interest And Foreign Currency Swaps [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Fair Value, Net	0	0
Other Long Term Investments Designated As Accounting Hedges [Member] | Foreign Currency Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Fair Value, Net	3	6
Accounts Payable Accrued Expenses And Other Liabilities Designated As Accounting Hedge [Member] | Interest Rate Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Fair Value, Net	0	0
Accounts Payable Accrued Expenses And Other Liabilities Designated As Accounting Hedge [Member] | Interest And Foreign Currency Swaps [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Fair Value, Net	11	12
Accounts Payable Accrued Expenses And Other Liabilities Designated As Accounting Hedge [Member] | Foreign Currency Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Fair Value, Net	19	20
Other Comprehensive Income [Member] | Interest Rate Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Gain (Loss) on Derivative, Net	(3)	2
Other Comprehensive Income [Member] | Interest And Foreign Currency Swaps [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Gain (Loss) on Derivative, Net	1	(7)
Other Comprehensive Income [Member] | Foreign Currency Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Derivative, Gain (Loss) on Derivative, Net	(1)	10
Notional Hedged [Member] | Interest Rate Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Notional Amount of Derivatives	134	153
Notional Hedged [Member] | Interest And Foreign Currency Swaps [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Notional Amount of Derivatives	64	64
Notional Hedged [Member] | Foreign Currency Swap [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Notional Amount of Derivatives	$ 134	$ 159

Derivative Financial Instruments (Details - Non-hedge accounting) (Not Designated as Hedging Instrument [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Accounts Payable Accrued Expenses And Other Liabilities [Member] | Written Options Gmib Liability [Member]
Derivative [Line Items]
Derivative, Fair Value, Net	$ 1,333	$ 903
Other Assets [Member] | Purchased Options Gmib Asset [Member]
Derivative [Line Items]
Derivative, Fair Value, Net	712	480
Other Assets [Member] | Interest Rate Swap [Member]
Derivative [Line Items]
Derivative, Fair Value, Net	33
Guaranteed Minimum Income Benefits Fair Value Gain Loss [Member] | Written Options Gmib Liability [Member]
Derivative [Line Items]
Derivative Gain Loss	504	112
Guaranteed Minimum Income Benefits Fair Value Gain Loss [Member] | Purchased Options Gmib Asset [Member]
Derivative [Line Items]
Derivative Gain Loss	(270)	(57)
Other Revenue [Member] | Guaranteed Minimum Income Benefits Equity Futures [Member]
Derivative [Line Items]
Derivative Gain Loss	4
Other Revenue [Member] | Guaranteed Minimum Death Benefits Equity Futures [Member]
Derivative [Line Items]
Derivative Gain Loss	(45)	(157)
Other Revenue [Member] | Interest Rate Futures Growth Interest [Member]
Derivative [Line Items]
Derivative Gain Loss	(2)
Other Revenue [Member] | Guaranteed Minimum Income Benefits [Member]
Derivative [Line Items]
Derivative Gain Loss	6
Other Revenue [Member] | Guaranteed Minimum Death Benefits [Member]
Derivative [Line Items]
Derivative Gain Loss	31
Other Revenue [Member] | Interest Rate Swap Growth Interest [Member]
Derivative [Line Items]
Derivative Gain Loss	39
Notional [Member] | Written Options Gmib Liability [Member]
Derivative [Line Items]
Notional Amount of Derivatives	1,244	1,134
Notional [Member] | Purchased Options Gmib Asset [Member]
Derivative [Line Items]
Notional Amount of Derivatives	684	624
Notional [Member] | Equity Futures Contract [Member]
Derivative [Line Items]
Notional Amount of Derivatives	994	878
Notional [Member] | Treasury Interest Rate Futures Growth Interest [Member]
Derivative [Line Items]
Notional Amount of Derivatives	29
Notional [Member] | Eurodollar Interest Rate Futures Growth Interest [Member]
Derivative [Line Items]
Notional Amount of Derivatives	598
Notional [Member] | Interest Rate Swap Growth Interest [Member]
Derivative [Line Items]
Notional Amount of Derivatives	$ 240

Investment Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	$ 1,146	$ 1,105	$ 1,014
Fixed Maturities [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	817	788	748
Equity Securities [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	6	6	7
Commercial Mortgage Loans [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	218	221	223
Policy Loans [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	86	90	92
Real Estate [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	(2)	(2)	(1)
Other Investments, including derivatives [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	48	29	(30)
Short-term investments and cash [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	10	11	10
Less Investment Expenses [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Net investment income	$ 37	$ 38	$ 35

Investment Income and Gains and Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Total realized investment losses	$ 62	$ 75	$ (43)
Less income taxes (benefits)	21	25	(17)
Realized investment gains (losses) from continuing operations, net of taxes and noncontrolling interest	41	50	(26)
Impairments Table Details [Abstract]
Credit-related	28	38	93
Other	25	1	13
Total	53	39	106
Realized Investment Results Not Reflected In Revenues Table Details [Abstract]
Separate accounts	210	191	(25)
Investment gains required to adjust future policy benefits for the run-off settlement annuity business	8	18	51
Sales Information For Available For Sale Fixed Maturies Equity Securities [Abstract]
Proceeds from sales	876	826	949
Gross gains on sales	53	46	51
Gross losses on sales	(7)	(3)	(9)
Investment Income And Gains And Losses Text Details [Abstract]
Net Investment Income Not Reflected In Revenues Separate Accounts	207	163	22
Other Than Temporary Impairments On Debt Securities Net	(26)	(1)	(47)
Realized Investment Gains Losses On Hybrid Securities	(7)	7	13
Fixed Maturities [Member]
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Total realized investment losses	50	87	2
Equity Securities [Member]
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Total realized investment losses	(1)	5	12
Commercial Mortgage Loans [Member]
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Total realized investment losses	(16)	(23)	(20)
Real Estate [Member]
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Total realized investment losses	(6)	3	0
Other Investments, including derivatives [Member]
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Total realized investment losses	$ 35	$ 3	$ (37)

Debt (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Debt Details [Abstract]
Commercial Paper Outstanding	$ 100,000,000	$ 100,000,000
Current maturities of long-term debt	4,000,000	452,000,000
Total short-term debt	104,000,000	552,000,000
Statement Line Items [Line Items]
Long-term debt	4,990,000,000	2,288,000,000
Debt Tender Details [Abstract]
Repayments Of Debt	449,000,000
Debt Issuance Details [Abstract]
Issuance of Long Term Debt Gross Proceeds	2,100,000,000
Maturities Of Debt and Capital Leases [Abstract]
Future Maturities of Debt and Capital Leases in 2012	4,000,000
Future Maturities of Debt and Capital Leases in 2013	6,000,000
Future Maturities of Debt and Capital Leases in 2014	23,000,000
Future Maturities of Debt and Capital Leases in 2015	0
Future Maturities of Debt and Capital Leases in 2016	600,000,000
Future Maturities of Debt and Capital Leases for Years After 2016	remainder
Interest Expense [Abstract]
Interest Expense on Long-term Debt, Short-term Debt and Capital Leases	202,000,000	182,000,000	166,000,000
Commercial Paper (Details) [Abstract]
Commercial Paper Outstanding	100,000,000	100,000,000
Letters of Credit (Details) [Abstract]
Revolving Credit and Letter of Credit Agreement Term	5
Revolving Credit And Letter Of Credit Agreement	1,500,000,000
Lettersof Credit Current Borrowing Capacity	500,000,000
Number Of Banks Participating In Revolving Credit And Letter Of Credit Agreement	16
Revolving Credit And Letter Of Credit Agreement Three Banks Percentage Commitment	12.00%
Revolving Credit And Letter Of Credit Agreement Remaining Thirteen Banks Percentage Committment	64.00%
Credit Facility Maximum Borrowing Capacity	2,000,000,000
Revolving Credit And Letter Of Credit Agreement End Date	June 2016
Revolving Credit And Letter Of Credit Agreement Covenants	maintain a total debt to adjusted capital ratio at or below 0.50 to 1.00
Credit Facility Remaining Borrowing Capacity	3,700,000,000
Short-term and Long-term Debt Outstanding	5,100,000,000
Letters of Credit Outstanding, Amount	118,000,000
Notes due 2016 2.75% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	600,000,000	0
Effective interest rate	2.94%
Percentage of principal amount to be redeemed	100.00%
Basis Points Added To Treasury Rate	30
Long Term Debt Face Value	600,000,000
Interest rate of long term debt issued	2.75%
Notes due 2017 5.375% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	250,000,000	250,000,000
Notes due 2018 6.35% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	131,000,000	131,000,000
Basis Points Added To Treasury Rate		45
Interest rate of long term debt issued		6.35%
Debt Tender Details [Abstract]
Tender Offer Price And Discount Rate		The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10 year Treasury rate plus a fixed spread of 45 basis points.
Debt Tender Pricing Yield		3.92%
Amount Of Debt Tendered		169,000,000
Repayments Of Debt		198,000,000
Payments Of Debt Extinguishment Costs		18,000,000
Notes due 2019 8.5% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	251,000,000	251,000,000
Basis Points Added To Treasury Rate		100
Interest rate of long term debt issued		8.50%
Debt Tender Details [Abstract]
Tender Offer Price And Discount Rate		The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10 year Treasury rate plus a fixed spread of 100 basis points.
Debt Tender Pricing Yield		4.13%
Amount Of Debt Tendered		99,000,000
Repayments Of Debt		130,000,000
Payments Of Debt Extinguishment Costs		21,000,000
Notes due 2020 4.375% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	249,000,000	249,000,000
Effective interest rate		5.10%
Percentage of principal amount to be redeemed		100.00%
Basis Points Added To Treasury Rate		25
Long Term Debt Face Value		250,000,000
Interest rate of long term debt issued		4.38%
Notes due 2020 5.125% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	299,000,000	299,000,000
Effective interest rate		5.36%
Percentage of principal amount to be redeemed		100.00%
Basis Points Added To Treasury Rate		25
Long Term Debt Face Value		300,000,000
Interest rate of long term debt issued		5.13%
Notes due 2021 6.37% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	78,000,000	78,000,000
Notes Due 2021 4.5% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	298,000,000	0
Effective interest rate	4.68%
Percentage of principal amount to be redeemed	100.00%
Basis Points Added To Treasury Rate	20
Long Term Debt Face Value	300,000,000
Interest rate of long term debt issued	4.50%
Notes due 2022 4% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	743,000,000	0
Effective interest rate	4.35%
Percentage of principal amount to be redeemed	100.00%
Basis Points Added To Treasury Rate	35
Long Term Debt Face Value	750,000,000
Interest rate of long term debt issued	4.00%
Notes due 2023 7.65% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	100,000,000	100,000,000
Notes due 2023 8.3% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	17,000,000	17,000,000
Debentures due 2027 7.875% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	300,000,000	300,000,000
Step Down Notes Due 2033 8.3% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	83,000,000	83,000,000
Notes due 2036 6.15% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	500,000,000	500,000,000
Notes Due 2041 5.875% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	298,000,000	0
Effective interest rate	6.01%
Percentage of principal amount to be redeemed	100.00%
Basis Points Added To Treasury Rate	25
Long Term Debt Face Value	300,000,000
Interest rate of long term debt issued	5.88%
Notes due 2042 5.375% Interest [Member]
Statement Line Items [Line Items]
Long-term debt	750,000,000	0
Effective interest rate	5.54%
Percentage of principal amount to be redeemed	100.00%
Basis Points Added To Treasury Rate	40
Long Term Debt Face Value	750,000,000
Interest rate of long term debt issued	5.38%
Other Long Term Debt [Member]
Statement Line Items [Line Items]
Long-term debt	$ 43,000,000	$ 30,000,000

Common and Preferred Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	0 Months Ended	12 Months Ended
	Feb. 23, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule Of Issued Shares Parantheticals [Abstract]
Common stock par value		$ 0.25	$ 0.25
Common Stock Shares Authorized		600,000,000	600,000,000
Common And Preferred Stock Text Details [Abstract]
Preferred Stock Shares Outstanding (Qualitative)		No
Preferred Stock, Shares Authorized		25,000,000
Preferred Stock, Par or Stated Value Per Share		$ 1
600,000 shares authorized
Outstanding - January 1		271,880,000	274,257,000
Stock Issued During Period, Shares, New Issues		15,200,000	0
Shares Issued For Benefit Plans In Period		3,735,000	3,805,000
Repurchase of common stock		(5,282,000)	(6,182,000)
Outstanding - December 31		285,533,000	271,880,000	274,257,000
Treasury stock		80,612,000	79,066,000
Issued - December 31		366,000,000	351,000,000
Common Stock Issuance Text Details [Abstract]
Cost of Common Stock Issued Per Share		$ 42.75
Issuance of common stock		$ 734	$ 64	$ 30
Proceeds From Issuance Of Common Stock Net		629
Proceeds From Issuance Of Common Stock Gross		650
Stock Repurchase Program, Remaining Authorized Repurchase Amount	522
Payments For Repurchase Of Common Stock		$ 225	$ 201	$ 0

Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net unrealized appreciation, securities pre-tax:
Net unrealized appreciation (depreciation) on securities arising during the period pre-tax	$ 366	$ 319	$ 843
Reclassification adjustment for (gains) losses included in shareholders' net income pre-tax	(49)	(92)	(14)
Net unrealized appreciation (depreciation), securities pre-tax	317	227	829
Net unrealized appreciation (depreciation) derivatives pre-tax	1	8	(30)
Net translation of foreign currencies pre-tax	(21)	40	54
Postretirement benefits liability adjustment pre-tax:
Reclassification adjustment for amortization of net losses from past experience and prior service costs pre-tax	22	10	7
Curtailment gain pre-tax			(46)
Net change arising from assumption and plan changes and experience	(580)	(311)	(107)
Net postretirement benefits liability adjustment pre-tax	(558)	(301)	(146)
Net unrealized appreciation, securities tax (expense) benefit:
Net unrealized appreciation (depreciation) on securities arising during the period tax (expense) benefit	(127)	(109)	(292)
Reclasification adjustment for (gains) losses included in shareholders' net income tax (expense) benefit	18	32	3
Net unrealized appreciation (depreciation), securities tax (expense) benefit	(109)	(77)	(289)
Net unrealized appreciation (depreciation) derivatives tax (expense) benefit	0	(2)	13
Net translation of foreign currencies tax (expense) benefit	(1)	(7)	(15)
Postretirement benefits liability adjustment tax (expense) benefit:
Reclassification adjustment for amortization of net losses from past experience and prior service costs tax (expense) benefit	(7)	(4)	(3)
Curtailment gain tax (expense) benefit			16
Net change arising from assumption and plan changes and experience tax (expense) benefit	205	116	36
Net postretirement benefits liability adjustment tax (expense) benefit	198	112	49
Net realized appreciation, securities after-tax:
Net unrealized appreciation (depreciation) on securities arising during the period after-tax	239	210	551
Reclassification adjustment for (gains) losses included in shareholders' net income after-tax	(31)	(60)	(11)
Net unrealized appreciation (depreciation), securities after-tax	208	150	540
Net unrealized appreciation (depreciation), derivatives after-tax	1	6	(17)
Net translation of foreign currencies after-tax	(22)	33	39
Postretirement benefits liability adjustment after-tax:
Reclassification adjustment for amortization of net losses from past experience and prior service costs after-tax	15	6	4
Curtailment gain after-tax			(30)
Net change arising from assumption and plan changes and experience after-tax	(375)	(195)	(71)
Net postretirement benefits liability adjustment after-tax	$ (360)	$ (189)	$ (97)

Shareholders Equity and Dividend Restrictions (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule Of Statutory Net Income And Surplus Details [Abstract]
Statutory net income	$ 953,000,000	$ 1,697,000,000	$ 1,088,000,000
Statutory Surplus	5,286,000,000	5,107,000,000	4,728,000,000
Shareholders Equity And Dividends Restrictions Text Details [Abstract]
Statutory carrying value of investments on deposit with state departments of insurance	306,000,000
Maximum dividend distribution the Company's life insurance and HMO subsidiaries may make next year	900,000,000
Restricted net assets of the Company	6,900,000,000
Amount one of the Company's life insurance subisdiaries is permitted to loan up to the parent without prior approval	$ 600,000,000

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Income Taxes [Abstract]
U.S. income	$ 320	$ 267	$ 211
Foreign income	58	45	48
State income	20	19	16
Deferred Income Taxes [Abstract]
Deferred Federal Tax Expense Benefit	193	187	286
Deferred Foreign Tax Expense Benefit	23	8	(3)
Deferred State And Local Tax Expense Benefit	1	(7)	1
Reconciliation of total taxes to nominal federal rate details [Abstract]
Effective Income Tax Rate Reconciliation At Federal Statutory Income Amount	657	631	649
Effective Income Tax Rate Reconciliation Tax Exempt Income Amount	(29)	(31)	(31)
Effective Income Tax Rate Reconciliation Deductions Dividends Amount	(4)	(3)	(3)
Effective Income Tax Rate Reconciliation Tax Settlements Domestic Amount	(30)		(27)
Effective Income Tax Rate Reconciliation State And Local Income Taxes Amount	14	9	12
Effective Income Tax Rate Reconciliation Change In Deferred Tax Assets Valuation Allowance Amount	5	(93)	(2)
Effective Income Tax Rate Reconciliation Other Adjustments Amount	19	17	3
Total taxes	615	519	559
Deferred tax assets [Abstract]
Employee and retiree benefit plans	829	746
Investments, net	108	100
Other insurance and contractholder liabilities	443	391
Deferred gain on sale of business	46	58
Policy acquisition expenses	151	154
Loss carryforwards	8	76
Other accrued liabilities	109	107
Bad debt expense	17	18
Other	37	37
Deferred tax assets before valuation allowance	1,748	1,687
Valuation allowance for deferred tax assets	(45)	(26)
Deferred tax assets, net of valuation allowance	1,703	1,661
Deferred tax liabilities [Abstract]
Depreciation and amortization	377	314
Foreign operations, net	128	130
Unrealized appreciation (depreciation) on investments and foreign currency translation	395	287
Total deferred tax liabilities	900	731
Net deferred income tax assets	803	930
Reconciliation of unrecognized tax benefits details [Abstract]
Balance at January 1,	177	214	164
Increase (decrease) due to prior year positions	(113)	(55)	5
Increase due to current year positions	7	34	76
Reduction in net unrecognized tax benefit resulting from IRS examination	(17)	(13)	(28)
Reduction related to lapse of applicable statute of limitations	(2)	(3)	(3)
Balance at December 31,	52	177	214
Permanently Invested Foreign Earnings [Line Items]
Increase to shareholders' net income for change in foreign tax practices	(17)	(11)	(42)
Unrecognized deferred tax liabilities related to investments in South Korean and Hong Kong subsidiaries	70
Income Taxes Text Details [Abstract]
Amount included in unrecognized tax benefits that would impact net income if recognized	21
Liability for net interest and penalties	2	14	13
Effect of IRS examination to shareholders' net income	24		21
Income tax benefit related to IRS examination	33
Pre-tax charge associated with IRS examination	9
Effect of IRS examination to income from continuing operations			20
Effect of IRS examination to income from discontinued operations			1
Income Tax Examination Penalties Reduced From Examination Income Tax Expense			17
Income Tax Examination Penalties Reduced From Examination Pretax Charge			9
Reduction of interest and penalties resulting from IRS examination	11		13
Effect of new legislation	8
Unrecognized Tax Benefits Decreases Resulting From Examinations	11		8
Valuation Allowance [Line Items]
Valuation Allowance, Amount	15
South Korea [Member]
Permanently Invested Foreign Earnings [Line Items]
Increase to shareholders' net income for change in foreign tax practices	(13)	(16)	(42)
Hong Kong [Member]
Permanently Invested Foreign Earnings [Line Items]
Increase to shareholders' net income for change in foreign tax practices	$ (4)	$ 5

Employee Incentive Plans (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Compensation Costs And Related Tax Benefits Table Details [Abstract]
Compensation costs	$ 61,000,000	$ 49,000,000	$ 42,000,000
Tax benefits	14,000,000	12,000,000	15,000,000
Status of, and changes in, common stock options details [Abstract]
Options outstanding - January 1	12,093,000	13,751,000	12,258,000
Options Granted	1,546,000	1,846,000	4,709,000
Options Exercised	(3,480,000)	(2,565,000)	(1,167,000)
Options Expired or canceled	(578,000)	(939,000)	(2,049,000)
Options outstanding - December 31	9,581,000	12,093,000	13,751,000
Options Exercisable - Number (in thousands)	6,147,000	7,656,000	8,578,000
Weighted Average Exercise Price - Options Outstanding - January 1	$ 31.1	$ 29.34	$ 35.48
Weighted Average Exercise Price - Options Granted	$ 42.36	$ 34.64	$ 14.15
Weighted Average Exercise Price - Options Exercised	$ 27.93	$ 24.31	$ 25.32
Weighted Average Exercise Price - Options Expired or canceled	$ 33.61	$ 30.86	$ 33.42
Weighted Average Exercise Price - Options Outstanding - December 31	$ 33.92	$ 31.1	$ 29.34
Options Exercisable - Weighted Average Exercise Price	$ 34.94	$ 34.42	$ 33.53
Information For Stock Options Exercised Details [Abstract]
Intrinsic value of options exercised	53,000,000	30,000,000	7,000,000
Cash received for options exercised	97,000,000	62,000,000	30,000,000
Excess tax benefits realized from options exercised	10,000,000	5,000,000	0
Information for Outstanding Common Stock Options [Abstract]
Options Outstanding - Number (in thousands)	9,581,000	12,093,000	13,751,000
Options Outstanding - Total intrinsic value	91,000,000
Options Outstanding - Weighted Average Exercise Price	$ 33.92	$ 31.1	$ 29.34
Options Outstanding - Weighted average remaining contractual life	6.1
Options Exercisable - Number (in thousands)	6,147,000	7,656,000	8,578,000
Options Exercisable - Total Intrinsic Value	56,000,000
Options Exercisable - Weighted Average Exercise Price	$ 34.94	$ 34.42	$ 33.53
Options Exercisable - Weighted Average Remaining Contractual Life	4.9
Assumptions For Fair Value of Options Granted Details [Abstract]
Dividend Yield	0.10%	0.10%	0.30%
Expected Volatility	40.00%	40.00%	40.00%
Risk-free Interest Rate	1.70%	1.90%	1.60%
Expected Option Life	4	4	4
Status of, and changes in, restricted stock grants details [Abstract]
Number of grants/units outstanding - January 1	4,306,000	4,113,000	2,347,000
Number of grants/units awarded	945,000	1,155,000	2,678,000
Number of grants/units vested	(564,000)	(541,000)	(557,000)
Number of grants/units forfeited	(441,000)	(421,000)	(355,000)
Number of grants/units outstanding - December 31	(4,246,000)	(4,306,000)	(4,113,000)
Weighted average fair value at award date of RSGs outstanding - January 1	$ 27.7	$ 27.65	$ 40.53
Weighted average fair value at award date of RSGs awarded	$ 42.62	$ 34.63	$ 18.14
Weighted average fair value at award date of RSGs vested	$ 42.79	$ 40.87	$ 32
Weighted average fair value at award date of RSGs forfeited	$ 28.99	$ 29.28	$ 33.79
Weighted average fair value at award date of RSGs outstanding - December 31	$ 28.88	$ 27.7	$ 27.65
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Strategic Performance Shares Nonvested Roll Forward [Abstract]
Number of grants/units outstanding - January 1	430,000	0
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Strategic Performance Shares Grants In Period	529,000	480,000
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Strategic Performance Shares Forfeited In Period	(125,000)	(50,000)
Number of grants/units outstanding - December 31	834,000	430,000	0
Weighted average fair value at award date of Strategic Performance Shares outstanding - January 1	$ 34.73	$ 0
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Strategic Performance Shares Grants In Period Weighted Average Grant Date Fair Value	$ 42.92	$ 34.73
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Strategic Performance Shares Forfeited In Period Weighted Average Grant Date Fair Value	$ 37.92	$ 34.65
Weighted average fair value at award date of Strategic Performance Shares outstanding - December 31	$ 39.45	$ 34.73	$ 0
Employee Incentive Plans Text Details [Abstract]
Number of shares of common stock available for award	11,700,000	7,500,000	23,300,000
Stock option vesting period	one to five years
Stock option expiration period	no later than 10 years from grant date
Weighted average fair value of options granted under employee incentive plans	$ 13.96	$ 11.56	$ 4.6
Fair value of vested restricted stock	24,000,000	18,000,000	10,000,000
Number Of Employees Holding Restricted Stock Grants And Units	2,900
Number Of Restricted Stock Grants And Units Held	4,200,000
Number Of Employees Holding Strategic Performance Shares Grants And Units	67
Number Of Strategic Performance Shares Grants And Units Held	830,000
Strategic Performance Shares Market Condition	50.00%
Strategic Performance Shares Performance Condition	50.00%
Lower Range Shares Awarded In Company Stock	0.00%
Upper Range Shares Awarded In Company Stock	200.00%
Stock Options [Member]
Employee Incentive Plan Aggregate Disclosures [Line Items]
Compensation expense related to non-vested share-based awards	18,000,000
Period in which compensation expense will be recognized	2
Restricted Stock Grants And Units [Member]
Employee Incentive Plan Aggregate Disclosures [Line Items]
Compensation expense related to non-vested share-based awards	66,000,000
Period in which compensation expense will be recognized	3
Strategic Performance Units [Member]
Employee Incentive Plan Aggregate Disclosures [Line Items]
Compensation expense related to non-vested share-based awards	$ 19,000,000
Period in which compensation expense will be recognized	2

Leases Rentals and Outsourced Service Arrangements (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Leases Rentals And Outsourced Service Arrangements Details [Abstract]
Rental expense for operating leases	$ 115	$ 127	$ 138
Future net minimum rental payments under non-cancelable operating leases	547
Future minimum rental payments under non-cancelable operating leases payable in one year	108
Future minimum rental payments under non-cancelable operating leases payable in two years	97
Future minimum rental payments under non-cancelable operating leases payable in three years	83
Future minimum rental payments under non-cancelable operating leases payable in four years	67
Future minimum rental payments under non-cancelable operating leases payable in five years	52
Future minimum rental payments under non-cancelable operating leases payable after five years	140
Service period for outsourced service arrangements with third parties range low	7
Service period for outsourced service arrangements with third parties range high	8
Other operating expense related to outsourced service agreements	$ 116	$ 114	$ 115

Segment Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Medical Premiums [Abstract]
Total premiums and fees									$ 19,089	$ 18,393	$ 16,041
Mail order pharmacy revenues									1,447	1,420	1,282
Other revenues									244	254	116
Net investment income									1,146	1,105	1,014
Total revenues	5,460	5,610	5,507	5,411	5,427	5,264	5,352	5,204	21,988	21,247	18,410
Total taxes									615	519	559
Segment income from continuing operations									1,219	1,229	1,317
Realized Investment Gains Losses From Continuing Operations [Abstract]
Total realized investment losses									62	75	(43)
Less income taxes (benefits)									21	25	(17)
Realized investment gains (losses) from continuing operations, net of taxes and noncontrolling interest									41	50	(26)
Shareholders' income from continuing operations									1,260	1,279	1,291
Segment Information Text Details [Abstract]
Income Loss From Continuing Operations Before Income Taxes Foreign Percentage									15.00%	13.00%	9.00%
Medicare Part D Fees									61	57	41
South Korean Percentage Of International Segment's Revenues									31.00%	32.00%
South Korean Percentage Of International Segment's Earnings									50.00%	53.00%
Medical [Member]
Revenues By Product [Line Items]
Premiums and fees, mail order pharmacy revenues and other revenues									14,568	14,253	12,089
Disability [Member]
Revenues By Product [Line Items]
Premiums and fees, mail order pharmacy revenues and other revenues									1,280	1,162	1,063
Life Accident And Health [Member]
Revenues By Product [Line Items]
Premiums and fees, mail order pharmacy revenues and other revenues									3,103	2,839	2,748
Mail Order Pharmacy [Member]
Revenues By Product [Line Items]
Premiums and fees, mail order pharmacy revenues and other revenues									1,447	1,420	1,282
Other Products [Member]
Revenues By Product [Line Items]
Premiums and fees, mail order pharmacy revenues and other revenues									382	393	257
Health Care Segment [Member]
Medical Premiums [Abstract]
Guaranteed cost									4,176	3,929	3,380
Experience-rated									1,934	1,823	1,699
Stop loss									1,451	1,287	1,274
Dental									894	804	731
Medicare	489				1,470				489	1,470	595
Medicare Part D									624	558	342
Other									600	543	515
Total medical									10,168	10,414	8,536
Life and other non-medical									77	103	179
Total premiums									10,245	10,517	8,715
Fees									2,936	2,802	2,669
Total premiums and fees									13,181	13,319	11,384
Mail order pharmacy revenues									1,447	1,420	1,282
Other revenues									234	266	262
Net investment income									274	243	181
Total revenues									15,136	15,248	13,109
Total taxes									556	476	399
Segment income from continuing operations									991	861	731
Disability And Life Segment [Member]
Medical Premiums [Abstract]
Life									1,256	1,238	1,301
Disability									1,268	1,167	1,057
Other									256	262	276
Total premiums and fees									2,780	2,667	2,634
Other revenues									0	123	113
Net investment income									267	261	244
Total revenues									3,047	3,051	2,991
Total taxes									109	120	109
Segment income from continuing operations									287	291	284
International Segment [Member]
Medical Premiums [Abstract]
Health Care									1,464	1,037	884
Supplemental Health, Life and Accident									1,526	1,231	998
Total premiums and fees									2,990	2,268	1,882
Other revenues									17	25	18
Net investment income									96	82	69
Total revenues									3,103	2,375	1,969
Total taxes									100	93	35
Segment income from continuing operations									219	177	173
Realized Investment Gains Losses From Continuing Operations [Abstract]
Equity in income of investees									8	10	8
Revenues By Product [Line Items]
Premiums and fees, mail order pharmacy revenues and other revenues									3,007	2,293	1,900
Run Off Reinsurance Segment [Member]
Medical Premiums [Abstract]
Total premiums and fees									20	(133)	(254)
Net investment income									103	114	113
Total revenues									123	(19)	(141)
Total taxes									(99)	(136)	93
Segment income from continuing operations									(183)	26	185
Other Operations Segment [Member]
Medical Premiums [Abstract]
Total premiums and fees									169	174	176
Net investment income									400	404	407
Total revenues									569	578	583
Total taxes									29	39	31
Segment income from continuing operations									89	85	86
Corporate Segment [Member]
Medical Premiums [Abstract]
Other revenues									(58)	(62)	(58)
Net investment income									6	1	0
Total revenues									(52)	(61)	(58)
Total taxes									(101)	(98)	(91)
Segment income from continuing operations									(184)	(211)	(142)
Total Segment Reporting [Member]
Medical Premiums [Abstract]
Total taxes									$ 615	$ 519	$ 559

Contingencies and Other Matters (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Contingencies And Other Matters Details [Abstract]
Guaranteed Separate Accounts Liability	$ 1,700,000,000
Separate Accounts Liability Sold Business Percent Reinsured	75.00%
Underlying mutual fund investment values for Guaranteed Minimum Income Benefits	1,100,000,000
Maximum potential undiscounted payments under Guaranteed Minimum Income Benefits assumptions	1,200,000,000
Percentage of Guaranteed Minimum Income Benefit assets reinsured externally	55.00%	55.00%
Indemnification Obligations To Lenders	292,000,000
Liabilities Required Indemnification Obligations Real Estate Joint Ventures	no
Leased equipment value deficiency guarantees	44,000,000
Guarantee For Lease Shortfall Expiring 2012	28,000,000
Guarantee For Lease Shortfall Expiring 2016	16,000,000
Guarantee Liability For Lease Shortfall	14,000,000
Liabilities Required Indemnification Obligations Acquisitions and Dispositions	no liabilities
Percentage of Administrative Service Only fees at risk for performance guarantees	14.00%
Percentage of ASO fees reimbursed for performance guarantees	1%
Guarantees to banks to settle claim checks processed by the company for administrative service only customers	390,000,000
Charges for administrative service only bank guarantees Text String	no material charges
Charges for administrative service only bank guarantees		3,000,000
Percent reduction in exposure of guarantees to banks since balance sheet date	94.00%
Liabilities Required Bank Service Guarantees	no
Estimated Potential Guaranty Fund Assessments Range	40
Amara cash balance pension plan litigation charge pre tax	82,000,000
Amara cash balance pension plan litigation charge after tax	53,000,000
Contribution to establishment of non-profit resulting from Ingenix	$ 10,000,000
After Tax Charges For Guaranty Fund Assessments	not material	not material

Quarterly Financial Data (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Quarterly Results [Abstract]
Total revenues	$ 5,460	$ 5,610	$ 5,507	$ 5,411	$ 5,427	$ 5,264	$ 5,352	$ 5,204	$ 21,988	$ 21,247	$ 18,410
Income from Continuing Operations before Income Tax (Foreign)	432	273	592	579	524	447	423	408
Shareholders' net income	273	183	391	413	445	294	282	258	1,260	1,279	1,292
Shareholders Net Income Per Share [Abstract]
Shareholders net income per share basic	$ 0.99	$ 0.68	$ 1.46	$ 1.53	$ 1.65	$ 1.09	$ 1.03	$ 0.94	$ 4.65	$ 4.69	$ 4.71
Shareholders net income per share diluted	$ 0.98	$ 0.67	$ 1.43	$ 1.51	$ 1.63	$ 1.08	$ 1.02	$ 0.93	$ 4.59	$ 4.65	$ 4.69
Stock And Dividend Data [Abstract]
Price Range Common Stock High	$ 47.61	$ 52.95	$ 51.81	$ 44.29	$ 38.53	$ 36.03	$ 37.61	$ 39.26
Price Range Common Stock Low	$ 38.82	$ 40.24	$ 42.8	$ 36.76	$ 34.33	$ 29.12	$ 30.78	$ 32
Dividends Declared Per Share	$ 0	$ 0	$ 0	$ 0.04	$ 0	$ 0	$ 0	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Quarterly Financial Data Text Details [Abstract]
Quarterly Financial Information Quarterly Charges And Credits Amount Affecting Comparability Loss On Reinsurance Transaction					(10)
Quarterly Financial Information Quarterly Charges And Credits Amount Affecting Comparability Resolution Federal Tax Matter				24	101
Quarterly Financial Information Quarterly Charges And Credits Amount Affecting Comparability Loss Early Extinguishment Debt					(39)
Quarterly Financial Information Quarterly Charges And Credits Amount Affecting Comparability Acquisition Costs	(31)
Quarterly Financial Information Quarterly Guaranteed Income Benefits Expense After Tax	$ 7	$ (134)	$ (21)	$ 13	$ 85	$ (10)	$ (104)	$ 5

Schedule I - Summary of Investments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
US Government and Government Agencies and Authorities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	$ 552
Summary of Investments, Other than Investments in Related Parties, Fair Value	958
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	958
US States and Political Subdivisions Debt Securities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	2,185
Summary of Investments, Other than Investments in Related Parties, Fair Value	2,456
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	2,456
Foreign Government Debt [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	1,173
Summary of Investments, Other than Investments in Related Parties, Fair Value	1,274
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	1,274
Public Utility, Bonds [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	84
Summary of Investments, Other than Investments in Related Parties, Fair Value	88
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	88
All Other Corporate Bonds [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	9,378
Summary of Investments, Other than Investments in Related Parties, Fair Value	10,401
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	10,401
Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	9
Summary of Investments, Other than Investments in Related Parties, Fair Value	9
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	9
Commercial Mortgage Loans [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	74
Summary of Investments, Other than Investments in Related Parties, Fair Value	80
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	80
Asset-backed Securities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	778
Summary of Investments, Other than Investments in Related Parties, Fair Value	927
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	927
Mandatorily Redeemable Preferred Stock [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	24
Summary of Investments, Other than Investments in Related Parties, Fair Value	24
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	24
Fixed Maturities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	14,257
Summary of Investments, Other than Investments in Related Parties, Fair Value	16,217
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	16,217
Industrial, Miscellaneous, and All Others [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	25
Summary of Investments, Other than Investments in Related Parties, Fair Value	27
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	27
Nonredeemable Preferred Stock [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	99
Summary of Investments, Other than Investments in Related Parties, Fair Value	73
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	73
Equity Securities, Investment Summary [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	124
Summary of Investments, Other than Investments in Related Parties, Fair Value	100
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	100
Mortgage Loans on Real Estate [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	3,301
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	3,301
Policy Loans [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	1,502
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	1,502
Real Estate Entities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	87
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	87
Other Investments, including derivatives [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	1,014
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	1,058
Short-term Investments [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	225
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	$ 225

Schedule II - Condensed Financial Information (Details) (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Benefits and Expenses
Other operating expenses									$ 6,185,000,000	$ 5,988,000,000	$ 5,491,000,000
Income from Continuing Operations									1,261,000,000	1,283,000,000	1,294,000,000
Income from discontinued operations, net of taxes									0	0	(1,000,000)
Shareholders' net income	273,000,000	183,000,000	391,000,000	413,000,000	445,000,000	294,000,000	282,000,000	258,000,000	1,260,000,000	1,279,000,000	1,292,000,000
Assets
Other assets, including other intangibles	1,750,000,000				1,222,000,000				1,750,000,000	1,222,000,000
Total assets	50,697,000,000				45,393,000,000				50,697,000,000	45,393,000,000
Liabilities Abstract
Long-term debt	4,990,000,000				2,288,000,000				4,990,000,000	2,288,000,000
Nonrecourse obligations	0				0				0	0
Total liabilities	42,703,000,000				39,019,000,000				42,703,000,000	39,019,000,000
Shareholders Equity [Abstract]
Common stock (par value per share, $0.25; shares issued,366, 351; authorized, 600)	92,000,000				88,000,000				92,000,000	88,000,000
Additional paid-in capital	3,188,000,000				2,534,000,000				3,188,000,000	2,534,000,000
Accumulated Other Comprehensive Income Loss Available For Sale Fixed Securities Adjustment Net Of Tax	739,000,000				529,000,000				739,000,000	529,000,000
Accumulated Other Comprehensive Income Loss Available For Sale Equity Securities Adjustment Net Of Tax	1,000,000				3,000,000				1,000,000	3,000,000
Net unrealized depreciation, derivatives	(23,000,000)				(24,000,000)				(23,000,000)	(24,000,000)
Net translation foreign currencies	3,000,000				25,000,000				3,000,000	25,000,000
Postretirement benefits liability adjustment	1,507,000,000				1,147,000,000				1,507,000,000	1,147,000,000
Accumulated other comprehensive loss (BS)	(787,000,000)				(614,000,000)				(787,000,000)	(614,000,000)
Retained earnings (BS)	10,787,000,000				9,590,000,000				10,787,000,000	9,590,000,000
Less treasury stock, at cost	5,286,000,000				5,242,000,000				5,286,000,000	5,242,000,000
Total Equity	7,994,000,000				6,374,000,000				7,994,000,000	6,374,000,000	5,210,000,000	3,398,000,000
Total liabilities and equity	50,697,000,000				45,393,000,000				50,697,000,000	45,393,000,000
Consolidated Statements of Cash Flows
Shareholders' net income	273,000,000	183,000,000	391,000,000	413,000,000	445,000,000	294,000,000	282,000,000	258,000,000	1,260,000,000	1,279,000,000	1,292,000,000
Income from discontinued operations, net of taxes									0	0	(1,000,000)
Cash Dividends Paid to Parent Company by Consolidated Subsidiaries									1,135,000,000	1,050,000,000	650,000,000
Accounts payable accrued expenses and other liabilities									344,000,000	(272,000,000)	(1,321,000,000)
Other, net									30,000,000	(5,000,000)	(44,000,000)
Net cash provided by operating activities									1,491,000,000	1,743,000,000	745,000,000
Net change in short-term debt, primarily commercial paper									(451,000,000)	(270,000,000)	(200,000,000)
Issuance of Long Term Debt Gross Proceeds									2,100,000,000
Issuance of common stock									734,000,000	64,000,000	30,000,000
Common dividends paid									11,000,000	11,000,000	11,000,000
Payments For Repurchase Of Common Stock									225,000,000	201,000,000	0
Net cash provided by financing activities									2,867,000,000	274,000,000	307,000,000
Net increase in cash and cash equivalents									3,085,000,000	681,000,000	(418,000,000)
Cash and cash equivalents, January 1,				1,605,000,000				924,000,000	1,605,000,000	924,000,000	1,342,000,000
Cash and cash equivalents, December 31,	4,690,000,000				1,605,000,000				4,690,000,000	1,605,000,000	924,000,000
Debt Details Table [Abstract]
Commercial Paper Outstanding	100,000,000				100,000,000				100,000,000	100,000,000
Current maturities of long-term debt	4,000,000				452,000,000				4,000,000	452,000,000
Short-term debt	104,000,000				552,000,000				104,000,000	552,000,000
Long-term debt	4,990,000,000				2,288,000,000				4,990,000,000	2,288,000,000
Notes To Condensed Statements Details [Abstract]
Revolving Credit and Letter of Credit Agreement Term									5
Revolving Credit And Letter Of Credit Agreement	1,500,000,000								1,500,000,000
Lettersof Credit Current Borrowing Capacity	500,000,000								500,000,000
Number Of Banks Participating In Revolving Credit And Letter Of Credit Agreement	16								16
Revolving Credit And Letter Of Credit Agreement Remaining Thirteen Banks Percentage Committment	64.00%								64.00%
Credit Facility Maximum Borrowing Capacity	2,000,000,000								2,000,000,000
Revolving Credit And Letter Of Credit Agreement Covenants	maintain a total debt to adjusted capital ratio at or below 0.50 to 1.00								maintain a total debt to adjusted capital ratio at or below 0.50 to 1.00
Credit Facility Remaining Borrowing Capacity	3,700,000,000								3,700,000,000
Short-term and Long-term Debt Outstanding	5,100,000,000								5,100,000,000
Letters of Credit Outstanding, Amount	118,000,000								118,000,000
Repayments Of Debt									449,000,000
Future Maturities of Debt and Capital Leases in 2012	4,000,000								4,000,000
Future Maturities of Debt and Capital Leases in 2013	6,000,000								6,000,000
Future Maturities of Debt and Capital Leases in 2014	23,000,000								23,000,000
Future Maturities of Debt and Capital Leases in 2015	0								0
Future Maturities of Debt and Capital Leases in 2016	600,000,000								600,000,000
Long Term Debt Maturities Repayments Of Principal And Capital Leases After Year Five	remainder								remainder
Interest Expense on Long-term Debt, Short-term Debt and Capital Leases									202,000,000	182,000,000	166,000,000
Proceeds From Issuance Of Common Stock Net									629,000,000
Proceeds From Issuance Of Common Stock Gross									650,000,000
Stock Issued During Period, Shares, New Issues									15,200	0
Cost of Common Stock Issued Per Share	$ 42.75								$ 42.75
Interest paid									185,000,000	180,000,000	158,000,000
Notes due 2016 2.75% Interest [Member]
Liabilities Abstract
Long-term debt	600,000,000				0				600,000,000	0
Debt Details Table [Abstract]
Long-term debt	600,000,000				0				600,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	600,000,000								600,000,000
Debt Instrument Interest Rate Stated Percentage	2.75%								2.75%
Pecentage Redemption Principal Amount Of Note									100.00%
Basis Points Added To Treasury Rate									30
Debt Instrument Interest Rate Basis Effective Rate	2.94%								2.94%
Notes due 2017 5.375% Interest [Member]
Liabilities Abstract
Long-term debt	250,000,000				250,000,000				250,000,000	250,000,000
Debt Details Table [Abstract]
Long-term debt	250,000,000				250,000,000				250,000,000	250,000,000
Notes due 2018 6.35% Interest [Member]
Liabilities Abstract
Long-term debt	131,000,000				131,000,000				131,000,000	131,000,000
Debt Details Table [Abstract]
Long-term debt	131,000,000				131,000,000				131,000,000	131,000,000
Notes To Condensed Statements Details [Abstract]
Debt Instrument Interest Rate Stated Percentage					6.35%					6.35%
Basis Points Added To Treasury Rate										45
Repayments Of Debt										198,000,000
Debt Tender Pricing Yield										3.92%
Amount Of Debt Tendered										169,000,000
Payments Of Debt Extinguishment Costs										18,000,000
Notes due 2019 8.5% Interest [Member]
Liabilities Abstract
Long-term debt	251,000,000				251,000,000				251,000,000	251,000,000
Debt Details Table [Abstract]
Long-term debt	251,000,000				251,000,000				251,000,000	251,000,000
Notes To Condensed Statements Details [Abstract]
Debt Instrument Interest Rate Stated Percentage					8.50%					8.50%
Basis Points Added To Treasury Rate										100
Repayments Of Debt										130,000,000
Debt Tender Pricing Yield										4.13%
Amount Of Debt Tendered										99,000,000
Payments Of Debt Extinguishment Costs										21,000,000
Notes due 2020 4.375% Interest [Member]
Liabilities Abstract
Long-term debt	249,000,000				249,000,000				249,000,000	249,000,000
Debt Details Table [Abstract]
Long-term debt	249,000,000				249,000,000				249,000,000	249,000,000
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value					250,000,000					250,000,000
Debt Instrument Interest Rate Stated Percentage					4.38%					4.38%
Pecentage Redemption Principal Amount Of Note										100.00%
Basis Points Added To Treasury Rate										25
Debt Instrument Interest Rate Basis Effective Rate					5.10%					5.10%
Notes due 2020 5.125% Interest [Member]
Liabilities Abstract
Long-term debt	299,000,000				299,000,000				299,000,000	299,000,000
Debt Details Table [Abstract]
Long-term debt	299,000,000				299,000,000				299,000,000	299,000,000
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value					300,000,000					300,000,000
Debt Instrument Interest Rate Stated Percentage					5.13%					5.13%
Pecentage Redemption Principal Amount Of Note										100.00%
Basis Points Added To Treasury Rate										25
Debt Instrument Interest Rate Basis Effective Rate					5.36%					5.36%
Notes Due 2021 4.5% Interest [Member]
Liabilities Abstract
Long-term debt	298,000,000				0				298,000,000	0
Debt Details Table [Abstract]
Long-term debt	298,000,000				0				298,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	300,000,000								300,000,000
Debt Instrument Interest Rate Stated Percentage	4.50%								4.50%
Pecentage Redemption Principal Amount Of Note									100.00%
Basis Points Added To Treasury Rate									20
Debt Instrument Interest Rate Basis Effective Rate	4.68%								4.68%
Notes due 2022 4% Interest [Member]
Liabilities Abstract
Long-term debt	743,000,000				0				743,000,000	0
Debt Details Table [Abstract]
Long-term debt	743,000,000				0				743,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	750,000,000								750,000,000
Debt Instrument Interest Rate Stated Percentage	4.00%								4.00%
Pecentage Redemption Principal Amount Of Note									100.00%
Basis Points Added To Treasury Rate									35
Debt Instrument Interest Rate Basis Effective Rate	4.35%								4.35%
Notes due 2023 7.65% Interest [Member]
Liabilities Abstract
Long-term debt	100,000,000				100,000,000				100,000,000	100,000,000
Debt Details Table [Abstract]
Long-term debt	100,000,000				100,000,000				100,000,000	100,000,000
Notes due 2023 8.3% Interest [Member]
Liabilities Abstract
Long-term debt	17,000,000				17,000,000				17,000,000	17,000,000
Debt Details Table [Abstract]
Long-term debt	17,000,000				17,000,000				17,000,000	17,000,000
Debentures due 2027 7.875% Interest [Member]
Liabilities Abstract
Long-term debt	300,000,000				300,000,000				300,000,000	300,000,000
Debt Details Table [Abstract]
Long-term debt	300,000,000				300,000,000				300,000,000	300,000,000
Step Down Notes Due 2033 8.3% Interest [Member]
Liabilities Abstract
Long-term debt	83,000,000				83,000,000				83,000,000	83,000,000
Debt Details Table [Abstract]
Long-term debt	83,000,000				83,000,000				83,000,000	83,000,000
Notes due 2036 6.15% Interest [Member]
Liabilities Abstract
Long-term debt	500,000,000				500,000,000				500,000,000	500,000,000
Debt Details Table [Abstract]
Long-term debt	500,000,000				500,000,000				500,000,000	500,000,000
Notes Due 2041 5.875% Interest [Member]
Liabilities Abstract
Long-term debt	298,000,000				0				298,000,000	0
Debt Details Table [Abstract]
Long-term debt	298,000,000				0				298,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	300,000,000								300,000,000
Debt Instrument Interest Rate Stated Percentage	5.88%								5.88%
Pecentage Redemption Principal Amount Of Note									100.00%
Basis Points Added To Treasury Rate									25
Debt Instrument Interest Rate Basis Effective Rate	6.01%								6.01%
Notes due 2042 5.375% Interest [Member]
Liabilities Abstract
Long-term debt	750,000,000				0				750,000,000	0
Debt Details Table [Abstract]
Long-term debt	750,000,000				0				750,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	750,000,000								750,000,000
Debt Instrument Interest Rate Stated Percentage	5.38%								5.38%
Pecentage Redemption Principal Amount Of Note									100.00%
Basis Points Added To Treasury Rate									40
Debt Instrument Interest Rate Basis Effective Rate	5.54%								5.54%
Parent Company [Member]
Benefits and Expenses
Interest Expense									195,000,000	176,000,000	160,000,000
Intercompany Interest Expense									19,000,000	26,000,000	80,000,000
Other operating expenses									92,000,000	129,000,000	68,000,000
Operating Expenses									306,000,000	331,000,000	308,000,000
Operating Income (Loss)									(306,000,000)	(331,000,000)	(308,000,000)
Total Parent Company Tax Benefit									(107,000,000)	(106,000,000)	(118,000,000)
Loss Of Parent Company									(199,000,000)	(225,000,000)	(190,000,000)
Equity In Income Of Subsidiaries From Continuing Operations									1,459,000,000	1,504,000,000	1,481,000,000
Income from Continuing Operations									1,260,000,000	1,279,000,000	1,291,000,000
Income from discontinued operations, net of taxes									0	0	(1,000,000)
Shareholders' net income									1,260,000,000	1,279,000,000	1,292,000,000
Assets
Investments in and Advances to Affiliates, Amount of Equity	14,606,000,000				14,095,000,000				14,606,000,000	14,095,000,000
Other assets, including other intangibles	793,000,000				568,000,000				793,000,000	568,000,000
Total assets	15,399,000,000				14,663,000,000				15,399,000,000	14,663,000,000
Liabilities Abstract
Due to Affiliate	460,000,000				3,718,000,000				460,000,000	3,718,000,000
Short-term Debt	100,000,000				548,000,000				100,000,000	548,000,000
Long-term debt	4,869,000,000				2,180,000,000				4,869,000,000	2,180,000,000
Nonrecourse obligations	1,976,000,000				1,861,000,000				1,976,000,000	1,861,000,000
Total liabilities	7,405,000,000				8,307,000,000				7,405,000,000	8,307,000,000
Shareholders Equity [Abstract]
Common stock (par value per share, $0.25; shares issued,366, 351; authorized, 600)	92,000,000				88,000,000				92,000,000	88,000,000
Additional paid-in capital	3,188,000,000				2,534,000,000				3,188,000,000	2,534,000,000
Accumulated Other Comprehensive Income Loss Available For Sale Fixed Securities Adjustment Net Of Tax	739,000,000				529,000,000				739,000,000	529,000,000
Accumulated Other Comprehensive Income Loss Available For Sale Equity Securities Adjustment Net Of Tax	1,000,000				3,000,000				1,000,000	3,000,000
Net unrealized depreciation, derivatives	(23,000,000)				(24,000,000)				(23,000,000)	(24,000,000)
Net translation foreign currencies	3,000,000				25,000,000				3,000,000	25,000,000
Postretirement benefits liability adjustment	(1,507,000,000)				(1,147,000,000)				(1,507,000,000)	(1,147,000,000)
Retained earnings (BS)	10,787,000,000				9,590,000,000				10,787,000,000	9,590,000,000
Less treasury stock, at cost	(5,286,000,000)				(5,242,000,000)				(5,286,000,000)	(5,242,000,000)
Total Equity	7,994,000,000				6,356,000,000				7,994,000,000	6,356,000,000
Total liabilities and equity	15,399,000,000				14,663,000,000				15,399,000,000	14,663,000,000
Consolidated Statements of Cash Flows
Shareholders' net income									1,260,000,000	1,279,000,000	1,292,000,000
Equity In Income Of Subsidiaries									(1,459,000,000)	(1,504,000,000)	(1,481,000,000)
Income from discontinued operations, net of taxes									0	0	(1,000,000)
Accounts payable accrued expenses and other liabilities									(296,000,000)	(294,000,000)	(401,000,000)
Other, net									(92,000,000)	158,000,000	353,000,000
Increase (Decrease) in Due to Affiliates									(3,258,000,000)	(816,000,000)	(579,000,000)
Issuance of Long Term Debt Gross Proceeds									2,661,000,000	543,000,000	346,000,000
Repayment of long-term debt									(449,000,000)	(268,000,000)	(199,000,000)
Issuance of common stock									734,000,000	64,000,000	30,000,000
Common dividends paid									(11,000,000)	(11,000,000)	(11,000,000)
Payments For Repurchase Of Common Stock									(225,000,000)	(201,000,000)	0
Net increase in cash and cash equivalents									0	0	(1,000,000)
Cash and cash equivalents, January 1,				0				0	0	0	1,000,000
Cash and cash equivalents, December 31,	0				0				0	0	0
Debt Details Table [Abstract]
Commercial Paper Outstanding	100,000,000				100,000,000				100,000,000	100,000,000
Current maturities of long-term debt	0				448,000,000				0	448,000,000
Short-term debt	100,000,000				548,000,000				100,000,000	548,000,000
Long-term debt	4,869,000,000				2,180,000,000				4,869,000,000	2,180,000,000
Notes To Condensed Statements Details [Abstract]
Revolving Credit and Letter of Credit Agreement Term									5
Revolving Credit And Letter Of Credit Agreement	1,500,000,000								1,500,000,000
Lettersof Credit Current Borrowing Capacity	500,000,000								500,000,000
Number Of Banks Participating In Revolving Credit And Letter Of Credit Agreement	16								16
Revolving Credit And Letter Of Credit Agreement Remaining Thirteen Banks Percentage Committment	64.00%								64.00%
Credit Facility Maximum Borrowing Capacity	2,000,000,000								2,000,000,000
Revolving Credit And Letter Of Credit Agreement Covenants	.5 to 1								.5 to 1
Credit Facility Remaining Borrowing Capacity	3,700,000,000								3,700,000,000
Short-term and Long-term Debt Outstanding	5,100,000,000								5,100,000,000
Letters of Credit Outstanding, Amount	118,000,000								118,000,000
Future Maturities of Debt and Capital Leases in 2012	0								0
Future Maturities of Debt and Capital Leases in 2013	0								0
Future Maturities of Debt and Capital Leases in 2014	0								0
Future Maturities of Debt and Capital Leases in 2015	0								0
Future Maturities of Debt and Capital Leases in 2016	600,000,000								600,000,000
Long Term Debt Maturities Repayments Of Principal And Capital Leases After Year Five	remainder								remainder
Interest Expense on Long-term Debt, Short-term Debt and Capital Leases									195,000,000	176,000,000	160,000,000
Bank letter of credit arranged for reinsurance subsidiary	33,000,000								33,000,000
Amount of letter of credit issued to provide collateral for subsidiaries	3,000,000								3,000,000
Payment guarantee on surety bonds obtained by subsidiaries	24,000,000								24,000,000
Letter of credit required by insurer of high-deductible self-insurance program	27,000,000								27,000,000
Solvency guarantee required by regulators for Insurance subsidiaries	34,000,000								34,000,000
Bank letter of credit arranged for subsidiary	55,000,000								55,000,000
Guarantee on reserve related to assumed reinsurance business of subsidiary	88,000,000								88,000,000
Proceeds From Issuance Of Common Stock Net									629,000,000
Proceeds From Issuance Of Common Stock Gross									650,000,000
Stock Issued During Period, Shares, New Issues									15,200
Cost of Common Stock Issued Per Share	$ 42.75								$ 42.75
Average Interest Rate On Intercompany Loan									0.63%	0.61%
Interest paid									179,000,000	175,000,000	153,000,000
Parent Company [Member] | Notes due 2016 2.75% Interest [Member]
Liabilities Abstract
Long-term debt	600,000,000				0				600,000,000	0
Debt Details Table [Abstract]
Long-term debt	600,000,000				0				600,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	600,000,000								600,000,000
Debt Instrument Interest Rate Stated Percentage	2.75%								2.75%
Basis Points Added To Treasury Rate									30
Debt Instrument Interest Rate Basis Effective Rate	2.93%								2.93%
Parent Company [Member] | Notes due 2017 5.375% Interest [Member]
Liabilities Abstract
Long-term debt	250,000,000				250,000,000				250,000,000	250,000,000
Debt Details Table [Abstract]
Long-term debt	250,000,000				250,000,000				250,000,000	250,000,000
Parent Company [Member] | Notes due 2018 6.35% Interest [Member]
Liabilities Abstract
Long-term debt	131,000,000				131,000,000				131,000,000	131,000,000
Debt Details Table [Abstract]
Long-term debt	131,000,000				131,000,000				131,000,000	131,000,000
Notes To Condensed Statements Details [Abstract]
Debt Instrument Interest Rate Stated Percentage					6.35%					6.35%
Basis Points Added To Treasury Rate										45
Repayments Of Debt										198,000,000
Debt Tender Pricing Yield										3.92%
Amount Of Debt Tendered										169,000,000
Payments Of Debt Extinguishment Costs										18,000,000
Parent Company [Member] | Notes due 2019 8.5% Interest [Member]
Liabilities Abstract
Long-term debt	251,000,000				251,000,000				251,000,000	251,000,000
Debt Details Table [Abstract]
Long-term debt	251,000,000				251,000,000				251,000,000	251,000,000
Notes To Condensed Statements Details [Abstract]
Debt Instrument Interest Rate Stated Percentage					8.50%					8.50%
Basis Points Added To Treasury Rate										100
Repayments Of Debt										130,000,000
Debt Tender Pricing Yield										4.13%
Amount Of Debt Tendered										99,000,000
Payments Of Debt Extinguishment Costs										21,000,000
Parent Company [Member] | Notes due 2020 4.375% Interest [Member]
Liabilities Abstract
Long-term debt	249,000,000				249,000,000				249,000,000	249,000,000
Debt Details Table [Abstract]
Long-term debt	249,000,000				249,000,000				249,000,000	249,000,000
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value					250,000,000					250,000,000
Debt Instrument Interest Rate Stated Percentage					4.38%					4.38%
Debt Instrument Interest Rate Basis Effective Rate					5.10%					5.10%
Parent Company [Member] | Notes due 2020 5.125% Interest [Member]
Liabilities Abstract
Long-term debt	299,000,000				299,000,000				299,000,000	299,000,000
Debt Details Table [Abstract]
Long-term debt	299,000,000				299,000,000				299,000,000	299,000,000
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value					300,000,000					300,000,000
Debt Instrument Interest Rate Stated Percentage					5.13%					5.13%
Debt Instrument Interest Rate Basis Effective Rate					5.36%					5.36%
Parent Company [Member] | Notes Due 2021 4.5% Interest [Member]
Liabilities Abstract
Long-term debt	298,000,000				0				298,000,000	0
Debt Details Table [Abstract]
Long-term debt	298,000,000				0				298,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	300,000,000								300,000,000
Debt Instrument Interest Rate Stated Percentage	4.50%								4.50%
Basis Points Added To Treasury Rate									20
Debt Instrument Interest Rate Basis Effective Rate	4.68%								4.68%
Parent Company [Member] | Notes due 2022 4% Interest [Member]
Liabilities Abstract
Long-term debt	743,000,000				0				743,000,000	0
Debt Details Table [Abstract]
Long-term debt	743,000,000				0				743,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	750,000,000								750,000,000
Debt Instrument Interest Rate Stated Percentage	4.00%								4.00%
Basis Points Added To Treasury Rate									35
Debt Instrument Interest Rate Basis Effective Rate	4.35%								4.35%
Parent Company [Member] | Notes due 2023 7.65% Interest [Member]
Liabilities Abstract
Long-term debt	100,000,000				100,000,000				100,000,000	100,000,000
Debt Details Table [Abstract]
Long-term debt	100,000,000				100,000,000				100,000,000	100,000,000
Parent Company [Member] | Notes due 2023 8.3% Interest [Member]
Liabilities Abstract
Long-term debt	17,000,000				17,000,000				17,000,000	17,000,000
Debt Details Table [Abstract]
Long-term debt	17,000,000				17,000,000				17,000,000	17,000,000
Parent Company [Member] | Debentures due 2027 7.875% Interest [Member]
Liabilities Abstract
Long-term debt	300,000,000				300,000,000				300,000,000	300,000,000
Debt Details Table [Abstract]
Long-term debt	300,000,000				300,000,000				300,000,000	300,000,000
Parent Company [Member] | Step Down Notes Due 2033 8.3% Interest [Member]
Liabilities Abstract
Long-term debt	83,000,000				83,000,000				83,000,000	83,000,000
Debt Details Table [Abstract]
Long-term debt	83,000,000				83,000,000				83,000,000	83,000,000
Parent Company [Member] | Notes due 2036 6.15% Interest [Member]
Liabilities Abstract
Long-term debt	500,000,000				500,000,000				500,000,000	500,000,000
Debt Details Table [Abstract]
Long-term debt	500,000,000				500,000,000				500,000,000	500,000,000
Parent Company [Member] | Notes Due 2041 5.875% Interest [Member]
Liabilities Abstract
Long-term debt	298,000,000				0				298,000,000	0
Debt Details Table [Abstract]
Long-term debt	298,000,000				0				298,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	300,000,000								300,000,000
Debt Instrument Interest Rate Stated Percentage	5.88%								5.88%
Basis Points Added To Treasury Rate									25
Debt Instrument Interest Rate Basis Effective Rate	6.01%								6.01%
Parent Company [Member] | Notes due 2042 5.375% Interest [Member]
Liabilities Abstract
Long-term debt	750,000,000				0				750,000,000	0
Debt Details Table [Abstract]
Long-term debt	750,000,000				0				750,000,000	0
Notes To Condensed Statements Details [Abstract]
Long Term Debt Face Value	$ 750,000,000								$ 750,000,000
Debt Instrument Interest Rate Stated Percentage	5.38%								5.38%
Basis Points Added To Treasury Rate									40
Debt Instrument Interest Rate Basis Effective Rate	5.54%								5.54%

Schedule III - Supplementary Insurance Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	$ 817	$ 701	$ 594
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	17,146	16,656	16,620
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	5,241	5,263	4,889
Supplementary Insurance Information, Unearned Premiums	502	416	427
Supplementary Insurance Information, Premium Revenue	19,089	18,393	16,041
Supplementary Insurance Information, Net Investment Income	1,146	1,105	1,014
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	12,490	12,233	10,334
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	259	251	242
Supplementary Insurance Information, Other Operating Expense	7,363	6,961	5,981
Health Care Segment [Member]
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	19	22	28
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	481	488	507
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	1,229	1,400	1,098
Supplementary Insurance Information, Unearned Premiums	77	80	76
Supplementary Insurance Information, Premium Revenue	13,181	13,319	11,384
Supplementary Insurance Information, Net Investment Income	274	243	181
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	8,265	8,670	7,096
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	139	155	141
Supplementary Insurance Information, Other Operating Expense	5,185	5,086	4,742
Disability And Life Segment [Member]
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	1	2	6
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	1,178	1,066	1,023
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	3,208	3,180	3,122
Supplementary Insurance Information, Unearned Premiums	16	17	32
Supplementary Insurance Information, Premium Revenue	2,780	2,667	2,634
Supplementary Insurance Information, Net Investment Income	267	261	244
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	2,003	1,935	1,922
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	4	6	6
Supplementary Insurance Information, Other Operating Expense	644	699	670
International Segment [Member]
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	729	609	491
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	1,338	1,173	1,003
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	411	288	228
Supplementary Insurance Information, Unearned Premiums	382	288	282
Supplementary Insurance Information, Premium Revenue	2,990	2,268	1,882
Supplementary Insurance Information, Net Investment Income	96	82	69
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	1,697	1,255	1,080
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	110	84	89
Supplementary Insurance Information, Other Operating Expense	976	762	589
Run Off Reinsurance Segment [Member]
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	0	0	0
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	1,172	1,139	1,287
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	240	244	288
Supplementary Insurance Information, Unearned Premiums	0	0	0
Supplementary Insurance Information, Premium Revenue	24	25	29
Supplementary Insurance Information, Net Investment Income	103	114	113
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	140	(22)	(146)
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	0	0	0
Supplementary Insurance Information, Other Operating Expense	265	113	(273)
Other Operations Segment [Member]
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	68	68	69
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	12,977	12,790	12,800
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	160	159	161
Supplementary Insurance Information, Unearned Premiums	27	31	37
Supplementary Insurance Information, Premium Revenue	114	114	112
Supplementary Insurance Information, Net Investment Income	400	404	407
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	385	395	398
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	6	6	6
Supplementary Insurance Information, Other Operating Expense	60	53	62
Corporate Segment [Member]
Supplementary Insurance Information, by Segment [Line Items]
Supplementary Insurance Information, Deferred Policy Acquisition Costs	0	0	0
Supplementary Insurance Information, Liability for Future Policy Benefits, Losses, Claims and Loss Expense Reserves	0	0	0
Supplementary Insurance Information, Other Policy Claims and Benefits Payable	(7)	(8)	(8)
Supplementary Insurance Information, Unearned Premiums	0	0	0
Supplementary Insurance Information, Premium Revenue	0	0	0
Supplementary Insurance Information, Net Investment Income	6	1	0
Supplementary Insurance Information, Benefits, Claims, Losses and Settlement Expense	0	0	(16)
Supplementary Insurance Information, Amortization of Deferred Policy Acquisition Costs	0	0	0
Supplementary Insurance Information, Other Operating Expense	$ 233	$ 248	$ 191

Schedule IV - Reinsurance (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount [Abstract]
Reinsurance Premiums for Insurance Companies, by Product Segment, Gross Amount	$ 19,342	$ 18,298	$ 15,385
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Ceded to Other Companies	447	437	453
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Assumed from Other Companies	194	532	1,109
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount, Total	19,089	18,393	16,041
Reinsurance Premiums for Insurance Companies, by Product Segment, Percentage of Amount Assumed to Net	1.00%	2.90%	6.90%
Life Insurance in Force [Member]
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount [Abstract]
Reinsurance Premiums for Insurance Companies, by Product Segment, Gross Amount	606,587	566,841	544,687
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Ceded to Other Companies	53,088	44,335	50,011
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Assumed from Other Companies	9,163	9,734	71,107
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount, Total	562,662	532,240	565,783
Reinsurance Premiums for Insurance Companies, by Product Segment, Percentage of Amount Assumed to Net	1.60%	1.80%	12.60%
Life Insurance Segment [Member]
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount [Abstract]
Reinsurance Premiums for Insurance Companies, by Product Segment, Gross Amount	1,990	2,026	1,909
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Ceded to Other Companies	280	264	297
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Assumed from Other Companies	40	107	305
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount, Total	1,750	1,869	1,917
Reinsurance Premiums for Insurance Companies, by Product Segment, Percentage of Amount Assumed to Net	2.30%	5.70%	15.90%
Accident and Health Insurance Segment [Member]
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount [Abstract]
Reinsurance Premiums for Insurance Companies, by Product Segment, Gross Amount	17,352	16,272	13,476
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Ceded to Other Companies	167	173	156
Reinsurance Premiums for Insurance Companies, by Product Segment, Amount Assumed from Other Companies	154	425	804
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount, Total	$ 17,339	$ 16,524	$ 14,124
Reinsurance Premiums for Insurance Companies, by Product Segment, Percentage of Amount Assumed to Net	0.90%	2.60%	5.70%

Schedule V - Valuation and Qualifying Accounts and Reserves (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for Loans and Leases Receivable [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation Allowances and Reserves, Balance at beginning of period	$ 12	$ 17	$ 3
Valuation Allowances and Reserves, Charged to Cost and Expense	16	24	17
Valuation Allowances and Reserves, Charged to Other Accounts	0	0	0
Valuation Allowances and Reserves, Deductions	(9)	(29)	(3)
Valuation Allowances and Reserves, Balance at end of period	19	12	17
Allowance for Doubtful Accounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation Allowances and Reserves, Balance at beginning of period	49	43	50
Valuation Allowances and Reserves, Charged to Cost and Expense	4	11	(2)
Valuation Allowances and Reserves, Charged to Other Accounts	(1)	0	0
Valuation Allowances and Reserves, Deductions	(7)	(5)	(5)
Valuation Allowances and Reserves, Balance at end of period	45	49	43
Valuation Allowance of Deferred Tax Assets [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation Allowances and Reserves, Balance at beginning of period	26	117	126
Valuation Allowances and Reserves, Charged to Cost and Expense	4	(91)	(1)
Valuation Allowances and Reserves, Charged to Other Accounts	15	0	0
Valuation Allowances and Reserves, Deductions	0	0	(8)
Valuation Allowances and Reserves, Balance at end of period	45	26	117
Allowance for Reinsurance Recoverable [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation Allowances and Reserves, Balance at beginning of period	10	15	23
Valuation Allowances and Reserves, Charged to Cost and Expense	(5)	(5)	(7)
Valuation Allowances and Reserves, Charged to Other Accounts	0	0	0
Valuation Allowances and Reserves, Deductions	0	0	(1)
Valuation Allowances and Reserves, Balance at end of period	$ 5	$ 10	$ 15